The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2020 and 2019

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2020 and 2019, and the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2020, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Deferred Acquisition Costs Asset and Future Contract Benefits Liability
Description of the Matter

At December 31, 2020, deferred acquisition costs totaled $5.6 billion and future contract benefits liabilities totaled $40.1 billion, a portion of which related to universal life-type contracts with secondary guarantees and variable annuity contracts with guaranteed benefit riders.

The carrying amount of the deferred acquisition costs related to these products is the total of costs deferred less amortization, which is calculated in relation to the present value of estimated gross profits of the underlying contracts. As described in Notes 1 (see section on DAC, VOBA, DSI and DFEL) and 8 to the consolidated financial statements, there is a significant amount of uncertainty inherent in calculating estimated gross profits as the calculation includes significant management judgment in developing certain assumptions, such as expected future mortality experience, investment margins, capital market performance, retention and rider utilization. Management’s assumptions are adjusted, also known as unlocked, for emerging experience and expected changes in trends. The unlocking results in deferred acquisition cost amortization being recalculated, using the new assumptions for estimated gross profits, that results either in additional or less cumulative amortization expense.

The future contract benefits liability related to these product guarantees is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Note 1 to the consolidated financial statements (see section on Future Contract Benefits and Other Contract Holder Funds), there is significant uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which are consistent with the assumptions used to amortize the related deferred acquisition cost asset as noted above and which include expected mortality experience, investment margins, capital market performance, retention and rider utilization.

Auditing the valuation of deferred acquisition costs and future contract benefits liabilities related to these products was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of both the amortization of deferred acquisition costs and the future contract benefits liability related to these products.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the deferred acquisition costs and future contract benefits liability estimation processes, including, among others, controls related to the review and approval processes that management has in place for the assumptions used in estimating the estimated gross profits related to deferred acquisition costs and the future contract benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions and updating investment margins for current and expected future market conditions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of estimated gross profits related to deferred policy acquisition costs and the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

Variable Annuity Guaranteed Living Benefit Riders Embedded Derivatives
Description of the Matter

The Company’s variable annuity guaranteed living benefit riders include an embedded derivative, represented by an asset totaling $450 million as of December 31, 2020, related to the non-life contingent feature of the product which is accounted for at fair value, with changes in fair value recognized in income. As described in Notes 1 (see section on Separate Account Assets and Liabilities), 6 and 21 to the consolidated financial statements, there is a significant amount of estimation uncertainty inherent in measuring the fair value of the embedded derivative because of the sensitivity of certain assumptions underlying the estimate, including stock market performance, policy lapse experience and rider utilization. Management’s assumptions are adjusted over time for emerging experience and expected changes in trends, resulting in changes to the estimated fair value of the embedded derivative.

Auditing the valuation of the embedded derivative related to variable annuity guaranteed living benefit riders was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of the value of the embedded derivative.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the embedded derivative estimation process, including, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in measuring the fair value of the embedded derivative. This included testing controls related to management’s evaluation of current and future market conditions and the need to update policy lapse and rider utilization assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of the embedded derivative for a sample of contracts which we compared to the fair value model used by management.

Valuation of Goodwill for the Life Insurance Reporting Unit
Description of the Matter

At December 31, 2020, the Company’s goodwill was $1.8 billion, of which $634 million related to the Company’s Life Insurance reporting unit. As discussed in Notes 1 (see section on Goodwill) and 10 of the consolidated financial statements, goodwill is tested for impairment at least annually at the reporting unit level. Determining the fair value of the Life Insurance reporting unit as part of the goodwill impairment analysis is sensitive to significant assumptions such as the discount rate, which reflects the market expected, weighted-average rate of return adjusted for the risk factors associated with the operations, and other relevant assumptions impacting projected financial information, such as the profitability of new and in-force business, all of which are affected by expectations about future market or economic conditions.

Auditing the fair value of the Company’s Life Insurance reporting unit was complex and required the involvement of our valuation and actuarial specialists due to the high degree of judgment used by management.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the Company’s goodwill impairment review process. This included, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in the estimation process, including management’s determination of the applicable discount rate, and other assumptions for the Life Insurance reporting unit.

We involved actuarial and valuation specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to current industry and economic trends, recent market transactions and other relevant factors. We reviewed the historical accuracy of management’s estimate and performed sensitivity analyses of significant assumptions to evaluate the changes in the fair value of the Life Insurance reporting unit that would result from changes in the assumptions.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 9, 2021

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2020	2019
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2020 – $103,021; 2019 – $93,307; allowance for credit losses: 2020 – $13; 2019 – $0)	$121,111	$103,773
Trading securities	4,442	4,602
Equity securities	127	103
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2020 – $832; 2019 – $0)	16,681	16,244
Policy loans	2,411	2,460
Derivative investments	3,109	1,911
Other investments	3,025	2,565
Total investments	150,906	131,658
Cash and invested cash	1,462	1,879
Deferred acquisition costs and value of business acquired	5,824	7,745
Premiums and fees receivable	484	464
Accrued investment income	1,217	1,109
Reinsurance recoverables, net of allowance for credit losses	18,752	19,164
Funds withheld reinsurance assets	530	542
Goodwill	1,778	1,778
Other assets	19,401	18,106
Separate account assets	167,965	153,571
Total assets	$368,319	$336,016

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$40,146	$35,717
Other contract holder funds	104,858	97,422
Short-term debt	497	609
Long-term debt	2,412	2,414
Reinsurance related embedded derivatives	540	375
Funds withheld reinsurance liabilities	7,179	5,566
Payables for collateral on investments	6,215	5,077
Other liabilities	13,466	13,680
Separate account liabilities	167,965	153,571
Total liabilities	343,278	314,431

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,853	11,312
Retained earnings	4,167	4,437
Accumulated other comprehensive income (loss)	9,021	5,836
Total stockholder’s equity	25,041	21,585
Total liabilities and stockholder’s equity	$368,319	$336,016

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2020	2019	2018
Revenues
Insurance premiums	$5,122	$5,277	$4,362
Fee income	6,120	6,247	5,733
Net investment income	5,264	4,962	4,844
Realized gain (loss)	(526)	(828)	(92)
Amortization of deferred gain on business sold through reinsurance	33	27	4
Other revenues	553	507	507
Total revenues	16,566	16,192	15,358
Expenses
Interest credited	2,899	2,754	2,589
Benefits	8,050	7,585	6,144
Commissions and other expenses	4,889	5,065	4,583
Interest and debt expense	125	145	136
Strategic digitization expense	68	66	76
Total expenses	16,031	15,615	13,528
Income (loss) before taxes	535	577	1,830
Federal income tax expense (benefit)	(56)	(37)	257
Net income (loss)	591	614	1,573
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	3,177	5,173	(3,314)
Funded status of employee benefit plans	8	4	2
Total other comprehensive income (loss), net of tax	3,185	5,177	(3,312)
Comprehensive income (loss)	$3,776	$5,791	$(1,739)

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2020	2019	2018
Common Stock
Balance as of beginning-of-year	$11,312	$11,237	$10,713
Capital contribution from Lincoln National Corporation	510	50	500
Stock compensation/issued for benefit plans	31	25	24
Balance as of end-of-year	11,853	11,312	11,237

Retained Earnings
Balance as of beginning-of-year	4,437	4,423	4,405
Cumulative effect from adoption of new accounting standards	(201)	-	(644)
Net income (loss)	591	614	1,573
Dividends paid to Lincoln National Corporation	(660)	(600)	(911)
Balance as of end-of-year	4,167	4,437	4,423

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	5,836	659	3,327
Cumulative effect from adoption of new accounting standards	-	-	644
Other comprehensive income (loss), net of tax	3,185	5,177	(3,312)
Balance as of end-of-year	9,021	5,836	659
Total stockholder’s equity as of end-of-year	$25,041	$21,585	$16,319

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2020	2019	2018
Cash Flows from Operating Activities
Net income (loss)	$591	$614	$1,573
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Realized (gain) loss	526	828	92
Trading securities purchases, sales and maturities, net	253	(2,522)	(120)
Amortization of deferred gain on business sold through reinsurance	(33)	(27)	(4)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	68	(448)	(108)
Premiums and fees receivable	(20)	104	(87)
Accrued investment income	(88)	(22)	(6)
Insurance liabilities and reinsurance-related balances	392	(1,195)	(128)
Accrued expenses	(21)	89	(99)
Federal income tax accruals	(134)	(282)	65
Cash management agreement	(1,341)	(1,115)	329
Other	92	343	88
Net cash provided by (used in) operating activities	285	(3,633)	1,595
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(16,149)	(14,927)	(12,406)
Sales of available-for-sale securities and equity securities	1,214	6,771	3,191
Maturities of available-for-sale securities	5,180	6,426	6,348
Purchase of common stock in acquisition, net of cash acquired	-	-	(1,410)
Sale of business, net	-	-	(12)
Purchases of alternative investments	(395)	(433)	(314)
Sales and repayments of alternative investments	171	131	178
Issuance of mortgage loans on real estate	(1,790)	(4,218)	(2,920)
Repayment and maturities of mortgage loans on real estate	1,133	1,144	1,048
Issuance (repayment) of policy loans, net	49	32	20
Net change in collateral on investments, derivatives and related settlements	1,775	349	654
Other	(149)	(259)	(191)
Net cash provided by (used in) investing activities	(8,961)	(4,984)	(5,814)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	510	50	500
Payment of long-term debt, including current maturities	(30)	(28)	(13)
Issuance of long-term debt, net of issuance costs	30	28	13
Issuance (payment) of short-term debt	(112)	321	278
Proceeds from sale-leaseback transactions	-	-	88
Payment related to sale-leaseback transactions	(47)	(83)	-
Proceeds from certain financing arrangements	109	107	-
Deposits of fixed account values, including the fixed portion of variable	14,009	16,049	13,616
Withdrawals of fixed account values, including the fixed portion of variable	(6,069)	(5,800)	(5,957)
Transfers to and from separate accounts, net	528	(1,362)	(2,469)
Common stock issued for benefit plans	(9)	(34)	(25)
Dividends paid to Lincoln National Corporation	(660)	(600)	(911)
Net cash provided by (used in) financing activities	8,259	8,648	5,120

Net increase (decrease) in cash, invested cash and restricted cash	(417)	31	901
Cash, invested cash and restricted cash as of beginning-of-year	1,879	1,848	947
Cash, invested cash and restricted cash as of end-of-year	$1,462	$1,879	$1,848

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of two insurance company subsidiaries, Lincoln Life & Annuity Company of New York (“LLANY”) and Lincoln Life Assurance Company of Boston (“LLACB”). We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network. LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 22 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. As discussed in Note 3, on May 1, 2018, LNC and LNL completed the acquisition of Liberty Life Assurance Company of Boston (“Liberty Life”). We use the equity method of accounting to recognize all of our investments in limited liability partnerships. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill and other intangibles, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability

(“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

●Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

●Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

●Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

●Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.

●Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

●State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

●Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

●The estimated range and average period until recovery;

●The estimated range and average holding period to maturity;

●Remaining payment terms of the security;

●Current delinquencies and nonperforming assets of underlying collateral;

●Expected future default rates;

●Collateral value by vintage, geographic region, industry concentration or property type;

●Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

●Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

●The current economic environment and market conditions;

●Our business strategy and current business plans;

●The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

●Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

●The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

●The capital risk limits approved by management; and

●Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

●Historical and implied volatility of the security;

●The extent to which the fair value has been less than amortized cost;

●Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

●Failure, if any, of the issuer of the security to make scheduled payments; and

●Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off when deemed uncollectible.

To determine the recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

●Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

●Fundamentals of the industry in which the issuer operates;

●Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

●Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

●Expectations regarding defaults and recovery rates;

●Changes to the rating of the security by a rating agency; and

●Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

●Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

●Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

●Susceptibility to fair value fluctuations for changes in the interest rate environment;

●Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;

●Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

●Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

●Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity, with higher severity assumed for investor properties and further adjusted by housing price assumptions. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance agreements. Investment results for the portfolios that support Modco and CFW reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain commercial mortgage loans at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses. Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on our Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

Most of our off-balance sheet commitments relate to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no intangible balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products. These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We and our insurance subsidiaries enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Consolidated Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Consolidated Balance Sheets.  Assets and liabilities and revenue and expenses from certain reinsurance contracts that grant statutory surplus relief to our insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by our insurance subsidiaries to be considered on deposit with the reinsurer and such amounts are reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries. As such, we performed a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the quarter to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term and mortality assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in time of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on our Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of certain reinsurance assets, net of allowance for credit losses, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, DSI, operating lease right-of-use (“ROU”) assets, finance lease assets, certain financing arrangements, debt issuance costs associated with line-of-credit arrangements and other receivables and prepaid expenses. Other liabilities consist primarily of certain reinsurance payables, current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, long-term operating lease liabilities, finance lease liabilities, certain financing arrangements, deferred gain on business sold through reinsurance and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities. The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.” We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 10 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to finance leases and certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Other assets includes deferred losses on business sold through reinsurance attributable to our 2012 and 2014 reinsurance transactions where we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC. We are recognizing the losses related to these transactions over a period of 30 years.

Other liabilities includes deferred gains on business sold through reinsurance. During 2009, we completed a reinsurance transaction whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC. We are recognizing the gain related to this transaction over a period of 15 years. During 2012, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR. We are recognizing the gain related to the transaction over a period of 30 years. During 2013, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR. During 2019, we amended the 2013 reinsurance transaction by recapturing the underlying base policy from LNBAR while continuing to cede the associated riders. We are recognizing the gain related to this transaction over the expected life of the underlying business, or 20 years. Effective October 1, 2018, we entered into an annuity reinsurance agreement with Athene Holding Ltd. (“Athene”). We are recognizing the gain related to this transaction over the period over which the majority of account values are expected to run off, or 20 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 47 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well as the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that are equal to deposits net of withdrawals, excluding surrender charges and fees, plus interest credited, and if applicable an additional reserve for other insurance benefit guarantees. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

The liability for future claim reserves for long-term disability contracts for incurred and reported claims are calculated based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security. Claim resolution rate assumptions and social security offsets are based on our actual experience. The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities. The incurred but not reported claim reserves are based on our experiences as to the reporting lags and ultimate loss experience. Claim reserves are subject to revision as current claim experience and projections of future factors affecting claim experience change. Claim reserves do not include a provision for adverse deviation.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2020 and 2019, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $53 million, $51 million and $56 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.” We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Short-term and Long-term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value for mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account values, changes in the market value of our seed capital investments, and proceeds from reinsurance recaptures. The broker-dealer services primarily relate to our retail sales network and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account values. Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

Interest Credited

We credit interest to our contract holder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

Strategic digitization expense consists primarily of costs related to our enterprise-wide digitization initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due over the term of the related borrowing.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2. New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters

ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), Measurement of Credit Losses on Financial Instruments and related amendments

These amendments adopt a new model in ASC Topic 326 to measure and recognize credit losses for most financial assets. The ASU requires a financial asset measured at amortized cost to be presented at the net amount expected to be collected over the life of the asset using a credit loss allowance. Changes in the allowance are charged to earnings. The measurement of expected credit losses is based on relevant information about past events, including historical experience, as well as current economic conditions and reasonable and supportable forecasts that affect the collectability of the financial asset. The method used to measure estimated credit losses for fixed maturity AFS securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those securities. The amendments permit entities to recognize improvements in credit loss estimates on fixed maturity AFS securities by reducing the allowance account immediately through earnings. The amendments are adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective. Early adoption was permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

The adoption of this standard and related amendments resulted in the recognition of a cumulative effect decrease of $216 million, net of DAC, VOBA, DSI, DFEL and changes in other contract holder funds, after-tax, to retained earnings. The overall adjustment recorded our allowance for credit losses as of the date of adoption, primarily related to commercial and residential mortgage loans, as well as reinsurance recoverables. Upon adoption of the standard, the concept of other-than-temporary impairment (“OTTI”) no longer exists; however, our prior period presentation herein is reflective of OTTI recorded in those periods.

ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments – Credit Losses, Topic 815, Derivatives and Hedging and Topic 825, Financial Instruments

These amendments clarify the measurement, recognition and presentation of the allowance for credit losses on accrued interest receivable balances; the inclusion of recoveries when estimating the allowance for credit losses; the inclusion of all ASC Topic 944 – Financial Services – Insurance reinsurance recoverables within the scope of ASC 326-20; and provide additional targeted clarifications on the calculation of the allowance for credit losses.

These amendments also make targeted clarifications to ASC Topics 815 and 825. Early adoption was permitted.

January 1, 2020

Our adoption of ASU 2016-13 and related amendments is discussed above. The adoption of the remainder of this guidance did not have a material impact on our consolidated financial condition and results of operations.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2019-05, Financial Instruments – Credit Losses (Topic 326): Targeted Transition Relief

The amendments provide entities that have certain instruments within the scope of Subtopic 326-20, Financial Instruments – Credit Losses – Measured at Amortized Cost, with an option to irrevocably elect the fair value option in Subtopic 825-10, Financial Instruments – Overall, applied on an instrument-by-instrument basis for eligible instruments, upon adoption of ASC Topic 326.

January 1, 2020

We recognized a cumulative effect increase to retained earnings of $15 million, after-tax, by electing the fair value option for certain mortgage loans in connection with our adoption of ASC Topic 326.

ASU 2020-04, Reference Rate Reform (Topic 848)

The amendments in this update provide optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. The amendments provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions impacted by reference rate reform. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. Additionally, changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain requirements are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions. The amendments are effective for contract modifications made between March 12, 2020, and December 31, 2022.

March 12, 2020 through December 31, 2022

This standard may be elected and applied prospectively as reference rate reform unfolds. We have begun our implementation and are currently evaluating the impact of this ASU on our consolidated financial condition and results of operations.

ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC. Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary. They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits. The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value. The ASU provides various transition methods by topic that entities may elect upon adoption. The ASU is currently effective January 1, 2023, and early adoption is permitted.

		January 1, 2023	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3. Acquisition

On May 1, 2018, LNC and LNL completed the acquisition from Liberty Mutual Insurance Company of 100% of the capital stock of Liberty Life, an operator of a group benefits business (the “Liberty Group Business”) and an individual life and individual and group annuity business (the “Liberty Life Business”). The acquisition expanded the scale and capabilities of the Group Protection business while further diversifying the Company’s sources of earnings. Effective September 1, 2019, Liberty Life’s name was changed to Lincoln Life Assurance Company of Boston.

In connection with the acquisition and pursuant to the Master Transaction Agreement (“MTA”), dated January 18, 2018, which is filed as Exhibit 10.3 to this Form 10-K, Liberty Life sold the Liberty Life Business on May 1, 2018, by entering into reinsurance agreements and related ancillary documents (including administrative services agreements and transition services agreements) with Protective Life Insurance Company and its wholly-owned subsidiary, Protective Life and Annuity Insurance Company (together with Protective Life Insurance Company, “Protective”), providing for the reinsurance and administration of the Liberty Life Business.

We recognized $85 million of acquisition-related costs, pre-tax, for the year ended December 31, 2018. These costs were included in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Since the acquisition date of May 1, 2018, the revenues and net income of the business acquired have been included in our Consolidated Statements of Comprehensive Income (Loss) in the Group Protection segment and were $1.5 billion and $36 million, respectively, for the period ended December 31, 2018.

4. Variable Interest Entities

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration. The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans. The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities. We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance. As of December 31, 2020, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our ABS, RMBS and CMBS. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs. We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs. Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $2.1 billion and $1.9 billion as of December 31, 2020 and 2019, respectively. Included in these carrying amounts are our investments in qualified affordable housing projects, which were $7 million and $13 million as of December 31, 2020 and 2019, respectively. We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects. We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $1 million and $2 million for the years ended December 31, 2020 and 2019, respectively.

Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2020.

5. Investments

Fixed Maturity AFS Securities

In 2020, we adopted ASU 2016-13, which resulted in a new recognition and measurement of credit losses on most financial assets. See Note 2 for additional information.

The amortized cost, gross unrealized gains, losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2020
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$85,625	$15,947	$136	$12	$101,424
U.S. government bonds	369	81	1	-	449
State and municipal bonds	5,145	1,517	-	-	6,662
Foreign government bonds	380	86	1	-	465
RMBS	2,551	289	1	1	2,838
CMBS	1,380	115	-	-	1,495
ABS	7,035	158	15	-	7,178
Hybrid and redeemable preferred securities	536	94	30	-	600
Total fixed maturity AFS securities	$103,021	$18,287	$184	$13	$121,111

The amortized cost, gross unrealized gains, losses, OTTI and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2019
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,875	$9,071	$172	$(5)	$87,779
U.S. government bonds	355	48	-	-	403
State and municipal bonds	4,605	1,087	7	-	5,685
Foreign government bonds	326	62	-	-	388
RMBS	2,820	179	9	(18)	3,008
CMBS	1,038	45	1	(1)	1,083
ABS	4,803	62	17	(35)	4,883
Hybrid and redeemable preferred securities	485	79	20	-	544
Total fixed maturity AFS securities	$93,307	$10,633	$226	$(59)	$103,773

(1)Prior to the adoption of ASU 2016-13, we recognized the OTTI attributed to noncredit factors as a separate component in OCI referred to as unrealized OTTI on fixed maturity AFS securities. This includes unrealized (gains) and losses on credit-impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2020, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$3,324	$3,348
Due after one year through five years	14,953	15,954
Due after five years through ten years	19,428	21,924
Due after ten years	54,350	68,374
Subtotal	92,055	109,600
Structured securities (RMBS, CMBS, ABS)	10,966	11,511
Total fixed maturity AFS securities	$103,021	$121,111

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2020
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$2,785	$85	$588	$51	$3,373	$136
U.S. government bonds	28	1	-	-	28	1
Foreign government bonds	57	1	-	-	57	1
RMBS	43	1	6	-	49	1
ABS	1,527	9	355	6	1,882	15
Hybrid and redeemable
preferred securities	112	13	96	17	208	30
Total fixed maturity AFS securities	$4,552	$110	$1,045	$74	$5,597	$184

Total number of fixed maturity AFS securities in an unrealized loss position						782

(1)We recognized $1 million of gross unrealized losses in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of fixed maturity AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2019
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$2,827	$44	$1,381	$131	$4,208	$175
State and municipal bonds	316	7	18	-	334	7
RMBS	471	9	15	-	486	9
CMBS	48	1	4	-	52	1
ABS	1,791	8	300	9	2,091	17
Hybrid and redeemable
preferred securities	29	1	102	19	131	20
Total fixed maturity AFS securities	$5,482	$70	$1,820	$159	$7,302	$229

Total number of fixed maturity AFS securities in an unrealized loss position						882

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2020
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Less than six months	$63	$23	14
Six months or greater, but less than nine months	2	1	4
Nine months or greater, but less than twelve months	22	6	13
Twelve months or greater	30	11	20
Total	$117	$41	51

(1)We may reflect a security in more than one aging category based on various purchase dates.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2019
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$15	$5	$-	7
Six months or greater, but less than nine months	10	3	-	4
Twelve months or greater	130	74	-	31
Total	$155	$82	$-	42

(1)We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities decreased by $45 million for the year ended December 31, 2020. As discussed further below, we believe the unrealized loss position as of December 31, 2020, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2020, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2020, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

Credit ratings express opinions about the credit quality of a security. Securities rated investment grade (those rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service (“Moody’s”)) are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2020 and 2019, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2020 and 2019, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.8 billion and $3.1 billion, respectively, and a fair value of $4.0 billion and $3.1 billion, respectively. Based upon the analysis discussed above, we believe that as of December 31, 2020 and 2019, we would have recovered the amortized cost of each corporate bond.

As of December 31, 2020, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2020, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	For the Year Ended December 31, 2020
	Corporate
	Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$-	$-	$-	$-
Additions for securities for which credit losses were not
previously recognized	40	1	1	42
Additions from purchases of PCD debt securities (1)	-	-	-	-
Additions (reductions) for securities for which credit losses
were previously recognized	(1)	-	(1)	(2)
Reductions for securities disposed	(15)	-	-	(15)
Reductions for securities charged-off	(12)	-	-	(12)
Balance as of end-of-year (2)	$12	$1	$-	$13

(1)Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.

(2)Accrued interest receivable on fixed maturity AFS securities totaled $1.0 billion as of December 31, 2020 and was excluded from the estimate of credit losses.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended
	December 31,
	2019	2018
Balance as of beginning-of-year	$337	$358
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	13	5
Credit losses on securities for which an
OTTI was previously recognized	2	2
Decreases attributable to:
Securities sold, paid down or matured	(148)	(28)
Balance as of end-of-year	$204	$337

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2020	2019
Fixed maturity securities:
Corporate bonds	$3,049	$2,877
U.S. government bonds	-	45
State and municipal bonds	28	16
Foreign government bonds	92	45
RMBS	131	169
CMBS	134	163
ABS	966	1,238
Hybrid and redeemable preferred securities	42	49
Total trading securities	$4,442	$4,602

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2020, 2019 and 2018, was $117 million, $225 million and $(55) million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2020			As of December 31, 2019
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$16,162	$610	$16,772	$15,525	$659	$16,184
30 to 59 days past due	4	28	32	3	27	30
60 to 89 days past due	-	8	8	-	10	10
90 or more days past due	-	69	69	-	16	16
Allowance for credit losses	(186)	(17)	(203)	-	(2)	(2)
Unamortized premium (discount)	(14)	22	8	(17)	23	6
Mark-to-market gains (losses) (1)	(5)	-	(5)	-	-	-
Total carrying value	$15,961	$720	$16,681	$15,511	$733	$16,244

(1)Represents the mark-to-market on certain commercial mortgage loans on real estate for which we have elected the fair value option. See Note 21 for additional information.

Our commercial mortgage loan portfolio has the largest concentrations in California, which accounted for 24% of commercial mortgage loans on real estate as of December 31, 2020 and 2019, and Texas, which accounted for 10% and 11% of commercial mortgage loans on real estate as of December 31, 2020 and 2019, respectively.

Our residential mortgage loan portfolio has the largest concentrations in California, which accounted for 32% and 34% of residential mortgage loans on real estate as of December 31, 2020 and 2019, respectively, and Florida, which accounted for 18% and 20% of residential mortgage loans on real estate as of December 31, 2020 and 2019, respectively.

As of December 31, 2020 and 2019, we had 147 and 38 residential mortgage loans, respectively, that were either delinquent or in foreclosure.

For our commercial mortgage loans, there were four specifically identified impaired loans with an aggregate carrying value of $1 million as of December 31, 2020. There was one specifically identified impaired loan with a carrying value of less than $1 million as of December 31, 2019.

For our residential mortgage loans, there were 76 specifically identified impaired loans with an aggregate carrying value of $34 million as of December 31, 2020. There were four specifically identified impaired loans with an aggregate carrying value of $1 million as of December 31, 2019.

Additional information related to impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Average carrying value for impaired mortgage loans on real estate	$21	$-	$5
Interest income recognized on impaired mortgage loans on real estate	-	-	1
Interest income collected on impaired mortgage loans on real estate	-	-	1

The amortized cost of mortgage loans on real estate on nonaccrual status (in millions) was as follows:

	As of December 31, 2020		As of January 1, 2020
	Nonaccrual		Nonaccrual
	with no		with no
	Allowance		Allowance
	for Credit		for Credit
	Losses	Nonaccrual	Losses	Nonaccrual
Commercial mortgage loans on real estate	$-	$-	$-	$-
Residential mortgage loans on real estate	-	71	-	17
Total	$-	$71	$-	$17

We use loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2020			As of December 31, 2019
			Debt-			Debt-
			Service			Service
	Amortized	% of	Coverage	Amortized	% of	Coverage
Loan-to-Value Ratio	Cost	Total	Ratio	Cost	Total	Ratio
Less than 65%	$15,157	93.8%	2.36	$14,121	91.0%	2.35
65% to 74%	948	5.9%	1.69	1,389	9.0%	1.88
75% to 100%	47	0.3%	1.21	1	0.0%	1.09
Total	$16,152	100.0%		$15,511	100.0%

The amortized cost of commercial mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2020
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	75%	Coverage
	than 65%	Ratio	to 74%	Ratio	to 100%	Ratio	Total
Origination Year
2020	$1,495	2.85	$32	1.52	$-	-	$1,527
2019	3,098	2.24	258	1.78	2	1.74	3,358
2018	2,379	2.16	182	1.49	15	0.71	2,576
2017	1,779	2.34	169	1.73	-	-	1,948
2016	1,711	2.37	174	1.56	22	1.58	1,907
2015 and prior	4,695	2.38	133	1.95	8	1.02	4,836
Total	$15,157		$948		$47		$16,152

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2020		As of December 31, 2019
	Amortized	% of	Amortized	% of
Performance Indicator	Cost	Total	Cost (1)	Total
Performing	$666	90.4%	$718	97.7%
Nonperforming	71	9.6%	17	2.3%
Total	$737	100.0%	$735	100.0%

(1)A valuation allowance of $2 million was established on residential mortgage loans on real estate as of December 31, 2019.

The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2020
	Performing	Nonperforming	Total
Origination Year
2020	$176	$8	$184
2019	315	51	366
2018	175	12	187
2017	-	-	-
2016	-	-	-
2015 and prior	-	-	-
Total	$666	$71	$737

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Year Ended December 31, 2020
	Commercial	Residential	Total
Balance as of beginning-of-year	$-	$2	$2
Impact of adopting ASU 2016-13	61	26	87
Additions from provision for credit loss expense (1)	177	10	187
Additions from purchases of PCD mortgage loans on real estate	-	-	-
Additions (reductions) for mortgage loans on real estate for which
credit losses were previously recognized (1)	(52)	(21)	(73)
Balance as of end-of-year (2)	$186	$17	$203

(1)Due to changes in economic projections driven by the impact of the COVID-19 pandemic, the provision for credit loss expense increased by $114 million for the year ended December 31, 2020. For the year ended December 31, 2020, we recognized $2 million of credit loss expense related to unfunded commitments for mortgage loans on real estate.

(2)Accrued interest receivable on mortgage loans on real estate totaled $48 million as of December 31, 2020 and was excluded from the estimate of credit losses.

Changes in the valuation allowance associated with impaired commercial mortgage loans on real estate (in millions) were as follows:

	For the Years Ended
	December 31,
	2019	2018

Balance as of beginning-of-year	$-	$3
Additions	-	-
Charge-offs, net of recoveries	-	(3)
Balance as of end-of-year	$-	$-

Alternative Investments

As of December 31, 2020 and 2019, alternative investments included investments in 270 and 256 different partnerships, respectively, and represented approximately 1% of total investments.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Fixed maturity AFS securities	$4,241	$4,214	$4,129
Trading securities	198	187	79
Equity securities	3	4	4
Mortgage loans on real estate	674	626	492
Real estate	1	1	1
Policy loans	124	128	122
Invested cash	13	33	23
Commercial mortgage loan prepayment
and bond make-whole premiums	78	115	78
Alternative investments	218	24	222
Consent fees	5	7	4
Other investments	42	27	24
Investment income	5,597	5,366	5,178
Investment expense	(333)	(404)	(334)
Net investment income	$5,264	$4,962	$4,844

Impairments on Fixed Maturity AFS Securities

Details underlying credit loss expense incurred as a result of impairments that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Credit Loss Expense Recognized in Net Income (Loss) (1)
Fixed maturity AFS securities:
Corporate bonds	$(24)	$(13)	$(5)
RMBS	(1)	(1)	(1)
ABS	-	(1)	(1)
Gross credit loss expense recognized in net income (loss)	(25)	(15)	(7)
Associated amortization of DAC, VOBA, DSI and DFEL	1	-	-
Net credit loss expense recognized in net income (loss)	$(24)	$(15)	$(7)

(1)For the year ended December 31, 2020, we recognized credit loss expense incurred and write-downs taken as a result of impairments through net income (loss), pursuant to ASU 2016-13. For the years ended December 31, 2019 and 2018, prior to the adoption of ASU 2016-13, we recognized write-downs taken as a result of OTTI through net income (loss).

During the year ended December 31, 2019, we recorded $14 million of OTTI recognized in OCI. During the year ended December 31, 2018, we recorded no OTTI recognized in OCI.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2020		As of December 31, 2019
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$2,970	$2,970	$1,383	$1,383
Securities pledged under securities lending agreements (2)	115	112	114	110
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (3)	3,130	5,049	3,580	5,480
Total payables for collateral on investments	$6,215	$8,131	$5,077	$6,973

(1)We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for additional information.

(2)Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

We have repurchase agreements through which we can obtain liquidity by pledging securities. The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities. As of December 31, 2020 and 2019, we were not participating in any open repurchase agreements.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2020	2019	2018
Collateral payable for derivative investments	$1,587	$767	$(85)
Securities pledged under securities lending agreements	1	26	(134)
Securities pledged under repurchase agreements	-	(152)	(379)
Investments pledged for FHLBI	(450)	(350)	1,030
Total increase (decrease) in payables for collateral on investments	$1,138	$291	$432

We have elected not to offset our securities lending transactions in our financial statements. The remaining contractual maturities of securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$114	$-	$-	$-	$114
Foreign government bonds	1	-	-	-	1
Total gross secured borrowings	$115	$-	$-	$-	$115

	As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$114	$-	$-	$-	$114
Total gross secured borrowings	$114	$-	$-	$-	$114

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements. In addition, we receive securities in connection with securities borrowing agreements that we are permitted to sell or re-pledge. As of December 31, 2020, the fair value of all collateral received that we are permitted to sell or re-pledge was $25 million, and we did not re-pledge any of this collateral to cover initial margin and over-the-counter collateral requirements on certain derivative investments as of December 31, 2020.

Investment Commitments

As of December 31, 2020, our investment commitments were $2.8 billion, which included $1.4 billion of LPs, $989 million of mortgage loans on real estate and $500 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2020 and 2019, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.2 billion and $1.3 billion, respectively, or 1% of total investments, and our investments in securities issued by the White Chapel LLC with a fair value of $1.0 billion, or 1% of total investments and Federal National Mortgage Association with a fair value of $1.0 billion, or 1% of total investments, respectively. These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2020 and 2019, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $21.7 billion and $18.2 billion, respectively, or 14% of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $19.2 billion and $15.4 billion, respectively, or 13% and 12%, respectively, of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

6. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

We also use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity products.

Our indexed annuity and indexed universal life insurance (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index or other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps – Selling Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”). We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs oﬀered in our variable annuity products, including products with guaranteed withdrawal benefit and guaranteed income benefit features. These GLB features are reinsured among various reinsurance counterparties on a coinsurance basis. We cede a portion of the GLB features to LNBAR, a wholly-owned subsidiary of LNC, on a funds withheld coinsurance basis. The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risks. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement eﬀect of changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally eﬀective in oﬀsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, diﬀerences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-oﬀ. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2020			As of December 31, 2019
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$964	$87	$11	$1,174	$108	$12
Foreign currency contracts (1)	3,089	147	151	2,874	191	51
Total cash flow hedges	4,053	234	162	4,048	299	63
Fair value hedges:
Interest rate contracts (1)	530	-	271	546	-	202
Non-Qualifying Hedges
Interest rate contracts (1)	135,434	1,587	159	112,921	1,082	219
Foreign currency contracts (1)	304	1	8	262	1	3
Equity market contracts (1)	74,300	3,486	1,952	43,283	1,442	664
Credit contracts (1)	51	-	-	55	-	-
Embedded derivatives:
GLB direct (2)	-	450	-	-	450	-
GLB ceded (2)	-	82	531	-	60	510
Reinsurance related (3)	-	-	540	-	-	375
Indexed annuity and IUL contracts (2) (4)	-	550	3,594	-	927	2,585
Total derivative instruments	$214,672	$6,390	$7,217	$161,115	$4,261	$4,621

(1)Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets and other liabilities on our Consolidated Balance Sheets.

(3)Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2020
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$14,052	$57,331	$29,217	$36,328	$-	$136,928
Foreign currency contracts (2)	227	411	1,062	1,693	-	3,393
Equity market contracts	40,716	19,445	5,831	12	8,296	74,300
Credit contracts	-	51	-	-	-	51
Total derivative instruments
with notional amounts	$54,995	$77,238	$36,110	$38,033	$8,296	$214,672

(1)As of December 31, 2020, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 30, 2022.

(2)As of December 31, 2020, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 17, 2050.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

Cumulative Fair Value
Hedging Adjustment
Included in the
	Amortized Cost of the		Amortized Cost of the
	Hedged		Hedged
	Assets / (Liabilities)		Assets / (Liabilities)
	As of	As of	As of	As of
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Line Item in the Consolidated Balance Sheets in
which the Hedged Item is Included
Fixed maturity AFS securities, at fair value	$824	$776	$271	$202

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$181	$119	$27
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cumulative effect from adoption of
new accounting standard	-	-	6
Cash flow hedges:
Interest rate contracts	(16)	73	(4)
Foreign currency contracts	93	108	44
Change in foreign currency exchange rate adjustment	(174)	(52)	111
Change in DAC, VOBA, DSI and DFEL	(23)	(5)	(14)
Income tax benefit (expense)	26	(26)	(29)
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	2	3	4
Foreign currency contracts (1)	56	35	27
Foreign currency contracts (2)	6	9	-
Associated amortization of DAC, VOBA, DSI and DFEL	(7)	(2)	(3)
Income tax benefit (expense)	(12)	(9)	(6)
Balance as of end-of-year	$42	$181	$119

(1)The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).

(2)The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income
	For the Years Ended December 31,
	2020		2019
	Realized	Net	Realized	Net
	Gain	Investment	Gain	Investment
	(Loss)	Income	(Loss)	Income
Total Line Items in which the Effects of
Fair Value or Cash Flow Hedges are Recorded	$(526)	$5,264	$(828)	$4,962

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	69	-	63
Derivatives designated as hedging instruments	-	(69)	-	(63)
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	2	-	3
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	6	56	9	35

Non-Qualifying Hedges
Interest rate contracts	1,287	-	982	-
Foreign currency contracts	(3)	-	(1)	-
Equity market contracts	971	-	(137)	-
Credit contracts	(6)	-	-	-
Embedded derivatives:
GLB	1	-	1	-
Reinsurance related	(241)	-	(626)	-
Indexed annuity and IUL contracts	(471)	-	(742)	-

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

For the Year
Ended
December 31,
2018
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$4
Foreign currency contracts (1)	27
Total cash flow hedges	31
Fair value hedges:
Interest rate contracts (1)	(14)
Interest rate contracts (2)	37
Total fair value hedges	23
Non-Qualifying Hedges
Interest rate contracts (2)	(149)
Foreign currency contracts (2)	5
Equity market contracts (2)	445
Equity market contracts (3)	(17)
Embedded derivatives:
GLB(2)	(1)
Reinsurance related (2)	292
Indexed annuity and IUL contracts (2)	81
Total derivative instruments	$710

(1)Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

(2)Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(3)Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

For the Year
Ended
December 31,
2018
Offset to net investment income	$4
Offset to realized gain (loss)	27

As of December 31, 2020, $45 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2020 and 2019, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our credit default swaps for which we are the seller (dollars in millions) was as follows:

As of December 31, 2020
Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2025	(3)	(4)	BBB+	1	$1	$51

As of December 31, 2019
Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2024	(3)	(4)	BBB+	1	$1	$55

(1)Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.

(2)Broker quotes are used to determine the market value of our credit default swaps.

(3)Credit default swaps were entered into in order to hedge the liability exposure on certain variable annuity products.

(4)Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2020	2019
Maximum potential payout	$51	$55
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$51	$55

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, our counterparties would have been required to post $1 million of collateral as of December 31, 2020.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2020, the NPR adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2020 or 2019.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2020		As of December 31, 2019
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$1,232	$(7)	$441	$(22)
A+	1,112	(175)	549	(168)
A	53	-	36	-
A-	572	-	355	-
	$2,969	$(182)	$1,381	$(190)

Balance Sheet Offsetting

Information related to the effects of offsetting (in millions) was as follows:

	As of December 31, 2020
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$4,978	$1,082	$6,060
Gross amounts offset	(1,869)	-	(1,869)
Net amount of assets	3,109	1,082	4,191
Gross amounts not offset:
Cash collateral	(2,969)	-	(2,969)
Non-cash collateral	(56)	-	(56)
Net amount	$84	$1,082	$1,166

Financial Liabilities
Gross amount of recognized liabilities	$902	$4,665	$5,567
Gross amounts offset	(330)	-	(330)
Net amount of liabilities	572	4,665	5,237
Gross amounts not offset:
Cash collateral	(182)	-	(182)
Non-cash collateral	-	-	-
Net amount	$390	$4,665	$5,055

	As of December 31, 2019
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$2,619	$1,437	$4,056
Gross amounts offset	(708)	-	(708)
Net amount of assets	1,911	1,437	3,348
Gross amounts not offset:
Cash collateral	(1,381)	-	(1,381)
Non-cash collateral	(242)	-	(242)
Net amount	$288	$1,437	$1,725

Financial Liabilities
Gross amount of recognized liabilities	$771	$3,470	$4,241
Gross amounts offset	(15)	-	(15)
Net amount of liabilities	756	3,470	4,226
Gross amounts not offset:
Cash collateral	(190)	-	(190)
Non-cash collateral	-	-	-
Net amount	$566	$3,470	$4,036

7. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Current	$(59)	$175	$179
Deferred	3	(212)	78
Federal income tax expense (benefit)	$(56)	$(37)	$257

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Income (loss) before taxes	$535	$577	$1,830
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	112	121	384
Effect of:
Tax-preferred investment income (1)	(98)	(99)	(87)
Tax credits	(39)	(40)	(39)
Excess tax benefits from stock-based compensation	2	(6)	(3)
Tax impact associated with the Tax Cuts and Jobs Act (2)	(37)	(16)	3
Other items	4	3	(1)
Federal income tax expense (benefit)	$(56)	$(37)	$257
Effective tax rate	-10%	-6%	14%

(1)Relates primarily to separate account dividends eligible for the dividends-received deduction.

(2)In 2018, we recognized a $3 million tax expense from the impact of the reduced federal statutory rate under the Tax Cuts and Jobs Act (the “Tax Act”) on our adoption of an Internal Revenue Service pronouncement related to variable annuity contracts. In 2019, we recognized a $16 million tax benefit from the impact of the reduced corporate tax rate under the Tax Act on our election to revalue policyholder tax reserves. In 2020, we recognized a $37 million tax benefit attributable to the carry back of a 2020 net operating loss under the provisions of the Coronavirus Aid, Relief, and Economic Security Act, which provides for a five-year carryback period.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2020	2019
Current	$381	$255
Deferred	(3,422)	(2,605)
Total federal income tax asset (liability)	$(3,041)	$(2,350)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2020	2019
Deferred Tax Assets
Future contract benefits and other contract holder funds	$2,262	$527
Reinsurance related embedded derivative asset	113	79
Compensation and benefit plans	163	135
Intangibles	27	26
Net operating losses	218	216
Other	5	14
Total deferred tax assets	$2,788	$997
Deferred Tax Liabilities
DAC	$418	$854
VOBA	165	191
Net unrealized gain on fixed maturity AFS securities	3,836	2,216
Net unrealized gain on trading securities	88	70
Investment activity	1,299	154
Other	404	117
Total deferred tax liabilities	$6,210	$3,602
Net deferred tax asset (liability)	$(3,422)	$(2,605)

As of December 31, 2020, we have $1.0 billion of net operating losses to carry forward to future years. The net operating losses arose in tax year 2018, and under the Tax Act changes, have an unlimited carryforward period. As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized. Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2017. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our refund claims for 2014 and 2015 that is anticipated to be completed by the end of 2021. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2020	2019
Balance as of beginning-of-year	$41	$12
Increases for prior year tax positions	2	29
Balance as of end-of-year	$43	$41

As of December 31, 2020 and 2019, $43 million and $41 million, respectively, of our unrecognized tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits will decrease by $9 million by the end of 2021.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2020, 2019 and 2018, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2020 and 2019.

8. DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$7,418	$9,509	$7,909
Cumulative effect from adoption of new accounting
standard	5	-	-
Business acquired (sold) through reinsurance	(26)	-	(246)
Business recaptured through reinsurance	-	59	-
Deferrals	1,427	1,900	1,596
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(811)	(922)	(913)
Unlocking	(211)	(471)	(115)
Adjustment related to realized (gains) losses	(35)	(43)	(42)
Adjustment related to unrealized (gains) losses	(2,177)	(2,614)	1,320
Balance as of end-of-year	$5,590	$7,418	$9,509

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$327	$799	$499
Business acquired (sold) through reinsurance	-	-	(11)
Business acquired	-	-	30
Deferrals	3	6	7
Amortization:
Amortization, excluding unlocking	(107)	(115)	(127)
Unlocking	(201)	143	(60)
Accretion of interest (1)	44	45	48
Adjustment related to realized (gains) losses	-	(1)	(2)
Adjustment related to unrealized (gains) losses	168	(550)	415
Balance as of end-of-year	$234	$327	$799

(1)The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2020, was as follows:

2021	$67
2022	65
2023	64
2024	59
2025	52

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$281	$298	$287
Business acquired (sold) through reinsurance	-	-	(21)
Deferrals	7	26	48
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(20)	(28)	(28)
Unlocking	(1)	(3)	-
Adjustment related to realized (gains) losses	(2)	(2)	(1)
Adjustment related to unrealized (gains) losses	(6)	(10)	13
Balance as of end-of-year	$259	$281	$298

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$646	$2,763	$1,429
Cumulative effect from adoption of new accounting
standard	4	-	-
Business recaptured through reinsurance	-	5	-
Deferrals	1,002	1,092	874
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(529)	(533)	(474)
Unlocking	(275)	(426)	(52)
Adjustment related to realized (gains) losses	16	(11)	(19)
Adjustment related to unrealized (gains) losses	(468)	(2,244)	1,005
Balance as of end-of-year	$396	$646	$2,763

9. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re Life & Health America, Inc. (“Swiss Re”):

	For the Years Ended December 31,
	2020	2019	2018
Direct insurance premiums and fee income	$13,159	$13,347	$11,882
Reinsurance assumed	101	97	96
Reinsurance ceded	(2,018)	(1,920)	(1,883)
Total insurance premiums and fee income	$11,242	$11,524	$10,095

Direct insurance benefits	$10,497	$9,482	$8,513
Reinsurance recoveries netted against benefits	(2,447)	(1,897)	(2,369)
Total benefits	$8,050	$7,585	$6,144

We and our insurance subsidiaries cede insurance to other companies. The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2020, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured 17% of the mortality risk on newly issued life insurance contracts in 2020.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR. The amounts recoverable from reinsurers were $18.8 billion and $19.2 billion as of December 31, 2020 and 2019, respectively.

Protective represents our largest reinsurance exposure following the sale of the Liberty Life Business as discussed in Note 3, which resulted in amounts recoverable from Protective of $11.3 billion and $11.8 billion as of December 31, 2020 and 2019, respectively. Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $15.2 billion and $14.7 billion as of December 31, 2020 and 2019, respectively.

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.2 billion and $1.3 billion as of December 31, 2020 and 2019, respectively. Swiss Re has funded a trust, with a balance of $1.2 billion as of December 31, 2020, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2020, included $151 million and $35 million, respectively, related to the business sold to Swiss Re. In addition, the amounts recoverable from LNBAR were $2.7 billion and $2.4 billion as of December 31, 2020 and 2019, respectively. LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $3.2 billion as of December 31, 2020.

Adoption of ASU 2016-13

In 2020, we adopted ASU 2016-13, which resulted in a new recognition and measurement of credit losses on most financial assets. We established a credit loss allowance of $190 million as of January 1, 2020, for reinsurance-related assets for the risk of credit losses inherent in reinsurance transactions. During 2020, there have not been any changes to the credit loss allowance that would be material to our financial statements. See Note 2 for additional information. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our reinsurance-related assets.

Modco Agreements

Some portions of our annuity business have been reinsured on a Modco basis with other companies. In a Modco agreement, we as the ceding company retain the reserves, as well as the assets backing those reserves, and the reinsurer shares proportionally in all financial terms of the reinsured policies based on their respective percentage of the risk. Effective October 1, 2018, we entered into one such Modco agreement with Athene to reinsure fixed and fixed indexed annuity products, which resulted in a deposit asset of $5.8 billion and $6.6 billion as of December 31, 2020 and 2019, respectively, within other assets on our Consolidated Balance Sheets. We held assets in support of reserves associated with the transaction in a Modco investment portfolio, which consisted of the following (in millions):

	As of	As of
	December 31,	December 31,
	2020	2019
Fixed maturity AFS securities	$1,531	$2,308
Trading securities	3,357	3,534
Equity securities	17	14
Mortgage loans on real estate	832	698
Derivative investments	103	130
Other investments	167	94
Cash and invested cash	92	62
Accrued investment income	42	57
Other assets	3	-
Total	$6,144	$6,897

In addition, the portfolio was supported by $185 million of over-collateralization and a $170 million letter of credit as of December 31, 2020. As described in Note 1, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $29 million, $30 million and $8 million of the gain during 2020, 2019 and 2018, respectively.

See “Realized Gain (Loss)” in Note 16 for information on reinsurance related embedded derivatives.

10. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2020
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	684	-	-	-	684
Total goodwill	$3,930	$(2,152)	$-	$-	$1,778

	For the Year Ended December 31, 2019
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	688	-	(4)	-	684
Total goodwill	$3,934	$(2,152)	$(4)	$-	$1,778

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2020 and 2019, we performed our annual quantitative goodwill impairment test for our reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value for Annuities, Retirement Plan Services, Life Insurance and Group Protection.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2020		As of December 31, 2019
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Retirement Plan Services:
Mutual fund contract rights (1)	$5	$-	$5	$-
Life Insurance:
Sales force	100	59	100	55
Group Protection:
VOCRA	576	55	576	25
VODA	31	5	31	2
Insurance licenses (1)	3	-	3	-
Total	$715	$119	$715	$82

(1)No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2020, was as follows:

2021	$37
2022	37
2023	37
2024	37
2025	37
Thereafter	403

11. Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2020 (1)	2019 (1)
Return of Net Deposits
Total account value	$109,856	$101,601
Net amount at risk (2)	72	71
Average attained age of contract holders	66 years	65 years

Minimum Return
Total account value	$100	$92
Net amount at risk (2)	12	13
Average attained age of contract holders	78 years	77 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$27,650	$25,763
Net amount at risk (2)	390	384
Average attained age of contract holders	72 years	71 years

(1)Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$117	$161	$100
Changes in reserves	30	(24)	77
Benefits paid	(26)	(20)	(16)
Balance as of end-of-year	$121	$117	$161

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2020	2019
Asset Type
Domestic equity	$70,362	$64,093
International equity	20,855	19,852
Fixed income	43,521	41,405
Total	$134,738	$125,350

Percent of total variable annuity separate account values	98%	98%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment. Reserves on UL and VUL products with secondary guarantees represented 37% and 35% of total life insurance in-force reserves as of December 31, 2020 and 2019, respectively. UL and VUL products with secondary guarantees represented 31%, 27% and 36% of total life insurance sales for the years ended December 31, 2020, 2019 and 2018, respectively.

12. Liability for Unpaid Claims

The liability for unpaid claims consists primarily of long-term disability claims and is reported in future contract benefits on our Consolidated Balance Sheets. Changes in the liability for unpaid claims (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$5,552	$5,335	$2,222
Reinsurance recoverable	152	143	57
Net balance as of beginning-of-year	5,400	5,192	2,165
Business acquired (1)	-	-	2,842
Incurred related to:
Current year	3,517	3,193	2,531
Prior years:
Interest	148	151	120
All other incurred (2)	(209)	(308)	(208)
Total incurred	3,456	3,036	2,443
Paid related to:
Current year	(1,707)	(1,518)	(1,197)
Prior years	(1,366)	(1,310)	(1,061)
Total paid	(3,073)	(2,828)	(2,258)
Net balance as of end-of-year	5,783	5,400	5,192
Reinsurance recoverable	151	152	143
Balance as of end-of-year	$5,934	$5,552	$5,335

(1)Represents acquired group life and disability reserves, net, as of May 1, 2018. See Note 3 for additional information.

(2)All other incurred is primarily impacted by the level of claim resolutions in the period compared to that which is expected by the reserve assumption. A negative number implies a favorable result where claim resolutions were more favorable than assumed. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the long-term life of the block of claims. It will vary from actual experience in any one period, both favorably and unfavorably.

The interest rate assumption used for discounting long-term claim reserves is an important part of the reserving process due to the long benefit period for these claims. Interest accrued on prior years’ reserves has been calculated on the opening reserve balance less one-half of the prior years’ incurred claim payments at our average reserve discount rate.

Long-term disability benefits may extend for many years, and claim development schedules do not reflect these longer benefit periods. As a result, we use longer term retrospective runoff studies, experience studies and prospective studies to develop our liability estimates. Long-term disability reserves are discounted using rates ranging from 2.75% to 5%. The discount rates vary by year of claim incurral.

13. Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2020	2019
Short-Term Debt
Short-term debt (1)	$497	$609

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$50	$50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	611	613
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
LIBOR + 100 bps surplus note, due 2037	254	284
4.225% surplus note, due 2037	28	28
4.00% surplus note, due 2037	30	-
4.50% surplus note, due 2038	13	13
Total long-term debt	$2,412	$2,414

(1)The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2020, were as follows:

2021	$-
2022	-
2023	-
2024	50
2025	-
Thereafter	2,362
Total	$2,412

We issued a surplus note of $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC. The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million. The outstanding principal amount as of December 31, 2020, was $611 million. The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC. The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC. The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC. The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps. On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest. The outstanding principal amount as of December 31, 2020, was $254 million due to executing our right to repay the surplus note in part to LNC.

On July 1, 2018, we issued a surplus note of $13 million to LNC. The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2019, we issued a surplus note of $28 million to LNC. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.225%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On March 31, 2020, we issued a surplus note of $30 million to LNC. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.00%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), (in millions) were as follows:

		As of December 31, 2020
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	July 31, 2024	$2,250	$213
LOC facility (1)	August 26, 2031	990	943
LOC facility (1)	October 1, 2031	954	954
Total		$4,194	$2,110

(1)Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On July 31, 2019, LNC refinanced its existing credit facility with a syndicate of banks. This facility (the “credit facility”) allows for the issuance of LOCs and borrowing of up to $2.25 billion. The credit facility is unsecured and has a commitment termination date of July 31, 2024. The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit agreement governing the credit facility contains or includes:

●Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;

●Financial covenants including maintenance by LNC of a minimum consolidated net worth (as defined in the credit agreement) equal to the sum of $10.6 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries as set forth in the credit agreement; and a debt-to-capital ratio as defined in accordance with the credit facility not to exceed 0.35 to 1.00;

●A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the credit agreement; and

●Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit agreement provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable. As of December 31, 2020, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets. Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid. Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default. The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults. Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable. As of December 31, 2020, we were in compliance with all such covenants.

14. Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2020. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2020, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $90 million. Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Certain reinsurers have sought rate increases on certain yearly renewable term agreements. We are disputing the requested rate increases under these agreements. We will initiate arbitration proceedings, as necessary, under these agreements in order to protect our contractual rights. Additionally, reinsurers have initiated, and may in the future initiate, arbitration proceedings against us. We believe it is unlikely the outcome of these disputes will have a material adverse effect on our financial condition. For more information about reinsurance, see Note 9.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016. Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. On January 11, 2019, the court dismissed Plaintiff’s complaint in its entirety. In response, Plaintiff filed a motion for leave to amend the complaint, which we have opposed.

Hanks v. Lincoln Life & Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016. Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result. Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf. On March 13, 2019, the court issued an order granting plaintiff’s motion for class certification for the breach of contract claim and denying such motion with respect to the unjust enrichment claim against LLANY, and, on September 12, 2019, the court issued an order approving the parties’ joint stipulation of dismissal with respect to the unjust enrichment claim and dismissed LLANY as a defendant in the case. In light of LLANY’s role as reinsurer and administrator under the 1998 coinsurance agreement with Aetna (now Voya), and of the parties’ rights and obligations thereunder, LLANY continues to be actively engaged in the defense of this case. On September 30, 2020, the court denied plaintiff’s motion for summary judgment and granted in part Voya’s motion for summary judgment. The court has not yet set a trial date, and we continue to vigorously defend this action.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017. Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016. We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017. In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016. Plaintiffs seek to represent classes of policyowners and seek damages on their behalf. We are vigorously defending this matter.

In re: Lincoln National 2017 COI Rate Litigation, Master File No. 2:17-cv-04150 is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order of the court in March 2018. Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL). Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. Plaintiffs seek to represent classes of policyholders and seek damages on their behalf. We are vigorously defending this matter.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018.

Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. We are vigorously defending this matter.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates in 2016 and 2017. We are vigorously defending this matter.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. Plaintiff seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and which contain non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policies. Plaintiff also seeks to represent a sub-class of such policyholders who own or owned “life insurance policies issued in the State of New York.” Plaintiff seeks damages on behalf of the policyholder class and sub-class. We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. We are vigorously defending this matter.

Commitments

Leases

As of December 31, 2020 and 2019, we recognized operating lease ROU assets of $162 million and $202 million, respectively, and associated lease liabilities of $170 million and $208 million, respectively. The weighted-average discount rate and remaining lease term were 3.1% and six years, respectively, as of December 31, 2020, and 3.2% and six years, respectively, as of December 31, 2019. Operating lease expense for the years ended December 31, 2020, 2019 and 2018, was $42 million, $46 million and $43 million, respectively, and reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2020 and 2019, the net book value of assets recorded as finance leases was $75 million and $128 million, respectively, and the associated accumulated amortization was $398 million and $345 million, respectively. These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives. The weighted-average discount rate and remaining lease term were 2.2% and two years, respectively, as of December 31, 2020 and 2019.

Finance lease expense (in millions) was as follows:

	For the Years Ended
	December 31,
	2020	2019
Amortization of ROU assets (1)	$53	$67
Interest on lease liabilities (2)	6	13
Total	$59	$80

(1)Amortization of ROU assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

(2)Interest on lease liabilities is reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to leases:

	For the Years Ended
	December 31,
	2020	2019
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$43	$47
Financing cash flows from finance leases	53	96

Supplemental Non-cash Information
ROU assets obtained in exchange for new lease obligations:
Operating leases	$10	$78

Our future minimum lease payments (in millions) under non-cancellable leases as of December 31, 2020, were as follows:

	Operating	Finance
	Leases	Leases
2021	$42	$62
2022	37	72
2023	33	79
2024	27	17
2025	22	7
Thereafter	47	4
Total future minimum lease payments	208	241
Less: Amount representing interest	38	7
Present value of minimum lease payments	$170	$234

As of December 31, 2020, we had no leases that had not yet commenced.

Vulnerability from Concentrations

As of December 31, 2020, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition. For information on our investment and reinsurance concentrations, see Notes 5 and 9, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(9) million and $(13) million as of December 31, 2020 and 2019, respectively.

15. Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$5,637	$536	$3,283
Cumulative effect from adoption of new accounting standards	40	-	634
Unrealized holding gains (losses) arising during the year	7,585	8,856	(5,995)
Change in foreign currency exchange rate adjustment	180	46	(107)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(3,559)	(2,460)	1,748
Income tax benefit (expense)	(901)	(1,370)	923
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(52)	(26)	(44)
Associated amortization of DAC, VOBA, DSI and DFEL	38	(11)	(19)
Income tax benefit (expense)	3	8	13
Balance as of end-of-year	$8,993	$5,637	$536
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$40	$29	$39
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	(40)	-	9
Gross OTTI recognized in OCI during the year	-	(14)	-
Change in DAC, VOBA, DSI and DFEL	-	1	-
Income tax benefit (expense)	-	3	-
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	-	30	(18)
Change in DAC, VOBA, DSI and DFEL	-	(2)	(5)
Income tax benefit (expense)	-	(7)	4
Balance as of end-of-year	$-	$40	$29
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$181	$119	$27
Cumulative effect from adoption of new accounting standard	-	-	6
Unrealized holding gains (losses) arising during the year	77	181	40
Change in foreign currency exchange rate adjustment	(174)	(52)	111
Change in DAC, VOBA, DSI and DFEL	(23)	(5)	(14)
Income tax benefit (expense)	26	(26)	(29)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	64	47	31
Associated amortization of DAC, VOBA, DSI and DFEL	(7)	(2)	(3)
Income tax benefit (expense)	(12)	(9)	(6)
Balance as of end-of-year	$42	$181	$119
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(22)	$(25)	$(22)
Cumulative effect from adoption of new accounting standard	-	-	(5)
Adjustment arising during the year	10	4	3
Income tax benefit (expense)	(2)	(1)	(1)
Balance as of end-of-year	$(14)	$(22)	$(25)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2020	2019	2018
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(52)	$(26)	$(44)	Realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	38	(11)	(19)	Realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(14)	(37)	(63)	operations before taxes
Income tax benefit (expense)	3	8	13	Federal income tax expense (benefit)
Reclassification, net of income tax	$(11)	$(29)	$(50)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$-	$4	$7	Realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	-	Realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	-	4	7	operations before taxes
Income tax benefit (expense)	-	(1)	(1)	Federal income tax expense (benefit)
Reclassification, net of income tax	$-	$3	$6	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$2	$3	$4	Net investment income
Foreign currency contracts	56	35	27	Net investment income
Foreign currency contracts	6	9	-	Realized gain (loss)
Total gross reclassifications	64	47	31
Associated amortization of DAC,
VOBA, DSI and DFEL	(7)	(2)	(3)	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	57	45	28	operations before taxes
Income tax benefit (expense)	(12)	(9)	(6)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$45	$36	$22	Net income (loss)

16. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Fixed maturity AFS securities:
Gross gains	$26	$44	$36
Gross losses	(78)	(70)	(80)
Credit loss benefit (expense) (1)	(25)	-	-
Gross OTTI	-	(15)	(7)
Realized gain (loss) on equity securities (2)	8	(4)	(17)
Credit loss benefit (expense) on mortgage loans on real estate	(117)	(2)	2
Other gain (loss) on investments	(7)	(9)	-
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	31	(13)	(22)
Total realized gain (loss) related to certain financial assets	(162)	(69)	(88)
Realized gain (loss) on the mark-to-market on certain instruments (3)(4)	(142)	(426)	251
Indexed annuity and IUL contracts net derivatives results: (5)
Gross gain (loss)	38	(80)	(51)
Associated amortization of DAC, VOBA, DSI and DFEL	(26)	2	12
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(205)	(223)	(184)
Associated amortization of DAC, VOBA, DSI and DFEL	(29)	(32)	(32)
Total realized gain (loss)	$(526)	$(828)	$(92)

(1)Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.

(2)Includes market adjustments on equity securities still held of $8 million and $(4) million for the years ended December 31, 2020 and 2019, respectively.

(3)Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts, net derivatives results), reinsurance related embedded derivatives and trading securities. See Notes 1 and 9 for information regarding Modco.

(4)Includes gains and losses from fair value changes on mortgage loans on real estate accounted for under the fair value option of $(24) million for the year ended December 31, 2020.

(5)Represents the net difference between the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

17. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Commissions	$2,193	$2,566	$2,271
General and administrative expenses	2,014	2,152	1,910
Expenses associated with reserve financing and LOCs	55	52	64
DAC and VOBA deferrals and interest, net of amortization	(144)	(586)	(436)
Broker-dealer expenses	378	372	358
Specifically identifiable intangible asset amortization	37	26	9
Taxes, licenses and fees	336	353	322
Acquisition and integration costs related to mergers and acquisitions	20	130	85
Total	$4,889	$5,065	$4,583

18. Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants. These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits. We comply with applicable minimum funding requirements. In accordance with such practice, we were not required to make contributions for the years ended December 31, 2020 and 2019. We do not expect to be required to make any contributions to these pension plans in 2021. We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents. Total net periodic cost (recovery) for these plans was $4 million, $6 million and $6 million during 2020, 2019 and 2018, respectively. In 2021, we expect the plans to make benefit payments of approximately $11 million.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2020	2019	2020	2019

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$115	$109	$8	$9
Projected benefit obligation	116	115	10	10
Funded status	$(1)	$(6)	$(2)	$(1)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$-	$-	$-
Other liabilities	(1)	(6)	(2)	(1)
Net amount recognized	$(1)	$(6)	$(2)	$(1)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	2.95%	3.50%	2.96%	3.50%
Net periodic benefit cost:
Weighted-average discount rate	3.50%	4.50%	3.50%	4.50%
Expected return on plan assets	4.25%	4.50%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2020, and projected benefit obligation cash flows. The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation. We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2020	2019

Fixed maturity securities:
Corporate bonds	$12	$-
U.S. government bonds	67	83
Cash and invested cash	36	26
Other investments	8	9
Total	$123	$118

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy. See “Financial Instruments Carried at Fair Value” in Note 21 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors. These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits. We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees. Our expense (benefit) for these plans was $(9) million, $10 million and $(4) million for the years ended December 31, 2020, 2019 and 2018, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986. We also participate in defined contribution plans sponsored by LNC for eligible employees. Our expense for these plans was $97 million, $101 million and $90 million, for the years ended December 31, 2020, 2019 and 2018, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents. Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC. The results of certain notional investment options within some of the plans are hedged by total return swaps. Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options. Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. Our expense for these plans was $35 million, $22 million and $12 million for the years ended December 31, 2020, 2019 and 2018, respectively. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2020	2019
Total liabilities (1)	$673	$579
Investments dedicated to fund liabilities (2)	229	202

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

19. Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares, and restricted stock units (“RSUs”), among other types of awards. LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Stock options	$9	$8	$5
Performance shares	5	16	14
RSUs	34	35	30
Total	$48	$59	$49

Recognized tax benefit	$10	$12	$10

20. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities: LNL, LLANY, LLACB, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2020	2019
U.S. capital and surplus	$8,783	$8,425

	For the Years Ended December 31,
	2020	2019	2018
U.S. net gain (loss) from operations, after-tax	$(247)	$379	$686
U.S. net income (loss)	53	359	1,013
U.S. dividends to LNC holding company	660	600	910

Comparison of 2020 to 2019

Statutory net income (loss) decreased due primarily to increases in benefits and unfavorable reserve strain on certain products, partially offset by favorable equity markets.

Comparison of 2019 to 2018

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, unfavorable reserve strain on certain products, and integration costs incurred as part of the acquisition of Liberty Life. See Note 3 for information regarding the acquisition.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed or permitted accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York and use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves as prescribed by the state of New York.  The statutory permitted practice allows accounting for certain call option derivative assets at amortized cost and allows determining certain indexed annuity and indexed life statutory reserve calculations with the assumption that the market value of the related liability call option(s) associated with the current index term is zero. At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance.

The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP. One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2020 and 2019. Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2020 and 2019. Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance agreements with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2020 and 2019. These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2020	2019
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$14	$24
Conservative valuation rate on certain annuities	(44)	(49)
Calculation of reserves using continuous CARVM	(1)	-
State Permitted Practice
Derivative instruments and equity indexed reserves	(100)	-
Vermont Subsidiaries Permitted Practices (1)
Lesser of LOC and XXX additional reserve as surplus	1,897	1,947
LLC notes and variable value surplus notes	1,640	1,648
Excess of loss reinsurance agreements	452	419

(1)These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48 or are compliant under AG48 requirements.

The NAIC has adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2020, the Company’s RBC ratio was in excess of four times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL’s subsidiaries, LLANY, a New York-domiciled insurance company, and LLACB, a New Hampshire-domiciled company, are bound by similar restrictions, under the laws of New York and New Hampshire, respectively. Under both New York and New Hampshire law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends to LNC of approximately $850 million in 2021 without prior approval from the Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

21. Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2020		As of December 31, 2019
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$121,111	$121,111	$103,773	$103,773
Trading securities	4,442	4,442	4,602	4,602
Equity securities	127	127	103	103
Mortgage loans on real estate	16,681	18,129	16,244	16,774
Derivative investments (1)	3,109	3,109	1,911	1,911
Other investments	3,015	3,015	2,554	2,554
Cash and invested cash	1,462	1,462	1,879	1,879
Other assets:
GLB direct embedded derivatives	450	450	450	450
GLB ceded embedded derivatives	82	82	60	60
Indexed annuity ceded embedded derivatives	550	550	927	927
Separate account assets	167,965	167,965	153,571	153,571

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(3,594)	(3,594)	(2,585)	(2,585)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(1,854)	(1,854)	(1,900)	(1,900)
Account values of certain investment contracts	(40,917)	(49,709)	(38,606)	(46,781)
Short-term debt	(497)	(497)	(609)	(609)
Long-term debt	(2,412)	(2,834)	(2,414)	(2,714)
Reinsurance related embedded derivatives	(540)	(540)	(375)	(375)
Other liabilities:
Derivative liabilities (1)	(353)	(353)	(238)	(238)
GLB ceded embedded derivatives	(531)	(531)	(510)	(510)
Benefit Plans’ Assets (2)	123	123	118	118

(1)We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.

(2)Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also includes Federal Home Loan Bank (“FHLB”) stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 1 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting. The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value. The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2020 and 2019, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Fair Value Option

Mortgage loans on real estate, net of allowance for credit losses, as reported on our Consolidated Balance Sheets, includes commercial mortgage loans for which the fair value option was elected. The fair value option allows us to elect fair value as an alternative measurement for mortgage loans not otherwise reported at fair value. We have made these elections for certain mortgage loans associated with Modco agreements to help mitigate the inconsistency in earnings that would otherwise result from the use of embedded derivatives included with these loans. Changes in fair value are reflected in realized gain (loss) on our Consolidated Statement of Comprehensive Income (Loss) for commercial mortgage loans. Changes in fair value due to instrument-specific credit risk are estimated using changes in credit spreads and quality ratings for the period reported. Due to lack of observable inputs as a result of a change to a third-party pricing source, certain mortgage loans electing the fair value option were categorized as Level 3 as of December 31, 2020.

The fair value and aggregate contractual principal for mortgage loans where the fair value option was elected (in millions) was as follows:

As of
December 31,
2020
Commercial mortgage loans: (1)
Fair value	$832
Aggregate contractual principal	839
-

(1)As of December 31, 2020, no loans for which the fair value option has been elected were in non-accrual status and none were more than 90 days past due and still accruing interest.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2020 or 2019.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2020
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$93,663	$7,761	$101,424
U.S. government bonds	438	6	5	449
State and municipal bonds	-	6,662	-	6,662
Foreign government bonds	-	391	74	465
RMBS	-	2,836	2	2,838
CMBS	-	1,494	1	1,495
ABS	-	6,608	570	7,178
Hybrid and redeemable preferred securities	53	444	103	600
Mortgage loans on real estate	-	-	832	832
Trading securities	5	3,794	643	4,442
Equity securities	22	48	57	127
Derivative investments (1)	-	1,733	3,575	5,308
Cash and invested cash	-	1,462	-	1,462
Other assets:
GLB direct embedded derivatives	-	-	450	450
GLB ceded embedded derivatives	-	-	82	82
Indexed annuity ceded embedded derivatives	-	-	550	550
Separate account assets	606	167,351	-	167,957
Total assets	$1,124	$286,492	$14,705	$302,321

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(3,594)	$(3,594)
Reinsurance related embedded derivatives	-	(540)	-	(540)
Other liabilities:
Derivative liabilities (1)	-	(519)	(2,033)	(2,552)
GLB ceded embedded derivatives	-	-	(531)	(531)
Total liabilities	$-	$(1,059)	$(6,158)	$(7,217)

Benefit Plans’ Assets	$-	$123	$-	$123

	As of December 31, 2019
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$80,801	$6,978	$87,779
U.S. government bonds	391	7	5	403
State and municipal bonds	-	5,685	-	5,685
Foreign government bonds	-	298	90	388
RMBS	-	2,997	11	3,008
CMBS	-	1,082	1	1,083
ABS	-	4,615	268	4,883
Hybrid and redeemable preferred securities	77	389	78	544
Trading securities	50	3,886	666	4,602
Equity securities	25	48	30	103
Derivative investments (1)	-	1,089	1,735	2,824
Cash and invested cash	-	1,879	-	1,879
Other assets:
GLB direct embedded derivatives	-	-	450	450
GLB ceded embedded derivatives	-	-	60	60
Indexed annuity ceded embedded derivatives	-	-	927	927
Separate account assets	644	152,916	-	153,560
Total assets	$1,187	$255,692	$11,299	$268,178

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2,585)	$(2,585)
Reinsurance related embedded derivatives	-	(375)	-	(375)
Other liabilities:
Derivative liabilities (1)	-	(284)	(867)	(1,151)
GLB ceded embedded derivatives	-	-	(510)	(510)
Total liabilities	$-	$(659)	$(3,962)	$(4,621)

Benefit Plans’ Assets	$-	$118	$-	$118

(1)Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2020
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$6,978	$(7)	$281	$435	$74	$7,761
U.S. government bonds	5	-	-	-	-	5
Foreign government bonds	90	-	3	(19)	-	74
RMBS	11	-	-	-	(9)	2
CMBS	1	-	-	-	-	1
ABS	268	-	10	495	(203)	570
Hybrid and redeemable
preferred securities	78	-	(2)	9	18	103
Mortgage loans on real estate	-	(1)	(10)	56	787	832
Trading securities	666	10	-	(32)	(1)	643
Equity securities	30	4	-	18	5	57
Derivative investments	868	986	267	(363)	(216)	1,542
Other assets: (6)
GLB direct embedded derivatives	450	-	-	-	-	450
GLB ceded embedded derivatives	60	22	-	-	-	82
Indexed annuity ceded embedded derivatives	927	538	-	(915)	-	550
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(2,585)	(1,009)	-	-	-	(3,594)
Other liabilities – GLB ceded embedded
derivatives (6)	(510)	(21)	-	-	-	(531)
Total, net	$7,337	$522	$549	$(316)	$455	$8,547

	For the Year Ended December 31, 2019
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,652	$3	$177	$1,195	$(49)	$6,978
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	109	-	6	(25)	-	90
RMBS	7	-	-	21	(17)	11
CMBS	2	1	-	5	(7)	1
ABS	134	-	1	619	(486)	268
Hybrid and redeemable
preferred securities	75	-	3	-	-	78
Trading securities	67	17	-	850	(268)	666
Equity securities	25	(12)	-	17	-	30
Derivative investments	533	9	164	162	-	868
Other assets: (6)
GLB direct embedded derivatives	123	327	-	-	-	450
GLB ceded embedded derivatives	72	(12)	-	-	-	60
Indexed annuity ceded embedded derivatives	902	158	-	(133)	-	927
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,305)	(900)	-	(380)	-	(2,585)
Other liabilities – GLB ceded embedded
derivatives (6)	(196)	(314)	-	-	-	(510)
Total, net	$6,200	$(723)	$351	$2,331	$(822)	$7,337

	For the Year Ended December 31, 2018
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net (2)	Net (3)(4)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,350	$10	$(198)	$542	$(52)	$5,652
U.S. government bonds	5	-	-	(5)	-	-
Foreign government bonds	110	-	(1)	-	-	109
RMBS	12	-	-	7	(12)	7
CMBS	6	-	-	35	(39)	2
ABS	117	-	-	223	(206)	134
Hybrid and redeemable
preferred securities	76	-	(1)	-	-	75
Equity AFS securities	161	-	-	-	(161)	-
Trading securities	49	(5)	-	30	(7)	67
Equity securities	-	(1)	-	-	26	25
Derivative investments	30	168	(74)	409	-	533
Other assets: (6)
GLB direct embedded derivatives	903	(780)	-	-	-	123
GLB ceded embedded derivatives	51	21	-	-	-	72
Indexed annuity ceded embedded derivatives	11	(117)	-	1,008	-	902
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,418)	198	-	(85)	-	(1,305)
Other liabilities – GLB ceded embedded
derivatives (6)	(954)	758	-	-	-	(196)
Total, net	$4,509	$252	$(274)	$2,164	$(451)	$6,200

(1)The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).

(2)Issuances, sales, maturities, settlements, calls, net, includes financial instruments acquired in the Liberty Life transaction as follows: corporate bonds of $67 million and ABS of $17 million.

(3)Transfers into or out of Level 3 for fixed maturity AFS and trading securities are reported at amortized cost as of the beginning-of-year. For fixed maturity AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in the prior years.

(4)Transfers into or out of Level 3 for FHLB stock between equity securities and other investments are reported at cost on our Consolidated Balance Sheets.

(5)Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(6)Gains (losses) from the changes in fair value are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2020
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,123	$(318)	$(43)	$(195)	$(132)	$435
Foreign government bonds	-	-	(19)	-	-	(19)
ABS	571	-	-	(76)	-	495
Hybrid and redeemable
preferred securities	13	(4)	-	-	-	9
Mortgage loans on real estate	71	(15)	-	-	-	56
Trading securities	300	(126)	(40)	(166)	-	(32)
Equity securities	20	(2)	-	-	-	18
Derivative investments	520	(412)	(471)	-	-	(363)
Other assets – indexed annuity ceded
embedded derivatives	25	-	-	(940)	-	(915)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	284	-	-
Total, net	$2,359	$(877)	$(573)	$(1,093)	$(132)	$(316)

	For the Year Ended December 31, 2019
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,502	$(45)	$(78)	$(154)	$(30)	$1,195
Foreign government bonds	-	-	(25)	-	-	(25)
RMBS	21	-	-	-	-	21
CMBS	7	-	-	(2)	-	5
ABS	646	(8)	-	(19)	-	619
Trading securities	872	-	-	(22)	-	850
Equity securities	50	(33)	-	-	-	17
Derivative investments	555	(61)	(332)	-	-	162
Other assets – indexed annuity ceded
embedded derivatives	56	-	-	(189)	-	(133)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(591)	-	-	211	-	(380)
Total, net	$3,118	$(147)	$(435)	$(175)	$(30)	$2,331

	For the Year Ended December 31, 2018
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,068	$(171)	$(3)	$(275)	$(77)	$542
U.S. government bonds	-	(5)	-	-	-	(5)
RMBS	7	-	-	-	-	7
CMBS	39	-	-	(4)	-	35
ABS	240	(17)	-	-	-	223
Trading securities	54	(24)	-	-	-	30
Equity securities	1	(1)	-	-		-
Derivative investments	365	465	(421)	-	-	409
Other assets – indexed annuity ceded
embedded derivatives	1,030	-	-	(22)	-	1,008
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	199	-	(85)
Total, net	$2,520	$247	$(424)	$(102)	$(77)	$2,164

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Derivative investments	$536	$168	$90
Embedded derivatives:
Indexed annuity and IUL contracts	634	(97)	(38)
Other assets – GLB direct and ceded	671	1,015	(75)
Other liabilities – GLB direct and ceded	(671)	(1,015)	75
Total, net (1)	$1,170	$71	$52

(1)Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

For the
Year Ended
December 31,
2020
Fixed maturity AFS securities:
Corporate bonds	$60
Foreign government bonds	4
ABS	5
Hybrid and redeemable preferred securities	(3)
Total, net	$66

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

1
	For the Year Ended December 31, 2020
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$290	$(216)	$74
RMBS	1	(10)	(9)
ABS	-	(203)	(203)
Hybrid and redeemable preferred
securities	18	-	18
Mortgage loans on real estate	787	-	787
Trading securities	1	(2)	(1)
Equity securities	5	-	5
Derivative investments	-	(216)	(216)
Total, net	$1,102	$(647)	$455

	For the Year Ended December 31, 2019
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$173	$(222)	$(49)
U.S. government bonds	5	-	5
RMBS	-	(17)	(17)
CMBS	-	(7)	(7)
ABS	9	(495)	(486)
Trading securities	5	(273)	(268)
Total, net	$192	$(1,014)	$(822)

	For the Year Ended December 31, 2018
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$78	$(130)	$(52)
RMBS	-	(12)	(12)
CMBS	1	(40)	(39)
ABS	-	(206)	(206)
Equity AFS securities	-	(161)	(161)
Trading securities	-	(7)	(7)
Equity securities	26	-	26
Total, net	$105	$(556)	$(451)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2020, 2019 and 2018, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available. In 2020, transfers into Level 3 included certain commercial mortgage loans electing the fair value option. The transfers were due to a lack of observable valuation inputs used by a third-party pricing source. In 2018, transfers into or out of Level 3 also included FHLB stock between equity securities and other investments at cost on our Consolidated Balance Sheets.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2020:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS and
trading securities:
Corporate bonds	$3,370	Discounted cash flow	Liquidity/duration adjustment (2)	0.2%	-	19.9%	1.8%
Foreign government
bonds	29	Discounted cash flow	Liquidity/duration adjustment (2)	6.0%	-	6.0%	6.0%
ABS	20	Discounted cash flow	Liquidity/duration adjustment (2)	3.5%	-	3.5%	3.5%
Equity securities	22	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	-	6.0%	5.6%
Other assets –
GLB direct and ceded
embedded derivatives	532	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.06%	-	1.35%	0.95%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.53%

Indexed annuity ceded
embedded derivatives	550	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)
Liabilities
Future contract benefits –
indexed annuity and IUL
contracts embedded
derivatives	$(3,594)	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)
Other liabilities –
GLB ceded embedded
derivatives	(531)	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.06%	-	1.35%	0.95%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.53%

(1)Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.

(2)The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(3)The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(4)The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.

(5)The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(6)

The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The NPR input was weighted by the absolute value of the sensitivity of the reserve to the NPR assumption.

(7)The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.

(8)The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account value assigned to each index.

(9)The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

(10)A weighted average input range is not a meaningful measurement for lapse rate, utilization factors or mortality rate.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

●Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.

●Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would have resulted in a decrease in the fair value measurement.

●GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would have resulted in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

22. Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. As discussed in Note 3, we completed the acquisition of Liberty Life during the second quarter of 2018. Related results are included within the Group Protection segment. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL and bank-owned UL and VUL products.

The Group Protection segment offers group non-medical insurance products, including short and long-term disability, absence management services, term life, dental, vision and accident and critical illness benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; strategic digitization expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

●Realized gains and losses associated with the following (“excluded realized gain (loss)”):

◾Sales or disposals and impairments of financial assets;

◾Changes in the fair value of equity securities;

◾Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);

◾GLB rider fees ceded to LNBAR;

◾The net valuation premium of the GLB attributed rider fees; and

◾Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);

●Changes in reserves resulting from benefit ratio unlocking on our GLB riders;

●Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;

●Gains (losses) on early extinguishment of debt;

●Losses from the impairment of intangible assets;

●Income (loss) from discontinued operations;

●Acquisition and integration costs related to mergers and acquisitions; and

●Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

●Excluded realized gain (loss);

●Revenue adjustments from the initial adoption of new accounting standards;

●Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and

●Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

The tables below reconcile our segment measures of performance to the GAAP measures presented in our Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Revenues
Operating revenues:
Annuities	$4,067	$4,240	$4,025
Retirement Plan Services	1,197	1,186	1,164
Life Insurance	7,086	6,999	6,489
Group Protection	4,792	4,587	3,756
Other Operations	166	199	209
Excluded realized gain (loss), pre-tax	(742)	(1,019)	(285)
Total revenues	$16,566	$16,192	$15,358

	For the Years Ended December 31,
	2020	2019	2018
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,125	$987	$1,122
Retirement Plan Services	157	162	160
Life Insurance	(12)	267	530
Group Protection	42	237	186
Other Operations	(161)	(148)	(130)
Excluded realized gain (loss), after-tax	(586)	(804)	(225)
Benefit ratio unlocking, after-tax	4	-	-
Net impact from the Tax Cuts and Jobs Act	37	16	(3)
Acquisition and integration costs related to mergers and acquisitions, after-tax	(15)	(103)	(67)
Net income (loss)	$591	$614	$1,573

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Net Investment Income
Annuities	$1,192	$1,070	$947
Retirement Plan Services	924	917	892
Life Insurance	2,689	2,494	2,546
Group Protection	329	306	259
Other Operations	130	175	200
Total net investment income	$5,264	$4,962	$4,844

	For the Years Ended December 31,
	2020	2019	2018
Amortization of DAC and VOBA, Net of Interest
Annuities	$376	$427	$347
Retirement Plan Services	28	25	27
Life Insurance	768	757	701
Group Protection	114	111	92
Total amortization of DAC and VOBA, net of interest	$1,286	$1,320	$1,167

	For the Years Ended December 31,
	2020	2019	2018
Federal Income Tax Expense (Benefit)
Annuities	$187	$148	$187
Retirement Plan Services	21	21	28
Life Insurance	(28)	50	116
Group Protection	11	63	50
Other Operations	(51)	(61)	(48)
Excluded realized gain (loss)	(155)	(215)	(61)
Benefit ratio unlocking	1	-	-
Net impact from the Tax Cuts and Jobs Act	(37)	(16)	3
Acquisition and integration costs related to
mergers and acquisitions	(5)	(27)	(18)
Total federal income tax expense (benefit)	$(56)	$(37)	$257

	As of December 31,
	2020	2019
Assets
Annuities	$183,721	$166,639
Retirement Plan Services	45,379	40,190
Life Insurance	102,806	93,327
Group Protection	10,201	9,468
Other Operations	26,212	26,392
Total assets	$368,319	$336,016

23. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Interest paid	$127	$152	$154
Income taxes paid (received)	78	245	192
Significant non-cash investing and financing transactions:
Equity securities received in exchange of
fixed maturity AFS securities	17	-	-
Acquisition of note receivable from affiliate	45	392	31
Reduction of other assets in connection with
the expiration of an affiliate repurchase agreement	-	(150)	-
Investments received in financing transactions	-	-	263
Exchange of surplus note for promissory note with affiliate:
Carrying value of net asset	13	40	58
Carrying value of net liability	(13)	(40)	(58)

24. Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations (in millions) were as follows:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
2020
Total revenues	$4,241	$3,531	$4,571	$4,223
Total expenses	3,640	3,757	5,029	3,605
Net income (loss)	502	(145)	(327)	561

2019
Total revenues	$3,764	$3,928	$4,227	$4,273
Total expenses	3,646	3,686	4,526	3,757
Net income (loss)	133	222	(201)	460

25. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2020	2019
Assets with affiliates:
Inter-company notes	$1,514	$1,557	Fixed maturity AFS securities
Ceded reinsurance contracts	(141)	(115)	Deferred acquisition costs and value of
			business acquired
Accrued inter-company interest receivable	4	6	Accrued investment income
Ceded reinsurance contracts	2,701	2,473	Reinsurance recoverables, net of allowance
			for credit losses
Ceded reinsurance contracts	221	228	Other assets
Cash management agreement	2,568	1,227	Other assets
Service agreement receivable	34	6	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	26	26	Future contract benefits
Assumed reinsurance contracts	387	390	Other contract holder funds
Ceded reinsurance contracts	(34)	(38)	Other contract holder funds
Inter-company short-term debt	497	609	Short-term debt
Inter-company long-term debt	2,412	2,414	Long-term debt
Ceded reinsurance contracts	145	46	Reinsurance related embedded derivatives
Ceded reinsurance contracts	5,233	3,757	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	(287)	497	Other liabilities
Accrued inter-company interest payable	4	5	Other liabilities
Service agreement payable	28	22	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2020	2019	2018
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(439)	$(407)	$(404)	Insurance premiums
Fees for management of general account	(140)	(133)	(106)	Net investment income
Net investment income on ceded funds withheld treaties	(119)	(139)	(123)	Net investment income
Net investment income on inter-company notes	40	53	49	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(30)	(305)	709	Realized gain (loss)
Other gains (losses)	(175)	(301)	237	Realized gain (loss)
Reinsurance related settlements	193	472	(1,189)	Realized gain (loss)
Amortization of deferred gain (loss) on reinsurance
contracts	3	(4)	(5)	Amortization of deferred gain
				on business sold through
				reinsurance
Benefits and expenses with affiliates:
Interest credited on assumed reinsurance contracts	45	60	57	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance	(585)	(254)	(610)	Benefits
Ceded reinsurance contracts	(1)	(19)	(8)	Commissions and other
				expenses
Service agreement payments (receipts)	(17)	15	3	Commissions and other
				expenses
Interest expense on inter-company debt	116	130	126	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2020.

Service Agreements

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 9, we cede insurance contracts to LNBAR. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 6, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $1 million and $115 million as of December 31, 2020 and 2019, respectively. The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities

December 31, 2020

Subaccount	Investments	Total Assets	Net Assets
AB VPS Global Thematic Growth Portfolio - Class B	$38,814,294	$38,814,294	$38,814,294
AB VPS International Value Portfolio - Class B	1,018	1,018	1,018
AB VPS Large Cap Growth Portfolio - Class B	11,755,837	11,755,837	11,755,837
AB VPS Small/Mid Cap Value Portfolio - Class A	935,945	935,945	935,945
AB VPS Small/Mid Cap Value Portfolio - Class B	208,398,187	208,398,187	208,398,187
ALPS/Alerian Energy Infrastructure Portfolio - Class I	728,968	728,968	728,968
ALPS/Alerian Energy Infrastructure Portfolio - Class III	9,809,663	9,809,663	9,809,663
ALPS/Red Rocks Global Opportunity Portfolio - Class I	225,476	225,476	225,476
ALPS/Red Rocks Global Opportunity Portfolio - Class III	13,889,927	13,889,927	13,889,927
American Century VP Balanced Fund - Class I	601,320	601,320	601,320
American Century VP Balanced Fund - Class II	126,659,194	126,659,194	126,659,194
American Century VP Inflation Protection Fund - Class II	22,568	22,568	22,568
American Century VP Large Company Value Fund - Class I	4,422,020	4,422,020	4,422,020
American Century VP Large Company Value Fund - Class II	44,915,364	44,915,364	44,915,364
American Funds Asset Allocation Fund - Class 1	23,122,488	23,122,488	23,122,488
American Funds Asset Allocation Fund - Class 1A	14,485,246	14,485,246	14,485,246
American Funds Asset Allocation Fund - Class 4	211,800,551	211,800,551	211,800,551
American Funds Blue Chip Income and Growth Fund - Class 1	4,075,784	4,075,784	4,075,784
American Funds Blue Chip Income and Growth Fund - Class 1A	10,651,917	10,651,917	10,651,917
American Funds Blue Chip Income and Growth Fund - Class 4	61,597,418	61,597,418	61,597,418
American Funds Bond Fund - Class 1	7,187,090	7,187,090	7,187,090
American Funds Bond Fund - Class 1A	7,917,809	7,917,809	7,917,809
American Funds Capital Income Builder® - Class 1	1,011,610	1,011,610	1,011,610
American Funds Capital Income Builder® - Class 1A	6,114,017	6,114,017	6,114,017
American Funds Capital Income Builder® - Class 4	45,738,644	45,738,644	45,738,644
American Funds Capital World Bond Fund - Class 1	3,011,504	3,011,504	3,011,504
American Funds Capital World Bond Fund - Class 1A	690,555	690,555	690,555
American Funds Global Balanced Fund - Class 1	815,403	815,403	815,403
American Funds Global Balanced Fund - Class 1A	2,358,492	2,358,492	2,358,492
American Funds Global Growth and Income Fund - Class 1	1,536,873	1,536,873	1,536,873
American Funds Global Growth and Income Fund - Class 1A	2,375,561	2,375,561	2,375,561
American Funds Global Growth Fund - Class 1	2,517,988	2,517,988	2,517,988
American Funds Global Growth Fund - Class 1A	10,430,259	10,430,259	10,430,259
American Funds Global Growth Fund - Class 2	328,767,271	328,767,271	328,767,271
American Funds Global Growth Fund - Class 4	89,354,404	89,354,404	89,354,404
American Funds Global Small Capitalization Fund - Class 1	1,593,283	1,593,283	1,593,283
American Funds Global Small Capitalization Fund - Class 1A	1,066,841	1,066,841	1,066,841
American Funds Global Small Capitalization Fund - Class 2	400,773,897	400,773,897	400,773,897
American Funds Global Small Capitalization Fund - Class 4	24,502,816	24,502,816	24,502,816
American Funds Growth Fund - Class 1	9,634,841	9,634,841	9,634,841
American Funds Growth Fund - Class 1A	27,810,972	27,810,972	27,810,972
American Funds Growth Fund - Class 2	1,733,105,964	1,733,105,964	1,733,105,964
American Funds Growth Fund - Class 4	296,951,326	296,951,326	296,951,326
American Funds Growth-Income Fund - Class 1	3,474,571	3,474,571	3,474,571
American Funds Growth-Income Fund - Class 1A	15,869,990	15,869,990	15,869,990
American Funds Growth-Income Fund - Class 2	1,840,036,011	1,840,036,011	1,840,036,011
American Funds Growth-Income Fund - Class 4	169,967,904	169,967,904	169,967,904
American Funds High-Income Bond Fund - Class 1	1,719,537	1,719,537	1,719,537
American Funds High-Income Bond Fund - Class 1A	997,819	997,819	997,819
American Funds International Fund - Class 1	3,635,678	3,635,678	3,635,678
American Funds International Fund - Class 1A	9,848,169	9,848,169	9,848,169
American Funds International Fund - Class 2	625,565,430	625,565,430	625,565,430
American Funds International Fund - Class 4	55,421,067	55,421,067	55,421,067
American Funds International Growth and Income Fund - Class 1	1,321,659	1,321,659	1,321,659
American Funds International Growth and Income Fund - Class 1A	1,403,975	1,403,975	1,403,975
American Funds Managed Risk Asset Allocation Fund - Class P1	5,316,558	5,316,558	5,316,558
American Funds Managed Risk Asset Allocation Fund - Class P2	153,669,364	153,669,364	153,669,364
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P1	1,385,543	1,385,543	1,385,543
American Funds Managed Risk Growth Fund - Class P1	4,822,948	4,822,948	4,822,948
American Funds Managed Risk Growth-Income Fund - Class P1	989,240	989,240	989,240
American Funds Managed Risk International Fund - Class P1	1,404,385	1,404,385	1,404,385

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2020

Subaccount	Investments	Total Assets	Net Assets
American Funds Mortgage Fund - Class 1	$622,370	$622,370	$622,370
American Funds Mortgage Fund - Class 1A	1,160,488	1,160,488	1,160,488
American Funds Mortgage Fund - Class 4	6,648,927	6,648,927	6,648,927
American Funds New World Fund® - Class 1	3,963,286	3,963,286	3,963,286
American Funds New World Fund® - Class 1A	5,900,684	5,900,684	5,900,684
American Funds New World Fund® - Class 4	45,215,404	45,215,404	45,215,404
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	301,397	301,397	301,397
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1A	3,584,298	3,584,298	3,584,298
BlackRock Global Allocation V.I. Fund - Class I	5,626,458	5,626,458	5,626,458
BlackRock Global Allocation V.I. Fund - Class III	1,064,894,620	1,064,894,620	1,064,894,620
ClearBridge Variable Aggressive Growth Portfolio - Class I	396,304	396,304	396,304
ClearBridge Variable Aggressive Growth Portfolio - Class II	22,968,264	22,968,264	22,968,264
ClearBridge Variable Large Cap Growth Portfolio - Class I	3,478,216	3,478,216	3,478,216
ClearBridge Variable Large Cap Growth Portfolio - Class II	216,429,808	216,429,808	216,429,808
ClearBridge Variable Mid Cap Portfolio - Class I	1,329,604	1,329,604	1,329,604
ClearBridge Variable Mid Cap Portfolio - Class II	53,861,508	53,861,508	53,861,508
Columbia VP Commodity Strategy Fund - Class 1	252,246	252,246	252,246
Columbia VP Commodity Strategy Fund - Class 2	586,564	586,564	586,564
Columbia VP Emerging Markets Bond Fund - Class 1	474,561	474,561	474,561
Columbia VP Emerging Markets Bond Fund - Class 2	2,754,884	2,754,884	2,754,884
Columbia VP Strategic Income Fund - Class 1	1,631,438	1,631,438	1,631,438
Columbia VP Strategic Income Fund - Class 2	11,456,604	11,456,604	11,456,604
Delaware VIP® Diversified Income Series - Service Class	2,161,748,531	2,161,748,531	2,161,748,531
Delaware VIP® Diversified Income Series - Standard Class	17,523,075	17,523,075	17,523,075
Delaware VIP® Emerging Markets Series - Service Class	322,522,115	322,522,115	322,522,115
Delaware VIP® Emerging Markets Series - Standard Class	1,177,042	1,177,042	1,177,042
Delaware VIP® High Yield Series - Service Class	100,370,821	100,370,821	100,370,821
Delaware VIP® High Yield Series - Standard Class	2,115,634	2,115,634	2,115,634
Delaware VIP® International Series - Standard Class	69,855	69,855	69,855
Delaware VIP® Limited-Term Diversified Income Series - Service Class	1,174,651,648	1,174,651,648	1,174,651,648
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	3,341,303	3,341,303	3,341,303
Delaware VIP® REIT Series - Service Class	127,936,193	127,936,193	127,936,193
Delaware VIP® REIT Series - Standard Class	3,566,752	3,566,752	3,566,752
Delaware VIP® Small Cap Value Series - Service Class	456,544,703	456,544,703	456,544,703
Delaware VIP® Small Cap Value Series - Standard Class	7,234,899	7,234,899	7,234,899
Delaware VIP® Smid Cap Core Series - Service Class	177,852,620	177,852,620	177,852,620
Delaware VIP® Smid Cap Core Series - Standard Class	6,304,349	6,304,349	6,304,349
Delaware VIP® U.S. Growth Series - Service Class	361,244,123	361,244,123	361,244,123
Delaware VIP® U.S. Growth Series - Standard Class	163,704	163,704	163,704
Delaware VIP® Value Series - Service Class	303,318,474	303,318,474	303,318,474
Delaware VIP® Value Series - Standard Class	7,948,921	7,948,921	7,948,921
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,765,033	1,765,033	1,765,033
DWS Alternative Asset Allocation VIP Portfolio - Class B	43,922,109	43,922,109	43,922,109
DWS Equity 500 Index VIP Portfolio - Class A	6,871,980	6,871,980	6,871,980
DWS Small Cap Index VIP Portfolio - Class A	3,041,237	3,041,237	3,041,237
Eaton Vance VT Floating-Rate Income Fund - ADV Class	1,738,666	1,738,666	1,738,666
Eaton Vance VT Floating-Rate Income Fund - Initial Class	34,403,696	34,403,696	34,403,696
Fidelity® VIP Balanced Portfolio - Initial Class	1,814,503	1,814,503	1,814,503
Fidelity® VIP Balanced Portfolio - Service Class 2	150,143,640	150,143,640	150,143,640
Fidelity® VIP Contrafund® Portfolio - Initial Class	7,715,029	7,715,029	7,715,029
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,406,189,791	1,406,189,791	1,406,189,791
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	806,416	806,416	806,416
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	26,065,280	26,065,280	26,065,280
Fidelity® VIP Growth Portfolio - Initial Class	8,906,376	8,906,376	8,906,376
Fidelity® VIP Growth Portfolio - Service Class 2	330,640,979	330,640,979	330,640,979
Fidelity® VIP Mid Cap Portfolio - Initial Class	3,186,666	3,186,666	3,186,666
Fidelity® VIP Mid Cap Portfolio - Service Class 2	624,686,326	624,686,326	624,686,326
Fidelity® VIP Strategic Income Portfolio - Initial Class	3,031,663	3,031,663	3,031,663
Fidelity® VIP Strategic Income Portfolio - Service Class 2	23,533,905	23,533,905	23,533,905
First Trust Capital Strength Portfolio - Class I	14,630,774	14,630,774	14,630,774
First Trust Capital Strength Portfolio - Class II	566,907	566,907	566,907

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2020

Subaccount	Investments	Total Assets	Net Assets
First Trust Dorsey Wright Tactical Core Portfolio - Class I	$10,242,778	$10,242,778	$10,242,778
First Trust Dorsey Wright Tactical Core Portfolio - Class II	30,116	30,116	30,116
First Trust International Developed Capital Strength Portfolio - Class I	522,061	522,061	522,061
First Trust International Developed Capital Strength Portfolio - Class II	61,412	61,412	61,412
First Trust Multi Income Allocation Portfolio - Class I	7,432,467	7,432,467	7,432,467
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	201,041,734	201,041,734	201,041,734
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	1,511,108	1,511,108	1,511,108
Franklin Allocation VIP Fund - Class 4	13,333,617	13,333,617	13,333,617
Franklin Income VIP Fund - Class 1	357,333	357,333	357,333
Franklin Income VIP Fund - Class 2	446,642,199	446,642,199	446,642,199
Franklin Income VIP Fund - Class 4	107,144,516	107,144,516	107,144,516
Franklin Mutual Shares VIP Fund - Class 1	736,952	736,952	736,952
Franklin Mutual Shares VIP Fund - Class 2	619,818,323	619,818,323	619,818,323
Franklin Mutual Shares VIP Fund - Class 4	37,669,699	37,669,699	37,669,699
Franklin Rising Dividends VIP Fund - Class 1	1,217,135	1,217,135	1,217,135
Franklin Rising Dividends VIP Fund - Class 4	36,745,313	36,745,313	36,745,313
Franklin Small Cap Value VIP Fund - Class 1	850,613	850,613	850,613
Franklin Small Cap Value VIP Fund - Class 4	10,073,132	10,073,132	10,073,132
Franklin Small-Mid Cap Growth VIP Fund - Class 1	1,538,967	1,538,967	1,538,967
Franklin Small-Mid Cap Growth VIP Fund - Class 4	13,631,540	13,631,540	13,631,540
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	318,585	318,585	318,585
Goldman Sachs VIT Government Money Market Fund - Service Shares	26,767,743	26,767,743	26,767,743
Goldman Sachs VIT Large Cap Value Fund - Service Shares	142,101,185	142,101,185	142,101,185
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	2,417,479	2,417,479	2,417,479
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	894,929	894,929	894,929
Guggenheim VT Long Short Equity	3,670,727	3,670,727	3,670,727
Guggenheim VT Multi-Hedge Strategies	6,299,090	6,299,090	6,299,090
Hartford Capital Appreciation HLS Fund - Class IA	93,109	93,109	93,109
Hartford Capital Appreciation HLS Fund - Class IC	16,220,407	16,220,407	16,220,407
Invesco Oppenheimer V.I. Global Fund - Series II Shares	8,798,039	8,798,039	8,798,039
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	1,350,062	1,350,062	1,350,062
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	17,506,199	17,506,199	17,506,199
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	1,901,289	1,901,289	1,901,289
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series II Shares	18,283,281	18,283,281	18,283,281
Invesco V.I. American Franchise Fund - Series I Shares	3,225,824	3,225,824	3,225,824
Invesco V.I. American Franchise Fund - Series II Shares	2,259,135	2,259,135	2,259,135
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	1,502,282	1,502,282	1,502,282
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	12,389,796	12,389,796	12,389,796
Invesco V.I. Comstock Fund - Series I Shares	369,225	369,225	369,225
Invesco V.I. Comstock Fund - Series II Shares	7,440,826	7,440,826	7,440,826
Invesco V.I. Core Equity Fund - Series I Shares	5,761,569	5,761,569	5,761,569
Invesco V.I. Core Equity Fund - Series II Shares	1,322,183	1,322,183	1,322,183
Invesco V.I. Diversified Dividend Fund - Series I Shares	620,376	620,376	620,376
Invesco V.I. Diversified Dividend Fund - Series II Shares	17,952,700	17,952,700	17,952,700
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	5,660,570	5,660,570	5,660,570
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	236,135,426	236,135,426	236,135,426
Invesco V.I. Equity and Income Fund - Series I Shares	47,570	47,570	47,570
Invesco V.I. Equity and Income Fund - Series II Shares	11,377,077	11,377,077	11,377,077
Invesco V.I. International Growth Fund - Series I Shares	2,757,658	2,757,658	2,757,658
Invesco V.I. International Growth Fund - Series II Shares	82,073,552	82,073,552	82,073,552
Ivy VIP Asset Strategy Portfolio - Class I	19,852	19,852	19,852
Ivy VIP Asset Strategy Portfolio - Class II	8,823,953	8,823,953	8,823,953
Ivy VIP Energy Portfolio - Class I	90,111	90,111	90,111
Ivy VIP Energy Portfolio - Class II	7,199,941	7,199,941	7,199,941
Ivy VIP High Income Portfolio - Class I	1,427,988	1,427,988	1,427,988
Ivy VIP High Income Portfolio - Class II	29,455,610	29,455,610	29,455,610
Ivy VIP Mid Cap Growth Portfolio - Class I	6,098,160	6,098,160	6,098,160
Ivy VIP Mid Cap Growth Portfolio - Class II	25,363,036	25,363,036	25,363,036
Ivy VIP Science and Technology Portfolio - Class I	2,123,737	2,123,737	2,123,737
Ivy VIP Science and Technology Portfolio - Class II	47,809,614	47,809,614	47,809,614
Ivy VIP Small Cap Growth Portfolio - Class I	420,696	420,696	420,696

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2020

Subaccount	Investments	Total Assets	Net Assets
Ivy VIP Small Cap Growth Portfolio - Class II	$8,213,947	$8,213,947	$8,213,947
Janus Henderson Balanced Portfolio - Service Shares	14,946,703	14,946,703	14,946,703
Janus Henderson Enterprise Portfolio - Service Shares	7,555,666	7,555,666	7,555,666
Janus Henderson Global Research Portfolio - Service Shares	560,222	560,222	560,222
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	6,468,124	6,468,124	6,468,124
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	228,826,408	228,826,408	228,826,408
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	5,150,441	5,150,441	5,150,441
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	410,048	410,048	410,048
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	4,675,388	4,675,388	4,675,388
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	51,826	51,826	51,826
Lincoln iShares® Global Growth Allocation Fund - Standard Class	656,216	656,216	656,216
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	745,490	745,490	745,490
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	37,322,489	37,322,489	37,322,489
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	33,451,706	33,451,706	33,451,706
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	13,552,228	13,552,228	13,552,228
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	42,929,962	42,929,962	42,929,962
LVIP American Balanced Allocation Fund - Service Class	70,890,514	70,890,514	70,890,514
LVIP American Balanced Allocation Fund - Standard Class	13,590,774	13,590,774	13,590,774
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	500,987,004	500,987,004	500,987,004
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	36,506,888	36,506,888	36,506,888
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	476,018	476,018	476,018
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	89,697,706	89,697,706	89,697,706
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	444,004	444,004	444,004
LVIP American Global Growth Fund - Service Class II	369,121,650	369,121,650	369,121,650
LVIP American Global Small Capitalization Fund - Service Class II	81,409,181	81,409,181	81,409,181
LVIP American Growth Allocation Fund - Service Class	49,676,990	49,676,990	49,676,990
LVIP American Growth Allocation Fund - Standard Class	5,828,665	5,828,665	5,828,665
LVIP American Growth Fund - Service Class II	1,334,869,578	1,334,869,578	1,334,869,578
LVIP American Growth-Income Fund - Service Class II	1,009,688,274	1,009,688,274	1,009,688,274
LVIP American Income Allocation Fund - Standard Class	78,679	78,679	78,679
LVIP American International Fund - Service Class II	278,645,484	278,645,484	278,645,484
LVIP American Preservation Fund - Service Class	27,890,654	27,890,654	27,890,654
LVIP American Preservation Fund - Standard Class	652,270	652,270	652,270
LVIP Baron Growth Opportunities Fund - Service Class	318,627,707	318,627,707	318,627,707
LVIP Baron Growth Opportunities Fund - Standard Class	1,733,926	1,733,926	1,733,926
LVIP BlackRock Advantage Allocation Fund - Service Class	12,243,590	12,243,590	12,243,590
LVIP BlackRock Advantage Allocation Fund - Standard Class	504,228	504,228	504,228
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	1,398,802,832	1,398,802,832	1,398,802,832
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	484,626	484,626	484,626
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	870,741,518	870,741,518	870,741,518
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	71,816	71,816	71,816
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	445,342,297	445,342,297	445,342,297
LVIP BlackRock Global Real Estate Fund - Service Class	90,210,140	90,210,140	90,210,140
LVIP BlackRock Global Real Estate Fund - Standard Class	2,033,936	2,033,936	2,033,936
LVIP BlackRock Inflation Protected Bond Fund - Service Class	729,291,156	729,291,156	729,291,156
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	6,251,497	6,251,497	6,251,497
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	578,233,639	578,233,639	578,233,639
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	1,174,700,984	1,174,700,984	1,174,700,984
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2,273,789	2,273,789	2,273,789
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	832,117,841	832,117,841	832,117,841
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	149,663	149,663	149,663
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class	540,461,904	540,461,904	540,461,904
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	76,869	76,869	76,869
LVIP Delaware Bond Fund - Service Class	4,248,993,240	4,248,993,240	4,248,993,240
LVIP Delaware Bond Fund - Standard Class	68,457,406	68,457,406	68,457,406
LVIP Delaware Diversified Floating Rate Fund - Service Class	708,395,439	708,395,439	708,395,439
LVIP Delaware Diversified Floating Rate Fund - Standard Class	3,045,009	3,045,009	3,045,009
LVIP Delaware Mid Cap Value Fund - Service Class	122,302,684	122,302,684	122,302,684
LVIP Delaware Social Awareness Fund - Service Class	69,846,757	69,846,757	69,846,757
LVIP Delaware Social Awareness Fund - Standard Class	6,891,094	6,891,094	6,891,094
LVIP Delaware Wealth Builder Fund - Service Class	17,402,800	17,402,800	17,402,800

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2020

Subaccount	Investments	Total Assets	Net Assets
LVIP Delaware Wealth Builder Fund - Standard Class	$3,366,759	$3,366,759	$3,366,759
LVIP Dimensional International Core Equity Fund - Service Class	105,627,085	105,627,085	105,627,085
LVIP Dimensional International Core Equity Fund - Standard Class	15,556,040	15,556,040	15,556,040
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	568,989,777	568,989,777	568,989,777
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2,020,390	2,020,390	2,020,390
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	206,784,765	206,784,765	206,784,765
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	15,789,624	15,789,624	15,789,624
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	116,450,873	116,450,873	116,450,873
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	12,538,587	12,538,587	12,538,587
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	925,557,740	925,557,740	925,557,740
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	3,585,355	3,585,355	3,585,355
LVIP Dimensional/Vanguard Total Bond Fund - Service Class	851,083,977	851,083,977	851,083,977
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	29,318,795	29,318,795	29,318,795
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	488,283,730	488,283,730	488,283,730
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	126,579	126,579	126,579
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	950,149,287	950,149,287	950,149,287
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	53,559	53,559	53,559
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	21,967,089	21,967,089	21,967,089
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	194,136	194,136	194,136
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	156,889,787	156,889,787	156,889,787
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	2,781,525	2,781,525	2,781,525
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	995,294,249	995,294,249	995,294,249
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,165,502	1,165,502	1,165,502
LVIP Global Growth Allocation Managed Risk Fund - Service Class	7,368,117,113	7,368,117,113	7,368,117,113
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	9,438,774	9,438,774	9,438,774
LVIP Global Income Fund - Service Class	549,824,547	549,824,547	549,824,547
LVIP Global Income Fund - Standard Class	1,204,090	1,204,090	1,204,090
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	5,944,504,814	5,944,504,814	5,944,504,814
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	4,726,936	4,726,936	4,726,936
LVIP Government Money Market Fund - Service Class	466,052,897	466,052,897	466,052,897
LVIP Government Money Market Fund - Standard Class	46,766,568	46,766,568	46,766,568
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	465,847,007	465,847,007	465,847,007
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	88,849	88,849	88,849
LVIP JPMorgan High Yield Fund - Service Class	209,825,256	209,825,256	209,825,256
LVIP JPMorgan High Yield Fund - Standard Class	2,897,385	2,897,385	2,897,385
LVIP JPMorgan Retirement Income Fund - Service Class	15,427,096	15,427,096	15,427,096
LVIP JPMorgan Retirement Income Fund - Standard Class	1,364,169	1,364,169	1,364,169
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	581,070,036	581,070,036	581,070,036
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	252,173	252,173	252,173
LVIP Loomis Sayles Global Growth Fund - Service Class	2,751,041	2,751,041	2,751,041
LVIP Loomis Sayles Global Growth Fund - Standard Class	101,446	101,446	101,446
LVIP MFS International Equity Managed Volatility Fund - Service Class	594,262,836	594,262,836	594,262,836
LVIP MFS International Growth Fund - Service Class	270,033,014	270,033,014	270,033,014
LVIP MFS International Growth Fund - Standard Class	1,985,958	1,985,958	1,985,958
LVIP MFS Value Fund - Service Class	1,073,996,761	1,073,996,761	1,073,996,761
LVIP MFS Value Fund - Standard Class	4,268,316	4,268,316	4,268,316
LVIP Mondrian International Value Fund - Service Class	261,332,249	261,332,249	261,332,249
LVIP Mondrian International Value Fund - Standard Class	9,037,128	9,037,128	9,037,128
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	76,317,917	76,317,917	76,317,917
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	48,569	48,569	48,569
LVIP PIMCO Low Duration Bond Fund - Service Class	667,640,520	667,640,520	667,640,520
LVIP PIMCO Low Duration Bond Fund - Standard Class	10,882,596	10,882,596	10,882,596
LVIP SSGA Bond Index Fund - Service Class	970,687,072	970,687,072	970,687,072
LVIP SSGA Bond Index Fund - Standard Class	15,188,183	15,188,183	15,188,183
LVIP SSGA Conservative Index Allocation Fund - Service Class	88,140,708	88,140,708	88,140,708
LVIP SSGA Conservative Index Allocation Fund - Standard Class	3,106,294	3,106,294	3,106,294
LVIP SSGA Conservative Structured Allocation Fund - Service Class	152,778,106	152,778,106	152,778,106
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	888,686	888,686	888,686
LVIP SSGA Developed International 150 Fund - Service Class	134,981,414	134,981,414	134,981,414
See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2020

Subaccount	Investments	Total Assets	Net Assets
LVIP SSGA Developed International 150 Fund - Standard Class	$1,007,902	$1,007,902	$1,007,902
LVIP SSGA Emerging Markets 100 Fund - Service Class	159,856,644	159,856,644	159,856,644
LVIP SSGA Emerging Markets 100 Fund - Standard Class	3,694,147	3,694,147	3,694,147
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	8,291,937	8,291,937	8,291,937
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	1,059,447	1,059,447	1,059,447
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	723,636,877	723,636,877	723,636,877
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,064,218	1,064,218	1,064,218
LVIP SSGA International Index Fund - Service Class	291,692,201	291,692,201	291,692,201
LVIP SSGA International Index Fund - Standard Class	8,591,569	8,591,569	8,591,569
LVIP SSGA International Managed Volatility Fund - Service Class	340,513,878	340,513,878	340,513,878
LVIP SSGA International Managed Volatility Fund - Standard Class	81,422	81,422	81,422
LVIP SSGA Large Cap 100 Fund - Service Class	326,782,046	326,782,046	326,782,046
LVIP SSGA Large Cap 100 Fund - Standard Class	5,983,837	5,983,837	5,983,837
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	774,708,803	774,708,803	774,708,803
LVIP SSGA Mid-Cap Index Fund - Service Class	121,479,345	121,479,345	121,479,345
LVIP SSGA Mid-Cap Index Fund - Standard Class	7,354,196	7,354,196	7,354,196
LVIP SSGA Moderate Index Allocation Fund - Service Class	266,641,121	266,641,121	266,641,121
LVIP SSGA Moderate Index Allocation Fund - Standard Class	4,383,674	4,383,674	4,383,674
LVIP SSGA Moderate Structured Allocation Fund - Service Class	678,863,049	678,863,049	678,863,049
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	1,351,763	1,351,763	1,351,763
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	227,795,061	227,795,061	227,795,061
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	4,476,658	4,476,658	4,476,658
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	378,544,559	378,544,559	378,544,559
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	2,475,931	2,475,931	2,475,931
LVIP SSGA S&P 500 Index Fund - Service Class	1,527,934,828	1,527,934,828	1,527,934,828
LVIP SSGA S&P 500 Index Fund - Standard Class	87,912,941	87,912,941	87,912,941
LVIP SSGA Short-Term Bond Index Fund - Service Class	154,373,662	154,373,662	154,373,662
LVIP SSGA Short-Term Bond Index Fund - Standard Class	5,930,586	5,930,586	5,930,586
LVIP SSGA Small-Cap Index Fund - Service Class	458,339,604	458,339,604	458,339,604
LVIP SSGA Small-Cap Index Fund - Standard Class	13,407,917	13,407,917	13,407,917
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	165,931,202	165,931,202	165,931,202
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	7,149,118	7,149,118	7,149,118
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	621,268,121	621,268,121	621,268,121
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	59,258	59,258	59,258
LVIP T. Rowe Price 2010 Fund - Service Class	5,066,575	5,066,575	5,066,575
LVIP T. Rowe Price 2020 Fund - Service Class	8,738,482	8,738,482	8,738,482
LVIP T. Rowe Price 2030 Fund - Service Class	4,233,552	4,233,552	4,233,552
LVIP T. Rowe Price 2040 Fund - Service Class	5,085,929	5,085,929	5,085,929
LVIP T. Rowe Price Growth Stock Fund - Service Class	421,366,135	421,366,135	421,366,135
LVIP T. Rowe Price Growth Stock Fund - Standard Class	5,179,266	5,179,266	5,179,266
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	352,552,658	352,552,658	352,552,658
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	5,084,044	5,084,044	5,084,044
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	129,743,309	129,743,309	129,743,309
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	865,106	865,106	865,106
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	1,680,865,371	1,680,865,371	1,680,865,371
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	2,198,397	2,198,397	2,198,397
LVIP Vanguard Domestic Equity ETF Fund - Service Class	356,405,000	356,405,000	356,405,000
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	12,620,831	12,620,831	12,620,831
LVIP Vanguard International Equity ETF Fund - Service Class	240,447,642	240,447,642	240,447,642
LVIP Vanguard International Equity ETF Fund - Standard Class	15,093,131	15,093,131	15,093,131
LVIP Wellington Capital Growth Fund - Service Class	512,853,327	512,853,327	512,853,327
LVIP Wellington Capital Growth Fund - Standard Class	5,489,830	5,489,830	5,489,830
LVIP Wellington Mid-Cap Value Fund - Service Class	126,307,186	126,307,186	126,307,186
LVIP Wellington Mid-Cap Value Fund - Standard Class	1,094,602	1,094,602	1,094,602
LVIP Western Asset Core Bond Fund - Service Class	377,085,529	377,085,529	377,085,529
LVIP Western Asset Core Bond Fund - Standard Class	10,437,613	10,437,613	10,437,613
MFS® VIT Growth Series - Initial Class	6,464,207	6,464,207	6,464,207
MFS® VIT Growth Series - Service Class	260,005,428	260,005,428	260,005,428
MFS® VIT Total Return Series - Initial Class	5,934,363	5,934,363	5,934,363
MFS® VIT Total Return Series - Service Class	117,534,549	117,534,549	117,534,549
MFS® VIT Utilities Series - Initial Class	6,100,493	6,100,493	6,100,493

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2020

Subaccount	Investments	Total Assets	Net Assets
MFS® VIT Utilities Series - Service Class	$174,749,677	$174,749,677	$174,749,677
MFS® VIT II Core Equity Portfolio - Service Class	3,321,776	3,321,776	3,321,776
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	1,481,377	1,481,377	1,481,377
MFS® VIT II International Intrinsic Value Portfolio - Service Class	35,857,353	35,857,353	35,857,353
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	422,932	422,932	422,932
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	9,008,126	9,008,126	9,008,126
Morgan Stanley VIF Growth Portfolio - Class II	4,417,089	4,417,089	4,417,089
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	17,961,082	17,961,082	17,961,082
PIMCO VIT All Asset Portfolio - Advisor Class	4,165,896	4,165,896	4,165,896
PIMCO VIT All Asset Portfolio - Institutional Class	211,573	211,573	211,573
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	10,306,257	10,306,257	10,306,257
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	28,481	28,481	28,481
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	4,195,628	4,195,628	4,195,628
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	105,170	105,170	105,170
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	2,913,307	2,913,307	2,913,307
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	44,291	44,291	44,291
Putnam VT Equity Income Fund - Class IA	1,899,470	1,899,470	1,899,470
Putnam VT Equity Income Fund - Class IB	24,008,442	24,008,442	24,008,442
Putnam VT George Putnam Balanced Fund - Class IA	601,241	601,241	601,241
Putnam VT George Putnam Balanced Fund - Class IB	88,904,612	88,904,612	88,904,612
Putnam VT Global Health Care Fund - Class IA	880,856	880,856	880,856
Putnam VT Global Health Care Fund - Class IB	19,125,984	19,125,984	19,125,984
Putnam VT Income Fund - Class IA	1,501,564	1,501,564	1,501,564
Putnam VT Income Fund - Class IB	9,746,142	9,746,142	9,746,142
Putnam VT Multi-Asset Absolute Return Fund - Class IA	47,242	47,242	47,242
Putnam VT Multi-Asset Absolute Return Fund - Class IB	2,533,438	2,533,438	2,533,438
QS Variable Conservative Growth - Class I	2,401	2,401	2,401
QS Variable Conservative Growth - Class II	12,184,374	12,184,374	12,184,374
Rational Trend Aggregation VA Fund	1,007,341	1,007,341	1,007,341
Templeton Foreign VIP Fund - Class 1	106,688	106,688	106,688
Templeton Foreign VIP Fund - Class 4	3,733,118	3,733,118	3,733,118
Templeton Global Bond VIP Fund - Class 1	3,270,158	3,270,158	3,270,158
Templeton Global Bond VIP Fund - Class 2	252,286,918	252,286,918	252,286,918
Templeton Global Bond VIP Fund - Class 4	25,360,725	25,360,725	25,360,725
Templeton Growth VIP Fund - Class 2	20,960,108	20,960,108	20,960,108
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	11,829,790	11,829,790	11,829,790
VanEck VIP Global Hard Assets Fund - Class S Shares	5,421,681	5,421,681	5,421,681
VanEck VIP Global Hard Assets Fund - Initial Class Shares	957,154	957,154	957,154
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	16,229,446	16,229,446	16,229,446
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	364,421	364,421	364,421

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life Variable Annuity Account N

Statements of operations

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio - Class B	$143,593	$(506,045)	$(362,452)	$2,569,175
AB VPS International Value Portfolio - Class B	14	(11)	3	(6)
AB VPS Large Cap Growth Portfolio - Class B	—	(164,930)	(164,930)	362,249
AB VPS Small/Mid Cap Value Portfolio - Class A	10,031	(3,648)	6,383	(10,113)
AB VPS Small/Mid Cap Value Portfolio - Class B	1,447,067	(2,830,207)	(1,383,140)	(7,985,171)
ALPS/Alerian Energy Infrastructure Portfolio - Class I	22,626	(1,804)	20,822	(38,195)
ALPS/Alerian Energy Infrastructure Portfolio - Class III	275,376	(40,830)	234,546	(627,836)
ALPS/Red Rocks Global Opportunity Portfolio - Class I	20,149	(868)	19,281	1,558
ALPS/Red Rocks Global Opportunity Portfolio - Class III	1,464,825	(156,678)	1,308,147	394,564
American Century VP Balanced Fund - Class I	6,127	(2,851)	3,276	1,080
American Century VP Balanced Fund - Class II	1,052,820	(1,674,109)	(621,289)	895,539
American Century VP Inflation Protection Fund - Class II	304	(491)	(187)	93
American Century VP Large Company Value Fund - Class I	70,532	(19,782)	50,750	8,796
American Century VP Large Company Value Fund - Class II	580,517	(578,414)	2,103	20,504
American Funds Asset Allocation Fund - Class 1	386,381	(113,865)	272,516	52,282
American Funds Asset Allocation Fund - Class 1A	212,368	(56,334)	156,034	(4,027)
American Funds Asset Allocation Fund - Class 4	2,788,957	(2,258,081)	530,876	3,021,578
American Funds Blue Chip Income and Growth Fund - Class 1	72,432	(30,251)	42,181	(11,419)
American Funds Blue Chip Income and Growth Fund - Class 1A	184,861	(53,871)	130,990	29,972
American Funds Blue Chip Income and Growth Fund - Class 4	827,387	(536,439)	290,948	(434,409)
American Funds Bond Fund - Class 1	157,262	(53,175)	104,087	71,748
American Funds Bond Fund - Class 1A	152,169	(45,965)	106,204	80,618
American Funds Capital Income Builder® - Class 1	31,296	(4,567)	26,729	6,834
American Funds Capital Income Builder® - Class 1A	158,213	(25,480)	132,733	155
American Funds Capital Income Builder® - Class 4	1,124,368	(526,878)	597,490	(174,856)
American Funds Capital World Bond Fund - Class 1	41,648	(25,364)	16,284	12,781
American Funds Capital World Bond Fund - Class 1A	7,993	(3,038)	4,955	5,018
American Funds Global Balanced Fund - Class 1	10,189	(4,879)	5,310	4,838
American Funds Global Balanced Fund - Class 1A	24,847	(12,105)	12,742	5,962
American Funds Global Growth and Income Fund - Class 1	21,220	(13,099)	8,121	23,313
American Funds Global Growth and Income Fund - Class 1A	27,936	(9,642)	18,294	5,934
American Funds Global Growth Fund - Class 1	12,707	(15,034)	(2,327)	167,330
American Funds Global Growth Fund - Class 1A	25,372	(38,294)	(12,922)	62,297
American Funds Global Growth Fund - Class 2	1,014,865	(4,483,529)	(3,468,664)	16,422,497
American Funds Global Growth Fund - Class 4	111,290	(766,527)	(655,237)	2,749,128
American Funds Global Small Capitalization Fund - Class 1	2,803	(9,844)	(7,041)	53,303
American Funds Global Small Capitalization Fund - Class 1A	969	(3,048)	(2,079)	21,882
American Funds Global Small Capitalization Fund - Class 2	604,327	(4,337,901)	(3,733,574)	17,319,209
American Funds Global Small Capitalization Fund - Class 4	24,148	(203,993)	(179,845)	1,406
American Funds Growth Fund - Class 1	47,647	(66,228)	(18,581)	843,253
American Funds Growth Fund - Class 1A	89,915	(113,270)	(23,355)	897,145
American Funds Growth Fund - Class 2	4,653,803	(24,211,436)	(19,557,633)	111,346,748
American Funds Growth Fund - Class 4	433,120	(2,433,515)	(2,000,395)	10,049,058
American Funds Growth-Income Fund - Class 1	61,820	(34,745)	27,075	106,999
American Funds Growth-Income Fund - Class 1A	181,090	(60,695)	120,395	(26,377)
American Funds Growth-Income Fund - Class 2	22,934,377	(24,637,375)	(1,702,998)	39,644,913
American Funds Growth-Income Fund - Class 4	1,704,109	(1,574,755)	129,354	(73,155)
American Funds High-Income Bond Fund - Class 1	141,409	(13,050)	128,359	(46,436)
American Funds High-Income Bond Fund - Class 1A	78,071	(8,374)	69,697	(6,095)
American Funds International Fund - Class 1	34,576	(29,342)	5,234	7,469
American Funds International Fund - Class 1A	56,178	(34,773)	21,405	(15,720)
American Funds International Fund - Class 2	3,608,206	(7,856,765)	(4,248,559)	8,489,907
American Funds International Fund - Class 4	203,496	(507,657)	(304,161)	164,130
American Funds International Growth and Income Fund - Class 1	20,295	(12,444)	7,851	(101,326)
American Funds International Growth and Income Fund - Class 1A	17,827	(5,327)	12,500	2,264
American Funds Managed Risk Asset Allocation Fund - Class P1	58,187	(24,595)	33,592	20,460
American Funds Managed Risk Asset Allocation Fund - Class P2	2,170,192	(2,104,207)	65,985	344,454

See accompanying notes.

Subaccount	Dividends from Net Realized Gain On Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class B	$3,021,987	$5,591,162	$5,242,851	$10,471,561
AB VPS International Value Portfolio - Class B	—	(6)	10	7
AB VPS Large Cap Growth Portfolio - Class B	831,790	1,194,039	1,918,065	2,947,174
AB VPS Small/Mid Cap Value Portfolio - Class A	45,917	35,804	65,591	107,778
AB VPS Small/Mid Cap Value Portfolio - Class B	8,914,176	929,005	9,984,258	9,530,123
ALPS/Alerian Energy Infrastructure Portfolio - Class I	—	(38,195)	(79,535)	(96,908)
ALPS/Alerian Energy Infrastructure Portfolio - Class III	—	(627,836)	(1,104,730)	(1,498,020)
ALPS/Red Rocks Global Opportunity Portfolio - Class I	2,766	4,324	(11,260)	12,345
ALPS/Red Rocks Global Opportunity Portfolio - Class III	207,335	601,899	(963,993)	946,053
American Century VP Balanced Fund - Class I	9,908	10,988	48,151	62,415
American Century VP Balanced Fund - Class II	3,552,957	4,448,496	8,013,385	11,840,592
American Century VP Inflation Protection Fund - Class II	—	93	1,701	1,607
American Century VP Large Company Value Fund - Class I	24,515	33,311	199,836	283,897
American Century VP Large Company Value Fund - Class II	272,646	293,150	1,224,119	1,519,372
American Funds Asset Allocation Fund - Class 1	92,373	144,655	2,003,509	2,420,680
American Funds Asset Allocation Fund - Class 1A	50,131	46,104	1,243,478	1,445,616
American Funds Asset Allocation Fund - Class 4	883,757	3,905,335	15,540,467	19,976,678
American Funds Blue Chip Income and Growth Fund - Class 1	44,428	33,009	231,567	306,757
American Funds Blue Chip Income and Growth Fund - Class 1A	106,554	136,526	891,318	1,158,834
American Funds Blue Chip Income and Growth Fund - Class 4	568,086	133,677	5,074,410	5,499,035
American Funds Bond Fund - Class 1	62,017	133,765	358,292	596,144
American Funds Bond Fund - Class 1A	60,520	141,138	297,965	545,307
American Funds Capital Income Builder® - Class 1	—	6,834	(354)	33,209
American Funds Capital Income Builder® - Class 1A	—	155	97,290	230,178
American Funds Capital Income Builder® - Class 4	—	(174,856)	182,878	605,512
American Funds Capital World Bond Fund - Class 1	48,093	60,874	169,087	246,245
American Funds Capital World Bond Fund - Class 1A	9,914	14,932	35,033	54,920
American Funds Global Balanced Fund - Class 1	29,556	34,394	36,881	76,585
American Funds Global Balanced Fund - Class 1A	86,544	92,506	100,722	205,970
American Funds Global Growth and Income Fund - Class 1	37,586	60,899	44,543	113,563
American Funds Global Growth and Income Fund - Class 1A	52,196	58,130	177,535	253,959
American Funds Global Growth Fund - Class 1	58,353	225,683	311,251	534,607
American Funds Global Growth Fund - Class 1A	172,784	235,081	1,516,724	1,738,883
American Funds Global Growth Fund - Class 2	8,279,161	24,701,658	54,083,546	75,316,540
American Funds Global Growth Fund - Class 4	1,970,094	4,719,222	15,079,598	19,143,583
American Funds Global Small Capitalization Fund - Class 1	83,523	136,826	231,779	361,564
American Funds Global Small Capitalization Fund - Class 1A	34,041	55,923	175,757	229,601
American Funds Global Small Capitalization Fund - Class 2	22,563,912	39,883,121	59,233,138	95,382,685
American Funds Global Small Capitalization Fund - Class 4	1,166,660	1,168,066	3,940,044	4,928,265
American Funds Growth Fund - Class 1	221,581	1,064,834	2,520,966	3,567,219
American Funds Growth Fund - Class 1A	462,968	1,360,113	7,842,270	9,179,028
American Funds Growth Fund - Class 2	35,357,399	146,704,147	487,904,880	615,051,394
American Funds Growth Fund - Class 4	5,040,826	15,089,884	81,262,511	94,352,000
American Funds Growth-Income Fund - Class 1	152,512	259,511	55,945	342,531
American Funds Growth-Income Fund - Class 1A	294,504	268,127	1,392,243	1,780,765
American Funds Growth-Income Fund - Class 2	45,593,658	85,238,571	114,708,465	198,244,038
American Funds Growth-Income Fund - Class 4	3,710,135	3,636,980	14,196,119	17,962,453
American Funds High-Income Bond Fund - Class 1	—	(46,436)	18,181	100,104
American Funds High-Income Bond Fund - Class 1A	—	(6,095)	11,274	74,876
American Funds International Fund - Class 1	—	7,469	202,926	215,629
American Funds International Fund - Class 1A	—	(15,720)	1,401,975	1,407,660
American Funds International Fund - Class 2	—	8,489,907	68,504,374	72,745,722
American Funds International Fund - Class 4	—	164,130	6,786,492	6,646,461
American Funds International Growth and Income Fund - Class 1	—	(101,326)	43,934	(49,541)
American Funds International Growth and Income Fund - Class 1A	—	2,264	228,968	243,732
American Funds Managed Risk Asset Allocation Fund - Class P1	145,256	165,716	264,974	464,282
American Funds Managed Risk Asset Allocation Fund - Class P2	5,651,428	5,995,882	493,155	6,555,022

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P1	$26,280	$(7,647)	$18,633	$(20,190)
American Funds Managed Risk Growth Fund - Class P1	28,201	(20,673)	7,528	67,266
American Funds Managed Risk Growth-Income Fund - Class P1	17,925	(4,396)	13,529	5,058
American Funds Managed Risk International Fund - Class P1	19,105	(7,815)	11,290	(9,876)
American Funds Mortgage Fund - Class 1	8,819	(7,181)	1,638	3,976
American Funds Mortgage Fund - Class 1A	13,333	(3,554)	9,779	15,465
American Funds Mortgage Fund - Class 4	84,269	(79,185)	5,084	221,276
American Funds New World Fund® - Class 1	9,008	(25,930)	(16,922)	174,675
American Funds New World Fund® - Class 1A	5,286	(16,991)	(11,705)	(14,144)
American Funds New World Fund® - Class 4	14,054	(396,799)	(382,745)	657,188
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	5,683	(1,961)	3,722	3,397
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1A	64,928	(23,305)	41,623	101,332
BlackRock Global Allocation V.I. Fund - Class I	64,659	(22,575)	42,084	78,524
BlackRock Global Allocation V.I. Fund - Class III	12,183,384	(16,054,210)	(3,870,826)	6,572,446
ClearBridge Variable Aggressive Growth Portfolio - Class I	2,789	(1,324)	1,465	69
ClearBridge Variable Aggressive Growth Portfolio - Class II	117,253	(240,874)	(123,621)	(50,046)
ClearBridge Variable Large Cap Growth Portfolio - Class I	569	(17,077)	(16,508)	176,936
ClearBridge Variable Large Cap Growth Portfolio - Class II	30,893	(2,699,574)	(2,668,681)	5,260,269
ClearBridge Variable Mid Cap Portfolio - Class I	3,372	(5,038)	(1,666)	12,703
ClearBridge Variable Mid Cap Portfolio - Class II	17,799	(608,746)	(590,947)	637,072
Columbia VP Commodity Strategy Fund - Class 1	45,655	(784)	44,871	(16,078)
Columbia VP Commodity Strategy Fund - Class 2	136,879	(6,689)	130,190	(104,580)
Columbia VP Emerging Markets Bond Fund - Class 1	14,851	(1,449)	13,402	(2,565)
Columbia VP Emerging Markets Bond Fund - Class 2	90,161	(31,162)	58,999	(52,733)
Columbia VP Strategic Income Fund - Class 1	42,891	(4,425)	38,466	(481)
Columbia VP Strategic Income Fund - Class 2	343,797	(107,931)	235,866	(318,647)
Delaware VIP® Diversified Income Series - Service Class	49,229,254	(31,700,639)	17,528,615	6,896,728
Delaware VIP® Diversified Income Series - Standard Class	390,923	(96,682)	294,241	183,350
Delaware VIP® Emerging Markets Series - Service Class	1,426,891	(4,516,878)	(3,089,987)	12,622,751
Delaware VIP® Emerging Markets Series - Standard Class	6,547	(4,213)	2,334	40,856
Delaware VIP® High Yield Series - Service Class	5,585,799	(1,666,968)	3,918,831	(2,508,489)
Delaware VIP® High Yield Series - Standard Class	129,281	(30,566)	98,715	(18,046)
Delaware VIP® International Series - Standard Class	—	(53)	(53)	1
Delaware VIP® International Value Equity Series - Standard Class	1,963	(863)	1,100	(4,973)
Delaware VIP® Limited-Term Diversified Income Series - Service Class	17,157,852	(15,206,482)	1,951,370	(511,458)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	52,535	(25,057)	27,478	13,630
Delaware VIP® REIT Series - Service Class	2,093,894	(1,924,443)	169,451	(3,008,161)
Delaware VIP® REIT Series - Standard Class	66,987	(33,561)	33,426	(72,242)
Delaware VIP® Small Cap Value Series - Service Class	3,989,987	(6,223,951)	(2,233,964)	(8,170,103)
Delaware VIP® Small Cap Value Series - Standard Class	87,436	(73,647)	13,789	(287,690)
Delaware VIP® Smid Cap Core Series - Service Class	450,232	(2,482,007)	(2,031,775)	(6,154,232)
Delaware VIP® Smid Cap Core Series - Standard Class	32,944	(73,489)	(40,545)	(32,967)
Delaware VIP® U.S. Growth Series - Service Class	—	(3,699,719)	(3,699,719)	11,159,205
Delaware VIP® U.S. Growth Series - Standard Class	—	(738)	(738)	47,832
Delaware VIP® Value Series - Service Class	5,300,046	(4,645,603)	654,443	(1,685,154)
Delaware VIP® Value Series - Standard Class	137,905	(94,893)	43,012	(88,671)
DWS Alternative Asset Allocation VIP Portfolio - Class A	49,798	(13,257)	36,541	(23,591)
DWS Alternative Asset Allocation VIP Portfolio - Class B	1,037,419	(680,034)	357,385	(431,161)
DWS Equity 500 Index VIP Portfolio - Class A	103,229	(102,253)	976	163,001
DWS Small Cap Index VIP Portfolio - Class A	27,458	(40,266)	(12,808)	(28,250)
Eaton Vance VT Floating-Rate Income Fund - ADV Class	103,011	(11,283)	91,728	(231,170)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	838,241	(296,404)	541,837	(861,292)
Fidelity® VIP Balanced Portfolio - Initial Class	13,846	(2,272)	11,574	11,876
Fidelity® VIP Balanced Portfolio - Service Class 2	1,453,702	(1,486,547)	(32,845)	1,282,337
Fidelity® VIP Contrafund® Portfolio - Initial Class	13,876	(23,654)	(9,778)	242,190
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,014,296	(20,385,542)	(19,371,246)	65,188,709

See accompanying notes.

Subaccount	Dividends from Net Realized Gain On Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P1	$33,338	$13,148	$(23,334)	$8,447
American Funds Managed Risk Growth Fund - Class P1	164,363	231,629	897,795	1,136,952
American Funds Managed Risk Growth-Income Fund - Class P1	49,776	54,834	23,295	91,658
American Funds Managed Risk International Fund - Class P1	9,661	(215)	79,901	90,976
American Funds Mortgage Fund - Class 1	987	4,963	23,706	30,307
American Funds Mortgage Fund - Class 1A	1,063	16,528	11,269	37,576
American Funds Mortgage Fund - Class 4	20,164	241,440	143,012	389,536
American Funds New World Fund® - Class 1	44,489	219,164	551,502	753,744
American Funds New World Fund® - Class 1A	39,580	25,436	1,000,617	1,014,348
American Funds New World Fund® - Class 4	393,380	1,050,568	7,079,549	7,747,372
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	5,153	8,550	3,891	16,163
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1A	70,927	172,259	28,789	242,671
BlackRock Global Allocation V.I. Fund - Class I	257,735	336,259	506,835	885,178
BlackRock Global Allocation V.I. Fund - Class III	59,768,011	66,340,457	107,255,929	169,725,560
ClearBridge Variable Aggressive Growth Portfolio - Class I	32,798	32,867	25,373	59,705
ClearBridge Variable Aggressive Growth Portfolio - Class II	1,950,387	1,900,341	1,469,768	3,246,488
ClearBridge Variable Large Cap Growth Portfolio - Class I	129,835	306,771	541,474	831,737
ClearBridge Variable Large Cap Growth Portfolio - Class II	7,746,709	13,006,978	37,405,442	47,743,739
ClearBridge Variable Mid Cap Portfolio - Class I	16,323	29,026	172,765	200,125
ClearBridge Variable Mid Cap Portfolio - Class II	656,967	1,294,039	5,947,372	6,650,464
Columbia VP Commodity Strategy Fund - Class 1	—	(16,078)	(32,268)	(3,475)
Columbia VP Commodity Strategy Fund - Class 2	—	(104,580)	(63,944)	(38,334)
Columbia VP Emerging Markets Bond Fund - Class 1	—	(2,565)	22,117	32,954
Columbia VP Emerging Markets Bond Fund - Class 2	—	(52,733)	107,792	114,058
Columbia VP Strategic Income Fund - Class 1	—	(481)	33,988	71,973
Columbia VP Strategic Income Fund - Class 2	—	(318,647)	367,396	284,615
Delaware VIP® Diversified Income Series - Service Class	—	6,896,728	144,274,255	168,699,598
Delaware VIP® Diversified Income Series - Standard Class	—	183,350	1,022,600	1,500,191
Delaware VIP® Emerging Markets Series - Service Class	5,353,999	17,976,750	47,838,734	62,725,497
Delaware VIP® Emerging Markets Series - Standard Class	15,169	56,025	196,721	255,080
Delaware VIP® High Yield Series - Service Class	—	(2,508,489)	2,941,939	4,352,281
Delaware VIP® High Yield Series - Standard Class	—	(18,046)	30,297	110,966
Delaware VIP® International Series - Standard Class	—	1	1,240	1,188
Delaware VIP® International Value Equity Series - Standard Class	3,925	(1,048)	894	946
Delaware VIP® Limited-Term Diversified Income Series - Service Class	—	(511,458)	28,089,209	29,529,121
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	—	13,630	49,705	90,813
Delaware VIP® REIT Series - Service Class	6,676,185	3,668,024	(21,378,080)	(17,540,605)
Delaware VIP® REIT Series - Standard Class	176,847	104,605	(572,850)	(434,819)
Delaware VIP® Small Cap Value Series - Service Class	22,749,259	14,579,156	(9,586,898)	2,758,294
Delaware VIP® Small Cap Value Series - Standard Class	379,310	91,620	(426,751)	(321,342)
Delaware VIP® Smid Cap Core Series - Service Class	4,137,041	(2,017,191)	20,471,902	16,422,936
Delaware VIP® Smid Cap Core Series - Standard Class	140,736	107,769	518,571	585,795
Delaware VIP® U.S. Growth Series - Service Class	17,370,556	28,529,761	91,204,965	116,035,007
Delaware VIP® U.S. Growth Series - Standard Class	6,918	54,750	28,943	82,955
Delaware VIP® Value Series - Service Class	14,474,458	12,789,304	(20,207,825)	(6,764,078)
Delaware VIP® Value Series - Standard Class	318,427	229,756	(195,801)	76,967
DWS Alternative Asset Allocation VIP Portfolio - Class A	—	(23,591)	85,674	98,624
DWS Alternative Asset Allocation VIP Portfolio - Class B	—	(431,161)	1,437,127	1,363,351
DWS Equity 500 Index VIP Portfolio - Class A	362,172	525,173	408,869	935,018
DWS Small Cap Index VIP Portfolio - Class A	254,095	225,845	218,295	431,332
Eaton Vance VT Floating-Rate Income Fund - ADV Class	—	(231,170)	14,090	(125,352)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	—	(861,292)	717,494	398,039
Fidelity® VIP Balanced Portfolio - Initial Class	5,261	17,137	141,922	170,633
Fidelity® VIP Balanced Portfolio - Service Class 2	840,033	2,122,370	20,487,175	22,576,700
Fidelity® VIP Contrafund® Portfolio - Initial Class	22,413	264,603	1,608,286	1,863,111
Fidelity® VIP Contrafund® Portfolio - Service Class 2	6,849,626	72,038,335	269,098,675	321,765,764

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	$8,683	$(6,145)	$2,538	$(8,391)
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	233,263	(352,657)	(119,394)	(18,540)
Fidelity® VIP Growth Portfolio - Initial Class	5,150	(81,969)	(76,819)	312,282
Fidelity® VIP Growth Portfolio - Service Class 2	112,742	(4,230,118)	(4,117,376)	17,826,459
Fidelity® VIP Mid Cap Portfolio - Initial Class	15,818	(8,577)	7,241	(60,670)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,109,590	(8,444,596)	(6,335,006)	592,216
Fidelity® VIP Strategic Income Portfolio - Initial Class	93,748	(8,688)	85,060	(17,455)
Fidelity® VIP Strategic Income Portfolio - Service Class 2	695,034	(237,780)	457,254	(72,852)
First Trust Capital Strength Portfolio - Class I	26,310	(58,200)	(31,890)	108,884
First Trust Capital Strength Portfolio - Class II	1,774	(1,026)	748	1,025
First Trust Dorsey Wright Tactical Core Portfolio - Class I	45,630	(107,232)	(61,602)	98,833
First Trust Dorsey Wright Tactical Core Portfolio - Class II	153	(82)	71	(4,047)
First Trust International Developed Capital Strength Portfolio - Class I	2,384	(1,404)	980	276
First Trust International Developed Capital Strength Portfolio - Class II	439	(81)	358	334
First Trust Multi Income Allocation Portfolio - Class I	152,493	(82,656)	69,837	(11,369)
First Trust Multi Income Allocation Portfolio - Class II	—	(67)	(67)	848
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	2,761,934	(2,895,573)	(133,639)	538,152
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	24,084	(5,176)	18,908	(15,239)
Franklin Allocation VIP Fund - Class 4	143,791	(144,689)	(898)	(270,506)
Franklin Income VIP Fund - Class 1	26,022	(1,441)	24,581	(5,796)
Franklin Income VIP Fund - Class 2	25,287,082	(6,591,099)	18,695,983	(3,959,679)
Franklin Income VIP Fund - Class 4	5,532,865	(1,402,894)	4,129,971	(1,449,179)
Franklin Mutual Shares VIP Fund - Class 1	19,331	(3,798)	15,533	(7,511)
Franklin Mutual Shares VIP Fund - Class 2	16,460,042	(6,783,381)	9,676,661	(6,843,673)
Franklin Mutual Shares VIP Fund - Class 4	939,254	(439,270)	499,984	(1,194,345)
Franklin Rising Dividends VIP Fund - Class 1	13,307	(3,812)	9,495	3,534
Franklin Rising Dividends VIP Fund - Class 4	384,049	(370,150)	13,899	(198,849)
Franklin Small Cap Value VIP Fund - Class 1	10,347	(2,329)	8,018	(48,463)
Franklin Small Cap Value VIP Fund - Class 4	110,886	(94,742)	16,144	(797,150)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(4,891)	(4,891)	25,904
Franklin Small-Mid Cap Growth VIP Fund - Class 4	—	(106,806)	(106,806)	311,683
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	1,897	(1,881)	16	—
Goldman Sachs VIT Government Money Market Fund - Service Shares	66,487	(312,138)	(245,651)	8
Goldman Sachs VIT Large Cap Value Fund - Service Shares	1,522,302	(1,272,732)	249,570	(1,732,459)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	40,700	(26,234)	14,466	(36,370)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	17,875	(2,902)	14,973	68
Guggenheim VT Long Short Equity	30,324	(33,984)	(3,660)	(121,724)
Guggenheim VT Multi-Hedge Strategies	79,283	(58,943)	20,340	99,545
Hartford Capital Appreciation HLS Fund - Class IA	772	(308)	464	(26)
Hartford Capital Appreciation HLS Fund - Class IC	67,458	(174,913)	(107,455)	(67,711)
Invesco Oppenheimer V.I. Global Fund - Series II Shares	33,708	(77,247)	(43,539)	466,547
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	8,980	(3,653)	5,327	(2,003)
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	95,549	(174,583)	(79,034)	266,934
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	9,416	(3,849)	5,567	29,435
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series II Shares	55,690	(179,949)	(124,259)	(201,987)
Invesco V.I. American Franchise Fund - Series I Shares	1,936	(39,051)	(37,115)	159,702
Invesco V.I. American Franchise Fund - Series II Shares	—	(31,876)	(31,876)	75,981
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	108,550	(5,029)	103,521	2,025
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	895,531	(149,836)	745,695	(294,727)
Invesco V.I. Comstock Fund - Series I Shares	7,970	(1,195)	6,775	(21,081)
Invesco V.I. Comstock Fund - Series II Shares	140,874	(69,771)	71,103	(568,987)
Invesco V.I. Core Equity Fund - Series I Shares	70,237	(76,809)	(6,572)	65,597
Invesco V.I. Core Equity Fund - Series II Shares	12,878	(20,004)	(7,126)	30,096
Invesco V.I. Diversified Dividend Fund - Series I Shares	17,792	(2,267)	15,525	(15,236)
Invesco V.I. Diversified Dividend Fund - Series II Shares	487,146	(193,623)	293,523	(170,017)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	62,809	(29,501)	33,308	(752,479)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	2,625,452	(3,140,389)	(514,937)	1,548,743

See accompanying notes.

Subaccount	Dividends from Net Realized Gain On Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	$16,956	$8,565	$80,652	$91,755
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	458,895	440,355	2,545,757	2,866,718
Fidelity® VIP Growth Portfolio - Initial Class	661,413	973,695	1,814,574	2,711,450
Fidelity® VIP Growth Portfolio - Service Class 2	26,084,067	43,910,526	57,887,501	97,680,651
Fidelity® VIP Mid Cap Portfolio - Initial Class	—	(60,670)	496,545	443,116
Fidelity® VIP Mid Cap Portfolio - Service Class 2	—	592,216	104,096,781	98,353,991
Fidelity® VIP Strategic Income Portfolio - Initial Class	26,527	9,072	67,385	161,517
Fidelity® VIP Strategic Income Portfolio - Service Class 2	218,202	145,350	653,677	1,256,281
First Trust Capital Strength Portfolio - Class I	378,606	487,490	529,772	985,372
First Trust Capital Strength Portfolio - Class II	14,966	15,991	36,047	52,786
First Trust Dorsey Wright Tactical Core Portfolio - Class I	—	98,833	857,424	894,655
First Trust Dorsey Wright Tactical Core Portfolio - Class II	—	(4,047)	2,193	(1,783)
First Trust International Developed Capital Strength Portfolio - Class I	32,297	32,573	5,330	38,883
First Trust International Developed Capital Strength Portfolio - Class II	4,641	4,975	2,658	7,991
First Trust Multi Income Allocation Portfolio - Class I	81,703	70,334	(96,245)	43,926
First Trust Multi Income Allocation Portfolio - Class II	—	848	(3,321)	(2,540)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	6,105,333	6,643,485	6,220,530	12,730,376
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	45,265	30,026	60,100	109,034
Franklin Allocation VIP Fund - Class 4	2,770,720	2,500,214	(1,248,723)	1,250,593
Franklin Income VIP Fund - Class 1	351	(5,445)	2,262	21,398
Franklin Income VIP Fund - Class 2	358,182	(3,601,497)	(21,101,868)	(6,007,382)
Franklin Income VIP Fund - Class 4	79,666	(1,369,513)	(3,668,179)	(907,721)
Franklin Mutual Shares VIP Fund - Class 1	24,226	16,715	(73,006)	(40,758)
Franklin Mutual Shares VIP Fund - Class 2	22,883,915	16,040,242	(53,133,715)	(27,416,812)
Franklin Mutual Shares VIP Fund - Class 4	1,335,810	141,465	(2,167,435)	(1,525,986)
Franklin Rising Dividends VIP Fund - Class 1	45,981	49,515	113,061	172,071
Franklin Rising Dividends VIP Fund - Class 4	1,661,806	1,462,957	3,079,971	4,556,827
Franklin Small Cap Value VIP Fund - Class 1	37,076	(11,387)	34,307	30,938
Franklin Small Cap Value VIP Fund - Class 4	501,761	(295,389)	690,497	411,252
Franklin Small-Mid Cap Growth VIP Fund - Class 1	107,042	132,946	351,289	479,344
Franklin Small-Mid Cap Growth VIP Fund - Class 4	1,150,142	1,461,825	2,987,791	4,342,810
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	—	—	—	16
Goldman Sachs VIT Government Money Market Fund - Service Shares	—	8	(8)	(245,651)
Goldman Sachs VIT Large Cap Value Fund - Service Shares	2,429,302	696,843	5,009,970	5,956,383
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	—	(36,370)	135,933	114,029
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	—	68	42,775	57,816
Guggenheim VT Long Short Equity	—	(121,724)	322,482	197,098
Guggenheim VT Multi-Hedge Strategies	—	99,545	198,894	318,779
Hartford Capital Appreciation HLS Fund - Class IA	5,979	5,953	10,014	16,431
Hartford Capital Appreciation HLS Fund - Class IC	1,091,945	1,024,234	1,896,573	2,813,352
Invesco Oppenheimer V.I. Global Fund - Series II Shares	279,535	746,082	1,301,159	2,003,702
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	13,263	11,260	180,198	196,785
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	200,767	467,701	2,542,396	2,931,063
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	21,328	50,763	351,030	407,360
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series II Shares	222,073	20,086	3,143,355	3,039,182
Invesco V.I. American Franchise Fund - Series I Shares	201,967	361,669	646,756	971,310
Invesco V.I. American Franchise Fund - Series II Shares	145,565	221,546	453,235	642,905
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	69,977	72,002	(34,430)	141,093
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	598,235	303,508	(199,751)	849,452
Invesco V.I. Comstock Fund - Series I Shares	8,744	(12,337)	(248)	(5,810)
Invesco V.I. Comstock Fund - Series II Shares	175,160	(393,827)	83,356	(239,368)
Invesco V.I. Core Equity Fund - Series I Shares	1,211,629	1,277,226	(646,357)	624,297
Invesco V.I. Core Equity Fund - Series II Shares	278,338	308,434	(156,712)	144,596
Invesco V.I. Diversified Dividend Fund - Series I Shares	14,797	(439)	(28,560)	(13,474)
Invesco V.I. Diversified Dividend Fund - Series II Shares	444,057	274,040	(819,344)	(251,781)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	67,448	(685,031)	410,167	(241,556)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	3,257,250	4,805,993	21,999,773	26,290,829

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Invesco V.I. Equity and Income Fund - Series I Shares	$1,035	$(147)	$888	$(180)
Invesco V.I. Equity and Income Fund - Series II Shares	227,036	(127,100)	99,936	(352,480)
Invesco V.I. International Growth Fund - Series I Shares	56,005	(29,308)	26,697	23,653
Invesco V.I. International Growth Fund - Series II Shares	1,553,202	(1,100,527)	452,675	74,500
Ivy VIP Asset Strategy Portfolio - Class I	402	(43)	359	210
Ivy VIP Asset Strategy Portfolio - Class II	162,203	(97,087)	65,116	(32,881)
Ivy VIP Energy Portfolio - Class I	1,654	(155)	1,499	(4,356)
Ivy VIP Energy Portfolio - Class II	105,592	(41,290)	64,302	(741,448)
Ivy VIP High Income Portfolio - Class I	106,202	(6,595)	99,607	(28,970)
Ivy VIP High Income Portfolio - Class II	1,599,709	(277,923)	1,321,786	(780,097)
Ivy VIP Mid Cap Growth Portfolio - Class I	—	(21,255)	(21,255)	(10,302)
Ivy VIP Mid Cap Growth Portfolio - Class II	—	(205,216)	(205,216)	881,736
Ivy VIP Science and Technology Portfolio - Class I	—	(5,092)	(5,092)	30,580
Ivy VIP Science and Technology Portfolio - Class II	—	(435,293)	(435,293)	2,532,031
Ivy VIP Small Cap Growth Portfolio - Class I	—	(862)	(862)	762
Ivy VIP Small Cap Growth Portfolio - Class II	—	(66,876)	(66,876)	55,774
Janus Henderson Balanced Portfolio - Service Shares	214,572	(238,999)	(24,427)	859,255
Janus Henderson Enterprise Portfolio - Service Shares	—	(110,559)	(110,559)	304,754
Janus Henderson Global Research Portfolio - Service Shares	2,672	(8,526)	(5,854)	40,782
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	105,416	(25,416)	80,000	136,120
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	3,432,310	(2,812,088)	620,222	1,965,627
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	80,724	(73,630)	7,094	86,183
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	11,717	(1,202)	10,515	(59)
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	138,582	(48,754)	89,828	(11,370)
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	850	(134)	716	1
Lincoln iShares® Global Growth Allocation Fund - Standard Class	9,570	(4,340)	5,230	793
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	14,097	(6,134)	7,963	29,186
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	1,355,484	(371,994)	983,490	(767,331)
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	—	(236,433)	(236,433)	1,400,687
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	154,750	(117,708)	37,042	(176,568)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	1,156,035	(448,757)	707,278	(468,263)
LVIP American Balanced Allocation Fund - Service Class	1,036,495	(724,278)	312,217	405,173
LVIP American Balanced Allocation Fund - Standard Class	241,678	(71,464)	170,214	35,184
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	3,497,481	(7,047,116)	(3,549,635)	1,390,165
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	531,036	(494,422)	36,614	60,793
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	8,635	(3,843)	4,792	1,333
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	969,719	(1,221,719)	(252,000)	328,311
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	6,249	(2,976)	3,273	3,142
LVIP American Global Growth Fund - Service Class II	—	(5,141,574)	(5,141,574)	12,756,010
LVIP American Global Small Capitalization Fund - Service Class II	—	(1,081,494)	(1,081,494)	2,782,837
LVIP American Growth Allocation Fund - Service Class	561,989	(478,422)	83,567	105,783
LVIP American Growth Allocation Fund - Standard Class	85,127	(21,461)	63,666	46,736
LVIP American Growth Fund - Service Class II	—	(17,331,519)	(17,331,519)	55,844,457
LVIP American Growth-Income Fund - Service Class II	12,482,191	(13,859,444)	(1,377,253)	7,510,414
LVIP American Income Allocation Fund - Standard Class	1,836	(1,303)	533	676
LVIP American International Fund - Service Class II	612,442	(3,854,527)	(3,242,085)	1,489,659
LVIP American Preservation Fund - Service Class	356,426	(233,042)	123,384	313,837
LVIP American Preservation Fund - Standard Class	10,234	(3,529)	6,705	3,926
LVIP Baron Growth Opportunities Fund - Service Class	—	(4,279,527)	(4,279,527)	19,166,932
LVIP Baron Growth Opportunities Fund - Standard Class	—	(6,085)	(6,085)	28,798
LVIP BlackRock Advantage Allocation Fund - Service Class	162,304	(161,279)	1,025	(161,172)
LVIP BlackRock Advantage Allocation Fund - Standard Class	8,052	(1,219)	6,833	(488)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	24,136,467	(19,624,536)	4,511,931	3,549,373
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	9,438	(2,234)	7,204	(10,256)
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	13,058,122	(13,557,996)	(499,874)	6,897,275
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	1,337	(1,431)	(94)	10,187
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	5,060,433	(6,378,847)	(1,318,414)	2,812,561

See accompanying notes.

Subaccount	Dividends from Net Realized Gain On Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Invesco V.I. Equity and Income Fund - Series I Shares	$1,906	$1,726	$1,446	$4,060
Invesco V.I. Equity and Income Fund - Series II Shares	469,345	116,865	489,489	706,290
Invesco V.I. International Growth Fund - Series I Shares	53,957	77,610	253,578	357,885
Invesco V.I. International Growth Fund - Series II Shares	1,693,046	1,767,546	6,827,441	9,047,662
Ivy VIP Asset Strategy Portfolio - Class I	269	479	1,568	2,406
Ivy VIP Asset Strategy Portfolio - Class II	136,066	103,185	766,527	934,828
Ivy VIP Energy Portfolio - Class I	—	(4,356)	8,593	5,736
Ivy VIP Energy Portfolio - Class II	—	(741,448)	(294,048)	(971,194)
Ivy VIP High Income Portfolio - Class I	—	(28,970)	10,670	81,307
Ivy VIP High Income Portfolio - Class II	—	(780,097)	881,510	1,423,199
Ivy VIP Mid Cap Growth Portfolio - Class I	305,662	295,360	1,484,327	1,758,432
Ivy VIP Mid Cap Growth Portfolio - Class II	1,243,526	2,125,262	6,026,038	7,946,084
Ivy VIP Science and Technology Portfolio - Class I	173,825	204,405	280,589	479,902
Ivy VIP Science and Technology Portfolio - Class II	4,904,032	7,436,063	5,555,491	12,556,261
Ivy VIP Small Cap Growth Portfolio - Class I	—	762	97,669	97,569
Ivy VIP Small Cap Growth Portfolio - Class II	—	55,774	2,160,787	2,149,685
Janus Henderson Balanced Portfolio - Service Shares	223,291	1,082,546	660,351	1,718,470
Janus Henderson Enterprise Portfolio - Service Shares	503,097	807,851	401,298	1,098,590
Janus Henderson Global Research Portfolio - Service Shares	26,535	67,317	(1,121)	60,342
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	—	136,120	139,502	355,622
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	—	1,965,627	7,676,506	10,262,355
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	43,271	129,454	501,641	638,189
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	—	(59)	9,584	20,040
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	—	(11,370)	93,906	172,364
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	237	238	(742)	212
Lincoln iShares® Global Growth Allocation Fund - Standard Class	3,598	4,391	63,040	72,661
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	3,018	32,204	7,262	47,429
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	—	(767,331)	1,228,794	1,444,953
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	2,950,750	4,351,437	9,433,082	13,548,086
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	20,869	(155,699)	443,967	325,310
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	—	(468,263)	333,725	572,740
LVIP American Balanced Allocation Fund - Service Class	2,108,126	2,513,299	5,848,993	8,674,509
LVIP American Balanced Allocation Fund - Standard Class	399,963	435,147	1,386,929	1,992,290
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	29,283,596	30,673,761	(6,474,031)	20,650,095
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	942,642	1,003,435	1,674,674	2,714,723
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	12,559	13,892	21,988	40,672
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	1,720,220	2,048,531	5,605,899	7,402,430
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	8,668	11,810	26,890	41,973
LVIP American Global Growth Fund - Service Class II	12,862,927	25,618,937	61,447,122	81,924,485
LVIP American Global Small Capitalization Fund - Service Class II	3,934,883	6,717,720	12,876,487	18,512,713
LVIP American Growth Allocation Fund - Service Class	1,660,190	1,765,973	4,713,596	6,563,136
LVIP American Growth Allocation Fund - Standard Class	191,195	237,931	522,619	824,216
LVIP American Growth Fund - Service Class II	73,250,060	129,094,517	343,213,725	454,976,723
LVIP American Growth-Income Fund - Service Class II	59,320,681	66,831,095	43,823,463	109,277,305
LVIP American Income Allocation Fund - Standard Class	1,660	2,336	6,382	9,251
LVIP American International Fund - Service Class II	5,164,458	6,654,117	28,889,475	32,301,507
LVIP American Preservation Fund - Service Class	—	313,837	391,581	828,802
LVIP American Preservation Fund - Standard Class	—	3,926	8,541	19,172
LVIP Baron Growth Opportunities Fund - Service Class	5,818,107	24,985,039	62,039,607	82,745,119
LVIP Baron Growth Opportunities Fund - Standard Class	28,501	57,299	402,445	453,659
LVIP BlackRock Advantage Allocation Fund - Service Class	698,861	537,689	652,944	1,191,658
LVIP BlackRock Advantage Allocation Fund - Standard Class	30,663	30,175	24,530	61,538
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	3,124,347	6,673,720	(4,907,907)	6,277,744
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,047	(9,209)	(7,239)	(9,244)
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	—	6,897,275	61,947,670	68,345,071
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	—	10,187	(411)	9,682
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	—	2,812,561	(732,605)	761,542

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP BlackRock Global Real Estate Fund - Service Class	$4,469,821	$(1,311,262)	$3,158,559	$(419,896)
LVIP BlackRock Global Real Estate Fund - Standard Class	91,990	(5,819)	86,171	(10,910)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	1,135,755	(11,297,327)	(10,161,572)	(5,685,335)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	9,284	(26,891)	(17,607)	17,253
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	5,974,802	(8,054,749)	(2,079,947)	3,607,700
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	1,493,467	(14,854,321)	(13,360,854)	17,704,882
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	7,430	(45,719)	(38,289)	116,695
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	—	(10,932,584)	(10,932,584)	25,470,603
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(963)	(963)	4,149
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class	2,753,617	(7,634,386)	(4,880,769)	8,096,075
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	659	(693)	(34)	4,880
LVIP Delaware Bond Fund - Service Class	82,011,759	(56,245,523)	25,766,236	13,961,997
LVIP Delaware Bond Fund - Standard Class	1,563,477	(1,089,425)	474,052	580,622
LVIP Delaware Diversified Floating Rate Fund - Service Class	8,814,763	(11,591,270)	(2,776,507)	(3,839,880)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	45,110	(26,322)	18,788	(18,863)
LVIP Delaware Mid Cap Value Fund - Service Class	2,601,811	(1,670,070)	931,741	(3,139,949)
LVIP Delaware Social Awareness Fund - Service Class	598,347	(966,914)	(368,567)	777,160
LVIP Delaware Social Awareness Fund - Standard Class	79,522	(96,728)	(17,206)	108,759
LVIP Delaware Wealth Builder Fund - Service Class	289,495	(273,316)	16,179	(611,705)
LVIP Delaware Wealth Builder Fund - Standard Class	65,552	(60,231)	5,321	(161,893)
LVIP Dimensional International Core Equity Fund - Service Class	1,449,283	(1,421,904)	27,379	(556,647)
LVIP Dimensional International Core Equity Fund - Standard Class	253,035	(68,648)	184,387	28,031
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	8,000,051	(7,544,999)	455,052	(7,280,946)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	32,709	(11,203)	21,506	(139,459)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	2,171,975	(2,877,117)	(705,142)	2,003,158
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	212,478	(64,394)	148,084	143,445
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	1,152,139	(1,582,934)	(430,795)	1,961,793
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	167,553	(66,982)	100,571	589,613
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	7,169,991	(12,798,611)	(5,628,620)	21,679,019
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	35,692	(18,792)	16,900	88,092
LVIP Dimensional/Vanguard Total Bond Fund - Service Class	10,298,933	(12,219,055)	(1,920,122)	4,154,512
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	417,031	(140,110)	276,921	310,776
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	1,384,377	(6,771,311)	(5,386,934)	7,948,906
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	775	(998)	(223)	2,833
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	7,066,995	(13,394,794)	(6,327,799)	9,047,043
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	518	(122)	396	1,771
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	205,064	(288,507)	(83,443)	153,555
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	2,240	(761)	1,479	802
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	2,457,404	(1,461,591)	995,813	(86,884)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	49,144	(13,218)	35,926	4,164
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	18,240,376	(15,998,800)	2,241,576	5,340,053
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	24,112	(3,279)	20,833	282
LVIP Global Growth Allocation Managed Risk Fund - Service Class	135,375,529	(102,058,531)	33,316,998	68,772,807
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	197,161	(69,407)	127,754	(26,236)
LVIP Global Income Fund - Service Class	7,515,903	(8,601,655)	(1,085,752)	2,059,334
LVIP Global Income Fund - Standard Class	18,461	(5,172)	13,289	3,056
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	103,441,251	(82,988,396)	20,452,855	48,367,928

See accompanying notes.

Subaccount	Dividends from Net Realized Gain On Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP BlackRock Global Real Estate Fund - Service Class	$3,066,144	$2,646,248	$(8,684,078)	$(2,879,271)
LVIP BlackRock Global Real Estate Fund - Standard Class	57,344	46,434	(117,976)	14,629
LVIP BlackRock Inflation Protected Bond Fund - Service Class	—	(5,685,335)	37,784,987	21,938,080
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	17,253	245,226	244,872
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	—	3,607,700	9,409,422	10,937,175
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	17,099,587	34,804,469	183,301,666	204,745,281
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	32,303	148,998	297,487	408,196
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	—	25,470,603	157,174,530	171,712,549
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	4,149	26,610	29,796
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class	18,948,992	27,045,067	39,044,373	61,208,671
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	2,784	7,664	2,580	10,210
LVIP Delaware Bond Fund - Service Class	84,503,368	98,465,365	167,490,428	291,722,029
LVIP Delaware Bond Fund - Standard Class	1,378,919	1,959,541	2,685,073	5,118,666
LVIP Delaware Diversified Floating Rate Fund - Service Class	—	(3,839,880)	555,910	(6,060,477)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	—	(18,863)	4,817	4,742
LVIP Delaware Mid Cap Value Fund - Service Class	1,252,212	(1,887,737)	4,224,748	3,268,752
LVIP Delaware Social Awareness Fund - Service Class	4,043,693	4,820,853	6,082,617	10,534,903
LVIP Delaware Social Awareness Fund - Standard Class	396,342	505,101	560,498	1,048,393
LVIP Delaware Wealth Builder Fund - Service Class	186,569	(425,136)	939,074	530,117
LVIP Delaware Wealth Builder Fund - Standard Class	38,093	(123,800)	197,410	78,931
LVIP Dimensional International Core Equity Fund - Service Class	—	(556,647)	8,364,652	7,835,384
LVIP Dimensional International Core Equity Fund - Standard Class	—	28,031	1,382,405	1,594,823
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	—	(7,280,946)	(15,464,715)	(22,290,609)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	—	(139,459)	(3,891)	(121,844)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	7,593,027	9,596,185	20,505,900	29,396,943
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	505,890	649,335	1,570,940	2,368,359
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	—	1,961,793	14,756,394	16,287,392
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	—	589,613	1,453,322	2,143,506
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	—	21,679,019	95,081,691	111,132,090
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	—	88,092	350,059	455,051
LVIP Dimensional/Vanguard Total Bond Fund - Service Class	567,336	4,721,848	25,134,003	27,935,729
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	19,162	329,938	585,058	1,191,917
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	10,469,567	18,418,473	59,040,596	72,072,135
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	3,042	5,875	16,026	21,678
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	—	9,047,043	89,674,493	92,393,737
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	1,771	(739)	1,428
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	352,325	505,880	1,928,604	2,351,041
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	3,285	4,087	18,288	23,854
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	—	(86,884)	9,013,113	9,922,042
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	—	4,164	156,285	196,375
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	18,863,812	24,203,865	20,180,829	46,626,270
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	18,189	18,471	57,187	96,491
LVIP Global Growth Allocation Managed Risk Fund - Service Class	60,728,029	129,500,836	95,946,560	258,764,394
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	73,891	47,655	279,540	454,949
LVIP Global Income Fund - Service Class	761,581	2,820,915	22,956,578	24,691,741
LVIP Global Income Fund - Standard Class	1,381	4,437	42,197	59,923
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	76,722,689	125,090,617	86,112,318	231,655,790

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	$93,493	$(28,068)	$65,425	$18,044
LVIP Government Money Market Fund - Service Class	638,599	(6,039,107)	(5,400,508)	—
LVIP Government Money Market Fund - Standard Class	88,753	(476,791)	(388,038)	—
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	5,581,437	(6,800,722)	(1,219,285)	3,258,081
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	1,410	(881)	529	893
LVIP JPMorgan High Yield Fund - Service Class	9,215,699	(2,684,914)	6,530,785	(3,357,799)
LVIP JPMorgan High Yield Fund - Standard Class	131,148	(11,642)	119,506	(46,206)
LVIP JPMorgan Retirement Income Fund - Service Class	335,449	(204,632)	130,817	(80,309)
LVIP JPMorgan Retirement Income Fund - Standard Class	32,760	(5,557)	27,203	(1,253)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	4,918,672	(8,438,013)	(3,519,341)	5,818,727
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2,717	(2,611)	106	8,168
LVIP Loomis Sayles Global Growth Fund - Service Class	2,180	(15,383)	(13,203)	96,303
LVIP Loomis Sayles Global Growth Fund - Standard Class	234	(233)	1	(3,376)
LVIP MFS International Equity Managed Volatility Fund - Service Class	5,559,993	(8,012,264)	(2,452,271)	5,295,256
LVIP MFS International Growth Fund - Service Class	1,691,358	(3,297,665)	(1,606,307)	7,318,285
LVIP MFS International Growth Fund - Standard Class	17,802	(5,180)	12,622	65,123
LVIP MFS Value Fund - Service Class	14,107,286	(12,283,731)	1,823,555	30,208,236
LVIP MFS Value Fund - Standard Class	62,124	(11,133)	50,991	16,283
LVIP Mondrian International Value Fund - Service Class	5,217,939	(3,317,187)	1,900,752	(4,631,576)
LVIP Mondrian International Value Fund - Standard Class	199,964	(135,866)	64,098	(185,882)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	1,315,259	(934,885)	380,374	532,929
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	995	(214)	781	18
LVIP PIMCO Low Duration Bond Fund - Service Class	9,443,338	(9,269,804)	173,534	344,130
LVIP PIMCO Low Duration Bond Fund - Standard Class	174,082	(45,309)	128,773	9,475
LVIP SSGA Bond Index Fund - Service Class	17,957,863	(15,036,935)	2,920,928	11,139,439
LVIP SSGA Bond Index Fund - Standard Class	315,877	(77,356)	238,521	100,053
LVIP SSGA Conservative Index Allocation Fund - Service Class	1,524,751	(1,224,965)	299,786	1,423,725
LVIP SSGA Conservative Index Allocation Fund - Standard Class	60,557	(5,872)	54,685	8,005
LVIP SSGA Conservative Structured Allocation Fund - Service Class	2,686,412	(2,199,667)	486,745	637,815
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	17,648	(3,596)	14,052	2,697
LVIP SSGA Developed International 150 Fund - Service Class	2,983,424	(1,988,613)	994,811	(3,744,820)
LVIP SSGA Developed International 150 Fund - Standard Class	24,948	(5,470)	19,478	(72,943)
LVIP SSGA Emerging Markets 100 Fund - Service Class	4,683,807	(2,266,177)	2,417,630	(4,787,154)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	115,826	(15,506)	100,320	(147,556)
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	113,764	(70,741)	43,023	23,326
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	16,855	(3,597)	13,258	38,070
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	10,891,682	(11,297,324)	(405,642)	1,119,573
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	18,498	(4,918)	13,580	(418)
LVIP SSGA International Index Fund - Service Class	5,854,625	(4,250,613)	1,604,012	3,861,472
LVIP SSGA International Index Fund - Standard Class	190,519	(47,265)	143,254	2,905
LVIP SSGA International Managed Volatility Fund - Service Class	5,317,617	(4,980,290)	337,327	830,235
LVIP SSGA International Managed Volatility Fund - Standard Class	1,473	(1,582)	(109)	725
LVIP SSGA Large Cap 100 Fund - Service Class	7,365,344	(4,873,799)	2,491,545	(3,915,071)
LVIP SSGA Large Cap 100 Fund - Standard Class	146,103	(35,553)	110,550	(245,399)
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	11,771,252	(10,404,857)	1,366,395	10,633,924
LVIP SSGA Mid-Cap Index Fund - Service Class	1,418,534	(1,507,744)	(89,210)	(1,822,070)
LVIP SSGA Mid-Cap Index Fund - Standard Class	99,125	(33,026)	66,099	(104,639)
LVIP SSGA Moderate Index Allocation Fund - Service Class	4,722,627	(3,763,729)	958,898	5,096,899
LVIP SSGA Moderate Index Allocation Fund - Standard Class	87,411	(11,819)	75,592	3,248
LVIP SSGA Moderate Structured Allocation Fund - Service Class	13,917,251	(10,133,750)	3,783,501	4,008,704
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	30,780	(3,745)	27,035	(388)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	4,461,099	(3,293,820)	1,167,279	3,906,677
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	97,364	(19,511)	77,853	1,668
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	8,023,517	(5,687,862)	2,335,655	2,291,325
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	58,049	(13,212)	44,837	(10,525)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain On Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	$55,345	$73,389	$103,914	$242,728
LVIP Government Money Market Fund - Service Class	17,432	17,432	—	(5,383,076)
LVIP Government Money Market Fund - Standard Class	1,737	1,737	—	(386,301)
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	8,861,137	12,119,218	13,345,537	24,245,470
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	1,692	2,585	3,649	6,763
LVIP JPMorgan High Yield Fund - Service Class	—	(3,357,799)	4,821,063	7,994,049
LVIP JPMorgan High Yield Fund - Standard Class	—	(46,206)	37,708	111,008
LVIP JPMorgan Retirement Income Fund - Service Class	168,954	88,645	805,440	1,024,902
LVIP JPMorgan Retirement Income Fund - Standard Class	15,018	13,765	75,915	116,883
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	—	5,818,727	3,114,791	5,414,177
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	—	8,168	8,265	16,539
LVIP Loomis Sayles Global Growth Fund - Service Class	112,862	209,165	327,252	523,214
LVIP Loomis Sayles Global Growth Fund - Standard Class	4,124	748	14,433	15,182
LVIP MFS International Equity Managed Volatility Fund - Service Class	11,462,945	16,758,201	(1,341,440)	12,964,490
LVIP MFS International Growth Fund - Service Class	1,426,447	8,744,732	23,891,758	31,030,183
LVIP MFS International Growth Fund - Standard Class	9,846	74,969	212,334	299,925
LVIP MFS Value Fund - Service Class	170,719	30,378,955	128,052	32,330,562
LVIP MFS Value Fund - Standard Class	520	16,803	132,888	200,682
LVIP Mondrian International Value Fund - Service Class	6,251,643	1,620,067	(15,264,442)	(11,743,623)
LVIP Mondrian International Value Fund - Standard Class	217,557	31,675	(630,677)	(534,904)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	—	532,929	7,884,020	8,797,323
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	—	18	6,241	7,040
LVIP PIMCO Low Duration Bond Fund - Service Class	3,094,869	3,438,999	8,849,329	12,461,862
LVIP PIMCO Low Duration Bond Fund - Standard Class	49,521	58,996	53,284	241,053
LVIP SSGA Bond Index Fund - Service Class	—	11,139,439	33,838,342	47,898,709
LVIP SSGA Bond Index Fund - Standard Class	—	100,053	381,307	719,881
LVIP SSGA Conservative Index Allocation Fund - Service Class	848,197	2,271,922	5,274,452	7,846,160
LVIP SSGA Conservative Index Allocation Fund - Standard Class	25,303	33,308	80,851	168,844
LVIP SSGA Conservative Structured Allocation Fund - Service Class	3,167,396	3,805,211	6,263,719	10,555,675
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	19,549	22,246	44,478	80,776
LVIP SSGA Developed International 150 Fund - Service Class	—	(3,744,820)	(2,971,204)	(5,721,213)
LVIP SSGA Developed International 150 Fund - Standard Class	—	(72,943)	10,562	(42,903)
LVIP SSGA Emerging Markets 100 Fund - Service Class	—	(4,787,154)	5,179,150	2,809,626
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	(147,556)	170,382	123,146
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	21,235	44,561	1,080,297	1,167,881
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	3,464	41,534	182,181	236,973
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	24,114,221	25,233,794	6,633,150	31,461,302
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	29,558	29,140	30,300	73,020
LVIP SSGA International Index Fund - Service Class	—	3,861,472	12,693,722	18,159,206
LVIP SSGA International Index Fund - Standard Class	—	2,905	698,816	844,975
LVIP SSGA International Managed Volatility Fund - Service Class	—	830,235	(6,653,899)	(5,486,337)
LVIP SSGA International Managed Volatility Fund - Standard Class	—	725	(11,870)	(11,254)
LVIP SSGA Large Cap 100 Fund - Service Class	6,093,392	2,178,321	4,142,515	8,812,381
LVIP SSGA Large Cap 100 Fund - Standard Class	101,594	(143,805)	225,095	191,840
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	22,111,996	32,745,920	61,545,462	95,657,777
LVIP SSGA Mid-Cap Index Fund - Service Class	5,111,441	3,289,371	11,940,235	15,140,396
LVIP SSGA Mid-Cap Index Fund - Standard Class	298,983	194,344	788,004	1,048,447
LVIP SSGA Moderate Index Allocation Fund - Service Class	3,321,908	8,418,807	18,523,933	27,901,638
LVIP SSGA Moderate Index Allocation Fund - Standard Class	47,844	51,092	328,236	454,920
LVIP SSGA Moderate Structured Allocation Fund - Service Class	15,997,026	20,005,730	23,667,304	47,456,535
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	25,804	25,416	71,276	123,727
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	3,273,064	7,179,741	15,267,571	23,614,591
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	63,269	64,937	405,373	548,163
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	9,421,417	11,712,742	9,260,046	23,308,443
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	63,142	52,617	100,532	197,986

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP SSGA S&P 500 Index Fund - Service Class	$18,562,195	$(20,554,206)	$(1,992,011)	$67,011,249
LVIP SSGA S&P 500 Index Fund - Standard Class	1,258,230	(672,624)	585,606	2,648,859
LVIP SSGA Short-Term Bond Index Fund - Service Class	2,331,959	(1,937,799)	394,160	625,882
LVIP SSGA Short-Term Bond Index Fund - Standard Class	104,086	(20,609)	83,477	27,463
LVIP SSGA Small-Cap Index Fund - Service Class	3,137,379	(5,927,592)	(2,790,213)	9,591,639
LVIP SSGA Small-Cap Index Fund - Standard Class	122,772	(68,446)	54,326	251,303
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	3,619,177	(2,177,024)	1,442,153	(4,137,433)
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	157,632	(38,646)	118,986	(297,639)
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	9,971,113	(8,180,269)	1,790,844	6,935,777
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	1,069	(513)	556	466
LVIP T. Rowe Price 2010 Fund - Service Class	91,392	(79,348)	12,044	(95,160)
LVIP T. Rowe Price 2020 Fund - Service Class	173,526	(132,546)	40,980	(58,273)
LVIP T. Rowe Price 2030 Fund - Service Class	74,384	(70,268)	4,116	29,072
LVIP T. Rowe Price 2040 Fund - Service Class	82,776	(77,865)	4,911	70,746
LVIP T. Rowe Price Growth Stock Fund - Service Class	—	(5,555,910)	(5,555,910)	30,775,301
LVIP T. Rowe Price Growth Stock Fund - Standard Class	—	(17,942)	(17,942)	102,450
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	—	(4,613,491)	(4,613,491)	12,178,378
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	—	(48,986)	(48,986)	249,962
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	1,707,515	(1,466,638)	240,877	310,445
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	13,069	(3,169)	9,900	(2,086)
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	23,948,046	(18,330,172)	5,617,874	8,109,082
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	36,130	(8,623)	27,507	3,450
LVIP Vanguard Domestic Equity ETF Fund - Service Class	3,649,940	(4,537,090)	(887,150)	11,599,068
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	155,880	(57,128)	98,752	358,887
LVIP Vanguard International Equity ETF Fund - Service Class	4,146,604	(3,196,939)	949,665	479,650
LVIP Vanguard International Equity ETF Fund - Standard Class	289,727	(68,611)	221,116	88,636
LVIP Wellington Capital Growth Fund - Service Class	—	(5,236,906)	(5,236,906)	50,633,763
LVIP Wellington Capital Growth Fund - Standard Class	—	(10,702)	(10,702)	115,807
LVIP Wellington Mid-Cap Value Fund - Service Class	754,493	(1,661,410)	(906,917)	441,272
LVIP Wellington Mid-Cap Value Fund - Standard Class	8,008	(2,473)	5,535	(53,501)
LVIP Western Asset Core Bond Fund - Service Class	7,313,976	(4,685,410)	2,628,566	1,861,617
LVIP Western Asset Core Bond Fund - Standard Class	222,293	(40,263)	182,030	60,324
MFS® VIT Growth Series - Initial Class	—	(65,114)	(65,114)	190,567
MFS® VIT Growth Series - Service Class	—	(3,144,814)	(3,144,814)	10,231,559
MFS® VIT Total Return Series - Initial Class	127,106	(76,123)	50,983	(16,915)
MFS® VIT Total Return Series - Service Class	2,223,611	(1,525,423)	698,188	137,403
MFS® VIT Utilities Series - Initial Class	145,551	(78,968)	66,583	26,088
MFS® VIT Utilities Series - Service Class	3,701,780	(2,586,974)	1,114,806	4,259,005
MFS® VIT II Core Equity Portfolio - Service Class	13,914	(47,072)	(33,158)	(1,894)
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	10,927	(4,301)	6,626	70,174
MFS® VIT II International Intrinsic Value Portfolio - Service Class	247,648	(354,700)	(107,052)	1,070,189
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	5,716	(1,418)	4,298	(542)
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	104,092	(85,693)	18,399	(40,759)
Morgan Stanley VIF Growth Portfolio - Class II	—	(35,789)	(35,789)	858,597
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	187,738	(267,261)	(79,523)	(571,472)
PIMCO VIT All Asset All Authority Portfolio - Advisor Class	49,861	(17,413)	32,448	(559,516)
PIMCO VIT All Asset All Authority Portfolio - Institutional Class	1,414	(176)	1,238	(15,670)
PIMCO VIT All Asset Portfolio - Advisor Class	90,581	(25,426)	65,155	20,222
PIMCO VIT All Asset Portfolio - Institutional Class	3,373	(262)	3,111	4,727
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	556,398	(126,985)	429,413	(1,179,873)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	696	(73)	623	(6,060)
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	120,131	(56,897)	63,234	(19,122)
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	2,852	(521)	2,331	(281)
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	130,597	(34,601)	95,996	(91,206)
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	2,257	(193)	2,064	(805)
Putnam VT Equity Income Fund - Class IA	14,277	(6,729)	7,548	(478)
Putnam VT Equity Income Fund - Class IB	157,285	(226,884)	(69,599)	(60,291)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain On Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP SSGA S&P 500 Index Fund - Service Class	$19,059,868	$86,071,117	$130,807,383	$214,886,489
LVIP SSGA S&P 500 Index Fund - Standard Class	1,091,744	3,740,603	8,582,678	12,908,887
LVIP SSGA Short-Term Bond Index Fund - Service Class	172,560	798,442	810,333	2,002,935
LVIP SSGA Short-Term Bond Index Fund - Standard Class	6,110	33,573	204	117,254
LVIP SSGA Small-Cap Index Fund - Service Class	16,196,533	25,788,172	54,338,491	77,336,450
LVIP SSGA Small-Cap Index Fund - Standard Class	454,788	706,091	1,795,575	2,555,992
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	—	(4,137,433)	17,642,323	14,947,043
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	—	(297,639)	876,689	698,036
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	—	6,935,777	67,601,769	76,328,390
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	—	466	6,489	7,511
LVIP T. Rowe Price 2010 Fund - Service Class	101,587	6,427	459,512	477,983
LVIP T. Rowe Price 2020 Fund - Service Class	167,508	109,235	683,002	833,217
LVIP T. Rowe Price 2030 Fund - Service Class	69,072	98,144	399,622	501,882
LVIP T. Rowe Price 2040 Fund - Service Class	78,236	148,982	558,432	712,325
LVIP T. Rowe Price Growth Stock Fund - Service Class	15,157,247	45,932,548	70,660,638	111,037,276
LVIP T. Rowe Price Growth Stock Fund - Standard Class	169,984	272,434	1,064,926	1,319,418
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	20,251,543	32,429,921	55,250,466	83,066,896
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	277,051	527,013	701,683	1,179,710
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	—	310,445	9,369,618	9,920,940
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	—	(2,086)	30,637	38,451
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	8,333,111	16,442,193	91,839,140	113,899,207
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	9,220	12,670	134,950	175,127
LVIP Vanguard Domestic Equity ETF Fund - Service Class	962,007	12,561,075	43,688,784	55,362,709
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	34,339	393,226	1,729,322	2,221,300
LVIP Vanguard International Equity ETF Fund - Service Class	—	479,650	20,618,507	22,047,822
LVIP Vanguard International Equity ETF Fund - Standard Class	—	88,636	1,555,106	1,864,858
LVIP Wellington Capital Growth Fund - Service Class	40,160,797	90,794,560	70,911,555	156,469,209
LVIP Wellington Capital Growth Fund - Standard Class	323,617	439,424	711,698	1,140,420
LVIP Wellington Mid-Cap Value Fund - Service Class	7,234,002	7,675,274	(2,860,842)	3,907,515
LVIP Wellington Mid-Cap Value Fund - Standard Class	38,969	(14,532)	37,590	28,593
LVIP Western Asset Core Bond Fund - Service Class	—	1,861,617	15,235,742	19,725,925
LVIP Western Asset Core Bond Fund - Standard Class	—	60,324	428,992	671,346
MFS® VIT Growth Series - Initial Class	365,240	555,807	1,072,192	1,562,885
MFS® VIT Growth Series - Service Class	15,181,500	25,413,059	36,759,465	59,027,710
MFS® VIT Total Return Series - Initial Class	147,293	130,378	247,512	428,873
MFS® VIT Total Return Series - Service Class	2,895,680	3,033,083	5,045,540	8,776,811
MFS® VIT Utilities Series - Initial Class	151,774	177,862	(32,254)	212,191
MFS® VIT Utilities Series - Service Class	4,379,968	8,638,973	(3,267,377)	6,486,402
MFS® VIT II Core Equity Portfolio - Service Class	143,111	141,217	348,454	456,513
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	22,020	92,194	133,063	231,883
MFS® VIT II International Intrinsic Value Portfolio - Service Class	647,869	1,718,058	3,907,470	5,518,476
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	5,266	4,724	(10,281)	(1,259)
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	114,007	73,248	(312,850)	(221,203)
Morgan Stanley VIF Growth Portfolio - Class II	366,870	1,225,467	1,545,043	2,734,721
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	(571,472)	(226,069)	(877,064)
PIMCO VIT All Asset All Authority Portfolio - Advisor Class	—	(559,516)	97,418	(429,650)
PIMCO VIT All Asset All Authority Portfolio - Institutional Class	—	(15,670)	2,941	(11,491)
PIMCO VIT All Asset Portfolio - Advisor Class	—	20,222	490,065	575,442
PIMCO VIT All Asset Portfolio - Institutional Class	—	4,727	7,747	15,585
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	—	(1,179,873)	888,333	137,873
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	—	(6,060)	3,404	(2,033)
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	—	(19,122)	84,606	128,718
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	—	(281)	2,056	4,106
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	—	(91,206)	30,753	35,543
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	—	(805)	2	1,261
Putnam VT Equity Income Fund - Class IA	49,733	49,255	202,827	259,630
Putnam VT Equity Income Fund - Class IB	633,291	573,000	2,058,879	2,562,280

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Putnam VT George Putnam Balanced Fund - Class IA	$6,454	$(2,201)	$4,253	$10,026
Putnam VT George Putnam Balanced Fund - Class IB	756,821	(1,191,436)	(434,615)	533,420
Putnam VT Global Health Care Fund - Class IA	2,348	(2,429)	(81)	14,636
Putnam VT Global Health Care Fund - Class IB	87,057	(224,253)	(137,196)	84,008
Putnam VT Income Fund - Class IA	37,263	(3,287)	33,976	(2,318)
Putnam VT Income Fund - Class IB	444,584	(110,048)	334,536	68,495
Putnam VT Multi-Asset Absolute Return Fund - Class IA	—	(173)	(173)	(519)
Putnam VT Multi-Asset Absolute Return Fund - Class IB	—	(26,263)	(26,263)	(43,874)
QS Variable Conservative Growth - Class I	47	(40)	7	(6,924)
QS Variable Conservative Growth - Class II	212,680	(156,712)	55,968	8,055
Rational Trend Aggregation VA Fund	6,054	(12,413)	(6,359)	(9,928)
SEI VP Market Growth Strategy Fund - Class II	5,713	(10,419)	(4,706)	(7,931)
SEI VP Market Growth Strategy Fund - Class III	11,845	(21,776)	(9,931)	(214,647)
SEI VP Market Plus Strategy Fund - Class III	236	(6,700)	(6,464)	(122,883)
Templeton Foreign VIP Fund - Class 1	3,272	(323)	2,949	(910)
Templeton Foreign VIP Fund - Class 4	103,988	(35,764)	68,224	(153,825)
Templeton Global Bond VIP Fund - Class 1	252,539	(14,649)	237,890	(215,069)
Templeton Global Bond VIP Fund - Class 2	20,713,074	(4,048,619)	16,664,455	(6,580,603)
Templeton Global Bond VIP Fund - Class 4	2,237,638	(305,238)	1,932,400	(1,054,163)
Templeton Growth VIP Fund - Class 2	571,491	(328,368)	243,123	(1,165,452)
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	170,766	(194,696)	(23,930)	1,425
VanEck VIP Global Hard Assets Fund - Class S Shares	22,362	(34,445)	(12,083)	(347,488)
VanEck VIP Global Hard Assets Fund - Initial Class Shares	2,956	(1,977)	979	(20,218)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	513,405	(174,353)	339,052	(55,639)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	12,056	(2,146)	9,910	(19,786)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain On Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Putnam VT George Putnam Balanced Fund - Class IA	$26,278	$36,304	$55,009	$95,566
Putnam VT George Putnam Balanced Fund - Class IB	3,641,588	4,175,008	6,925,312	10,665,705
Putnam VT Global Health Care Fund - Class IA	29,851	44,487	66,313	110,719
Putnam VT Global Health Care Fund - Class IB	1,640,451	1,724,459	760,205	2,347,468
Putnam VT Income Fund - Class IA	6,595	4,277	4,136	42,389
Putnam VT Income Fund - Class IB	82,508	151,003	(90,062)	395,477
Putnam VT Multi-Asset Absolute Return Fund - Class IA	—	(519)	(3,468)	(4,160)
Putnam VT Multi-Asset Absolute Return Fund - Class IB	—	(43,874)	(142,137)	(212,274)
QS Variable Conservative Growth - Class I	44	(6,880)	132	(6,741)
QS Variable Conservative Growth - Class II	212,690	220,745	834,623	1,111,336
Rational Trend Aggregation VA Fund	—	(9,928)	18,066	1,779
SEI VP Market Growth Strategy Fund - Class II	33,854	25,923	(40,941)	(19,724)
SEI VP Market Growth Strategy Fund - Class III	342,748	128,101	(202,085)	(83,915)
SEI VP Market Plus Strategy Fund - Class III	199,420	76,537	(94,981)	(24,908)
Templeton Foreign VIP Fund - Class 1	—	(910)	1,993	4,032
Templeton Foreign VIP Fund - Class 4	—	(153,825)	13,137	(72,464)
Templeton Global Bond VIP Fund - Class 1	—	(215,069)	(266,845)	(244,024)
Templeton Global Bond VIP Fund - Class 2	—	(6,580,603)	(28,477,485)	(18,393,633)
Templeton Global Bond VIP Fund - Class 4	—	(1,054,163)	(2,832,778)	(1,954,541)
Templeton Growth VIP Fund - Class 2	—	(1,165,452)	1,560,397	638,068
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	20,460	21,885	899,465	897,420
VanEck VIP Global Hard Assets Fund - Class S Shares	—	(347,488)	1,033,503	673,932
VanEck VIP Global Hard Assets Fund - Initial Class Shares	—	(20,218)	211,125	191,886
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	—	(55,639)	461,653	745,066
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	—	(19,786)	12,389	2,513

Lincoln Life Variable Annuity Account N

Statements of changes in net assets

Years Ended December 31, 2019 and 2020

	AB VPS Global Thematic Growth Portfolio - Class B Subaccount	AB VPS International Value Portfolio - Class B Subaccount	AB VPS Large Cap Growth Portfolio - Class B Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class B Subaccount	ALPS/Alerian Energy Infrastructure Portfolio - Class I Subaccount	ALPS/Alerian Energy Infrastructure Portfolio - Class III Subaccount
NET ASSETS AT JANUARY 1, 2019	$27,872,937	$916	$8,454,833	$636,204	$173,964,293	$342,445	$4,262,403
Changes From Operations:
• Net investment income (loss)	(436,022)	(4)	(151,121)	1,261	(2,487,816)	7,386	25,035
• Net realized gain (loss) on investments	3,589,402	(3)	1,793,920	74,153	20,162,728	(1,533)	(77,633)
• Net change in unrealized appreciation or depreciation on investments	4,140,662	147	911,024	58,355	13,569,136	63,630	870,818
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,294,042	140	2,553,823	133,769	31,244,048	69,483	818,220
Change From Unit Transactions:
• Net unit transactions	(4,604,999)	(22)	(1,615,773)	82,170	(5,133,941)	55,593	(118,602)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,604,999)	(22)	(1,615,773)	82,170	(5,133,941)	55,593	(118,602)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,689,043	118	938,050	215,939	26,110,107	125,076	699,618
NET ASSETS AT DECEMBER 31, 2019	30,561,980	1,034	9,392,883	852,143	200,074,400	467,521	4,962,021
Changes From Operations:
• Net investment income (loss)	(362,452)	3	(164,930)	6,383	(1,383,140)	20,822	234,546
• Net realized gain (loss) on investments	5,591,162	(6)	1,194,039	35,804	929,005	(38,195)	(627,836)
• Net change in unrealized appreciation or depreciation on investments	5,242,851	10	1,918,065	65,591	9,984,258	(79,535)	(1,104,730)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,471,561	7	2,947,174	107,778	9,530,123	(96,908)	(1,498,020)
Change From Unit Transactions:
• Net unit transactions	(2,219,247)	(23)	(584,220)	(23,976)	(1,206,336)	358,355	6,345,662
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,219,247)	(23)	(584,220)	(23,976)	(1,206,336)	358,355	6,345,662
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,252,314	(16)	2,362,954	83,802	8,323,787	261,447	4,847,642
NET ASSETS AT DECEMBER 31, 2020	$38,814,294	$1,018	$11,755,837	$935,945	$208,398,187	$728,968	$9,809,663

See accompanying notes.

	ALPS/Red Rocks Global Opportunity Portfolio - Class I Subaccount	ALPS/Red Rocks Global Opportunity Portfolio - Class III Subaccount	ALPS/Stadion Core ETF Portfolio - Class I Subaccount	ALPS/Stadion Core ETF Portfolio - Class III Subaccount	ALPS/Stadion Tactical Growth Portfolio - Class III Subaccount	American Century VP Balanced Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2019	$117,665	$10,118,893	$281,972	$13,855,847	$4,799,165	$211,885
Changes From Operations:
• Net investment income (loss)	(757)	(152,168)	(1,299)	94,848	(31,474)	1,916
• Net realized gain (loss) on investments	3,179	355,044	6,866	895,576	568,906	10,513
• Net change in unrealized appreciation or depreciation on investments	46,055	3,759,839	28,977	544,158	(197,836)	28,329
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	48,477	3,962,715	34,544	1,534,582	339,596	40,758
Change From Unit Transactions:
• Net unit transactions	(2,342)	1,134,772	(316,516)	(15,390,429)	(5,138,761)	27,343
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,342)	1,134,772	(316,516)	(15,390,429)	(5,138,761)	27,343
TOTAL INCREASE (DECREASE) IN NET ASSETS	46,135	5,097,487	(281,972)	(13,855,847)	(4,799,165)	68,101
NET ASSETS AT DECEMBER 31, 2019	163,800	15,216,380	—	—	—	279,986
Changes From Operations:
• Net investment income (loss)	19,281	1,308,147	—	—	—	3,276
• Net realized gain (loss) on investments	4,324	601,899	—	—	—	10,988
• Net change in unrealized appreciation or depreciation on investments	(11,260)	(963,993)	—	—	—	48,151
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,345	946,053	—	—	—	62,415
Change From Unit Transactions:
• Net unit transactions	49,331	(2,272,506)	—	—	—	258,919
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	49,331	(2,272,506)	—	—	—	258,919
TOTAL INCREASE (DECREASE) IN NET ASSETS	61,676	(1,326,453)	—	—	—	321,334
NET ASSETS AT DECEMBER 31, 2020	$225,476	$13,889,927	$—	$—	$—	$601,320

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	American Century VP Balanced Fund - Class II Subaccount	American Century VP Inflation Protection Fund - Class II Subaccount	American Century VP Large Company Value Fund - Class I Subaccount	American Century VP Large Company Value Fund - Class II Subaccount	American Funds Asset Allocation Fund - Class 1 Subaccount	American Funds Asset Allocation Fund - Class 1A Subaccount	American Funds Asset Allocation Fund - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2019	$68,545,174	$22,881	$1,037,025	$14,387,793	$17,154,823	$6,856,689	$134,834,301
Changes From Operations:
• Net investment income (loss)	(208,016)	42	32,977	88,603	300,552	144,057	1,115,222
• Net realized gain (loss) on investments	2,292,925	(33)	51,922	592,338	997,029	402,502	8,609,750
• Net change in unrealized appreciation or depreciation on investments	11,032,259	1,504	357,289	4,573,465	2,237,601	1,048,439	19,169,139
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,117,168	1,513	442,188	5,254,406	3,535,182	1,594,998	28,894,111
Change From Unit Transactions:
• Net unit transactions	17,193,262	(1,709)	1,517,195	16,218,674	(484,318)	2,203,147	33,656,313
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	17,193,262	(1,709)	1,517,195	16,218,674	(484,318)	2,203,147	33,656,313
TOTAL INCREASE (DECREASE) IN NET ASSETS	30,310,430	(196)	1,959,383	21,473,080	3,050,864	3,798,145	62,550,424
NET ASSETS AT DECEMBER 31, 2019	98,855,604	22,685	2,996,408	35,860,873	20,205,687	10,654,834	197,384,725
Changes From Operations:
• Net investment income (loss)	(621,289)	(187)	50,750	2,103	272,516	156,034	530,876
• Net realized gain (loss) on investments	4,448,496	93	33,311	293,150	144,655	46,104	3,905,335
• Net change in unrealized appreciation or depreciation on investments	8,013,385	1,701	199,836	1,224,119	2,003,509	1,243,478	15,540,467
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,840,592	1,607	283,897	1,519,372	2,420,680	1,445,616	19,976,678
Change From Unit Transactions:
• Net unit transactions	15,962,998	(1,724)	1,141,715	7,535,119	496,121	2,384,796	(5,560,852)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	15,962,998	(1,724)	1,141,715	7,535,119	496,121	2,384,796	(5,560,852)
TOTAL INCREASE (DECREASE) IN NET ASSETS	27,803,590	(117)	1,425,612	9,054,491	2,916,801	3,830,412	14,415,826
NET ASSETS AT DECEMBER 31, 2020	$126,659,194	$22,568	$4,422,020	$44,915,364	$23,122,488	$14,485,246	$211,800,551

See accompanying notes.

	American Funds Blue Chip Income and Growth Fund - Class 1 Subaccount	American Funds Blue Chip Income and Growth Fund - Class 1A Subaccount	American Funds Blue Chip Income and Growth Fund - Class 4 Subaccount	American Funds Bond Fund - Class 1 Subaccount	American Funds Bond Fund - Class 1A Subaccount	American Funds Capital Income Builder® - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2019	$3,579,695	$3,151,192	$31,919,266	$6,353,029	$3,222,604	$1,020,906
Changes From Operations:
• Net investment income (loss)	54,047	113,263	372,606	137,930	107,164	29,411
• Net realized gain (loss) on investments	285,414	325,804	2,832,441	3,284	18,752	6,159
• Net change in unrealized appreciation or depreciation on investments	372,129	572,702	3,737,543	425,395	221,777	138,631
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	711,590	1,011,769	6,942,590	566,609	347,693	174,201
Change From Unit Transactions:
• Net unit transactions	(301,587)	3,907,775	7,738,113	37,630	1,827,458	(82,074)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(301,587)	3,907,775	7,738,113	37,630	1,827,458	(82,074)
TOTAL INCREASE (DECREASE) IN NET ASSETS	410,003	4,919,544	14,680,703	604,239	2,175,151	92,127
NET ASSETS AT DECEMBER 31, 2019	3,989,698	8,070,736	46,599,969	6,957,268	5,397,755	1,113,033
Changes From Operations:
• Net investment income (loss)	42,181	130,990	290,948	104,087	106,204	26,729
• Net realized gain (loss) on investments	33,009	136,526	133,677	133,765	141,138	6,834
• Net change in unrealized appreciation or depreciation on investments	231,567	891,318	5,074,410	358,292	297,965	(354)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	306,757	1,158,834	5,499,035	596,144	545,307	33,209
Change From Unit Transactions:
• Net unit transactions	(220,671)	1,422,347	9,498,414	(366,322)	1,974,747	(134,632)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(220,671)	1,422,347	9,498,414	(366,322)	1,974,747	(134,632)
TOTAL INCREASE (DECREASE) IN NET ASSETS	86,086	2,581,181	14,997,449	229,822	2,520,054	(101,423)
NET ASSETS AT DECEMBER 31, 2020	$4,075,784	$10,651,917	$61,597,418	$7,187,090	$7,917,809	$1,011,610

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	American Funds Capital Income Builder® - Class 1A Subaccount	American Funds Capital Income Builder® - Class 4 Subaccount	American Funds Capital World Bond Fund - Class 1 Subaccount	American Funds Capital World Bond Fund - Class 1A Subaccount	American Funds Global Balanced Fund - Class 1 Subaccount	American Funds Global Balanced Fund - Class 1A Subaccount	American Funds Global Growth and Income Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2019	$2,675,912	$38,062,876	$2,831,460	$390,245	$518,492	$1,958,576	$1,303,938
Changes From Operations:
• Net investment income (loss)	106,296	614,480	28,499	4,552	6,307	16,276	17,949
• Net realized gain (loss) on investments	2,461	170,238	6,028	1,559	22,495	60,264	81,020
• Net change in unrealized appreciation or depreciation on investments	529,436	5,581,855	170,936	21,892	79,086	309,314	277,679
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	638,193	6,366,573	205,463	28,003	107,888	385,854	376,648
Change From Unit Transactions:
• Net unit transactions	2,383,506	3,990,695	5,104	26,110	85,524	(73,926)	(109,482)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,383,506	3,990,695	5,104	26,110	85,524	(73,926)	(109,482)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,021,699	10,357,268	210,567	54,113	193,412	311,928	267,166
NET ASSETS AT DECEMBER 31, 2019	5,697,611	48,420,144	3,042,027	444,358	711,904	2,270,504	1,571,104
Changes From Operations:
• Net investment income (loss)	132,733	597,490	16,284	4,955	5,310	12,742	8,121
• Net realized gain (loss) on investments	155	(174,856)	60,874	14,932	34,394	92,506	60,899
• Net change in unrealized appreciation or depreciation on investments	97,290	182,878	169,087	35,033	36,881	100,722	44,543
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	230,178	605,512	246,245	54,920	76,585	205,970	113,563
Change From Unit Transactions:
• Net unit transactions	186,228	(3,287,012)	(276,768)	191,277	26,914	(117,982)	(147,794)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	186,228	(3,287,012)	(276,768)	191,277	26,914	(117,982)	(147,794)
TOTAL INCREASE (DECREASE) IN NET ASSETS	416,406	(2,681,500)	(30,523)	246,197	103,499	87,988	(34,231)
NET ASSETS AT DECEMBER 31, 2020	$6,114,017	$45,738,644	$3,011,504	$690,555	$815,403	$2,358,492	$1,536,873

See accompanying notes.

	American Funds Global Growth and Income Fund - Class 1A Subaccount	American Funds Global Growth Fund - Class 1 Subaccount	American Funds Global Growth Fund - Class 1A Subaccount	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Growth Fund - Class 4 Subaccount	American Funds Global Small Capitalization Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2019	$916,018	$1,947,426	$4,575,458	$254,965,014	$44,520,431	$1,246,968
Changes From Operations:
• Net investment income (loss)	26,079	15,402	37,118	(1,292,224)	(32,931)	(5,066)
• Net realized gain (loss) on investments	59,738	151,278	305,833	25,249,599	3,494,227	96,334
• Net change in unrealized appreciation or depreciation on investments	276,760	483,918	1,282,292	56,340,855	12,433,710	270,063
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	362,577	650,598	1,625,243	80,298,230	15,895,006	361,331
Change From Unit Transactions:
• Net unit transactions	610,845	(120,473)	360,162	(38,578,611)	7,337,243	(182,008)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	610,845	(120,473)	360,162	(38,578,611)	7,337,243	(182,008)
TOTAL INCREASE (DECREASE) IN NET ASSETS	973,422	530,125	1,985,405	41,719,619	23,232,249	179,323
NET ASSETS AT DECEMBER 31, 2019	1,889,440	2,477,551	6,560,863	296,684,633	67,752,680	1,426,291
Changes From Operations:
• Net investment income (loss)	18,294	(2,327)	(12,922)	(3,468,664)	(655,237)	(7,041)
• Net realized gain (loss) on investments	58,130	225,683	235,081	24,701,658	4,719,222	136,826
• Net change in unrealized appreciation or depreciation on investments	177,535	311,251	1,516,724	54,083,546	15,079,598	231,779
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	253,959	534,607	1,738,883	75,316,540	19,143,583	361,564
Change From Unit Transactions:
• Net unit transactions	232,162	(494,170)	2,130,513	(43,233,902)	2,458,141	(194,572)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	232,162	(494,170)	2,130,513	(43,233,902)	2,458,141	(194,572)
TOTAL INCREASE (DECREASE) IN NET ASSETS	486,121	40,437	3,869,396	32,082,638	21,601,724	166,992
NET ASSETS AT DECEMBER 31, 2020	$2,375,561	$2,517,988	$10,430,259	$328,767,271	$89,354,404	$1,593,283

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	American Funds Global Small Capitalization Fund - Class 1A Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount	American Funds Global Small Capitalization Fund - Class 4 Subaccount	American Funds Growth Fund - Class 1 Subaccount	American Funds Growth Fund - Class 1A Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth Fund - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2019	$342,208	$329,926,725	$12,535,795	$9,570,818	$9,802,175	$1,267,496,698	$124,321,986
Changes From Operations:
• Net investment income (loss)	(953)	(3,957,937)	(183,566)	13,618	49,735	(12,530,808)	(853,644)
• Net realized gain (loss) on investments	27,024	32,041,153	1,104,417	1,173,248	1,347,825	186,030,694	17,341,519
• Net change in unrealized appreciation or depreciation on investments	90,386	65,211,762	3,218,027	1,406,257	2,155,518	168,310,089	22,741,756
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	116,457	93,294,978	4,138,878	2,593,123	3,553,078	341,809,975	39,229,631
Change From Unit Transactions:
• Net unit transactions	101,585	(52,560,354)	3,261,701	(2,825,548)	4,503,657	(192,973,161)	21,631,158
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	101,585	(52,560,354)	3,261,701	(2,825,548)	4,503,657	(192,973,161)	21,631,158
TOTAL INCREASE (DECREASE) IN NET ASSETS	218,042	40,734,624	7,400,579	(232,425)	8,056,735	148,836,814	60,860,789
NET ASSETS AT DECEMBER 31, 2019	560,250	370,661,349	19,936,374	9,338,393	17,858,910	1,416,333,512	185,182,775
Changes From Operations:
• Net investment income (loss)	(2,079)	(3,733,574)	(179,845)	(18,581)	(23,355)	(19,557,633)	(2,000,395)
• Net realized gain (loss) on investments	55,923	39,883,121	1,168,066	1,064,834	1,360,113	146,704,147	15,089,884
• Net change in unrealized appreciation or depreciation on investments	175,757	59,233,138	3,940,044	2,520,966	7,842,270	487,904,880	81,262,511
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	229,601	95,382,685	4,928,265	3,567,219	9,179,028	615,051,394	94,352,000
Change From Unit Transactions:
• Net unit transactions	276,990	(65,270,137)	(361,823)	(3,270,771)	773,034	(298,278,942)	17,416,551
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	276,990	(65,270,137)	(361,823)	(3,270,771)	773,034	(298,278,942)	17,416,551
TOTAL INCREASE (DECREASE) IN NET ASSETS	506,591	30,112,548	4,566,442	296,448	9,952,062	316,772,452	111,768,551
NET ASSETS AT DECEMBER 31, 2020	$1,066,841	$400,773,897	$24,502,816	$9,634,841	$27,810,972	$1,733,105,964	$296,951,326

See accompanying notes.

	American Funds Growth-Income Fund - Class 1 Subaccount	American Funds Growth-Income Fund - Class 1A Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 4 Subaccount	American Funds High-Income Bond Fund - Class 1 Subaccount	American Funds High-Income Bond Fund - Class 1A Subaccount
NET ASSETS AT JANUARY 1, 2019	$5,971,590	$6,721,333	$1,659,852,936	$92,548,686	$1,664,145	$633,995
Changes From Operations:
• Net investment income (loss)	66,920	121,500	3,169,333	561,009	100,422	37,440
• Net realized gain (loss) on investments	683,690	841,893	223,126,472	11,894,028	(6,754)	(6,969)
• Net change in unrealized appreciation or depreciation on investments	691,012	962,972	157,850,814	12,333,826	102,242	41,259
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,441,622	1,926,365	384,146,619	24,788,863	195,910	71,730
Change From Unit Transactions:
• Net unit transactions	(1,041,758)	2,239,060	(217,805,997)	21,321,644	(48,958)	9,042
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,041,758)	2,239,060	(217,805,997)	21,321,644	(48,958)	9,042
TOTAL INCREASE (DECREASE) IN NET ASSETS	399,864	4,165,425	166,340,622	46,110,507	146,952	80,772
NET ASSETS AT DECEMBER 31, 2019	6,371,454	10,886,758	1,826,193,558	138,659,193	1,811,097	714,767
Changes From Operations:
• Net investment income (loss)	27,075	120,395	(1,702,998)	129,354	128,359	69,697
• Net realized gain (loss) on investments	259,511	268,127	85,238,571	3,636,980	(46,436)	(6,095)
• Net change in unrealized appreciation or depreciation on investments	55,945	1,392,243	114,708,465	14,196,119	18,181	11,274
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	342,531	1,780,765	198,244,038	17,962,453	100,104	74,876
Change From Unit Transactions:
• Net unit transactions	(3,239,414)	3,202,467	(184,401,585)	13,346,258	(191,664)	208,176
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,239,414)	3,202,467	(184,401,585)	13,346,258	(191,664)	208,176
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,896,883)	4,983,232	13,842,453	31,308,711	(91,560)	283,052
NET ASSETS AT DECEMBER 31, 2020	$3,474,571	$15,869,990	$1,840,036,011	$169,967,904	$1,719,537	$997,819

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	American Funds International Fund - Class 1 Subaccount	American Funds International Fund - Class 1A Subaccount	American Funds International Fund - Class 2 Subaccount	American Funds International Fund - Class 4 Subaccount	American Funds International Growth and Income Fund - Class 1 Subaccount	American Funds International Growth and Income Fund - Class 1A Subaccount	American Funds Managed Risk Asset Allocation Fund - Class P1 Subaccount
NET ASSETS AT JANUARY 1, 2019	$5,435,637	$4,925,460	$567,543,328	$37,598,225	$1,657,631	$429,049	$1,595,848
Changes From Operations:
• Net investment income (loss)	56,881	68,129	(146,225)	89,565	31,131	10,703	(10,528)
• Net realized gain (loss) on investments	154,451	65,369	21,963,714	972,182	32,428	5,974	61,283
• Net change in unrealized appreciation or depreciation on investments	969,248	1,055,754	92,431,908	7,196,265	282,548	86,805	220,295
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,180,580	1,189,252	114,249,397	8,258,012	346,107	103,482	271,050
Change From Unit Transactions:
• Net unit transactions	(480,400)	912,535	(76,069,851)	3,505,002	(204,965)	41,183	306,924
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(480,400)	912,535	(76,069,851)	3,505,002	(204,965)	41,183	306,924
TOTAL INCREASE (DECREASE) IN NET ASSETS	700,180	2,101,787	38,179,546	11,763,014	141,142	144,665	577,974
NET ASSETS AT DECEMBER 31, 2019	6,135,817	7,027,247	605,722,874	49,361,239	1,798,773	573,714	2,173,822
Changes From Operations:
• Net investment income (loss)	5,234	21,405	(4,248,559)	(304,161)	7,851	12,500	33,592
• Net realized gain (loss) on investments	7,469	(15,720)	8,489,907	164,130	(101,326)	2,264	165,716
• Net change in unrealized appreciation or depreciation on investments	202,926	1,401,975	68,504,374	6,786,492	43,934	228,968	264,974
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	215,629	1,407,660	72,745,722	6,646,461	(49,541)	243,732	464,282
Change From Unit Transactions:
• Net unit transactions	(2,715,768)	1,413,262	(52,903,166)	(586,633)	(427,573)	586,529	2,678,454
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,715,768)	1,413,262	(52,903,166)	(586,633)	(427,573)	586,529	2,678,454
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,500,139)	2,820,922	19,842,556	6,059,828	(477,114)	830,261	3,142,736
NET ASSETS AT DECEMBER 31, 2020	$3,635,678	$9,848,169	$625,565,430	$55,421,067	$1,321,659	$1,403,975	$5,316,558

See accompanying notes.

	American Funds Managed Risk Asset Allocation Fund - Class P2 Subaccount	American Funds Managed Risk Blue Chip Income and Growth Fund - Class P1 Subaccount	American Funds Managed Risk Growth Fund - Class P1 Subaccount	American Funds Managed Risk Growth-Income Fund - Class P1 Subaccount	American Funds Managed Risk International Fund - Class P1 Subaccount	American Funds Mortgage Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2019	$119,374,797	$368,514	$455,797	$44,756	$269,048	$561,280
Changes From Operations:
• Net investment income (loss)	1,144,371	5,999	8,777	566	3,380	7,174
• Net realized gain (loss) on investments	6,121,640	16,283	58,311	4,340	12,918	(520)
• Net change in unrealized appreciation or depreciation on investments	12,766,630	34,363	132,518	38,089	48,191	13,110
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,032,641	56,645	199,606	42,995	64,489	19,764
Change From Unit Transactions:
• Net unit transactions	7,133,927	239,191	1,238,996	302,314	220,441	(42,675)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,133,927	239,191	1,238,996	302,314	220,441	(42,675)
TOTAL INCREASE (DECREASE) IN NET ASSETS	27,166,568	295,836	1,438,602	345,309	284,930	(22,911)
NET ASSETS AT DECEMBER 31, 2019	146,541,365	664,350	1,894,399	390,065	553,978	538,369
Changes From Operations:
• Net investment income (loss)	65,985	18,633	7,528	13,529	11,290	1,638
• Net realized gain (loss) on investments	5,995,882	13,148	231,629	54,834	(215)	4,963
• Net change in unrealized appreciation or depreciation on investments	493,155	(23,334)	897,795	23,295	79,901	23,706
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,555,022	8,447	1,136,952	91,658	90,976	30,307
Change From Unit Transactions:
• Net unit transactions	572,977	712,746	1,791,597	507,517	759,431	53,694
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	572,977	712,746	1,791,597	507,517	759,431	53,694
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,127,999	721,193	2,928,549	599,175	850,407	84,001
NET ASSETS AT DECEMBER 31, 2020	$153,669,364	$1,385,543	$4,822,948	$989,240	$1,404,385	$622,370

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	American Funds Mortgage Fund - Class 1A Subaccount	American Funds Mortgage Fund - Class 4 Subaccount	American Funds New World Fund® - Class 1 Subaccount	American Funds New World Fund® - Class 1A Subaccount	American Funds New World Fund® - Class 4 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund - Class 1 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund - Class 1A Subaccount
NET ASSETS AT JANUARY 1, 2019	$728,861	$5,319,919	$3,894,860	$1,716,447	$25,784,149	$168,731	$1,500,422
Changes From Operations:
• Net investment income (loss)	9,513	46,014	17,806	19,656	(99,254)	2,072	34,680
• Net realized gain (loss) on investments	9,268	(26,128)	233,998	106,200	1,492,653	(1,157)	11,304
• Net change in unrealized appreciation or depreciation on investments	10,116	136,461	777,727	494,124	6,074,001	3,382	42,468
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,897	156,347	1,029,531	619,980	7,467,400	4,297	88,452
Change From Unit Transactions:
• Net unit transactions	(275,323)	(773,917)	(736,812)	1,288,508	4,297,195	(5,243)	874,967
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(275,323)	(773,917)	(736,812)	1,288,508	4,297,195	(5,243)	874,967
TOTAL INCREASE (DECREASE) IN NET ASSETS	(246,426)	(617,570)	292,719	1,908,488	11,764,595	(946)	963,419
NET ASSETS AT DECEMBER 31, 2019	482,435	4,702,349	4,187,579	3,624,935	37,548,744	167,785	2,463,841
Changes From Operations:
• Net investment income (loss)	9,779	5,084	(16,922)	(11,705)	(382,745)	3,722	41,623
• Net realized gain (loss) on investments	16,528	241,440	219,164	25,436	1,050,568	8,550	172,259
• Net change in unrealized appreciation or depreciation on investments	11,269	143,012	551,502	1,000,617	7,079,549	3,891	28,789
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,576	389,536	753,744	1,014,348	7,747,372	16,163	242,671
Change From Unit Transactions:
• Net unit transactions	640,477	1,557,042	(978,037)	1,261,401	(80,712)	117,449	877,786
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	640,477	1,557,042	(978,037)	1,261,401	(80,712)	117,449	877,786
TOTAL INCREASE (DECREASE) IN NET ASSETS	678,053	1,946,578	(224,293)	2,275,749	7,666,660	133,612	1,120,457
NET ASSETS AT DECEMBER 31, 2020	$1,160,488	$6,648,927	$3,963,286	$5,900,684	$45,215,404	$301,397	$3,584,298
See accompanying notes.

	BlackRock Global Allocation V.I. Fund - Class I Subaccount	BlackRock Global Allocation V.I. Fund - Class III Subaccount	ClearBridge Variable Aggressive Growth Portfolio - Class I Subaccount	ClearBridge Variable Aggressive Growth Portfolio - Class II Subaccount	ClearBridge Variable Large Cap Growth Portfolio - Class I Subaccount	ClearBridge Variable Large Cap Growth Portfolio - Class II Subaccount
NET ASSETS AT JANUARY 1, 2019	$3,497,197	$960,556,537	$277,866	$19,994,300	$1,549,364	$60,226,500
Changes From Operations:
• Net investment income (loss)	30,028	(4,170,502)	1,906	(87,365)	(3,375)	(1,473,779)
• Net realized gain (loss) on investments	138,271	38,244,822	5,644	42,644	115,846	7,369,488
• Net change in unrealized appreciation or depreciation on investments	450,254	111,252,702	60,670	4,530,942	351,732	17,898,919
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	618,553	145,327,022	68,220	4,486,221	464,203	23,794,628
Change From Unit Transactions:
• Net unit transactions	(4,075)	(99,515,699)	(1,195)	(1,346,880)	243,865	63,185,091
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,075)	(99,515,699)	(1,195)	(1,346,880)	243,865	63,185,091
TOTAL INCREASE (DECREASE) IN NET ASSETS	614,478	45,811,323	67,025	3,139,341	708,068	86,979,719
NET ASSETS AT DECEMBER 31, 2019	4,111,675	1,006,367,860	344,891	23,133,641	2,257,432	147,206,219
Changes From Operations:
• Net investment income (loss)	42,084	(3,870,826)	1,465	(123,621)	(16,508)	(2,668,681)
• Net realized gain (loss) on investments	336,259	66,340,457	32,867	1,900,341	306,771	13,006,978
• Net change in unrealized appreciation or depreciation on investments	506,835	107,255,929	25,373	1,469,768	541,474	37,405,442
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	885,178	169,725,560	59,705	3,246,488	831,737	47,743,739
Change From Unit Transactions:
• Net unit transactions	629,605	(111,198,800)	(8,292)	(3,411,865)	389,047	21,479,850
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	629,605	(111,198,800)	(8,292)	(3,411,865)	389,047	21,479,850
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,514,783	58,526,760	51,413	(165,377)	1,220,784	69,223,589
NET ASSETS AT DECEMBER 31, 2020	$5,626,458	$1,064,894,620	$396,304	$22,968,264	$3,478,216	$216,429,808

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	ClearBridge Variable Mid Cap Portfolio - Class I Subaccount	ClearBridge Variable Mid Cap Portfolio - Class II Subaccount	Columbia VP Commodity Strategy Fund - Class 1 Subaccount	Columbia VP Commodity Strategy Fund - Class 2 Subaccount	Columbia VP Emerging Markets Bond Fund - Class 1 Subaccount	Columbia VP Emerging Markets Bond Fund - Class 2 Subaccount	Columbia VP Strategic Income Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2019	$489,592	$32,132,683	$196,336	$722,024	$308,643	$1,827,866	$772,987
Changes From Operations:
• Net investment income (loss)	1,538	(382,143)	1,787	(348)	15,130	87,596	39,264
• Net realized gain (loss) on investments	12,704	694,297	(791)	(12,408)	(243)	(16,788)	2,646
• Net change in unrealized appreciation or depreciation on investments	160,652	10,111,118	13,898	61,706	22,494	146,761	44,349
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	174,894	10,423,272	14,894	48,950	37,381	217,569	86,259
Change From Unit Transactions:
• Net unit transactions	256,749	6,240,851	19,640	(28,154)	23,044	864,190	302,626
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	256,749	6,240,851	19,640	(28,154)	23,044	864,190	302,626
TOTAL INCREASE (DECREASE) IN NET ASSETS	431,643	16,664,123	34,534	20,796	60,425	1,081,759	388,885
NET ASSETS AT DECEMBER 31, 2019	921,235	48,796,806	230,870	742,820	369,068	2,909,625	1,161,872
Changes From Operations:
• Net investment income (loss)	(1,666)	(590,947)	44,871	130,190	13,402	58,999	38,466
• Net realized gain (loss) on investments	29,026	1,294,039	(16,078)	(104,580)	(2,565)	(52,733)	(481)
• Net change in unrealized appreciation or depreciation on investments	172,765	5,947,372	(32,268)	(63,944)	22,117	107,792	33,988
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	200,125	6,650,464	(3,475)	(38,334)	32,954	114,058	71,973
Change From Unit Transactions:
• Net unit transactions	208,244	(1,585,762)	24,851	(117,922)	72,539	(268,799)	397,593
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	208,244	(1,585,762)	24,851	(117,922)	72,539	(268,799)	397,593
TOTAL INCREASE (DECREASE) IN NET ASSETS	408,369	5,064,702	21,376	(156,256)	105,493	(154,741)	469,566
NET ASSETS AT DECEMBER 31, 2020	$1,329,604	$53,861,508	$252,246	$586,564	$474,561	$2,754,884	$1,631,438

See accompanying notes.

	Columbia VP Strategic Income Fund - Class 2 Subaccount	Delaware VIP® Diversified Income Series - Service Class Subaccount	Delaware VIP® Diversified Income Series - Standard Class Subaccount	Delaware VIP® Emerging Markets Series - Service Class Subaccount	Delaware VIP® Emerging Markets Series - Standard Class Subaccount	Delaware VIP® High Yield Series - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$4,324,540	$1,874,432,584	$11,348,746	$283,921,470	$594,189	$101,238,021
Changes From Operations:
• Net investment income (loss)	187,686	20,351,421	278,600	(3,561,119)	1,060	5,123,467
• Net realized gain (loss) on investments	28,951	(3,525,900)	30,554	11,914,977	7,002	(2,347,924)
• Net change in unrealized appreciation or depreciation on investments	312,691	138,258,899	854,670	47,201,730	115,766	11,069,091
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	529,328	155,084,420	1,163,824	55,555,588	123,828	13,844,634
Change From Unit Transactions:
• Net unit transactions	6,516,161	(12,348,768)	1,895,377	(29,756,250)	(31,655)	(9,919,054)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,516,161	(12,348,768)	1,895,377	(29,756,250)	(31,655)	(9,919,054)
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,045,489	142,735,652	3,059,201	25,799,338	92,173	3,925,580
NET ASSETS AT DECEMBER 31, 2019	11,370,029	2,017,168,236	14,407,947	309,720,808	686,362	105,163,601
Changes From Operations:
• Net investment income (loss)	235,866	17,528,615	294,241	(3,089,987)	2,334	3,918,831
• Net realized gain (loss) on investments	(318,647)	6,896,728	183,350	17,976,750	56,025	(2,508,489)
• Net change in unrealized appreciation or depreciation on investments	367,396	144,274,255	1,022,600	47,838,734	196,721	2,941,939
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	284,615	168,699,598	1,500,191	62,725,497	255,080	4,352,281
Change From Unit Transactions:
• Net unit transactions	(198,040)	(24,119,303)	1,614,937	(49,924,190)	235,600	(9,145,061)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(198,040)	(24,119,303)	1,614,937	(49,924,190)	235,600	(9,145,061)
TOTAL INCREASE (DECREASE) IN NET ASSETS	86,575	144,580,295	3,115,128	12,801,307	490,680	(4,792,780)
NET ASSETS AT DECEMBER 31, 2020	$11,456,604	$2,161,748,531	$17,523,075	$322,522,115	$1,177,042	$100,370,821

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Delaware VIP® High Yield Series - Standard Class Subaccount	Delaware VIP® International Series - Standard Class Subaccount	Delaware VIP® International Value Equity Series - Standard Class Subaccount	Delaware VIP® Limited-Term Diversified Income Series - Service Class Subaccount	Delaware VIP® Limited-Term Diversified Income Series - Standard Class Subaccount	Delaware VIP® REIT Series - Service Class Subaccount	Delaware VIP® REIT Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$2,230,839	$—	$68,628	$1,167,280,295	$2,049,513	$126,148,179	$3,008,503
Changes From Operations:
• Net investment income (loss)	122,092	—	582	12,518,013	44,919	419,507	35,171
• Net realized gain (loss) on investments	(18,568)	—	894	(2,780,611)	1,515	1,059,666	29,626
• Net change in unrealized appreciation or depreciation on investments	210,399	—	10,334	29,390,547	56,406	28,810,738	699,111
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	313,923	—	11,810	39,127,949	102,840	30,289,911	763,908
Change From Unit Transactions:
• Net unit transactions	(296,600)	—	(3,775)	(47,635,028)	587,899	(8,559,930)	58,775
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(296,600)	—	(3,775)	(47,635,028)	587,899	(8,559,930)	58,775
TOTAL INCREASE (DECREASE) IN NET ASSETS	17,323	—	8,035	(8,507,079)	690,739	21,729,981	822,683
NET ASSETS AT DECEMBER 31, 2019	2,248,162	—	76,663	1,158,773,216	2,740,252	147,878,160	3,831,186
Changes From Operations:
• Net investment income (loss)	98,715	(53)	1,100	1,951,370	27,478	169,451	33,426
• Net realized gain (loss) on investments	(18,046)	1	(1,048)	(511,458)	13,630	3,668,024	104,605
• Net change in unrealized appreciation or depreciation on investments	30,297	1,240	894	28,089,209	49,705	(21,378,080)	(572,850)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	110,966	1,188	946	29,529,121	90,813	(17,540,605)	(434,819)
Change From Unit Transactions:
• Net unit transactions	(243,494)	68,667	(77,609)	(13,650,689)	510,238	(2,401,362)	170,385
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(243,494)	68,667	(77,609)	(13,650,689)	510,238	(2,401,362)	170,385
TOTAL INCREASE (DECREASE) IN NET ASSETS	(132,528)	69,855	(76,663)	15,878,432	601,051	(19,941,967)	(264,434)
NET ASSETS AT DECEMBER 31, 2020	$2,115,634	$69,855	$—	$1,174,651,648	$3,341,303	$127,936,193	$3,566,752

See accompanying notes.

	Delaware VIP® Small Cap Value Series - Service Class Subaccount	Delaware VIP® Small Cap Value Series - Standard Class Subaccount	Delaware VIP® Smid Cap Core Series - Service Class Subaccount	Delaware VIP® Smid Cap Core Series - Standard Class Subaccount	Delaware VIP® U.S. Growth Series - Service Class Subaccount	Delaware VIP® U.S. Growth Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$341,699,725	$6,544,434	$154,997,052	$5,996,203	$278,937,112	$56,412
Changes From Operations:
• Net investment income (loss)	(3,456,453)	(11,125)	(2,211,315)	(49,787)	(3,467,085)	(515)
• Net realized gain (loss) on investments	32,608,302	559,271	3,763,863	285,775	53,275,013	20,047
• Net change in unrealized appreciation or depreciation on investments	60,208,155	1,181,515	39,297,635	1,370,920	18,413,229	12,849
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	89,360,004	1,729,661	40,850,183	1,606,908	68,221,157	32,381
Change From Unit Transactions:
• Net unit transactions	8,499,415	(134,329)	(18,685,635)	(1,005,758)	(35,904,642)	58,206
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,499,415	(134,329)	(18,685,635)	(1,005,758)	(35,904,642)	58,206
TOTAL INCREASE (DECREASE) IN NET ASSETS	97,859,419	1,595,332	22,164,548	601,150	32,316,515	90,587
NET ASSETS AT DECEMBER 31, 2019	439,559,144	8,139,766	177,161,600	6,597,353	311,253,627	146,999
Changes From Operations:
• Net investment income (loss)	(2,233,964)	13,789	(2,031,775)	(40,545)	(3,699,719)	(738)
• Net realized gain (loss) on investments	14,579,156	91,620	(2,017,191)	107,769	28,529,761	54,750
• Net change in unrealized appreciation or depreciation on investments	(9,586,898)	(426,751)	20,471,902	518,571	91,204,965	28,943
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,758,294	(321,342)	16,422,936	585,795	116,035,007	82,955
Change From Unit Transactions:
• Net unit transactions	14,227,265	(583,525)	(15,731,916)	(878,799)	(66,044,511)	(66,250)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	14,227,265	(583,525)	(15,731,916)	(878,799)	(66,044,511)	(66,250)
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,985,559	(904,867)	691,020	(293,004)	49,990,496	16,705
NET ASSETS AT DECEMBER 31, 2020	$456,544,703	$7,234,899	$177,852,620	$6,304,349	$361,244,123	$163,704

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Delaware VIP® Value Series - Service Class Subaccount	Delaware VIP® Value Series - Standard Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class B Subaccount	DWS Equity 500 Index VIP Portfolio - Class A Subaccount	DWS Small Cap Index VIP Portfolio - Class A Subaccount	Eaton Vance VT Floating-Rate Income Fund - ADV Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$292,557,742	$6,718,394	$1,423,903	$45,538,756	$4,987,545	$2,668,032	$3,771,341
Changes From Operations:
• Net investment income (loss)	(487,535)	28,823	45,007	920,453	20,391	(16,195)	168,018
• Net realized gain (loss) on investments	27,931,489	524,411	(6,852)	(322,616)	484,518	306,102	(12,921)
• Net change in unrealized appreciation or depreciation on investments	23,963,687	646,776	154,661	4,892,094	969,041	302,270	113,032
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	51,407,641	1,200,010	192,816	5,489,931	1,473,950	592,177	268,129
Change From Unit Transactions:
• Net unit transactions	(7,620,652)	(373,004)	(11,415)	(4,838,873)	(79,449)	(335,746)	190,166
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,620,652)	(373,004)	(11,415)	(4,838,873)	(79,449)	(335,746)	190,166
TOTAL INCREASE (DECREASE) IN NET ASSETS	43,786,989	827,006	181,401	651,058	1,394,501	256,431	458,295
NET ASSETS AT DECEMBER 31, 2019	336,344,731	7,545,400	1,605,304	46,189,814	6,382,046	2,924,463	4,229,636
Changes From Operations:
• Net investment income (loss)	654,443	43,012	36,541	357,385	976	(12,808)	91,728
• Net realized gain (loss) on investments	12,789,304	229,756	(23,591)	(431,161)	525,173	225,845	(231,170)
• Net change in unrealized appreciation or depreciation on investments	(20,207,825)	(195,801)	85,674	1,437,127	408,869	218,295	14,090
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,764,078)	76,967	98,624	1,363,351	935,018	431,332	(125,352)
Change From Unit Transactions:
• Net unit transactions	(26,262,179)	326,554	61,105	(3,631,056)	(445,084)	(314,558)	(2,365,618)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(26,262,179)	326,554	61,105	(3,631,056)	(445,084)	(314,558)	(2,365,618)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,026,257)	403,521	159,729	(2,267,705)	489,934	116,774	(2,490,970)
NET ASSETS AT DECEMBER 31, 2020	$303,318,474	$7,948,921	$1,765,033	$43,922,109	$6,871,980	$3,041,237	$1,738,666

See accompanying notes.

	Eaton Vance VT Floating-Rate Income Fund - Initial Class Subaccount	Fidelity® VIP Balanced Portfolio - Initial Class Subaccount	Fidelity® VIP Balanced Portfolio - Service Class 2 Subaccount	Fidelity® VIP Contrafund® Portfolio - Initial Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Subaccount	Fidelity® VIP FundsManager® 50% Portfolio - Investor Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$23,547,360	$—	$—	$2,333,377	$1,003,924,856	$486,992
Changes From Operations:
• Net investment income (loss)	846,260	4,197	225,273	1,957	(16,011,049)	7,120
• Net realized gain (loss) on investments	(113,876)	29	38,238	305,238	151,853,114	46,377
• Net change in unrealized appreciation or depreciation on investments	717,314	20,542	1,825,213	497,796	152,647,622	28,107
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,449,698	24,768	2,088,724	804,991	288,489,687	81,604
Change From Unit Transactions:
• Net unit transactions	2,234,818	322,482	34,493,378	685,443	(54,744,642)	220,533
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,234,818	322,482	34,493,378	685,443	(54,744,642)	220,533
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,684,516	347,250	36,582,102	1,490,434	233,745,045	302,137
NET ASSETS AT DECEMBER 31, 2019	27,231,876	347,250	36,582,102	3,823,811	1,237,669,901	789,129
Changes From Operations:
• Net investment income (loss)	541,837	11,574	(32,845)	(9,778)	(19,371,246)	2,538
• Net realized gain (loss) on investments	(861,292)	17,137	2,122,370	264,603	72,038,335	8,565
• Net change in unrealized appreciation or depreciation on investments	717,494	141,922	20,487,175	1,608,286	269,098,675	80,652
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	398,039	170,633	22,576,700	1,863,111	321,765,764	91,755
Change From Unit Transactions:
• Net unit transactions	6,773,781	1,296,620	90,984,838	2,028,107	(153,245,874)	(74,468)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,773,781	1,296,620	90,984,838	2,028,107	(153,245,874)	(74,468)
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,171,820	1,467,253	113,561,538	3,891,218	168,519,890	17,287
NET ASSETS AT DECEMBER 31, 2020	$34,403,696	$1,814,503	$150,143,640	$7,715,029	$1,406,189,791	$806,416

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2 Subaccount	Fidelity® VIP Growth Portfolio - Initial Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class 2 Subaccount	Fidelity® VIP Mid Cap Portfolio - Initial Class Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Subaccount	Fidelity® VIP Strategic Income Portfolio - Initial Class Subaccount	Fidelity® VIP Strategic Income Portfolio - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2019	$13,070,030	$4,917,907	$206,318,870	$1,537,676	$482,402,220	$1,687,646	$17,817,027
Changes From Operations:
• Net investment income (loss)	35,864	(54,412)	(3,558,460)	9,125	(4,888,353)	43,651	461,831
• Net realized gain (loss) on investments	1,207,481	372,111	22,143,060	154,723	56,993,558	20,365	177,544
• Net change in unrealized appreciation or depreciation on investments	1,172,735	1,259,074	45,374,460	227,435	51,024,805	98,345	1,105,245
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,416,080	1,576,773	63,959,060	391,283	103,130,010	162,361	1,744,620
Change From Unit Transactions:
• Net unit transactions	5,380,734	(206,538)	(18,609,978)	259,253	(8,731,647)	18,652	2,897,096
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,380,734	(206,538)	(18,609,978)	259,253	(8,731,647)	18,652	2,897,096
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,796,814	1,370,235	45,349,082	650,536	94,398,363	181,013	4,641,716
NET ASSETS AT DECEMBER 31, 2019	20,866,844	6,288,142	251,667,952	2,188,212	576,800,583	1,868,659	22,458,743
Changes From Operations:
• Net investment income (loss)	(119,394)	(76,819)	(4,117,376)	7,241	(6,335,006)	85,060	457,254
• Net realized gain (loss) on investments	440,355	973,695	43,910,526	(60,670)	592,216	9,072	145,350
• Net change in unrealized appreciation or depreciation on investments	2,545,757	1,814,574	57,887,501	496,545	104,096,781	67,385	653,677
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,866,718	2,711,450	97,680,651	443,116	98,353,991	161,517	1,256,281
Change From Unit Transactions:
• Net unit transactions	2,331,718	(93,216)	(18,707,624)	555,338	(50,468,248)	1,001,487	(181,119)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,331,718	(93,216)	(18,707,624)	555,338	(50,468,248)	1,001,487	(181,119)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,198,436	2,618,234	78,973,027	998,454	47,885,743	1,163,004	1,075,162
NET ASSETS AT DECEMBER 31, 2020	$26,065,280	$8,906,376	$330,640,979	$3,186,666	$624,686,326	$3,031,663	$23,533,905

See accompanying notes.

	First Trust Capital Strength Portfolio - Class I Subaccount	First Trust Capital Strength Portfolio - Class II Subaccount	First Trust Dorsey Wright Tactical Core Portfolio - Class I Subaccount	First Trust Dorsey Wright Tactical Core Portfolio - Class II Subaccount	First Trust International Developed Capital Strength Portfolio - Class I Subaccount	First Trust International Developed Capital Strength Portfolio - Class II Subaccount
NET ASSETS AT JANUARY 1, 2019	$—	$—	$8,059,640	$29,491	$—	$—
Changes From Operations:
• Net investment income (loss)	—	—	(50,356)	221	—	—
• Net realized gain (loss) on investments	—	—	212,841	600	—	—
• Net change in unrealized appreciation or depreciation on investments	—	—	1,408,951	6,259	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	1,571,436	7,080	—	—
Change From Unit Transactions:
• Net unit transactions	—	—	307,609	6,399	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	307,609	6,399	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	1,879,045	13,479	—	—
NET ASSETS AT DECEMBER 31, 2019	—	—	9,938,685	42,970	—	—
Changes From Operations:
• Net investment income (loss)	(31,890)	748	(61,602)	71	980	358
• Net realized gain (loss) on investments	487,490	15,991	98,833	(4,047)	32,573	4,975
• Net change in unrealized appreciation or depreciation on investments	529,772	36,047	857,424	2,193	5,330	2,658
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	985,372	52,786	894,655	(1,783)	38,883	7,991
Change From Unit Transactions:
• Net unit transactions	13,645,402	514,121	(590,562)	(11,071)	483,178	53,421
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	13,645,402	514,121	(590,562)	(11,071)	483,178	53,421
TOTAL INCREASE (DECREASE) IN NET ASSETS	14,630,774	566,907	304,093	(12,854)	522,061	61,412
NET ASSETS AT DECEMBER 31, 2020	$14,630,774	$566,907	$10,242,778	$30,116	$522,061	$61,412

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	First Trust Multi Income Allocation Portfolio - Class I Subaccount	First Trust Multi Income Allocation Portfolio - Class II Subaccount	First Trust/ Dow Jones Dividend & Income Allocation Portfolio - Class I Subaccount	First Trust/ Dow Jones Dividend & Income Allocation Portfolio - Class II Subaccount	Franklin Allocation VIP Fund - Class 1 Subaccount	Franklin Allocation VIP Fund - Class 4 Subaccount	Franklin Income VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2019	$5,933,801	$40,117	$129,518,622	$32,956	$38,377	$7,304,811	$207,839
Changes From Operations:
• Net investment income (loss)	84,058	692	93,401	12,107	1,466	159,146	15,524
• Net realized gain (loss) on investments	33,001	986	6,890,810	6,895	1,089	466,474	2,155
• Net change in unrealized appreciation or depreciation on investments	792,328	4,144	19,294,092	18,806	4,892	683,030	19,357
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	909,387	5,822	26,278,303	37,808	7,447	1,308,650	37,036
Change From Unit Transactions:
• Net unit transactions	437,466	(12,208)	25,914,775	1,234,744	(45,824)	55,657	71,045
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	437,466	(12,208)	25,914,775	1,234,744	(45,824)	55,657	71,045
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,346,853	(6,386)	52,193,078	1,272,552	(38,377)	1,364,307	108,081
NET ASSETS AT DECEMBER 31, 2019	7,280,654	33,731	181,711,700	1,305,508	—	8,669,118	315,920
Changes From Operations:
• Net investment income (loss)	69,837	(67)	(133,639)	18,908	—	(898)	24,581
• Net realized gain (loss) on investments	70,334	848	6,643,485	30,026	—	2,500,214	(5,445)
• Net change in unrealized appreciation or depreciation on investments	(96,245)	(3,321)	6,220,530	60,100	—	(1,248,723)	2,262
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,926	(2,540)	12,730,376	109,034	—	1,250,593	21,398
Change From Unit Transactions:
• Net unit transactions	107,887	(31,191)	6,599,658	96,566	—	3,413,906	20,015
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	107,887	(31,191)	6,599,658	96,566	—	3,413,906	20,015
TOTAL INCREASE (DECREASE) IN NET ASSETS	151,813	(33,731)	19,330,034	205,600	—	4,664,499	41,413
NET ASSETS AT DECEMBER 31, 2020	$7,432,467	$—	$201,041,734	$1,511,108	$—	$13,333,617	$357,333

See accompanying notes.

	Franklin Income VIP Fund - Class 2 Subaccount	Franklin Income VIP Fund - Class 4 Subaccount	Franklin Mutual Shares VIP Fund - Class 1 Subaccount	Franklin Mutual Shares VIP Fund - Class 2 Subaccount	Franklin Mutual Shares VIP Fund - Class 4 Subaccount	Franklin Rising Dividends VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2019	$471,959,619	$70,769,556	$582,190	$591,454,706	$23,524,946	$601,230
Changes From Operations:
• Net investment income (loss)	18,795,509	3,313,566	9,425	3,823,133	159,734	8,137
• Net realized gain (loss) on investments	10,270,766	1,406,728	57,155	66,274,546	2,934,957	111,118
• Net change in unrealized appreciation or depreciation on investments	36,009,320	6,586,509	59,442	50,073,942	2,389,475	63,173
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	65,075,595	11,306,803	126,022	120,171,621	5,484,166	182,428
Change From Unit Transactions:
• Net unit transactions	(53,087,671)	23,313,789	7,269	(67,850,348)	6,450,557	100,046
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(53,087,671)	23,313,789	7,269	(67,850,348)	6,450,557	100,046
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,987,924	34,620,592	133,291	52,321,273	11,934,723	282,474
NET ASSETS AT DECEMBER 31, 2019	483,947,543	105,390,148	715,481	643,775,979	35,459,669	883,704
Changes From Operations:
• Net investment income (loss)	18,695,983	4,129,971	15,533	9,676,661	499,984	9,495
• Net realized gain (loss) on investments	(3,601,497)	(1,369,513)	16,715	16,040,242	141,465	49,515
• Net change in unrealized appreciation or depreciation on investments	(21,101,868)	(3,668,179)	(73,006)	(53,133,715)	(2,167,435)	113,061
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,007,382)	(907,721)	(40,758)	(27,416,812)	(1,525,986)	172,071
Change From Unit Transactions:
• Net unit transactions	(31,297,962)	2,662,089	62,229	3,459,156	3,736,016	161,360
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(31,297,962)	2,662,089	62,229	3,459,156	3,736,016	161,360
TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,305,344)	1,754,368	21,471	(23,957,656)	2,210,030	333,431
NET ASSETS AT DECEMBER 31, 2020	$446,642,199	$107,144,516	$736,952	$619,818,323	$37,669,699	$1,217,135

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Franklin Rising Dividends VIP Fund - Class 4 Subaccount	Franklin Small Cap Value VIP Fund - Class 1 Subaccount	Franklin Small Cap Value VIP Fund - Class 4 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 4 Subaccount	Goldman Sachs VIT Government Money Market Fund - Institutional Shares Subaccount	Goldman Sachs VIT Government Money Market Fund - Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2019	$21,457,458	$373,521	$6,370,979	$382,682	$5,536,817	$633,355	$23,299,366
Changes From Operations:
• Net investment income (loss)	(12,541)	4,000	(18,511)	(3,066)	(80,266)	5,812	226,598
• Net realized gain (loss) on investments	3,953,124	56,294	818,228	81,429	860,705	16	3
• Net change in unrealized appreciation or depreciation on investments	2,239,863	40,509	865,731	61,451	895,723	—	7
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,180,446	100,803	1,665,448	139,814	1,676,162	5,828	226,608
Change From Unit Transactions:
• Net unit transactions	5,339,493	140,792	1,309,952	208,460	771,820	$(152,640)	869,348
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,339,493	140,792	1,309,952	208,460	771,820	(152,640)	869,348
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,519,939	241,595	2,975,400	348,274	2,447,982	(146,812)	1,095,956
NET ASSETS AT DECEMBER 31, 2019	32,977,397	615,116	9,346,379	730,956	7,984,799	486,543	24,395,322
Changes From Operations:
• Net investment income (loss)	13,899	8,018	16,144	(4,891)	(106,806)	16	(245,651)
• Net realized gain (loss) on investments	1,462,957	(11,387)	(295,389)	132,946	1,461,825	—	8
• Net change in unrealized appreciation or depreciation on investments	3,079,971	34,307	690,497	351,289	2,987,791	—	(8)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,556,827	30,938	411,252	479,344	4,342,810	16	(245,651)
Change From Unit Transactions:
• Net unit transactions	(788,911)	204,559	315,501	328,667	1,303,931	(167,974)	2,618,072
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(788,911)	204,559	315,501	328,667	1,303,931	(167,974)	2,618,072
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,767,916	235,497	726,753	808,011	5,646,741	(167,958)	2,372,421
NET ASSETS AT DECEMBER 31, 2020	$36,745,313	$850,613	$10,073,132	$1,538,967	$13,631,540	$318,585	$26,767,743
See accompanying notes.

	Goldman Sachs VIT Large Cap Value Fund - Service Shares Subaccount	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares Subaccount	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares Subaccount	Guggenheim VT Long Short Equity Subaccount	Guggenheim VT Multi-Hedge Strategies Subaccount	Hartford Capital Appreciation HLS Fund - Class IA Subaccount
NET ASSETS AT JANUARY 1, 2019	$126,845,108	$2,161,499	$202,565	$3,736,544	$4,710,177	$58,474
Changes From Operations:
• Net investment income (loss)	324,860	32,028	18,709	(15,179)	61,548	577
• Net realized gain (loss) on investments	2,980,975	(22,818)	497	(86,380)	8,751	7,726
• Net change in unrealized appreciation or depreciation on investments	26,468,993	145,680	9,137	272,542	111,267	9,693
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,774,828	154,890	28,343	170,983	181,566	17,996
Change From Unit Transactions:
• Net unit transactions	(15,556,668)	17,029	489,173	135,604	(39,744)	98
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(15,556,668)	17,029	489,173	135,604	(39,744)	98
TOTAL INCREASE (DECREASE) IN NET ASSETS	14,218,160	171,919	517,516	306,587	141,822	18,094
NET ASSETS AT DECEMBER 31, 2019	141,063,268	2,333,418	720,081	4,043,131	4,851,999	76,568
Changes From Operations:
• Net investment income (loss)	249,570	14,466	14,973	(3,660)	20,340	464
• Net realized gain (loss) on investments	696,843	(36,370)	68	(121,724)	99,545	5,953
• Net change in unrealized appreciation or depreciation on investments	5,009,970	135,933	42,775	322,482	198,894	10,014
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,956,383	114,029	57,816	197,098	318,779	16,431
Change From Unit Transactions:
• Net unit transactions	(4,918,466)	(29,968)	117,032	(569,502)	1,128,312	110
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,918,466)	(29,968)	117,032	(569,502)	1,128,312	110
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,037,917	84,061	174,848	(372,404)	1,447,091	16,541
NET ASSETS AT DECEMBER 31, 2020	$142,101,185	$2,417,479	$894,929	$3,670,727	$6,299,090	$93,109

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Hartford Capital Appreciation HLS Fund - Class IC Subaccount	Invesco Oppenheimer V.I. Global Fund - Series II Shares Subaccount	Invesco Oppenheimer V.I. International Growth Fund - Series I Shares Subaccount	Invesco Oppenheimer V.I. International Growth Fund - Series II Shares Subaccount	Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares Subaccount	Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series II Shares Subaccount	Invesco V.I. American Franchise Fund - Series I Shares Subaccount
NET ASSETS AT JANUARY 1, 2019	$10,465,181	$7,555,174	$548,576	$12,469,156	$620,961	$11,092,256	$2,134,044
Changes From Operations:
• Net investment income (loss)	(32,805)	(28,433)	4,115	(61,784)	(1,451)	(171,798)	(34,454)
• Net realized gain (loss) on investments	1,315,096	1,461,766	33,411	641,865	33,707	1,207,539	440,782
• Net change in unrealized appreciation or depreciation on investments	1,756,012	752,643	125,231	2,832,405	124,590	2,074,743	304,365
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,038,303	2,185,976	162,757	3,412,486	156,846	3,110,484	710,693
Change From Unit Transactions:
• Net unit transactions	441,210	(1,158,598)	92,134	376,980	(205,857)	2,932,727	(286,941)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	441,210	(1,158,598)	92,134	376,980	(205,857)	2,932,727	(286,941)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,479,513	1,027,378	254,891	3,789,466	(49,011)	6,043,211	423,752
NET ASSETS AT DECEMBER 31, 2019	13,944,694	8,582,552	803,467	16,258,622	571,950	17,135,467	2,557,796
Changes From Operations:
• Net investment income (loss)	(107,455)	(43,539)	5,327	(79,034)	5,567	(124,259)	(37,115)
• Net realized gain (loss) on investments	1,024,234	746,082	11,260	467,701	50,763	20,086	361,669
• Net change in unrealized appreciation or depreciation on investments	1,896,573	1,301,159	180,198	2,542,396	351,030	3,143,355	646,756
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,813,352	2,003,702	196,785	2,931,063	407,360	3,039,182	971,310
Change From Unit Transactions:
• Net unit transactions	(537,639)	(1,788,215)	349,810	(1,683,486)	921,979	(1,891,368)	(303,282)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(537,639)	(1,788,215)	349,810	(1,683,486)	921,979	(1,891,368)	(303,282)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,275,713	215,487	546,595	1,247,577	1,329,339	1,147,814	668,028
NET ASSETS AT DECEMBER 31, 2020	$16,220,407	$8,798,039	$1,350,062	$17,506,199	$1,901,289	$18,283,281	$3,225,824

See accompanying notes.

	Invesco V.I. American Franchise Fund - Series II Shares Subaccount	Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares Subaccount	Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares Subaccount	Invesco V.I. Comstock Fund - Series I Shares Subaccount	Invesco V.I. Comstock Fund - Series II Shares Subaccount	Invesco V.I. Core Equity Fund - Series I Shares Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,328,366	$657,219	$11,799,469	$145,372	$6,209,675	$5,001,761
Changes From Operations:
• Net investment income (loss)	(26,314)	(4,638)	(159,203)	3,143	55,751	(29,206)
• Net realized gain (loss) on investments	234,733	(1,150)	(234,419)	17,344	927,902	760,829
• Net change in unrealized appreciation or depreciation on investments	228,074	161,620	1,983,498	21,746	532,237	563,590
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	436,493	155,832	1,589,876	42,233	1,515,890	1,295,213
Change From Unit Transactions:
• Net unit transactions	(81,995)	563,431	297,108	110,078	459,787	(693,030)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(81,995)	563,431	297,108	110,078	459,787	(693,030)
TOTAL INCREASE (DECREASE) IN NET ASSETS	354,498	719,263	1,886,984	152,311	1,975,677	602,183
NET ASSETS AT DECEMBER 31, 2019	1,682,864	1,376,482	13,686,453	297,683	8,185,352	5,603,944
Changes From Operations:
• Net investment income (loss)	(31,876)	103,521	745,695	6,775	71,103	(6,572)
• Net realized gain (loss) on investments	221,546	72,002	303,508	(12,337)	(393,827)	1,277,226
• Net change in unrealized appreciation or depreciation on investments	453,235	(34,430)	(199,751)	(248)	83,356	(646,357)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	642,905	141,093	849,452	(5,810)	(239,368)	624,297
Change From Unit Transactions:
• Net unit transactions	(66,634)	(15,293)	(2,146,109)	77,352	(505,158)	(466,672)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(66,634)	(15,293)	(2,146,109)	77,352	(505,158)	(466,672)
TOTAL INCREASE (DECREASE) IN NET ASSETS	576,271	125,800	(1,296,657)	71,542	(744,526)	157,625
NET ASSETS AT DECEMBER 31, 2020	$2,259,135	$1,502,282	$12,389,796	$369,225	$7,440,826	$5,761,569

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Invesco V.I. Core Equity Fund - Series II Shares Subaccount	Invesco V.I. Diversified Dividend Fund - Series I Shares Subaccount	Invesco V.I. Diversified Dividend Fund - Series II Shares Subaccount	Invesco V.I. Equally- Weighted S&P 500 Fund - Series I Shares Subaccount	Invesco V.I. Equally- Weighted S&P 500 Fund - Series II Shares Subaccount	Invesco V.I. Equity and Income Fund - Series I Shares Subaccount	Invesco V.I. Equity and Income Fund - Series II Shares Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,170,191	$394,884	$17,127,260	$749,917	$110,864,159	$39,997	$13,403,180
Changes From Operations:
• Net investment income (loss)	(18,098)	14,700	264,802	49,777	129,719	958	119,113
• Net realized gain (loss) on investments	173,534	25,819	1,129,042	69,239	4,374,970	3,043	631,490
• Net change in unrealized appreciation or depreciation on investments	141,140	72,124	2,365,875	389,615	29,795,946	3,796	1,414,239
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	296,576	112,643	3,759,719	508,631	34,300,635	7,797	2,164,842
Change From Unit Transactions:
• Net unit transactions	(140,062)	260,545	(1,927,211)	4,202,282	51,444,904	(1,971)	(3,452,533)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(140,062)	260,545	(1,927,211)	4,202,282	51,444,904	(1,971)	(3,452,533)
TOTAL INCREASE (DECREASE) IN NET ASSETS	156,514	373,188	1,832,508	4,710,913	85,745,539	5,826	(1,287,691)
NET ASSETS AT DECEMBER 31, 2019	1,326,705	768,072	18,959,768	5,460,830	196,609,698	45,823	12,115,489
Changes From Operations:
• Net investment income (loss)	(7,126)	15,525	293,523	33,308	(514,937)	888	99,936
• Net realized gain (loss) on investments	308,434	(439)	274,040	(685,031)	4,805,993	1,726	116,865
• Net change in unrealized appreciation or depreciation on investments	(156,712)	(28,560)	(819,344)	410,167	21,999,773	1,446	489,489
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	144,596	(13,474)	(251,781)	(241,556)	26,290,829	4,060	706,290
Change From Unit Transactions:
• Net unit transactions	(149,118)	(134,222)	(755,287)	441,296	13,234,899	(2,313)	(1,444,702)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(149,118)	(134,222)	(755,287)	441,296	13,234,899	(2,313)	(1,444,702)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,522)	(147,696)	(1,007,068)	199,740	39,525,728	1,747	(738,412)
NET ASSETS AT DECEMBER 31, 2020	$1,322,183	$620,376	$17,952,700	$5,660,570	$236,135,426	$47,570	$11,377,077

See accompanying notes.

	Invesco V.I. International Growth Fund - Series I Shares Subaccount	Invesco V.I. International Growth Fund - Series II Shares Subaccount	Ivy VIP Asset Strategy Portfolio - Class I Subaccount	Ivy VIP Asset Strategy Portfolio - Class II Subaccount	Ivy VIP Energy Portfolio - Class I Subaccount	Ivy VIP Energy Portfolio - Class II Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,837,051	$52,694,832	$7,705	$7,879,012	$30,770	$5,176,189
Changes From Operations:
• Net investment income (loss)	2,962	(123,648)	170	88,613	(103)	(58,357)
• Net realized gain (loss) on investments	141,001	4,683,481	329	365,799	(3,669)	(804,724)
• Net change in unrealized appreciation or depreciation on investments	329,954	9,937,107	1,139	1,149,404	614	1,071,623
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	473,917	14,496,940	1,638	1,603,816	(3,158)	208,542
Change From Unit Transactions:
• Net unit transactions	(229,482)	7,840,143	(466)	7,629	(12,663)	(870,869)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(229,482)	7,840,143	(466)	7,629	(12,663)	(870,869)
TOTAL INCREASE (DECREASE) IN NET ASSETS	244,435	22,337,083	1,172	1,611,445	(15,821)	(662,327)
NET ASSETS AT DECEMBER 31, 2019	2,081,486	75,031,915	8,877	9,490,457	14,949	4,513,862
Changes From Operations:
• Net investment income (loss)	26,697	452,675	359	65,116	1,499	64,302
• Net realized gain (loss) on investments	77,610	1,767,546	479	103,185	(4,356)	(741,448)
• Net change in unrealized appreciation or depreciation on investments	253,578	6,827,441	1,568	766,527	8,593	(294,048)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	357,885	9,047,662	2,406	934,828	5,736	(971,194)
Change From Unit Transactions:
• Net unit transactions	318,287	(2,006,025)	8,569	(1,601,332)	69,426	3,657,273
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	318,287	(2,006,025)	8,569	(1,601,332)	69,426	3,657,273
TOTAL INCREASE (DECREASE) IN NET ASSETS	676,172	7,041,637	10,975	(666,504)	75,162	2,686,079
NET ASSETS AT DECEMBER 31, 2020	$2,757,658	$82,073,552	$19,852	$8,823,953	$90,111	$7,199,941

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Ivy VIP High Income Portfolio - Class I Subaccount	Ivy VIP High Income Portfolio - Class II Subaccount	Ivy VIP Mid Cap Growth Portfolio - Class I Subaccount	Ivy VIP Mid Cap Growth Portfolio - Class II Subaccount	Ivy VIP Science and Technology Portfolio - Class I Subaccount	Ivy VIP Science and Technology Portfolio - Class II Subaccount	Ivy VIP Small Cap Growth Portfolio - Class I Subaccount
NET ASSETS AT JANUARY 1, 2019	$795,402	$19,275,895	$2,093,134	$9,897,191	$287,444	$22,916,679	$160,850
Changes From Operations:
• Net investment income (loss)	88,670	1,204,881	(13,547)	(150,501)	(1,748)	(336,720)	(684)
• Net realized gain (loss) on investments	787	(158,379)	484,276	2,507,599	48,949	3,608,510	15,349
• Net change in unrealized appreciation or depreciation on investments	29,538	930,681	414,459	1,480,987	106,530	7,915,517	23,093
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	118,995	1,977,183	885,188	3,838,085	153,731	11,187,307	37,758
Change From Unit Transactions:
• Net unit transactions	625,055	2,223,044	930,259	1,773,457	129,240	2,156,060	3,543
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	625,055	2,223,044	930,259	1,773,457	129,240	2,156,060	3,543
TOTAL INCREASE (DECREASE) IN NET ASSETS	744,050	4,200,227	1,815,447	5,611,542	282,971	13,343,367	41,301
NET ASSETS AT DECEMBER 31, 2019	1,539,452	23,476,122	3,908,581	15,508,733	570,415	36,260,046	202,151
Changes From Operations:
• Net investment income (loss)	99,607	1,321,786	(21,255)	(205,216)	(5,092)	(435,293)	(862)
• Net realized gain (loss) on investments	(28,970)	(780,097)	295,360	2,125,262	204,405	7,436,063	762
• Net change in unrealized appreciation or depreciation on investments	10,670	881,510	1,484,327	6,026,038	280,589	5,555,491	97,669
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	81,307	1,423,199	1,758,432	7,946,084	479,902	12,556,261	97,569
Change From Unit Transactions:
• Net unit transactions	(192,771)	4,556,289	431,147	1,908,219	1,073,420	(1,006,693)	120,976
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(192,771)	4,556,289	431,147	1,908,219	1,073,420	(1,006,693)	120,976
TOTAL INCREASE (DECREASE) IN NET ASSETS	(111,464)	5,979,488	2,189,579	9,854,303	1,553,322	11,549,568	218,545
NET ASSETS AT DECEMBER 31, 2020	$1,427,988	$29,455,610	$6,098,160	$25,363,036	$2,123,737	$47,809,614	$420,696

See accompanying notes.

	Ivy VIP Small Cap Growth Portfolio - Class II Subaccount	Janus Henderson Balanced Portfolio - Service Shares Subaccount	Janus Henderson Enterprise Portfolio - Service Shares Subaccount	Janus Henderson Global Research Portfolio - Service Shares Subaccount	JPMorgan Insurance Trust Core Bond Portfolio - Class 1 Subaccount	JPMorgan Insurance Trust Core Bond Portfolio - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2019	$5,159,425	$12,820,064	$6,071,716	$626,421	$1,905,578	$78,588,013
Changes From Operations:
• Net investment income (loss)	(63,735)	2,241	(112,400)	(4,715)	48,481	652,842
• Net realized gain (loss) on investments	492,263	857,935	889,904	105,654	2,883	308,486
• Net change in unrealized appreciation or depreciation on investments	672,550	1,721,356	1,149,419	40,216	132,354	4,666,456
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,101,078	2,581,532	1,926,923	141,155	183,718	5,627,784
Change From Unit Transactions:
• Net unit transactions	176,802	(182,589)	(861,445)	$(170,314)	2,337,271	49,988,094
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	176,802	(182,589)	(861,445)	(170,314)	2,337,271	49,988,094
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,277,880	2,398,943	1,065,478	(29,159)	2,520,989	55,615,878
NET ASSETS AT DECEMBER 31, 2019	6,437,305	15,219,007	7,137,194	597,262	4,426,567	134,203,891
Changes From Operations:
• Net investment income (loss)	(66,876)	(24,427)	(110,559)	(5,854)	80,000	620,222
• Net realized gain (loss) on investments	55,774	1,082,546	807,851	67,317	136,120	1,965,627
• Net change in unrealized appreciation or depreciation on investments	2,160,787	660,351	401,298	(1,121)	139,502	7,676,506
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,149,685	1,718,470	1,098,590	60,342	355,622	10,262,355
Change From Unit Transactions:
• Net unit transactions	(373,043)	(1,990,774)	(680,118)	(97,382)	1,685,935	84,360,162
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(373,043)	(1,990,774)	(680,118)	(97,382)	1,685,935	84,360,162
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,776,642	(272,304)	418,472	(37,040)	2,041,557	94,622,517
NET ASSETS AT DECEMBER 31, 2020	$8,213,947	$14,946,703	$7,555,666	$560,222	$6,468,124	$228,826,408

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	JPMorgan Insurance Trust Global Allocation Portfolio - Class 2 Subaccount	JPMorgan Insurance Trust Income Builder Portfolio - Class 1 Subaccount	JPMorgan Insurance Trust Income Builder Portfolio - Class 2 Subaccount	Lincoln iShares® Fixed Income Allocation Fund - Standard Class Subaccount	Lincoln iShares® Global Growth Allocation Fund - Standard Class Subaccount	Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class Subaccount	Lord Abbett Series Fund Bond Debenture Portfolio - Class VC Subaccount
NET ASSETS AT JANUARY 1, 2019	$5,691,991	$51,509	$3,101,853	$—	$490,404	$952,775	$26,553,598
Changes From Operations:
• Net investment income (loss)	24,768	10,142	86,236	—	10,340	14,534	1,091,119
• Net realized gain (loss) on investments	78,874	880	24,578	—	325	5,755	(65,031)
• Net change in unrealized appreciation or depreciation on investments	632,724	12,536	355,184	—	92,146	168,852	2,473,550
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	736,366	23,558	465,998	—	102,811	189,141	3,499,638
Change From Unit Transactions:
• Net unit transactions	(1,253,519)	270,483	899,119	—	(4,661)	(28,081)	8,298,001
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,253,519)	270,483	899,119	—	(4,661)	(28,081)	8,298,001
TOTAL INCREASE (DECREASE) IN NET ASSETS	(517,153)	294,041	1,365,117	—	98,150	161,060	11,797,639
NET ASSETS AT DECEMBER 31, 2019	5,174,838	345,550	4,466,970	—	588,554	1,113,835	38,351,237
Changes From Operations:
• Net investment income (loss)	7,094	10,515	89,828	716	5,230	7,963	983,490
• Net realized gain (loss) on investments	129,454	(59)	(11,370)	238	4,391	32,204	(767,331)
• Net change in unrealized appreciation or depreciation on investments	501,641	9,584	93,906	(742)	63,040	7,262	1,228,794
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	638,189	20,040	172,364	212	72,661	47,429	1,444,953
Change From Unit Transactions:
• Net unit transactions	(662,586)	44,458	36,054	51,614	(4,999)	(415,774)	(2,473,701)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(662,586)	44,458	36,054	51,614	(4,999)	(415,774)	(2,473,701)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,397)	64,498	208,418	51,826	67,662	(368,345)	(1,028,748)
NET ASSETS AT DECEMBER 31, 2020	$5,150,441	$410,048	$4,675,388	$51,826	$656,216	$745,490	$37,322,489

See accompanying notes.

	Lord Abbett Series Fund Developing Growth Portfolio - Class VC Subaccount	Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC Subaccount	Lord Abbett Series Fund Short Duration Income Portfolio - Class VC Subaccount	LVIP American Balanced Allocation Fund - Service Class Subaccount	LVIP American Balanced Allocation Fund - Standard Class Subaccount	LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$12,021,337	$12,464,299	$33,646,714	$45,133,934	$6,673,855	$343,993,551
Changes From Operations:
• Net investment income (loss)	(178,506)	36,831	965,946	575,302	180,044	6,643,066
• Net realized gain (loss) on investments	2,234,624	224,264	(119,657)	2,020,439	348,343	19,858,024
• Net change in unrealized appreciation or depreciation on investments	1,657,784	2,178,390	507,145	4,900,198	714,603	65,112,793
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,713,902	2,439,485	1,353,434	7,495,939	1,242,990	91,613,883
Change From Unit Transactions:
• Net unit transactions	2,694,260	(1,456,803)	6,480,927	6,189,306	1,900,206	44,939,597
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,694,260	(1,456,803)	6,480,927	6,189,306	1,900,206	44,939,597
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,408,162	982,682	7,834,361	13,685,245	3,143,196	136,553,480
NET ASSETS AT DECEMBER 31, 2019	18,429,499	13,446,981	41,481,075	58,819,179	9,817,051	480,547,031
Changes From Operations:
• Net investment income (loss)	(236,433)	37,042	707,278	312,217	170,214	(3,549,635)
• Net realized gain (loss) on investments	4,351,437	(155,699)	(468,263)	2,513,299	435,147	30,673,761
• Net change in unrealized appreciation or depreciation on investments	9,433,082	443,967	333,725	5,848,993	1,386,929	(6,474,031)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,548,086	325,310	572,740	8,674,509	1,992,290	20,650,095
Change From Unit Transactions:
• Net unit transactions	1,474,121	(220,063)	876,147	3,396,826	1,781,433	(210,122)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,474,121	(220,063)	876,147	3,396,826	1,781,433	(210,122)
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,022,207	105,247	1,448,887	12,071,335	3,773,723	20,439,973
NET ASSETS AT DECEMBER 31, 2020	$33,451,706	$13,552,228	$42,929,962	$70,890,514	$13,590,774	$500,987,004

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP American Global Balanced Allocation Managed Risk Fund - Service Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP American Global Growth Fund - Service Class II Subaccount	LVIP American Global Small Capitalization Fund - Service Class II Subaccount	LVIP American Growth Allocation Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$28,203,436	$414,302	$72,491,760	$383,216	$215,709,417	$64,907,233	$37,339,501
Changes From Operations:
• Net investment income (loss)	247,212	7,285	221,434	5,656	(846,460)	(145,481)	379,455
• Net realized gain (loss) on investments	1,979,744	26,729	6,905,377	34,210	18,064,175	4,671,304	2,265,558
• Net change in unrealized appreciation or depreciation on investments	1,872,358	27,288	4,100,594	22,789	55,300,471	13,265,611	3,964,986
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,099,314	61,302	11,227,405	62,655	72,518,186	17,791,434	6,609,999
Change From Unit Transactions:
• Net unit transactions	1,688,413	(25,837)	1,330,557	(8,890)	16,021,144	(9,921,906)	(730,185)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,688,413	(25,837)	1,330,557	(8,890)	16,021,144	(9,921,906)	(730,185)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,787,727	35,465	12,557,962	53,765	88,539,330	7,869,528	5,879,814
NET ASSETS AT DECEMBER 31, 2019	33,991,163	449,767	85,049,722	436,981	304,248,747	72,776,761	43,219,315
Changes From Operations:
• Net investment income (loss)	36,614	4,792	(252,000)	3,273	(5,141,574)	(1,081,494)	83,567
• Net realized gain (loss) on investments	1,003,435	13,892	2,048,531	11,810	25,618,937	6,717,720	1,765,973
• Net change in unrealized appreciation or depreciation on investments	1,674,674	21,988	5,605,899	26,890	61,447,122	12,876,487	4,713,596
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,714,723	40,672	7,402,430	41,973	81,924,485	18,512,713	6,563,136
Change From Unit Transactions:
• Net unit transactions	(198,998)	(14,421)	(2,754,446)	(34,950)	(17,051,582)	(9,880,293)	(105,461)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(198,998)	(14,421)	(2,754,446)	(34,950)	(17,051,582)	(9,880,293)	(105,461)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,515,725	26,251	4,647,984	7,023	64,872,903	8,632,420	6,457,675
NET ASSETS AT DECEMBER 31, 2020	$36,506,888	$476,018	$89,697,706	$444,004	$369,121,650	$81,409,181	$49,676,990

See accompanying notes.

	LVIP American Growth Allocation Fund - Standard Class Subaccount	LVIP American Growth Fund - Service Class II Subaccount	LVIP American Growth- Income Fund - Service Class II Subaccount	LVIP American Income Allocation Fund - Standard Class Subaccount	LVIP American International Fund - Service Class II Subaccount	LVIP American Preservation Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,572,983	$641,674,430	$564,173,304	$75,876	$202,542,084	$7,804,507
Changes From Operations:
• Net investment income (loss)	92,567	2,256,422	8,357,804	617	(603,629)	62,678
• Net realized gain (loss) on investments	177,287	68,848,151	40,235,749	3,938	8,387,518	8,467
• Net change in unrealized appreciation or depreciation on investments	202,572	124,580,628	97,135,673	4,642	34,470,079	149,902
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	472,426	195,685,201	145,729,226	9,197	42,253,968	221,047
Change From Unit Transactions:
• Net unit transactions	2,622,986	115,276,433	124,132,502	(4,963)	6,344,665	774,065
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,622,986	115,276,433	124,132,502	(4,963)	6,344,665	774,065
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,095,412	310,961,634	269,861,728	4,234	48,598,633	995,112
NET ASSETS AT DECEMBER 31, 2019	4,668,395	952,636,064	834,035,032	80,110	251,140,717	8,799,619
Changes From Operations:
• Net investment income (loss)	63,666	(17,331,519)	(1,377,253)	533	(3,242,085)	123,384
• Net realized gain (loss) on investments	237,931	129,094,517	66,831,095	2,336	6,654,117	313,837
• Net change in unrealized appreciation or depreciation on investments	522,619	343,213,725	43,823,463	6,382	28,889,475	391,581
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	824,216	454,976,723	109,277,305	9,251	32,301,507	828,802
Change From Unit Transactions:
• Net unit transactions	336,054	(72,743,209)	66,375,937	(10,682)	(4,796,740)	18,262,233
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	336,054	(72,743,209)	66,375,937	(10,682)	(4,796,740)	18,262,233
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,160,270	382,233,514	175,653,242	(1,431)	27,504,767	19,091,035
NET ASSETS AT DECEMBER 31, 2020	$5,828,665	$1,334,869,578	$1,009,688,274	$78,679	$278,645,484	$27,890,654

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP American Preservation Fund - Standard Class Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP Baron Growth Opportunities Fund - Standard Class Subaccount	LVIP BlackRock Advantage Allocation Fund - Service Class Subaccount	LVIP BlackRock Advantage Allocation Fund - Standard Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$186,960	$190,412,417	$749,952	$4,900,725	$18,973	$835,504,027	$257,271
Changes From Operations:
• Net investment income (loss)	2,107	(3,820,945)	(4,776)	99,244	309	6,453,345	6,603
• Net realized gain (loss) on investments	(72)	15,627,684	47,868	337,165	685	70,739,710	29,653
• Net change in unrealized appreciation or depreciation on investments	4,603	53,518,361	238,959	453,735	1,858	75,572,104	37,346
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,638	65,325,100	282,051	890,144	2,852	152,765,159	73,602
Change From Unit Transactions:
• Net unit transactions	28,386	6,529,980	74,076	3,701,767	(1,171)	361,639,652	166,238
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	28,386	6,529,980	74,076	3,701,767	(1,171)	361,639,652	166,238
TOTAL INCREASE (DECREASE) IN NET ASSETS	35,024	71,855,080	356,127	4,591,911	1,681	514,404,811	239,840
NET ASSETS AT DECEMBER 31, 2019	221,984	262,267,497	1,106,079	9,492,636	20,654	1,349,908,838	497,111
Changes From Operations:
• Net investment income (loss)	6,705	(4,279,527)	(6,085)	1,025	6,833	4,511,931	7,204
• Net realized gain (loss) on investments	3,926	24,985,039	57,299	537,689	30,175	6,673,720	(9,209)
• Net change in unrealized appreciation or depreciation on investments	8,541	62,039,607	402,445	652,944	24,530	(4,907,907)	(7,239)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,172	82,745,119	453,659	1,191,658	61,538	6,277,744	(9,244)
Change From Unit Transactions:
• Net unit transactions	411,114	(26,384,909)	174,188	1,559,296	422,036	42,616,250	(3,241)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	411,114	(26,384,909)	174,188	1,559,296	422,036	42,616,250	(3,241)
TOTAL INCREASE (DECREASE) IN NET ASSETS	430,286	56,360,210	627,847	2,750,954	483,574	48,893,994	(12,485)
NET ASSETS AT DECEMBER 31, 2020	$652,270	$318,627,707	$1,733,926	$12,243,590	$504,228	$1,398,802,832	$484,626
See accompanying notes.

	LVIP BlackRock Global Allocation Managed Risk Fund - Service Class Subaccount	LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class Subaccount	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class Subaccount	LVIP BlackRock Global Real Estate Fund - Service Class Subaccount	LVIP BlackRock Global Real Estate Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$820,794,992	$153,276	$303,690,566	$86,836,986	$1,137,599	$737,319,451
Changes From Operations:
• Net investment income (loss)	(1,022,111)	1,903	1,427,700	1,564,839	47,579	2,771,133
• Net realized gain (loss) on investments	13,653,854	2,270	3,119,306	6,066,037	65,299	(5,870,346)
• Net change in unrealized appreciation or depreciation on investments	100,350,668	17,628	47,979,006	11,244,840	163,337	31,716,393
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	112,982,411	21,801	52,526,012	18,875,716	276,215	28,617,180
Change From Unit Transactions:
• Net unit transactions	(72,916,379)	(20,448)	85,044,919	(10,428,663)	141,476	(33,095,842)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(72,916,379)	(20,448)	85,044,919	(10,428,663)	141,476	(33,095,842)
TOTAL INCREASE (DECREASE) IN NET ASSETS	40,066,032	1,353	137,570,931	8,447,053	417,691	(4,478,662)
NET ASSETS AT DECEMBER 31, 2019	860,861,024	154,629	441,261,497	95,284,039	1,555,290	732,840,789
Changes From Operations:
• Net investment income (loss)	(499,874)	(94)	(1,318,414)	3,158,559	86,171	(10,161,572)
• Net realized gain (loss) on investments	6,897,275	10,187	2,812,561	2,646,248	46,434	(5,685,335)
• Net change in unrealized appreciation or depreciation on investments	61,947,670	(411)	(732,605)	(8,684,078)	(117,976)	37,784,987
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	68,345,071	9,682	761,542	(2,879,271)	14,629	21,938,080
Change From Unit Transactions:
• Net unit transactions	(58,464,577)	(92,495)	3,319,258	(2,194,628)	464,017	(25,487,713)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(58,464,577)	(92,495)	3,319,258	(2,194,628)	464,017	(25,487,713)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,880,494	(82,813)	4,080,800	(5,073,899)	478,646	(3,549,633)
NET ASSETS AT DECEMBER 31, 2020	$870,741,518	$71,816	$445,342,297	$90,210,140	$2,033,936	$729,291,156

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Service Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$3,854,552	$300,600,475	$680,485,160	$2,098,175	$557,371,135	$82,612	$146,057,785
Changes From Operations:
• Net investment income (loss)	67,760	409,320	(8,176,623)	(30,665)	(9,886,104)	(841)	(823,427)
• Net realized gain (loss) on investments	(16,565)	6,331,165	40,019,706	200,234	71,900,995	9,508	2,550,181
• Net change in unrealized appreciation or depreciation on investments	148,288	51,593,048	97,706,580	178,348	64,707,444	12,087	3,673,416
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	199,483	58,333,533	129,549,663	347,917	126,722,335	20,754	5,400,170
Change From Unit Transactions:
• Net unit transactions	(67,146)	143,711,722	96,317,071	(198,290)	11,657,446	5,698	(151,457,955)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(67,146)	143,711,722	96,317,071	(198,290)	11,657,446	5,698	(151,457,955)
TOTAL INCREASE (DECREASE) IN NET ASSETS	132,337	202,045,255	225,866,734	149,627	138,379,781	26,452	(146,057,785)
NET ASSETS AT DECEMBER 31, 2019	3,986,889	502,645,730	906,351,894	2,247,802	695,750,916	109,064	—
Changes From Operations:
• Net investment income (loss)	(17,607)	(2,079,947)	(13,360,854)	(38,289)	(10,932,584)	(963)	—
• Net realized gain (loss) on investments	17,253	3,607,700	34,804,469	148,998	25,470,603	4,149	—
• Net change in unrealized appreciation or depreciation on investments	245,226	9,409,422	183,301,666	297,487	157,174,530	26,610	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	244,872	10,937,175	204,745,281	408,196	171,712,549	29,796	—
Change From Unit Transactions:
• Net unit transactions	2,019,736	64,650,734	63,603,809	(382,209)	(35,345,624)	10,803	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,019,736	64,650,734	63,603,809	(382,209)	(35,345,624)	10,803	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,264,608	75,587,909	268,349,090	25,987	136,366,925	40,599	—
NET ASSETS AT DECEMBER 31, 2020	$6,251,497	$578,233,639	$1,174,700,984	$2,273,789	$832,117,841	$149,663	$—

See accompanying notes.

	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class Subaccount	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Service Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Service Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$278,943,455	$63,548	$3,430,388,924	$66,531,942	$807,424,645	$2,739,923
Changes From Operations:
• Net investment income (loss)	(594,320)	327	50,307,028	891,179	6,316,073	52,619
• Net realized gain (loss) on investments	15,665,771	2,471	33,179,928	821,063	(660,625)	(4,335)
• Net change in unrealized appreciation or depreciation on investments	52,507,807	8,617	167,926,354	3,113,099	15,208,304	53,462
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	67,579,258	11,415	251,413,310	4,825,341	20,863,752	101,746
Change From Unit Transactions:
• Net unit transactions	172,615,756	(4,043)	148,208,009	(5,021,163)	(49,386,208)	96,273
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	172,615,756	(4,043)	148,208,009	(5,021,163)	(49,386,208)	96,273
TOTAL INCREASE (DECREASE) IN NET ASSETS	240,195,014	7,372	399,621,319	(195,822)	(28,522,456)	198,019
NET ASSETS AT DECEMBER 31, 2019	519,138,469	70,920	3,830,010,243	66,336,120	778,902,189	2,937,942
Changes From Operations:
• Net investment income (loss)	(4,880,769)	(34)	25,766,236	474,052	(2,776,507)	18,788
• Net realized gain (loss) on investments	27,045,067	7,664	98,465,365	1,959,541	(3,839,880)	(18,863)
• Net change in unrealized appreciation or depreciation on investments	39,044,373	2,580	167,490,428	2,685,073	555,910	4,817
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	61,208,671	10,210	291,722,029	5,118,666	(6,060,477)	4,742
Change From Unit Transactions:
• Net unit transactions	(39,885,236)	(4,261)	127,260,968	(2,997,380)	(64,446,273)	102,325
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(39,885,236)	(4,261)	127,260,968	(2,997,380)	(64,446,273)	102,325
TOTAL INCREASE (DECREASE) IN NET ASSETS	21,323,435	5,949	418,982,997	2,121,286	(70,506,750)	107,067
NET ASSETS AT DECEMBER 31, 2020	$540,461,904	$76,869	$4,248,993,240	$68,457,406	$708,395,439	$3,045,009

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP Delaware Mid Cap Value Fund - Service Class Subaccount	LVIP Delaware Social Awareness Fund - Service Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Service Class Subaccount	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional International Core Equity Fund - Service Class Subaccount	LVIP Dimensional International Core Equity Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$78,349,155	$52,990,630	$6,038,334	$13,277,827	$4,010,940	$59,116,387	$8,372,725
Changes From Operations:
• Net investment income (loss)	(651,405)	109,298	21,307	168,269	42,987	584,556	176,284
• Net realized gain (loss) on investments	10,662,430	3,333,716	482,039	228,419	125,181	(114,876)	44,024
• Net change in unrealized appreciation or depreciation on investments	13,055,521	11,851,075	1,159,937	1,500,261	369,072	12,090,374	1,530,634
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,066,546	15,294,089	1,663,283	1,896,949	537,240	12,560,054	1,750,942
Change From Unit Transactions:
• Net unit transactions	11,735,203	(2,829,068)	(1,220,846)	1,462,863	(450,372)	18,038,550	311,632
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,735,203	(2,829,068)	(1,220,846)	1,462,863	(450,372)	18,038,550	311,632
TOTAL INCREASE (DECREASE) IN NET ASSETS	34,801,749	12,465,021	442,437	3,359,812	86,868	30,598,604	2,062,574
NET ASSETS AT DECEMBER 31, 2019	113,150,904	65,455,651	6,480,771	16,637,639	4,097,808	89,714,991	10,435,299
Changes From Operations:
• Net investment income (loss)	931,741	(368,567)	(17,206)	16,179	5,321	27,379	184,387
• Net realized gain (loss) on investments	(1,887,737)	4,820,853	505,101	(425,136)	(123,800)	(556,647)	28,031
• Net change in unrealized appreciation or depreciation on investments	4,224,748	6,082,617	560,498	939,074	197,410	8,364,652	1,382,405
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,268,752	10,534,903	1,048,393	530,117	78,931	7,835,384	1,594,823
Change From Unit Transactions:
• Net unit transactions	5,883,028	(6,143,797)	(638,070)	235,044	(809,980)	8,076,710	3,525,918
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,883,028	(6,143,797)	(638,070)	235,044	(809,980)	8,076,710	3,525,918
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,151,780	4,391,106	410,323	765,161	(731,049)	15,912,094	5,120,741
NET ASSETS AT DECEMBER 31, 2020	$122,302,684	$69,846,757	$6,891,094	$17,402,800	$3,366,759	$105,627,085	$15,556,040

See accompanying notes.

	LVIP Dimensional International Equity Managed Volatility Fund - Service Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Service Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund - Service Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$428,199,854	$1,401,297	$108,538,504	$6,360,739	$51,330,230	$7,425,451
Changes From Operations:
• Net investment income (loss)	4,934,379	36,321	129,513	126,899	(321,382)	62,147
• Net realized gain (loss) on investments	(433,458)	2,320	8,345,454	467,565	813,862	122,998
• Net change in unrealized appreciation or depreciation on investments	62,490,424	212,715	24,823,739	1,419,871	15,745,135	1,895,203
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	66,991,345	251,356	33,298,706	2,014,335	16,237,615	2,080,348
Change From Unit Transactions:
• Net unit transactions	42,883,702	217,019	30,173,706	1,606,414	25,710,615	430,573
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	42,883,702	217,019	30,173,706	1,606,414	25,710,615	430,573
TOTAL INCREASE (DECREASE) IN NET ASSETS	109,875,047	468,375	63,472,412	3,620,749	41,948,230	2,510,921
NET ASSETS AT DECEMBER 31, 2019	538,074,901	1,869,672	172,010,916	9,981,488	93,278,460	9,936,372
Changes From Operations:
• Net investment income (loss)	455,052	21,506	(705,142)	148,084	(430,795)	100,571
• Net realized gain (loss) on investments	(7,280,946)	(139,459)	9,596,185	649,335	1,961,793	589,613
• Net change in unrealized appreciation or depreciation on investments	(15,464,715)	(3,891)	20,505,900	1,570,940	14,756,394	1,453,322
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,290,609)	(121,844)	29,396,943	2,368,359	16,287,392	2,143,506
Change From Unit Transactions:
• Net unit transactions	53,205,485	272,562	5,376,906	3,439,777	6,885,021	458,709
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	53,205,485	272,562	5,376,906	3,439,777	6,885,021	458,709
TOTAL INCREASE (DECREASE) IN NET ASSETS	30,914,876	150,718	34,773,849	5,808,136	23,172,413	2,602,215
NET ASSETS AT DECEMBER 31, 2020	$568,989,777	$2,020,390	$206,784,765	$15,789,624	$116,450,873	$12,538,587

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund - Service Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund - Standard Class Subaccount	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class Subaccount	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$710,674,695	$2,272,587	$621,064,769	$16,207,787	$372,739,460	$104,451	$817,020,090
Changes From Operations:
• Net investment income (loss)	(4,453,363)	19,835	5,830,770	370,269	(2,898,222)	458	509,146
• Net realized gain (loss) on investments	8,233,135	52,612	1,135,894	27,946	38,955,480	10,557	9,577,221
• Net change in unrealized appreciation or depreciation on investments	125,529,957	436,920	29,073,463	700,489	28,493,458	8,650	78,797,218
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	129,309,729	509,367	36,040,127	1,098,704	64,550,716	19,665	88,883,585
Change From Unit Transactions:
• Net unit transactions	44,727,900	599,644	101,336,934	2,188,253	(20,867,914)	(4,918)	8,457,619
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	44,727,900	599,644	101,336,934	2,188,253	(20,867,914)	(4,918)	8,457,619
TOTAL INCREASE (DECREASE) IN NET ASSETS	174,037,629	1,109,011	137,377,061	3,286,957	43,682,802	14,747	97,341,204
NET ASSETS AT DECEMBER 31, 2019	884,712,324	3,381,598	758,441,830	19,494,744	416,422,262	119,198	914,361,294
Changes From Operations:
• Net investment income (loss)	(5,628,620)	16,900	(1,920,122)	276,921	(5,386,934)	(223)	(6,327,799)
• Net realized gain (loss) on investments	21,679,019	88,092	4,721,848	329,938	18,418,473	5,875	9,047,043
• Net change in unrealized appreciation or depreciation on investments	95,081,691	350,059	25,134,003	585,058	59,040,596	16,026	89,674,493
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	111,132,090	455,051	27,935,729	1,191,917	72,072,135	21,678	92,393,737
Change From Unit Transactions:
• Net unit transactions	(70,286,674)	(251,294)	64,706,418	8,632,134	(210,667)	(14,297)	(56,605,744)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(70,286,674)	(251,294)	64,706,418	8,632,134	(210,667)	(14,297)	(56,605,744)
TOTAL INCREASE (DECREASE) IN NET ASSETS	40,845,416	203,757	92,642,147	9,824,051	71,861,468	7,381	35,787,993
NET ASSETS AT DECEMBER 31, 2020	$925,557,740	$3,585,355	$851,083,977	$29,318,795	$488,283,730	$126,579	$950,149,287

See accompanying notes.

	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class Subaccount	LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class Subaccount	LVIP Franklin Templeton Value Managed Volatility Fund - Service Class Subaccount	LVIP Franklin Templeton Value Managed Volatility Fund - Standard Class Subaccount	LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$38,593	$12,024,634	$31,886	$273,264,323	$10,736	$3,103,080
Changes From Operations:
• Net investment income (loss)	684	237,592	6,204	4,007,679	(33)	3,224,793
• Net realized gain (loss) on investments	250	327,564	804	22,074,821	832	232,575
• Net change in unrealized appreciation or depreciation on investments	4,100	1,654,084	5,068	12,050,274	101	2,728,457
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,034	2,219,240	12,076	38,132,774	900	6,185,825
Change From Unit Transactions:
• Net unit transactions	3,256	3,835,435	185,954	(311,397,097)	(11,636)	89,725,520
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,256	3,835,435	185,954	(311,397,097)	(11,636)	89,725,520
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,290	6,054,675	198,030	(273,264,323)	(10,736)	95,911,345
NET ASSETS AT DECEMBER 31, 2019	46,883	18,079,309	229,916	—	—	99,014,425
Changes From Operations:
• Net investment income (loss)	396	(83,443)	1,479	—	—	995,813
• Net realized gain (loss) on investments	1,771	505,880	4,087	—	—	(86,884)
• Net change in unrealized appreciation or depreciation on investments	(739)	1,928,604	18,288	—	—	9,013,113
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,428	2,351,041	23,854	—	—	9,922,042
Change From Unit Transactions:
• Net unit transactions	5,248	1,536,739	(59,634)	—	—	47,953,320
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,248	1,536,739	(59,634)	—	—	47,953,320
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,676	3,887,780	(35,780)	—	—	57,875,362
NET ASSETS AT DECEMBER 31, 2020	$53,559	$21,967,089	$194,136	$—	$—	$156,889,787

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Service Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$—	$999,840,032	$211,017	$7,580,445,279	$7,246,061	$591,653,756	$600,727
Changes From Operations:
• Net investment income (loss)	72,873	6,564,023	2,794	44,497,422	127,709	3,976,998	16,338
• Net realized gain (loss) on investments	6,923	48,442,206	11,922	445,218,732	409,075	611,471	2,341
• Net change in unrealized appreciation or depreciation on investments	119,970	69,383,378	19,508	520,310,675	552,063	23,070,760	22,220
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	199,766	124,389,607	34,224	1,010,026,829	1,088,847	27,659,229	40,899
Change From Unit Transactions:
• Net unit transactions	1,892,165	(88,527,627)	(78,980)	(705,257,756)	507,377	(53,309,675)	151,476
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,892,165	(88,527,627)	(78,980)	(705,257,756)	507,377	(53,309,675)	151,476
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,091,931	35,861,980	(44,756)	304,769,073	1,596,224	(25,650,446)	192,375
NET ASSETS AT DECEMBER 31, 2019	2,091,931	1,035,702,012	166,261	7,885,214,352	8,842,285	566,003,310	793,102
Changes From Operations:
• Net investment income (loss)	35,926	2,241,576	20,833	33,316,998	127,754	(1,085,752)	13,289
• Net realized gain (loss) on investments	4,164	24,203,865	18,471	129,500,836	47,655	2,820,915	4,437
• Net change in unrealized appreciation or depreciation on investments	156,285	20,180,829	57,187	95,946,560	279,540	22,956,578	42,197
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	196,375	46,626,270	96,491	258,764,394	454,949	24,691,741	59,923
Change From Unit Transactions:
• Net unit transactions	493,219	(87,034,033)	902,750	(775,861,633)	141,540	(40,870,504)	351,065
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	493,219	(87,034,033)	902,750	(775,861,633)	141,540	(40,870,504)	351,065
TOTAL INCREASE (DECREASE) IN NET ASSETS	689,594	(40,407,763)	999,241	(517,097,239)	596,489	(16,178,763)	410,988
NET ASSETS AT DECEMBER 31, 2020	$2,781,525	$995,294,249	$1,165,502	$7,368,117,113	$9,438,774	$549,824,547	$1,204,090

See accompanying notes.

	LVIP Global Moderate Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Goldman Sachs Income Builder Fund - Service Class Subaccount	LVIP Goldman Sachs Income Builder Fund - Standard Class Subaccount	LVIP Government Money Market Fund - Service Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$5,929,571,188	$1,752,035	$11,460,299	$520,700	$261,559,670	$26,540,160
Changes From Operations:
• Net investment income (loss)	38,310,274	80,635	143,453	12,409	69,205	128,472
• Net realized gain (loss) on investments	337,510,360	123,882	701,440	24,142	874	95
• Net change in unrealized appreciation or depreciation on investments	372,844,825	148,220	641,398	32,566	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	748,665,459	352,737	1,486,291	69,117	70,079	128,567
Change From Unit Transactions:
• Net unit transactions	(460,885,159)	2,403,000	(12,946,590)	(589,817)	35,315,751	4,885,201
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(460,885,159)	2,403,000	(12,946,590)	(589,817)	35,315,751	4,885,201
TOTAL INCREASE (DECREASE) IN NET ASSETS	287,780,300	2,755,737	(11,460,299)	(520,700)	35,385,830	5,013,768
NET ASSETS AT DECEMBER 31, 2019	6,217,351,488	4,507,772	—	—	296,945,500	31,553,928
Changes From Operations:
• Net investment income (loss)	20,452,855	65,425	—	—	(5,400,508)	(388,038)
• Net realized gain (loss) on investments	125,090,617	73,389	—	—	17,432	1,737
• Net change in unrealized appreciation or depreciation on investments	86,112,318	103,914	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	231,655,790	242,728	—	—	(5,383,076)	(386,301)
Change From Unit Transactions:
• Net unit transactions	(504,502,464)	(23,564)	—	—	174,490,473	15,598,941
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(504,502,464)	(23,564)	—	—	174,490,473	15,598,941
TOTAL INCREASE (DECREASE) IN NET ASSETS	(272,846,674)	219,164	—	—	169,107,397	15,212,640
NET ASSETS AT DECEMBER 31, 2020	$5,944,504,814	$4,726,936	$—	$—	$466,052,897	$46,766,568

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Service Class Subaccount	LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class Subaccount	LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class Subaccount	LVIP JPMorgan High Yield Fund - Service Class Subaccount	LVIP JPMorgan High Yield Fund - Standard Class Subaccount	LVIP JPMorgan Retirement Income Fund - Service Class Subaccount	LVIP JPMorgan Retirement Income Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$281,863,961	$122,671,215	$74,335	$172,101,829	$997,596	$5,132,732	$838,927
Changes From Operations:
• Net investment income (loss)	(1,931,985)	1,019,564	393	7,878,584	126,089	234,698	24,356
• Net realized gain (loss) on investments	10,898,414	2,867,706	2,091	(539,348)	9,825	(42,518)	(7,883)
• Net change in unrealized appreciation or depreciation on investments	17,047,064	46,971,702	11,621	12,356,775	67,054	692,172	95,346
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	26,013,493	50,858,972	14,105	19,696,011	202,968	884,352	111,819
Change From Unit Transactions:
• Net unit transactions	(307,877,454)	291,574,088	(5,969)	11,103,568	1,282,753	7,210,695	(21,484)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(307,877,454)	291,574,088	(5,969)	11,103,568	1,282,753	7,210,695	(21,484)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(281,863,961)	342,433,060	8,136	30,799,579	1,485,721	8,095,047	90,335
NET ASSETS AT DECEMBER 31, 2019	—	465,104,275	82,471	202,901,408	2,483,317	13,227,779	929,262
Changes From Operations:
• Net investment income (loss)	—	(1,219,285)	529	6,530,785	119,506	130,817	27,203
• Net realized gain (loss) on investments	—	12,119,218	2,585	(3,357,799)	(46,206)	88,645	13,765
• Net change in unrealized appreciation or depreciation on investments	—	13,345,537	3,649	4,821,063	37,708	805,440	75,915
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	24,245,470	6,763	7,994,049	111,008	1,024,902	116,883
Change From Unit Transactions:
• Net unit transactions	—	(23,502,738)	(385)	(1,070,201)	303,060	1,174,415	318,024
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(23,502,738)	(385)	(1,070,201)	303,060	1,174,415	318,024
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	742,732	6,378	6,923,848	414,068	2,199,317	434,907
NET ASSETS AT DECEMBER 31, 2020	$—	$465,847,007	$88,849	$209,825,256	$2,897,385	$15,427,096	$1,364,169

See accompanying notes.

	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP Loomis Sayles Global Growth Fund - Service Class Subaccount	LVIP Loomis Sayles Global Growth Fund - Standard Class Subaccount	LVIP MFS International Equity Managed Volatility Fund - Service Class Subaccount	LVIP MFS International Growth Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$534,005,530	$237,237	$63,472	$10,505	$389,354,699	$188,443,345
Changes From Operations:
• Net investment income (loss)	(3,430,203)	728	(4,209)	(81)	(36,188)	(41,702)
• Net realized gain (loss) on investments	12,470,478	8,349	395	(719)	5,154,986	16,972,670
• Net change in unrealized appreciation or depreciation on investments	65,920,821	29,146	42,597	6,736	94,218,669	31,469,966
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	74,961,096	38,223	38,783	5,936	99,337,467	48,400,934
Change From Unit Transactions:
• Net unit transactions	(16,171,984)	2,951	523,495	32,228	61,779,534	3,115,741
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(16,171,984)	2,951	523,495	32,228	61,779,534	3,115,741
TOTAL INCREASE (DECREASE) IN NET ASSETS	58,789,112	41,174	562,278	38,164	161,117,001	51,516,675
NET ASSETS AT DECEMBER 31, 2019	592,794,642	278,411	625,750	48,669	550,471,700	239,960,020
Changes From Operations:
• Net investment income (loss)	(3,519,341)	106	(13,203)	1	(2,452,271)	(1,606,307)
• Net realized gain (loss) on investments	5,818,727	8,168	209,165	748	16,758,201	8,744,732
• Net change in unrealized appreciation or depreciation on investments	3,114,791	8,265	327,252	14,433	(1,341,440)	23,891,758
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,414,177	16,539	523,214	15,182	12,964,490	31,030,183
Change From Unit Transactions:
• Net unit transactions	(17,138,783)	(42,777)	1,602,077	37,595	30,826,646	(957,189)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(17,138,783)	(42,777)	1,602,077	37,595	30,826,646	(957,189)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,724,606)	(26,238)	2,125,291	52,777	43,791,136	30,072,994
NET ASSETS AT DECEMBER 31, 2020	$581,070,036	$252,173	$2,751,041	$101,446	$594,262,836	$270,033,014

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP MFS International Growth Fund - Standard Class Subaccount	LVIP MFS Value Fund - Service Class Subaccount	LVIP MFS Value Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Service Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$480,070	$840,483,201	$1,615,051	$240,843,856	$9,232,697	$53,649,866	$31,892
Changes From Operations:
• Net investment income (loss)	11,005	2,102,541	36,542	5,310,104	186,128	(693,291)	77
• Net realized gain (loss) on investments	30,257	51,347,662	27,127	4,875,299	193,169	369,518	282
• Net change in unrealized appreciation or depreciation on investments	108,759	178,077,183	480,150	28,806,889	1,048,944	9,694,128	5,736
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	150,021	231,527,386	543,819	38,992,292	1,428,241	9,370,355	6,095
Change From Unit Transactions:
• Net unit transactions	337,808	(32,700,199)	675,899	(14,538,975)	(975,770)	(2,247,353)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	337,808	(32,700,199)	675,899	(14,538,975)	(975,770)	(2,247,353)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	487,829	198,827,187	1,219,718	24,453,317	452,471	7,123,002	6,095
NET ASSETS AT DECEMBER 31, 2019	967,899	1,039,310,388	2,834,769	265,297,173	9,685,168	60,772,868	37,987
Changes From Operations:
• Net investment income (loss)	12,622	1,823,555	50,991	1,900,752	64,098	380,374	781
• Net realized gain (loss) on investments	74,969	30,378,955	16,803	1,620,067	31,675	532,929	18
• Net change in unrealized appreciation or depreciation on investments	212,334	128,052	132,888	(15,264,442)	(630,677)	7,884,020	6,241
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	299,925	32,330,562	200,682	(11,743,623)	(534,904)	8,797,323	7,040
Change From Unit Transactions:
• Net unit transactions	718,134	2,355,811	1,232,865	7,778,699	(113,136)	6,747,726	3,542
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	718,134	2,355,811	1,232,865	7,778,699	(113,136)	6,747,726	3,542
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,018,059	34,686,373	1,433,547	(3,964,924)	(648,040)	15,545,049	10,582
NET ASSETS AT DECEMBER 31, 2020	$1,985,958	$1,073,996,761	$4,268,316	$261,332,249	$9,037,128	$76,317,917	$48,569
See accompanying notes.

	LVIP PIMCO Low Duration Bond Fund - Service Class Subaccount	LVIP PIMCO Low Duration Bond Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Service Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Conservative Index Allocation Fund - Service Class Subaccount	LVIP SSGA Conservative Index Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$477,584,323	$5,300,808	$891,156,307	$5,295,579	$65,444,107	$81,305
Changes From Operations:
• Net investment income (loss)	6,945,292	160,379	7,015,614	200,471	420,186	1,673
• Net realized gain (loss) on investments	(9,854)	2,132	3,194,449	174,825	1,543,860	716
• Net change in unrealized appreciation or depreciation on investments	383,941	(385)	43,338,929	80,777	6,376,634	9,149
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,319,379	162,126	53,548,992	456,073	8,340,680	11,538
Change From Unit Transactions:
• Net unit transactions	39,518,003	930,821	(47,394,666)	3,645,899	559,981	(1,087)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	39,518,003	930,821	(47,394,666)	3,645,899	559,981	(1,087)
TOTAL INCREASE (DECREASE) IN NET ASSETS	46,837,382	1,092,947	6,154,326	4,101,972	8,900,661	10,451
NET ASSETS AT DECEMBER 31, 2019	524,421,705	6,393,755	897,310,633	9,397,551	74,344,768	91,756
Changes From Operations:
• Net investment income (loss)	173,534	128,773	2,920,928	238,521	299,786	54,685
• Net realized gain (loss) on investments	3,438,999	58,996	11,139,439	100,053	2,271,922	33,308
• Net change in unrealized appreciation or depreciation on investments	8,849,329	53,284	33,838,342	381,307	5,274,452	80,851
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,461,862	241,053	47,898,709	719,881	7,846,160	168,844
Change From Unit Transactions:
• Net unit transactions	130,756,953	4,247,788	25,477,730	5,070,751	5,949,780	2,845,694
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	130,756,953	4,247,788	25,477,730	5,070,751	5,949,780	2,845,694
TOTAL INCREASE (DECREASE) IN NET ASSETS	143,218,815	4,488,841	73,376,439	5,790,632	13,795,940	3,014,538
NET ASSETS AT DECEMBER 31, 2020	$667,640,520	$10,882,596	$970,687,072	$15,188,183	$88,140,708	$3,106,294

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP SSGA Conservative Structured Allocation Fund - Service Class Subaccount	LVIP SSGA Conservative Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Developed International 150 Fund - Service Class Subaccount	LVIP SSGA Developed International 150 Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Service Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets Equity Index Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$154,149,212	$975,261	$135,853,448	$602,863	$161,169,585	$3,189,674	$201,410
Changes From Operations:
• Net investment income (loss)	1,306,659	14,256	3,159,776	38,722	3,042,366	119,207	47,750
• Net realized gain (loss) on investments	3,409,471	12,695	877,339	(1,865)	(2,783,941)	(58,596)	(11,598)
• Net change in unrealized appreciation or depreciation on investments	12,431,947	81,379	13,809,031	78,872	8,841,135	200,128	190,216
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,148,077	108,330	17,846,146	115,729	9,099,560	260,739	226,368
Change From Unit Transactions:
• Net unit transactions	(16,807,541)	(394,472)	(11,910,812)	368,037	(8,349,583)	245,383	3,338,415
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(16,807,541)	(394,472)	(11,910,812)	368,037	(8,349,583)	245,383	3,338,415
TOTAL INCREASE (DECREASE) IN NET ASSETS	340,536	(286,142)	5,935,334	483,766	749,977	506,122	3,564,783
NET ASSETS AT DECEMBER 31, 2019	154,489,748	689,119	141,788,782	1,086,629	161,919,562	3,695,796	3,766,193
Changes From Operations:
• Net investment income (loss)	486,745	14,052	994,811	19,478	2,417,630	100,320	43,023
• Net realized gain (loss) on investments	3,805,211	22,246	(3,744,820)	(72,943)	(4,787,154)	(147,556)	44,561
• Net change in unrealized appreciation or depreciation on investments	6,263,719	44,478	(2,971,204)	10,562	5,179,150	170,382	1,080,297
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,555,675	80,776	(5,721,213)	(42,903)	2,809,626	123,146	1,167,881
Change From Unit Transactions:
• Net unit transactions	(12,267,317)	118,791	(1,086,155)	(35,824)	(4,872,544)	(124,795)	3,357,863
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(12,267,317)	118,791	(1,086,155)	(35,824)	(4,872,544)	(124,795)	3,357,863
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,711,642)	199,567	(6,807,368)	(78,727)	(2,062,918)	(1,649)	4,525,744
NET ASSETS AT DECEMBER 31, 2020	$152,778,106	$888,686	$134,981,414	$1,007,902	$159,856,644	$3,694,147	$8,291,937

See accompanying notes.

	LVIP SSGA Emerging Markets Equity Index Fund - Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Service Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$—	$741,127,737	$709,882	$263,191,585	$4,186,706	$330,913,970
Changes From Operations:
• Net investment income (loss)	11,504	4,552,489	12,315	1,894,570	98,191	1,669,120
• Net realized gain (loss) on investments	6,828	14,767,932	11,988	5,268,020	(17,182)	4,794,687
• Net change in unrealized appreciation or depreciation on investments	32,429	77,186,970	74,073	42,172,481	827,722	46,200,334
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	50,761	96,507,391	98,376	49,335,071	908,731	52,664,141
Change From Unit Transactions:
• Net unit transactions	520,630	(73,213,601)	(126,736)	(26,527,177)	501,678	(35,693,134)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	520,630	(73,213,601)	(126,736)	(26,527,177)	501,678	(35,693,134)
TOTAL INCREASE (DECREASE) IN NET ASSETS	571,391	23,293,790	(28,360)	22,807,894	1,410,409	16,971,007
NET ASSETS AT DECEMBER 31, 2019	571,391	764,421,527	681,522	285,999,479	5,597,115	347,884,977
Changes From Operations:
• Net investment income (loss)	13,258	(405,642)	13,580	1,604,012	143,254	337,327
• Net realized gain (loss) on investments	41,534	25,233,794	29,140	3,861,472	2,905	830,235
• Net change in unrealized appreciation or depreciation on investments	182,181	6,633,150	30,300	12,693,722	698,816	(6,653,899)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	236,973	31,461,302	73,020	18,159,206	844,975	(5,486,337)
Change From Unit Transactions:
• Net unit transactions	251,083	(72,245,952)	309,676	(12,466,484)	2,149,479	(1,884,762)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	251,083	(72,245,952)	309,676	(12,466,484)	2,149,479	(1,884,762)
TOTAL INCREASE (DECREASE) IN NET ASSETS	488,056	(40,784,650)	382,696	5,692,722	2,994,454	(7,371,099)
NET ASSETS AT DECEMBER 31, 2020	$1,059,447	$723,636,877	$1,064,218	$291,692,201	$8,591,569	$340,513,878

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Large Cap 100 Fund - Service Class Subaccount	LVIP SSGA Large Cap 100 Fund - Standard Class Subaccount	LVIP SSGA Large Cap Managed Volatility Fund - Service Class Subaccount	LVIP SSGA Large Cap Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Mid-Cap Index Fund - Service Class Subaccount	LVIP SSGA Mid-Cap Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$137,180	$287,652,940	$2,872,204	$493,738,934	$—	$62,231,119	$2,809,029
Changes From Operations:
• Net investment income (loss)	1,333	2,351,187	102,593	(906,625)	(52)	(288,226)	33,529
• Net realized gain (loss) on investments	2,019	23,998,232	265,872	27,055,776	2,441	8,001,408	425,421
• Net change in unrealized appreciation or depreciation on investments	19,351	44,070,203	552,476	76,929,053	—	8,453,691	364,801
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	22,703	70,419,622	920,941	103,078,204	2,389	16,166,873	823,751
Change From Unit Transactions:
• Net unit transactions	(11,619)	(22,582,653)	1,615,471	93,772,147	(2,389)	19,387,646	1,746,993
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,619)	(22,582,653)	1,615,471	93,772,147	(2,389)	19,387,646	1,746,993
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,084	47,836,969	2,536,412	196,850,351	—	35,554,519	2,570,744
NET ASSETS AT DECEMBER 31, 2019	148,264	335,489,909	5,408,616	690,589,285	—	97,785,638	5,379,773
Changes From Operations:
• Net investment income (loss)	(109)	2,491,545	110,550	1,366,395	—	(89,210)	66,099
• Net realized gain (loss) on investments	725	2,178,321	(143,805)	32,745,920	—	3,289,371	194,344
• Net change in unrealized appreciation or depreciation on investments	(11,870)	4,142,515	225,095	61,545,462	—	11,940,235	788,004
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,254)	8,812,381	191,840	95,657,777	—	15,140,396	1,048,447
Change From Unit Transactions:
• Net unit transactions	(55,588)	(17,520,244)	383,381	(11,538,259)	—	8,553,311	925,976
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(55,588)	(17,520,244)	383,381	(11,538,259)	—	8,553,311	925,976
TOTAL INCREASE (DECREASE) IN NET ASSETS	(66,842)	(8,707,863)	575,221	84,119,518	—	23,693,707	1,974,423
NET ASSETS AT DECEMBER 31, 2020	$81,422	$326,782,046	$5,983,837	$774,708,803	$—	$121,479,345	$7,354,196

See accompanying notes.

	LVIP SSGA Moderate Index Allocation Fund - Service Class Subaccount	LVIP SSGA Moderate Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund - Service Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$214,581,827	$990,353	$672,244,719	$847,508	$196,125,727	$2,381,036
Changes From Operations:
• Net investment income (loss)	1,195,154	27,366	6,011,785	21,998	871,652	63,426
• Net realized gain (loss) on investments	6,440,665	10,329	21,552,672	20,137	7,640,389	27,445
• Net change in unrealized appreciation or depreciation on investments	27,128,797	159,339	65,230,941	94,955	25,003,446	421,607
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,764,616	197,034	92,795,398	137,090	33,515,487	512,478
Change From Unit Transactions:
• Net unit transactions	370,782	365,030	(77,495,455)	(50,359)	(12,535,291)	733,266
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	370,782	365,030	(77,495,455)	(50,359)	(12,535,291)	733,266
TOTAL INCREASE (DECREASE) IN NET ASSETS	35,135,398	562,064	15,299,943	86,731	20,980,196	1,245,744
NET ASSETS AT DECEMBER 31, 2019	249,717,225	1,552,417	687,544,662	934,239	217,105,923	3,626,780
Changes From Operations:
• Net investment income (loss)	958,898	75,592	3,783,501	27,035	1,167,279	77,853
• Net realized gain (loss) on investments	8,418,807	51,092	20,005,730	25,416	7,179,741	64,937
• Net change in unrealized appreciation or depreciation on investments	18,523,933	328,236	23,667,304	71,276	15,267,571	405,373
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,901,638	454,920	47,456,535	123,727	23,614,591	548,163
Change From Unit Transactions:
• Net unit transactions	(10,977,742)	2,376,337	(56,138,148)	293,797	(12,925,453)	301,715
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(10,977,742)	2,376,337	(56,138,148)	293,797	(12,925,453)	301,715
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,923,896	2,831,257	(8,681,613)	417,524	10,689,138	849,878
NET ASSETS AT DECEMBER 31, 2020	$266,641,121	$4,383,674	$678,863,049	$1,351,763	$227,795,061	$4,476,658

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class Subaccount	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Service Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Short-Term Bond Index Fund - Service Class Subaccount	LVIP SSGA Short-Term Bond Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$386,000,586	$2,041,451	$1,009,694,677	$51,329,907	$43,554,591	$718,337	$304,238,227
Changes From Operations:
• Net investment income (loss)	3,623,836	49,662	(816,198)	444,256	1,107,104	46,887	(3,018,921)
• Net realized gain (loss) on investments	11,590,572	35,440	110,216,121	4,687,586	520,988	9,779	25,565,908
• Net change in unrealized appreciation or depreciation on investments	41,117,510	250,992	184,152,240	10,210,053	231,327	(63)	49,153,143
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	56,331,918	336,094	293,552,163	15,341,895	1,859,419	56,603	71,700,130
Change From Unit Transactions:
• Net unit transactions	(41,810,703)	(75,693)	23,900,145	3,029,861	55,705,801	1,927,354	21,762,452
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(41,810,703)	(75,693)	23,900,145	3,029,861	55,705,801	1,927,354	21,762,452
TOTAL INCREASE (DECREASE) IN NET ASSETS	14,521,215	260,401	317,452,308	18,371,756	57,565,220	1,983,957	93,462,582
NET ASSETS AT DECEMBER 31, 2019	400,521,801	2,301,852	1,327,146,985	69,701,663	101,119,811	2,702,294	397,700,809
Changes From Operations:
• Net investment income (loss)	2,335,655	44,837	(1,992,011)	585,606	394,160	83,477	(2,790,213)
• Net realized gain (loss) on investments	11,712,742	52,617	86,071,117	3,740,603	798,442	33,573	25,788,172
• Net change in unrealized appreciation or depreciation on investments	9,260,046	100,532	130,807,383	8,582,678	810,333	204	54,338,491
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,308,443	197,986	214,886,489	12,908,887	2,002,935	117,254	77,336,450
Change From Unit Transactions:
• Net unit transactions	(45,285,685)	(23,907)	(14,098,646)	5,302,391	51,250,916	3,111,038	(16,697,655)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(45,285,685)	(23,907)	(14,098,646)	5,302,391	51,250,916	3,111,038	(16,697,655)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,977,242)	174,079	200,787,843	18,211,278	53,253,851	3,228,292	60,638,795
NET ASSETS AT DECEMBER 31, 2020	$378,544,559	$2,475,931	$1,527,934,828	$87,912,941	$154,373,662	$5,930,586	$458,339,604

See accompanying notes.

	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund - Service Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class Subaccount	LVIP SSGA SMID Cap Managed Volatility Fund - Service Class Subaccount	LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class Subaccount	LVIP T. Rowe Price 2010 Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$8,557,018	$125,142,430	$3,034,293	$430,380,066	$52,386	$5,119,178
Changes From Operations:
• Net investment income (loss)	34,374	316,160	71,844	(4,628,303)	(98)	54,492
• Net realized gain (loss) on investments	431,165	13,550	(6,771)	20,569,125	3,183	932,221
• Net change in unrealized appreciation or depreciation on investments	1,543,177	22,526,588	686,370	42,627,219	4,933	(282,503)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,008,716	22,856,298	751,443	58,568,041	8,018	704,210
Change From Unit Transactions:
• Net unit transactions	221,127	3,250,790	1,842,195	66,136,823	1,243	(432,290)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	221,127	3,250,790	1,842,195	66,136,823	1,243	(432,290)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,229,843	26,107,088	2,593,638	124,704,864	9,261	271,920
NET ASSETS AT DECEMBER 31, 2019	10,786,861	151,249,518	5,627,931	555,084,930	61,647	5,391,098
Changes From Operations:
• Net investment income (loss)	54,326	1,442,153	118,986	1,790,844	556	12,044
• Net realized gain (loss) on investments	706,091	(4,137,433)	(297,639)	6,935,777	466	6,427
• Net change in unrealized appreciation or depreciation on investments	1,795,575	17,642,323	876,689	67,601,769	6,489	459,512
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,555,992	14,947,043	698,036	76,328,390	7,511	477,983
Change From Unit Transactions:
• Net unit transactions	65,064	(265,359)	823,151	(10,145,199)	(9,900)	(802,506)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	65,064	(265,359)	823,151	(10,145,199)	(9,900)	(802,506)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,621,056	14,681,684	1,521,187	66,183,191	(2,389)	(324,523)
NET ASSETS AT DECEMBER 31, 2020	$13,407,917	$165,931,202	$7,149,118	$621,268,121	$59,258	$5,066,575

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP T. Rowe Price 2020 Fund - Service Class Subaccount	LVIP T. Rowe Price 2030 Fund - Service Class Subaccount	LVIP T. Rowe Price 2040 Fund - Service Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Service Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$8,570,594	$4,101,217	$4,037,428	$296,820,655	$2,237,503	$179,669,335	$2,576,337
Changes From Operations:
• Net investment income (loss)	70,795	19,601	16,027	(5,213,565)	(11,068)	(3,735,644)	(43,392)
• Net realized gain (loss) on investments	1,585,631	698,998	752,460	39,039,075	185,119	24,337,483	494,158
• Net change in unrealized appreciation or depreciation on investments	(317,945)	36,931	124,856	49,850,860	559,335	44,996,304	418,068
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,338,481	755,530	893,343	83,676,370	733,386	65,598,143	868,834
Change From Unit Transactions:
• Net unit transactions	(1,513,631)	(536,398)	(181,210)	(18,505,859)	558,983	32,943,072	(75,652)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,513,631)	(536,398)	(181,210)	(18,505,859)	558,983	32,943,072	(75,652)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(175,150)	219,132	712,133	65,170,511	1,292,369	98,541,215	793,182
NET ASSETS AT DECEMBER 31, 2019	8,395,444	4,320,349	4,749,561	361,991,166	3,529,872	278,210,550	3,369,519
Changes From Operations:
• Net investment income (loss)	40,980	4,116	4,911	(5,555,910)	(17,942)	(4,613,491)	(48,986)
• Net realized gain (loss) on investments	109,235	98,144	148,982	45,932,548	272,434	32,429,921	527,013
• Net change in unrealized appreciation or depreciation on investments	683,002	399,622	558,432	70,660,638	1,064,926	55,250,466	701,683
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	833,217	501,882	712,325	111,037,276	1,319,418	83,066,896	1,179,710
Change From Unit Transactions:
• Net unit transactions	(490,179)	(588,679)	(375,957)	(51,662,307)	329,976	(8,724,788)	534,815
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(490,179)	(588,679)	(375,957)	(51,662,307)	329,976	(8,724,788)	534,815
TOTAL INCREASE (DECREASE) IN NET ASSETS	343,038	(86,797)	336,368	59,374,969	1,649,394	74,342,108	1,714,525
NET ASSETS AT DECEMBER 31, 2020	$(8,738,482	$4,233,552	$5,085,929	$421,366,135	$5,179,266	$352,552,658	$5,084,044

See accompanying notes.

	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Service Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,597,445	$—	$1,023,769,887	$31,124	$223,984,620	$2,428,702
Changes From Operations:
• Net investment income (loss)	2,700,083	5,910	3,322,461	20,817	(184,401)	59,439
• Net realized gain (loss) on investments	195,097	134	53,498,239	32,642	12,806,010	124,881
• Net change in unrealized appreciation or depreciation on investments	2,542,046	3,730	117,012,753	23,737	52,287,257	727,441
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,437,226	9,774	173,833,453	77,196	64,908,866	911,761
Change From Unit Transactions:
• Net unit transactions	70,860,279	129,873	242,931,932	1,429,991	15,863,618	2,292,944
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	70,860,279	129,873	242,931,932	1,429,991	15,863,618	2,292,944
TOTAL INCREASE (DECREASE) IN NET ASSETS	76,297,505	139,647	416,765,385	1,507,187	80,772,484	3,204,705
NET ASSETS AT DECEMBER 31, 2019	77,894,950	139,647	1,440,535,272	1,538,311	304,757,104	5,633,407
Changes From Operations:
• Net investment income (loss)	240,877	9,900	5,617,874	27,507	(887,150)	98,752
• Net realized gain (loss) on investments	310,445	(2,086)	16,442,193	12,670	12,561,075	393,226
• Net change in unrealized appreciation or depreciation on investments	9,369,618	30,637	91,839,140	134,950	43,688,784	1,729,322
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,920,940	38,451	113,899,207	175,127	55,362,709	2,221,300
Change From Unit Transactions:
• Net unit transactions	41,927,419	687,008	126,430,892	484,959	(3,714,813)	4,766,124
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	41,927,419	687,008	126,430,892	484,959	(3,714,813)	4,766,124
TOTAL INCREASE (DECREASE) IN NET ASSETS	51,848,359	725,459	240,330,099	660,086	51,647,896	6,987,424
NET ASSETS AT DECEMBER 31, 2020	$129,743,309	$865,106	$1,680,865,371	$2,198,397	$356,405,000	$12,620,831

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP Vanguard International Equity ETF Fund - Service Class Subaccount	LVIP Vanguard International Equity ETF Fund - Standard Class Subaccount	LVIP Wellington Capital Growth Fund - Service Class Subaccount	LVIP Wellington Capital Growth Fund - Standard Class Subaccount	LVIP Wellington Mid-Cap Value Fund - Service Class Subaccount	LVIP Wellington Mid-Cap Value Fund - Standard Class Subaccount	LVIP Western Asset Core Bond Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$157,874,235	$6,536,830	$322,412,105	$769,085	$88,479,157	$444,568	$115,067,385
Changes From Operations:
• Net investment income (loss)	2,703,751	255,079	(4,320,918)	(3,987)	(801,181)	2,923	3,549,700
• Net realized gain (loss) on investments	938,708	7,292	58,064,072	96,130	10,171,956	48,267	591,591
• Net change in unrealized appreciation or depreciation on investments	29,878,786	1,392,876	68,630,136	254,787	16,347,083	81,320	8,398,090
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,521,245	1,655,247	122,373,290	346,930	25,717,858	132,510	12,539,381
Change From Unit Transactions:
• Net unit transactions	23,204,585	2,703,929	(35,779,724)	356,371	3,960,080	70,927	125,880,599
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	23,204,585	2,703,929	(35,779,724)	356,371	3,960,080	70,927	125,880,599
TOTAL INCREASE (DECREASE) IN NET ASSETS	56,725,830	4,359,176	86,593,566	703,301	29,677,938	203,437	138,419,980
NET ASSETS AT DECEMBER 31, 2019	214,600,065	10,896,006	409,005,671	1,472,386	118,157,095	648,005	253,487,365
Changes From Operations:
• Net investment income (loss)	949,665	221,116	(5,236,906)	(10,702)	(906,917)	5,535	2,628,566
• Net realized gain (loss) on investments	479,650	88,636	90,794,560	439,424	7,675,274	(14,532)	1,861,617
• Net change in unrealized appreciation or depreciation on investments	20,618,507	1,555,106	70,911,555	711,698	(2,860,842)	37,590	15,235,742
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	22,047,822	1,864,858	156,469,209	1,140,420	3,907,515	28,593	19,725,925
Change From Unit Transactions:
• Net unit transactions	3,799,755	2,332,267	(52,621,553)	2,877,024	4,242,576	418,004	103,872,239
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,799,755	2,332,267	(52,621,553)	2,877,024	4,242,576	418,004	103,872,239
TOTAL INCREASE (DECREASE) IN NET ASSETS	25,847,577	4,197,125	103,847,656	4,017,444	8,150,091	446,597	123,598,164
NET ASSETS AT DECEMBER 31, 2020	$240,447,642	$15,093,131	$512,853,327	$5,489,830	$126,307,186	$1,094,602	$377,085,529

See accompanying notes.

	LVIP Western Asset Core Bond Fund - Standard Class Subaccount	MFS® VIT Growth Series - Initial Class Subaccount	MFS® VIT Growth Series - Service Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Total Return Series - Service Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$3,945,714	$4,152,319	$128,031,063	$5,456,637	$76,373,883	$6,113,663
Changes From Operations:
• Net investment income (loss)	171,876	(56,548)	(2,369,636)	61,890	683,582	161,974
• Net realized gain (loss) on investments	19,406	563,748	20,724,201	145,183	2,683,049	309,182
• Net change in unrealized appreciation or depreciation on investments	292,146	979,206	29,611,672	789,945	11,608,597	906,163
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	483,428	1,486,406	47,966,237	997,018	14,975,228	1,377,319
Change From Unit Transactions:
• Net unit transactions	2,867,877	(340,667)	21,380,458	(249,152)	13,929,812	(960,573)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,867,877	(340,667)	21,380,458	(249,152)	13,929,812	(960,573)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,351,305	1,145,739	69,346,695	747,866	28,905,040	416,746
NET ASSETS AT DECEMBER 31, 2019	7,297,019	5,298,058	197,377,758	6,204,503	105,278,923	6,530,409
Changes From Operations:
• Net investment income (loss)	182,030	(65,114)	(3,144,814)	50,983	698,188	66,583
• Net realized gain (loss) on investments	60,324	555,807	25,413,059	130,378	3,033,083	177,862
• Net change in unrealized appreciation or depreciation on investments	428,992	1,072,192	36,759,465	247,512	5,045,540	(32,254)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	671,346	1,562,885	59,027,710	428,873	8,776,811	212,191
Change From Unit Transactions:
• Net unit transactions	2,469,248	(396,736)	3,599,960	(699,013)	3,478,815	(642,107)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,469,248	(396,736)	3,599,960	(699,013)	3,478,815	(642,107)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,140,594	1,166,149	62,627,670	(270,140)	12,255,626	(429,916)
NET ASSETS AT DECEMBER 31, 2020	$10,437,613	$6,464,207	$260,005,428	$5,934,363	$117,534,549	$6,100,493

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	MFS® VIT Utilities Series - Service Class Subaccount	MFS® VIT II Core Equity Portfolio - Service Class Subaccount	MFS® VIT II International Intrinsic Value Portfolio - Initial Class Subaccount	MFS® VIT II International Intrinsic Value Portfolio - Service Class Subaccount	Morgan Stanley VIF Global Infrastructure Portfolio - Class I Subaccount	Morgan Stanley VIF Global Infrastructure Portfolio - Class II Subaccount	Morgan Stanley VIF Growth Portfolio - Class II Subaccount
NET ASSETS AT JANUARY 1, 2019	$168,257,391	$2,157,718	$926,219	$28,800,326	$285,477	$6,497,211	$2,702,955
Changes From Operations:
• Net investment income (loss)	3,925,145	(27,591)	16,479	98,210	8,402	102,973	(29,073)
• Net realized gain (loss) on investments	5,981,151	336,488	85,776	1,985,073	15,928	317,368	297,306
• Net change in unrealized appreciation or depreciation on investments	26,705,495	340,113	154,419	4,629,011	57,245	1,307,406	476,465
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	36,611,791	649,010	256,674	6,712,294	81,575	1,727,747	744,698
Change From Unit Transactions:
• Net unit transactions	(21,512,609)	(26,320)	(46,137)	(2,697,685)	(7,121)	558,185	(604,414)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(21,512,609)	(26,320)	(46,137)	(2,697,685)	(7,121)	558,185	(604,414)
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,099,182	622,690	210,537	4,014,609	74,454	2,285,932	140,284
NET ASSETS AT DECEMBER 31, 2019	183,356,573	2,780,408	1,136,756	32,814,935	359,931	8,783,143	2,843,239
Changes From Operations:
• Net investment income (loss)	1,114,806	(33,158)	6,626	(107,052)	4,298	18,399	(35,789)
• Net realized gain (loss) on investments	8,638,973	141,217	92,194	1,718,058	4,724	73,248	1,225,467
• Net change in unrealized appreciation or depreciation on investments	(3,267,377)	348,454	133,063	3,907,470	(10,281)	(312,850)	1,545,043
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,486,402	456,513	231,883	5,518,476	(1,259)	(221,203)	2,734,721
Change From Unit Transactions:
• Net unit transactions	(15,093,298)	84,855	112,738	(2,476,058)	64,260	446,186	(1,160,871)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(15,093,298)	84,855	112,738	(2,476,058)	64,260	446,186	(1,160,871)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,606,896)	541,368	344,621	3,042,418	63,001	224,983	1,573,850
NET ASSETS AT DECEMBER 31, 2020	$174,749,677	$3,321,776	$1,481,377	$35,857,353	$422,932	$9,008,126	$4,417,089
See accompanying notes.

	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount	PIMCO VIT All Asset All Authority Portfolio - Advisor Class Subaccount	PIMCO VIT All Asset All Authority Portfolio - Institutional Class Subaccount	PIMCO VIT All Asset Portfolio - Advisor Class Subaccount	PIMCO VIT All Asset Portfolio - Institutional Class Subaccount	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$19,634,196	$3,441,497	$113,632	$—	$—	$10,169,013
Changes From Operations:
• Net investment income (loss)	(205,789)	56,813	2,774	—	—	292,396
• Net realized gain (loss) on investments	2,963,005	(36,079)	(1,514)	—	—	(861,535)
• Net change in unrealized appreciation or depreciation on investments	103,046	171,657	5,763	—	—	1,523,656
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,860,262	192,391	7,023	—	—	954,517
Change From Unit Transactions:
• Net unit transactions	(2,565,084)	304,831	(11,156)	—	—	(1,206,893)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,565,084)	304,831	(11,156)	—	—	(1,206,893)
TOTAL INCREASE (DECREASE) IN NET ASSETS	295,178	497,222	(4,133)	—	—	(252,376)
NET ASSETS AT DECEMBER 31, 2019	19,929,374	3,938,719	109,499	—	—	9,916,637
Changes From Operations:
• Net investment income (loss)	(79,523)	32,448	1,238	65,155	3,111	429,413
• Net realized gain (loss) on investments	(571,472)	(559,516)	(15,670)	20,222	4,727	(1,179,873)
• Net change in unrealized appreciation or depreciation on investments	(226,069)	97,418	2,941	490,065	7,747	888,333
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(877,064)	(429,650)	(11,491)	575,442	15,585	137,873
Change From Unit Transactions:
• Net unit transactions	(1,091,228)	(3,509,069)	(98,008)	3,590,454	195,988	251,747
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,091,228)	(3,509,069)	(98,008)	3,590,454	195,988	251,747
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,968,292)	(3,938,719)	(109,499)	4,165,896	211,573	389,620
NET ASSETS AT DECEMBER 31, 2020	$17,961,082	$—	$—	$4,165,896	$211,573	$10,306,257

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class Subaccount	PIMCO VIT Dynamic Bond Portfolio - Advisor Class Subaccount	PIMCO VIT Dynamic Bond Portfolio - Institutional Class Subaccount	PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class Subaccount	PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class Subaccount	Putnam VT Equity Income Fund - Class IA Subaccount	Putnam VT Equity Income Fund - Class IB Subaccount
NET ASSETS AT JANUARY 1, 2019	$21,362	$4,523,447	$43,435	$3,149,906	$43,169	$—	$1,087,043
Changes From Operations:
• Net investment income (loss)	813	133,409	3,775	113,755	2,295	(72)	(823)
• Net realized gain (loss) on investments	(3,064)	7,117	83	3,242	1,086	1,016	130,894
• Net change in unrealized appreciation or depreciation on investments	3,517	14,879	(554)	323,746	3,676	3,176	269,107
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,266	155,405	3,304	440,743	7,057	4,120	399,178
Change From Unit Transactions:
• Net unit transactions	1,631	182,225	53,084	50,647	25,423	190,921	3,517,805
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,631	182,225	53,084	50,647	25,423	190,921	3,517,805
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,897	337,630	56,388	491,390	32,480	195,041	3,916,983
NET ASSETS AT DECEMBER 31, 2019	24,259	4,861,077	99,823	3,641,296	75,649	195,041	5,004,026
Changes From Operations:
• Net investment income (loss)	623	63,234	2,331	95,996	2,064	7,548	(69,599)
• Net realized gain (loss) on investments	(6,060)	(19,122)	(281)	(91,206)	(805)	49,255	573,000
• Net change in unrealized appreciation or depreciation on investments	3,404	84,606	2,056	30,753	2	202,827	2,058,879
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,033)	128,718	4,106	35,543	1,261	259,630	2,562,280
Change From Unit Transactions:
• Net unit transactions	6,255	(794,167)	1,241	(763,532)	(32,619)	1,444,799	16,442,136
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,255	(794,167)	1,241	(763,532)	(32,619)	1,444,799	16,442,136
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,222	(665,449)	5,347	(727,989)	(31,358)	1,704,429	19,004,416
NET ASSETS AT DECEMBER 31, 2020	$28,481	$4,195,628	$105,170	$2,913,307	$44,291	$1,899,470	$24,008,442

See accompanying notes.

	Putnam VT George Putnam Balanced Fund - Class IA Subaccount	Putnam VT George Putnam Balanced Fund - Class IB Subaccount	Putnam VT Global Health Care Fund - Class IA Subaccount	Putnam VT Global Health Care Fund - Class IB Subaccount	Putnam VT Income Fund - Class IA Subaccount	Putnam VT Income Fund - Class IB Subaccount
NET ASSETS AT JANUARY 1, 2019	$—	$25,463,065	$231,406	$14,596,056	$39,502	$6,686,164
Changes From Operations:
• Net investment income (loss)	(827)	(230,326)	(500)	(194,924)	10,461	137,603
• Net realized gain (loss) on investments	118	2,345,461	9,510	391,294	3,122	117,451
• Net change in unrealized appreciation or depreciation on investments	38,186	6,198,223	67,512	3,713,983	2,999	535,438
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,477	8,313,358	76,522	3,910,353	16,582	790,492
Change From Unit Transactions:
• Net unit transactions	444,117	29,288,278	60,339	(164,080)	205,826	1,395,963
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	444,117	29,288,278	60,339	(164,080)	205,826	1,395,963
TOTAL INCREASE (DECREASE) IN NET ASSETS	481,594	37,601,636	136,861	3,746,273	222,408	2,186,455
NET ASSETS AT DECEMBER 31, 2019	481,594	63,064,701	368,267	18,342,329	261,910	8,872,619
Changes From Operations:
• Net investment income (loss)	4,253	(434,615)	(81)	(137,196)	33,976	334,536
• Net realized gain (loss) on investments	36,304	4,175,008	44,487	1,724,459	4,277	151,003
• Net change in unrealized appreciation or depreciation on investments	55,009	6,925,312	66,313	760,205	4,136	(90,062)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	95,566	10,665,705	110,719	2,347,468	42,389	395,477
Change From Unit Transactions:
• Net unit transactions	24,081	15,174,206	401,870	(1,563,813)	1,197,265	478,046
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	24,081	15,174,206	401,870	(1,563,813)	1,197,265	478,046
TOTAL INCREASE (DECREASE) IN NET ASSETS	119,647	25,839,911	512,589	783,655	1,239,654	873,523
NET ASSETS AT DECEMBER 31, 2020	$601,241	$88,904,612	$880,856	$19,125,984	$1,501,564	$9,746,142

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Putnam VT Multi-Asset Absolute Return Fund - Class IA Subaccount	Putnam VT Multi-Asset Absolute Return Fund - Class IB Subaccount	QS Variable Conservative Growth - Class I Subaccount	QS Variable Conservative Growth - Class II Subaccount	Rational Trend Aggregation VA Fund Subaccount	SEI VP Market Growth Strategy Fund - Class II Subaccount	SEI VP Market Growth Strategy Fund - Class III Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,277	$2,827,027	$—	$4,053,245	$1,075,379	$1,953,696	$2,442,821
Changes From Operations:
• Net investment income (loss)	(19)	(31,781)	—	61,278	15,430	47,404	39,249
• Net realized gain (loss) on investments	—	(15,707)	—	119,236	(526)	41,011	67,799
• Net change in unrealized appreciation or depreciation on investments	131	186,252	—	627,356	49,059	254,106	302,648
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	112	138,764	—	807,870	63,963	342,521	409,696
Change From Unit Transactions:
• Net unit transactions	56,360	(354,434)	—	3,350,466	(70,979)	(117,393)	(103,599)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	56,360	(354,434)	—	3,350,466	(70,979)	(117,393)	(103,599)
TOTAL INCREASE (DECREASE) IN NET ASSETS	56,472	(215,670)	—	4,158,336	(7,016)	225,128	306,097
NET ASSETS AT DECEMBER 31, 2019	57,749	2,611,357	—	8,211,581	1,068,363	2,178,824	2,748,918
Changes From Operations:
• Net investment income (loss)	(173)	(26,263)	7	55,968	(6,359)	(4,706)	(9,931)
• Net realized gain (loss) on investments	(519)	(43,874)	(6,880)	220,745	(9,928)	25,923	128,101
• Net change in unrealized appreciation or depreciation on investments	(3,468)	(142,137)	132	834,623	18,066	(40,941)	(202,085)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,160)	(212,274)	(6,741)	1,111,336	1,779	(19,724)	(83,915)
Change From Unit Transactions:
• Net unit transactions	(6,347)	134,355	9,142	2,861,457	(62,801)	(2,159,100)	(2,665,003)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,347)	134,355	9,142	2,861,457	(62,801)	(2,159,100)	(2,665,003)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,507)	(77,919)	2,401	3,972,793	(61,022)	(2,178,824)	(2,748,918)
NET ASSETS AT DECEMBER 31, 2020	$47,242	$2,533,438	$2,401	$12,184,374	$1,007,341	$—	$—

See accompanying notes.

	SEI VP Market Plus Strategy Fund - Class III Subaccount	Templeton Foreign VIP Fund - Class 1 Subaccount	Templeton Foreign VIP Fund - Class 4 Subaccount	Templeton Global Bond VIP Fund - Class 1 Subaccount	Templeton Global Bond VIP Fund - Class 2 Subaccount	Templeton Global Bond VIP Fund - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,953,046	$43,259	$3,167,816	$4,227,873	$297,732,864	$28,763,421
Changes From Operations:
• Net investment income (loss)	10,380	941	12,162	311,360	15,965,502	1,669,919
• Net realized gain (loss) on investments	103,218	(1,698)	11,636	(8,270)	(1,658,316)	(41,849)
• Net change in unrealized appreciation or depreciation on investments	170,415	5,894	343,871	(226,913)	(12,864,735)	(1,441,153)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	284,013	5,137	367,669	76,177	1,442,451	186,917
Change From Unit Transactions:
• Net unit transactions	(1,166,976)	27,816	187,683	566,696	(19,758,953)	1,995,631
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,166,976)	27,816	187,683	566,696	(19,758,953)	1,995,631
TOTAL INCREASE (DECREASE) IN NET ASSETS	(882,963)	32,953	555,352	642,873	(18,316,502)	2,182,548
NET ASSETS AT DECEMBER 31, 2019	1,070,083	76,212	3,723,168	4,870,746	279,416,362	30,945,969
Changes From Operations:
• Net investment income (loss)	(6,464)	2,949	68,224	237,890	16,664,455	1,932,400
• Net realized gain (loss) on investments	76,537	(910)	(153,825)	(215,069)	(6,580,603)	(1,054,163)
• Net change in unrealized appreciation or depreciation on investments	(94,981)	1,993	13,137	(266,845)	(28,477,485)	(2,832,778)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(24,908)	4,032	(72,464)	(244,024)	(18,393,633)	(1,954,541)
Change From Unit Transactions:
• Net unit transactions	(1,045,175)	26,444	82,414	(1,356,564)	(8,735,811)	(3,630,703)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,045,175)	26,444	82,414	(1,356,564)	(8,735,811)	(3,630,703)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,070,083)	30,476	9,950	(1,600,588)	(27,129,444)	(5,585,244)
NET ASSETS AT DECEMBER 31, 2020	$—	$106,688	$3,733,118	$3,270,158	$252,286,918	$25,360,725

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Templeton Growth VIP Fund - Class 2 Subaccount	TOPS® Moderate Growth ETF Portfolio - Service Class Shares Subaccount	VanEck VIP Global Hard Assets Fund - Class S Shares Subaccount
NET ASSETS AT JANUARY 1, 2019	$21,850,180	$—	$2,509,607
Changes From Operations:
• Net investment income (loss)	232,536	(26,225)	(35,885)
• Net realized gain (loss) on investments	3,363,159	13,346	(107,733)
• Net change in unrealized appreciation or depreciation on investments	(854,559)	450,442	402,544
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,741,136	437,563	258,926
Change From Unit Transactions:
• Net unit transactions	(2,510,534)	11,180,973	421,026
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,510,534)	11,180,973	421,026
TOTAL INCREASE (DECREASE) IN NET ASSETS	230,602	11,618,536	679,952
NET ASSETS AT DECEMBER 31, 2019	22,080,782	11,618,536	3,189,559
Changes From Operations:
• Net investment income (loss)	243,123	(23,930)	(12,083)
• Net realized gain (loss) on investments	(1,165,452)	21,885	(347,488)
• Net change in unrealized appreciation or depreciation on investments	1,560,397	899,465	1,033,503
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	638,068	897,420	673,932
Change From Unit Transactions:
• Net unit transactions	(1,758,742)	(686,166)	1,558,190
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,758,742)	(686,166)	1,558,190
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,120,674)	211,254	2,232,122
NET ASSETS AT DECEMBER 31, 2020	$20,960,108	$11,829,790	$5,421,681

See accompanying notes.

	VanEck VIP Global Hard Assets Fund - Initial Class Shares Subaccount	Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares Subaccount	Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares Subaccount
NET ASSETS AT JANUARY 1, 2019	$298,218	$14,052,231	$545,415
Changes From Operations:
• Net investment income (loss)	(1,257)	410,504	29,325
• Net realized gain (loss) on investments	(8,719)	365	(39)
• Net change in unrealized appreciation or depreciation on investments	44,787	888,928	38,465
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,811	1,299,797	67,751
Change From Unit Transactions:
• Net unit transactions	2,069	544,925	214,361
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,069	544,925	214,361
TOTAL INCREASE (DECREASE) IN NET ASSETS	36,880	1,844,722	282,112
NET ASSETS AT DECEMBER 31, 2019	335,098	15,896,953	827,527
Changes From Operations:
• Net investment income (loss)	979	339,052	9,910
• Net realized gain (loss) on investments	(20,218)	(55,639)	(19,786)
• Net change in unrealized appreciation or depreciation on investments	211,125	461,653	12,389
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	191,886	745,066	2,513
Change From Unit Transactions:
• Net unit transactions	430,170	(412,573)	(465,619)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	430,170	(412,573)	(465,619)
TOTAL INCREASE (DECREASE) IN NET ASSETS	622,056	332,493	(463,106)
NET ASSETS AT DECEMBER 31, 2020	$957,154	$16,229,446	$364,421

Lincoln Life Variable Annuity Account N

Notes to financial statements

December 31, 2020

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Variable Annuity Account N (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of forty-six products as follows:

• Lincoln ChoicePlus
• Lincoln ChoicePlus Access
• Lincoln ChoicePlus Advisory
• Lincoln ChoicePlus Assurance (Prime)
• Lincoln ChoicePlus Assurance A Class
• Lincoln ChoicePlus Assurance A Share
• Lincoln ChoicePlus Assurance A Share Fee-Based
• Lincoln ChoicePlus Assurance B Class
• Lincoln ChoicePlus Assurance B Share
• Lincoln ChoicePlus Assurance Bonus
• Lincoln ChoicePlus Assurance C Share
• Lincoln ChoicePlus Assurance L Share
• Lincoln ChoicePlus Assurance Series B-Share
• Lincoln ChoicePlus Assurance Series C-Share
• Lincoln ChoicePlus Assurance Series L-Share
• Lincoln ChoicePlus Bonus
• Lincoln ChoicePlus Design 1
• Lincoln ChoicePlus Design 2	• Lincoln ChoicePlus Design 3
• Lincoln ChoicePlus Fusion
• Lincoln ChoicePlus Rollover
• Lincoln ChoicePlus Select B-Share
• Lincoln ChoicePlus Signature 1
• Lincoln ChoicePlus Signature 2
• Lincoln ChoicePlus II
• Lincoln ChoicePlus II Access
• Lincoln ChoicePlus II Advance
• Lincoln ChoicePlus II Bonus
• Lincoln Core Income
• Lincoln InvestmentSolutions
• Lincoln InvestmentSolutions RIA
• Lincoln Investor Advantage Advisory
• Lincoln Investor Advantage Advisory Choice
• Lincoln Investor Advantage B-Share
• Lincoln Investor Advantage C-Share
• Lincoln Investor Advantage Fee-Based
• Lincoln Investor Advantage RIA
• Lincoln Investor Advantage RIA Class • Lincoln Level Advantage Access B Share • Lincoln Level Advantage Advisory • Lincoln Level Advantage Advisory Class • Lincoln Level Advantage B Class	• Lincoln Level Advantage B Share • Lincoln Level Advantage Design Advisory • Lincoln Level Advantage Design B Share • Lincoln Level Advantage Select B Share

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of four hundred thirty-five available mutual funds(the Funds) of thirty-four open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco Oppenheimer V.I. Global Fund - Series II Shares

Invesco Oppenheimer V.I. International Growth Fund - Series I Shares

Invesco Oppenheimer V.I. International Growth Fund - Series II Shares

Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares

Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series II Shares

Invesco V.I. American Franchise Fund - Series I Shares

Invesco V.I. American Franchise Fund - Series II Shares

Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares

Invesco V.I. Comstock Fund - Series I Shares

Invesco V.I. Comstock Fund - Series II Shares

Invesco V.I. Core Equity Fund - Series I Shares

Invesco V.I. Core Equity Fund - Series II Shares

Invesco V.I. Diversified Dividend Fund - Series I Shares

Invesco V.I. Diversified Dividend Fund - Series II Shares

Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares

Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares

Invesco V.I. Equity and Income Fund - Series I Shares

Invesco V.I. Equity and Income Fund - Series II Shares

Invesco V.I. International Growth Fund - Series I Shares

Invesco V.I. International Growth Fund - Series II Shares

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class A**

AB VPS Global Thematic Growth Portfolio - Class B

AB VPS Growth and Income Portfolio - Class A**

AB VPS Growth and Income Portfolio - Class B**

AB VPS International Value Portfolio - Class A**

AB VPS International Value Portfolio - Class B

AB VPS Large Cap Growth Portfolio - Class B

AB VPS Small/Mid Cap Value Portfolio - Class A

AB VPS Small/Mid Cap Value Portfolio - Class B

ALPS Variable Investment Trust:

ALPS/Alerian Energy Infrastructure Portfolio - Class I

ALPS/Alerian Energy Infrastructure Portfolio - Class III

ALPS/Red Rocks Global Opportunity Portfolio - Class I

ALPS/Red Rocks Global Opportunity Portfolio - Class III

American Century Variable Portfolios, Inc.:

American Century VP Balanced Fund - Class I

American Century VP Balanced Fund - Class II

American Century VP Inflation Protection Fund - Class I**

American Century VP Inflation Protection Fund - Class II

American Century VP Large Company Value Fund - Class I

American Century VP Large Company Value Fund - Class II

American Funds Insurance Series®:

American Funds Asset Allocation Fund - Class 1

American Funds Asset Allocation Fund - Class 1A

American Funds Asset Allocation Fund - Class 4

American Funds Blue Chip Income and Growth Fund - Class 1

American Funds Blue Chip Income and Growth Fund - Class 1A

American Funds Blue Chip Income and Growth Fund - Class 4

American Funds Bond Fund - Class 1

American Funds Bond Fund - Class 1A

American Funds Capital Income Builder® - Class 1

American Funds Capital Income Builder® - Class 1A

American Funds Capital Income Builder® - Class 4

American Funds Capital World Bond Fund - Class 1

American Funds Capital World Bond Fund - Class 1A

American Funds Global Balanced Fund - Class 1

American Funds Global Balanced Fund - Class 1A

American Funds Global Growth and Income Fund - Class 1

American Funds Global Growth and Income Fund - Class 1A

American Funds Global Growth Fund - Class 1

American Funds Global Growth Fund - Class 1A

American Funds Global Growth Fund - Class 2

American Funds Global Growth Fund - Class 4

American Funds Global Small Capitalization Fund - Class 1

American Funds Global Small Capitalization Fund - Class 1A

American Funds Global Small Capitalization Fund - Class 2

American Funds Global Small Capitalization Fund - Class 4

American Funds Growth Fund - Class 1

American Funds Growth Fund - Class 1A

American Funds Growth Fund - Class 2

American Funds Growth Fund - Class 4

American Funds Growth-Income Fund - Class 1

American Funds Growth-Income Fund - Class 1A

American Funds Growth-Income Fund - Class 2

American Funds Growth-Income Fund - Class 4

American Funds High-Income Bond Fund - Class 1

American Funds High-Income Bond Fund - Class 1A

American Funds International Fund - Class 1

American Funds International Fund - Class 1A

American Funds International Fund - Class 2

American Funds International Fund - Class 4

American Funds International Growth and Income Fund - Class 1

American Funds International Growth and Income Fund - Class 1A

American Funds Managed Risk Asset Allocation Fund - Class P1

American Funds Managed Risk Asset Allocation Fund - Class P2

American Funds Managed Risk Blue Chip Income and Growth Fund - Class P1

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

American Funds Managed Risk Growth Fund - Class P1

American Funds Managed Risk Growth-Income Fund - Class P1

American Funds Managed Risk International Fund - Class P1

American Funds Mortgage Fund - Class 1

American Funds Mortgage Fund - Class 1A

American Funds Mortgage Fund - Class 4

American Funds New World Fund® - Class 1

American Funds New World Fund® - Class 1A

American Funds New World Fund® - Class 4

American Funds U.S. Government/AAA-Rated Securities Fund - Class 1

American Funds U.S. Government/AAA-Rated Securities Fund - Class 1A

American Funds U.S. Government/AAA-Rated Securities Fund - Class 4**

BlackRock Variable Series Funds, Inc.:

BlackRock Global Allocation V.I. Fund - Class I

BlackRock Global Allocation V.I. Fund - Class III

Columbia Funds Variable Insurance Trust:

Columbia VP Strategic Income Fund - Class 1

Columbia VP Strategic Income Fund - Class 2

Columbia Funds Variable Insurance Trust II:

Columbia VP Commodity Strategy Fund - Class 1

Columbia VP Commodity Strategy Fund - Class 2

Columbia VP Emerging Markets Bond Fund - Class 1

Columbia VP Emerging Markets Bond Fund - Class 2

Delaware VIP® Trust:

Delaware VIP® Diversified Income Series - Service Class

Delaware VIP® Diversified Income Series - Standard Class

Delaware VIP® Emerging Markets Series - Service Class

Delaware VIP® Emerging Markets Series - Standard Class

Delaware VIP® High Yield Series - Service Class

Delaware VIP® High Yield Series - Standard Class

Delaware VIP® International Series - Standard Class

Delaware VIP® Limited-Term Diversified Income Series - Service Class

Delaware VIP® Limited-Term Diversified Income Series - Standard Class

Delaware VIP® REIT Series - Service Class

Delaware VIP® REIT Series - Standard Class

Delaware VIP® Small Cap Value Series - Service Class

Delaware VIP® Small Cap Value Series - Standard Class

Delaware VIP® Smid Cap Core Series - Service Class

Delaware VIP® Smid Cap Core Series - Standard Class

Delaware VIP® U.S. Growth Series - Service Class

Delaware VIP® U.S. Growth Series - Standard Class

Delaware VIP® Value Series - Service Class

Delaware VIP® Value Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Equity 500 Index VIP Portfolio - Class B**

DWS Small Cap Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class B**

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

DWS Alternative Asset Allocation VIP Portfolio - Class B

Eaton Vance Variable Trust:

Eaton Vance VT Floating-Rate Income Fund - ADV Class

Eaton Vance VT Floating-Rate Income Fund - Initial Class

Fidelity® Variable Insurance Products:

Fidelity® VIP Balanced Portfolio - Initial Class

Fidelity® VIP Balanced Portfolio - Service Class 2

Fidelity® VIP Contrafund® Portfolio - Initial Class

Fidelity® VIP Contrafund® Portfolio - Service Class**

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP FundsManager® 50% Portfolio - Investor Class

Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2

Fidelity® VIP Growth Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Service Class**

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Overseas Portfolio - Initial Class**

Fidelity® VIP Overseas Portfolio - Service Class**

Fidelity® VIP Overseas Portfolio - Service Class 2**

Fidelity® VIP Strategic Income Portfolio - Initial Class

Fidelity® VIP Strategic Income Portfolio - Service Class 2

First Trust Variable Insurance Trust:

First Trust Capital Strength Portfolio - Class I

First Trust Capital Strength Portfolio - Class II

First Trust Dorsey Wright Tactical Core Portfolio - Class I

First Trust Dorsey Wright Tactical Core Portfolio - Class II

First Trust International Developed Capital Strength Portfolio - Class I

First Trust International Developed Capital Strength Portfolio - Class II

First Trust Multi Income Allocation Portfolio - Class I

First Trust Multi Income Allocation Portfolio - Class II**

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I

First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II

Franklin Templeton Variable Insurance Products Trust:

Franklin Allocation VIP Fund - Class 1**

Franklin Allocation VIP Fund - Class 4

Franklin Income VIP Fund - Class 1

Franklin Income VIP Fund - Class 2

Franklin Income VIP Fund - Class 4

Franklin Mutual Shares VIP Fund - Class 1

Franklin Mutual Shares VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 4

Franklin Rising Dividends VIP Fund - Class 1

Franklin Rising Dividends VIP Fund - Class 4

Franklin Small Cap Value VIP Fund - Class 1

Franklin Small Cap Value VIP Fund - Class 4

Franklin Small-Mid Cap Growth VIP Fund - Class 1

Franklin Small-Mid Cap Growth VIP Fund - Class 2**

Franklin Small-Mid Cap Growth VIP Fund - Class 4

Templeton Foreign VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 4

Templeton Global Bond VIP Fund - Class 1

Templeton Global Bond VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 4

Templeton Growth VIP Fund - Class 1**

Templeton Growth VIP Fund - Class 2

Goldman Sachs Variable Insurance Trust:

Goldman Sachs VIT Government Money Market Fund - Institutional Shares

Goldman Sachs VIT Government Money Market Fund - Service Shares

Goldman Sachs VIT Large Cap Value Fund - Service Shares

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares

Hartford Series Fund, Inc.:

Hartford Capital Appreciation HLS Fund - Class IA

Hartford Capital Appreciation HLS Fund - Class IC

Ivy Variable Insurance Portfolios:

Ivy VIP Asset Strategy Portfolio - Class I

Ivy VIP Asset Strategy Portfolio - Class II

Ivy VIP Energy Portfolio - Class I

Ivy VIP Energy Portfolio - Class II

Ivy VIP High Income Portfolio - Class I

Ivy VIP High Income Portfolio - Class II

Ivy VIP Mid Cap Growth Portfolio - Class I

Ivy VIP Mid Cap Growth Portfolio - Class II

Ivy VIP Science and Technology Portfolio - Class I

Ivy VIP Science and Technology Portfolio - Class II

Ivy VIP Small Cap Growth Portfolio - Class I

Ivy VIP Small Cap Growth Portfolio - Class II

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Service Shares

Janus Henderson Enterprise Portfolio - Service Shares

Janus Henderson Global Research Portfolio - Service Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Core Bond Portfolio - Class 1

JPMorgan Insurance Trust Core Bond Portfolio - Class 2

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1**

JPMorgan Insurance Trust Global Allocation Portfolio - Class 2

JPMorgan Insurance Trust Income Builder Portfolio - Class 1

JPMorgan Insurance Trust Income Builder Portfolio - Class 2

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Portfolio - Class I

ClearBridge Variable Aggressive Growth Portfolio - Class II

ClearBridge Variable Large Cap Growth Portfolio - Class I

ClearBridge Variable Large Cap Growth Portfolio - Class II

ClearBridge Variable Mid Cap Portfolio - Class I

ClearBridge Variable Mid Cap Portfolio - Class II

QS Variable Conservative Growth - Class I

QS Variable Conservative Growth - Class II

Lincoln Variable Insurance Products Trust*:

Lincoln iShares® Fixed Income Allocation Fund - Standard Class

Lincoln iShares® Global Growth Allocation Fund - Standard Class

Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class

LVIP American Balanced Allocation Fund - Service Class

LVIP American Balanced Allocation Fund - Standard Class

LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class

LVIP American Century Select Mid Cap Managed Volatility Fund - Standard Class**

LVIP American Global Balanced Allocation Managed Risk Fund - Service Class

LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class

LVIP American Global Growth Allocation Managed Risk Fund - Service Class

LVIP American Global Growth Allocation Managed Risk Fund - Standard Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP American Global Growth Fund - Service Class II

LVIP American Global Small Capitalization Fund - Service Class II

LVIP American Growth Allocation Fund - Service Class

LVIP American Growth Allocation Fund - Standard Class

LVIP American Growth Fund - Service Class II

LVIP American Growth-Income Fund - Service Class II

LVIP American Income Allocation Fund - Standard Class

LVIP American International Fund - Service Class II

LVIP American Preservation Fund - Service Class

LVIP American Preservation Fund - Standard Class

LVIP Baron Growth Opportunities Fund - Service Class

LVIP Baron Growth Opportunities Fund - Standard Class

LVIP BlackRock Advantage Allocation Fund - Service Class

LVIP BlackRock Advantage Allocation Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Allocation Managed Risk Fund - Service Class

LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class**

LVIP BlackRock Global Real Estate Fund - Service Class

LVIP BlackRock Global Real Estate Fund - Standard Class

LVIP BlackRock Inflation Protected Bond Fund - Service Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class**

LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Service Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Service Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Service Class

LVIP Delaware Diversified Floating Rate Fund - Standard Class

LVIP Delaware Mid Cap Value Fund - Service Class

LVIP Delaware Mid Cap Value Fund - Standard Class**

LVIP Delaware Social Awareness Fund - Service Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Service Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Core Equity Fund - Service Class

LVIP Dimensional International Core Equity Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Service Class

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Service Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund - Service Class

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class

LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class

LVIP Dimensional/Vanguard Total Bond Fund - Service Class

LVIP Dimensional/Vanguard Total Bond Fund - Standard Class

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class

LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class

LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Service Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Service Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Service Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Service Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Service Class

LVIP Government Money Market Fund - Standard Class

LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class

LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class

LVIP JPMorgan High Yield Fund - Service Class

LVIP JPMorgan High Yield Fund - Standard Class

LVIP JPMorgan Retirement Income Fund - Service Class

LVIP JPMorgan Retirement Income Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP Loomis Sayles Global Growth Fund - Service Class

LVIP Loomis Sayles Global Growth Fund - Standard Class

LVIP MFS International Equity Managed Volatility Fund - Service Class

LVIP MFS International Equity Managed Volatility Fund - Standard Class**

LVIP MFS International Growth Fund - Service Class

LVIP MFS International Growth Fund - Standard Class

LVIP MFS Value Fund - Service Class

LVIP MFS Value Fund - Standard Class

LVIP Mondrian International Value Fund - Service Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class

LVIP PIMCO Low Duration Bond Fund - Service Class

LVIP PIMCO Low Duration Bond Fund - Standard Class

LVIP SSGA Bond Index Fund - Service Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Conservative Index Allocation Fund - Service Class

LVIP SSGA Conservative Index Allocation Fund - Standard Class

LVIP SSGA Conservative Structured Allocation Fund - Service Class

LVIP SSGA Conservative Structured Allocation Fund - Standard Class

LVIP SSGA Developed International 150 Fund - Service Class

LVIP SSGA Developed International 150 Fund - Standard Class

LVIP SSGA Emerging Markets 100 Fund - Service Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Emerging Markets Equity Index Fund - Service Class

LVIP SSGA Emerging Markets Equity Index Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Service Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Service Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap 100 Fund - Service Class

LVIP SSGA Large Cap 100 Fund - Standard Class

LVIP SSGA Large Cap Managed Volatility Fund - Service Class

LVIP SSGA Large Cap Managed Volatility Fund - Standard Class**

LVIP SSGA Mid-Cap Index Fund - Service Class

LVIP SSGA Mid-Cap Index Fund - Standard Class

LVIP SSGA Moderate Index Allocation Fund - Service Class

LVIP SSGA Moderate Index Allocation Fund - Standard Class

LVIP SSGA Moderate Structured Allocation Fund - Service Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSGA Moderate Structured Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Service Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Short-Term Bond Index Fund - Service Class

LVIP SSGA Short-Term Bond Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Service Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA Small-Mid Cap 200 Fund - Service Class

LVIP SSGA Small-Mid Cap 200 Fund - Standard Class

LVIP SSGA SMID Cap Managed Volatility Fund - Service Class

LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class

LVIP T. Rowe Price 2010 Fund - Service Class

LVIP T. Rowe Price 2010 Fund - Standard Class**

LVIP T. Rowe Price 2020 Fund - Service Class

LVIP T. Rowe Price 2020 Fund - Standard Class**

LVIP T. Rowe Price 2030 Fund - Service Class

LVIP T. Rowe Price 2030 Fund - Standard Class**

LVIP T. Rowe Price 2040 Fund - Service Class

LVIP T. Rowe Price 2040 Fund - Standard Class**

LVIP T. Rowe Price Growth Stock Fund - Service Class

LVIP T. Rowe Price Growth Stock Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Service Class

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class

LVIP Vanguard Domestic Equity ETF Fund - Service Class

LVIP Vanguard Domestic Equity ETF Fund - Standard Class

LVIP Vanguard International Equity ETF Fund - Service Class

LVIP Vanguard International Equity ETF Fund - Standard Class

LVIP Wellington Capital Growth Fund - Service Class

LVIP Wellington Capital Growth Fund - Standard Class

LVIP Wellington Mid-Cap Value Fund - Service Class

LVIP Wellington Mid-Cap Value Fund - Standard Class

LVIP Western Asset Core Bond Fund - Service Class

LVIP Western Asset Core Bond Fund - Standard Class

Lord Abbett Series Fund, Inc.:

Lord Abbett Series Fund Bond Debenture Portfolio - Class VC

Lord Abbett Series Fund Developing Growth Portfolio - Class VC

Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC

Lord Abbett Series Fund Short Duration Income Portfolio - Class VC

MFS® Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class

MFS® VIT Growth Series - Service Class

MFS® VIT Total Return Series - Initial Class

MFS® VIT Total Return Series - Service Class

MFS® VIT Utilities Series - Initial Class

MFS® VIT Utilities Series - Service Class

MFS® Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Service Class

MFS® VIT II International Intrinsic Value Portfolio - Initial Class

MFS® VIT II International Intrinsic Value Portfolio - Service Class

Morgan Stanley Variable Insurance Fund, Inc. (VIF):

Morgan Stanley VIF Global Infrastructure Portfolio - Class I

Morgan Stanley VIF Global Infrastructure Portfolio - Class II

Morgan Stanley VIF Growth Portfolio - Class II

Mutual Fund and Variable Insurance Trust:

Rational Trend Aggregation VA Fund

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class**

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Northern Lights Variable Trust:

TOPS® Balanced ETF Portfolio - Service Class Shares**

TOPS® Moderate Growth ETF Portfolio - Service Class Shares

PIMCO Variable Insurance Trust:

PIMCO VIT All Asset Portfolio - Advisor Class

PIMCO VIT All Asset Portfolio - Institutional Class

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class**

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class

PIMCO VIT Dynamic Bond Portfolio - Advisor Class

PIMCO VIT Dynamic Bond Portfolio - Institutional Class

PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class

PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class

Putnam Variable Trust:

Putnam VT Equity Income Fund - Class IA

Putnam VT Equity Income Fund - Class IB

Putnam VT George Putnam Balanced Fund - Class IA

Putnam VT George Putnam Balanced Fund - Class IB

Putnam VT Global Health Care Fund - Class IA

Putnam VT Global Health Care Fund - Class IB

Putnam VT Income Fund - Class IA

Putnam VT Income Fund - Class IB

Putnam VT Multi-Asset Absolute Return Fund - Class IA

Putnam VT Multi-Asset Absolute Return Fund - Class IB

Rydex Variable Trust:

Guggenheim VT Long Short Equity

Guggenheim VT Multi-Hedge Strategies

VanEck VIP Trust:

VanEck VIP Global Hard Assets Fund - Class S Shares

VanEck VIP Global Hard Assets Fund - Initial Class Shares

Virtus Variable Insurance Trust:

Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares

Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares

*  - Denotes an affiliate of the Company

**  - Available fund with no money invested at December 31, 2020

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2020. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state, and mortality tables based on issue year. For issue

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

years 2015 and later, the 2012 IAM Table is used. Issue years 1998 to 2014 use the A2000 individual mortality table. Issue years 1985 to 1997 use the 1983a individual mortality table. Issue years 1976 to 1985 use the 1971 individual mortality table. Tables used for issues prior to 1976 include the Code Progressive with 4-year setback table and Code 49 table.

Investment Fund Changes: During 2019, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2019, the 2019 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2019:

Fidelity® VIP Balanced Portfolio - Initial Class	TOPS® Balanced ETF Portfolio - Service Class Shares
Fidelity® VIP Balanced Portfolio - Service Class 2	TOPS® Moderate Growth ETF Portfolio - Service Class Shares
Putnam VT Equity Income Fund - Class IA

Also during 2019, the following funds changed their names:

Previous Fund Name	New Fund Name
Franklin Founding Funds Allocation VIP Fund - Class 1	Franklin Allocation VIP Fund - Class 1
Franklin Founding Funds Allocation VIP Fund - Class 4	Franklin Allocation VIP Fund - Class 4
LVIP BlackRock Scientific Allocation Fund - Service Class	LVIP BlackRock Advantage Allocation Fund - Service Class
LVIP BlackRock Scientific Allocation Fund - Standard Class	LVIP BlackRock Advantage Allocation Fund - Standard Class
LVIP BlackRock Global Allocation V.I. Managed Risk Fund - Service Class	LVIP BlackRock Global Allocation Managed Risk Fund - Service Class
LVIP BlackRock Global Allocation V.I. Managed Risk Fund - Standard Class	LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class
LVIP Clarion Global Real Estate Fund - Service Class	LVIP BlackRock Global Real Estate Fund - Service Class
LVIP Clarion Global Real Estate Fund - Standard Class	LVIP BlackRock Global Real Estate Fund - Standard Class
LVIP Blended Core Equity Managed Volatility Fund - Service Class	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class
LVIP Blended Core Equity Managed Volatility Fund - Standard Class	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class
LVIP Invesco Select Equity Managed Volatility Fund - Service Class	LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class
LVIP Invesco Select Equity Managed Volatility Fund - Standard Class	LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class
MFS® VIT II International Value Portfolio - Initial Class	MFS® VIT II International Intrinsic Value Portfolio - Initial Class
MFS® VIT II International Value Portfolio - Service Class	MFS® VIT II International Intrinsic Value Portfolio - Service Class

Also during 2019, the AIM Variable Insurance Funds trust assumed the assets and liabilities of the Oppenheimer Variable Account Funds trust. The following funds were affected:

Predecessor Fund	Fund
Oppenheimer Global Fund/VA Service Shares	Invesco Oppenheimer V.I. Global Fund - Series II Shares
Oppenheimer International Growth Fund/VA Non-Service Shares	Invesco Oppenheimer V.I. International Growth Fund - Series I Shares
Oppenheimer International Growth Fund/VA Service Shares	Invesco Oppenheimer V.I. International Growth Fund - Series II Shares
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares
Oppenheimer Main Street Small Cap Fund®/VA Service Shares	Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series II Shares

Also during 2019, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP Franklin Templeton Value Managed Volatility Fund - Service Class	LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
LVIP Franklin Templeton Value Managed Volatility Fund - Standard Class	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Service Class	LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class

Also during 2019, the following funds ceased to be available as investment options to Variable Account contract owners:

ALPS/Stadion Core ETF Portfolio - Class I	ALPS/Stadion Tactical Growth Portfolio - Class III
ALPS/Stadion Core ETF Portfolio - Class III	LVIP Goldman Sachs Income Builder Fund - Service Class
ALPS/Stadion Tactical Growth Portfolio - Class I	LVIP Goldman Sachs Income Builder Fund - Standard Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

During 2020, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2020, the 2020 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2020:

First Trust Capital Strength Portfolio - Class I	First Trust International Developed Capital Strength Portfolio - Class I
First Trust Capital Strength Portfolio - Class II	First Trust International Developed Capital Strength Portfolio - Class II

Also during 2020, the following funds changed their names:

Previous Fund Name	New Fund Name
ALPS/Red Rocks Listed Private Equity Portfolio - Class I	ALPS/Red Rocks Global Opportunity Portfolio - Class I
ALPS/Red Rocks Listed Private Equity Portfolio - Class III	ALPS/Red Rocks Global Opportunity Portfolio - Class III
American Funds Global Bond Fund - Class 1	American Funds Capital World Bond Fund - Class 1
American Funds Global Bond Fund - Class 1A	American Funds Capital World Bond Fund - Class 1A
LVIP Delaware Special Opportunities Fund - Service Class	LVIP Delaware Mid Cap Value Fund - Service Class
LVIP Delaware Special Opportunities Fund - Standard Class	LVIP Delaware Mid Cap Value Fund - Standard Class

Also during 2020, the following funds ceased to be available as investment options to Variable Account contract owners:

Delaware VIP® International Value Equity Series - Standard Class	SEI VP Market Growth Strategy Fund - Class III
PIMCO VIT All Asset All Authority Portfolio - Advisor Class	SEI VP Market Plus Strategy Fund - Class II
PIMCO VIT All Asset All Authority Portfolio - Institutional Class	SEI VP Market Plus Strategy Fund - Class III
SEI VP Market Growth Strategy Fund - Class II

Also during 2020, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
Delaware VIP® International Value Equity Series - Standard Class	Delaware VIP® International Series - Standard Class
PIMCO VIT All Asset All Authority Portfolio - Advisor Class	PIMCO VIT All Asset Portfolio - Advisor Class
PIMCO VIT All Asset All Authority Portfolio - Institutional Class	PIMCO VIT All Asset Portfolio - Institutional Class

COVID-19 Risk: The novel coronavirus (COVID-19), which was first detected in 2020, has resulted in , among other things, stressors to healthcare service infrastructure, country border closings, business and school closings and disruptions to supply chains and customer activity. This pandemic risk could have a significant adverse impact on subaccount investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the forty-six contract types within the Variable Account:

•  Lincoln ChoicePlus at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis).

•  Lincoln ChoicePlus Access at a daily rate of .0038356% to .0089041% (1.40% to 3.25% on an annual basis).

•  Lincoln ChoicePlus Advisory at a daily rate of .0005479% to .0056164% (.20% to 2.05% on an annual basis).

•  Lincoln ChoicePlus Assurance (Prime) at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis).

•  Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis).

•  Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0071233% (.60% to 2.60% on an annual basis).

•  Lincoln ChoicePlus Assurance A Share Fee-Based at a daily rate of .0016438% to .0067123% (.60% to 2.45% on an annual basis).

  For policies issued on or after to 5/22/17 at a daily rate of .0005479% to .0057534% (.20% to 2.10% on an annual basis).

•  Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

•  Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis).

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0091781% (1.40% to 3.35% on an annual basis).

•  Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis).

•  Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis).

•  Lincoln ChoicePlus Assurance Series B-Share at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis).

•  Lincoln ChoicePlus Assurance Series C-Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis).

•  Lincoln ChoicePlus Assurance Series L-Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis).

•  Lincoln ChoicePlus Bonus at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

•  Lincoln ChoicePlus Design 1 at a daily rate of .0030137% to .0080822% (1.10% to 2.95% on an annual basis).

•  Lincoln ChoicePlus Design 2 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis).

•  Lincoln ChoicePlus Design 3 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis).

•  Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (.80% to 2.35% on an annual basis).

•  Lincoln ChoicePlus Rollover at a daily rate of .0027397% to .0078082% (1.00% to 2.85% on an annual basis).

•  Lincoln ChoicePlus Select B-Share at a daily rate of .0026027% to .0078082% (.95% to 2.85% on an annual basis).

•  Lincoln ChoicePlus Signature 1 at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis).

•  Lincoln ChoicePlus Signature 2 at a daily rate of .0038356% to .0094521% (1.40% to 3.45% on an annual basis).

•  Lincoln ChoicePlus II at a daily rate of .0035616% to .0082192% (1.30% to 3.00% on an annual basis).

•  Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0089041% (1.40% to 3.25% on an annual basis).

•  Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0090411% (1.40% to 3.30% on an annual basis).

•  Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

•  Lincoln Core Income at a daily rate of .0015068% to .0031506% (.55% to 1.15% on an annual basis).

•  Lincoln InvestmentSolutions at a daily rate of .0016438% to .0067123% (.60% to 2.45% on an annual basis).

•  Lincoln InvestmentSolutions RIA at a daily rate of .0010959% to .0061644% (.40% to 2.25% on an annual basis).

•  Lincoln Investor Advantage Advisory at a daily rate of .0002739% to .0013699% (.10% to .50% on an annual basis).

•  Lincoln Investor Advantage Advisory Choice at a daily rate of .0000000% to .0011096% (.00% to .40% on an annual basis).

•  Lincoln Investor Advantage B-Share at a daily rate of .0026027% to .0041096% (.95% to 1.50% on an annual basis).

•  Lincoln Investor Advantage C-Share at a daily rate of .0034247% to .0045205% (1.25% to 1.65% on an annual basis).

•  Lincoln Investor Advantage Fee-Based at a daily rate of .0004110% to .0019178% (.15% to .70% on an annual basis).

•  Lincoln Investor Advantage RIA at a daily rate of .0006849% to .0021918% (.25% to .80% on an annual basis).

•  Lincoln Investor Advantage RIA Class at a daily rate of .0009589% to .0020548% (.35% to .75% on an annual basis).

•  Lincoln Level Advantage Access B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis).

•  Lincoln Level Advantage Advisory at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis).

•  Lincoln Level Advantage Advisory Class at a daily rate of .0008219% (.30% on an annual basis).

•  Lincoln Level Advantage B Class at a daily rate of .0035616% (1.30% on an annual basis).

•  Lincoln Level Advantage B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis).

•  Lincoln Level Advantage Design Advisory at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis).

•  Lincoln Level Advantage Design B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis).

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  Lincoln Level Advantage Select B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis).

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The

Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2020 and 2019 were $495,217,299 and $486,712,764, respectively.

For the Lincoln ChoicePlus Assurance A Share, Lincoln ChoicePlus Assurance A Share Fee-Based and Lincoln ChoicePlus Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the Lincoln ChoicePlus Fusion product, a premium based charge or sales charge is applied on a quarterly basis over a seven year period as a percentage (.175% maximum per quarter) of all purchase payments received. For the years ending December 31, 2020 and 2019, sales charges amounted to $230,840 and $277,613, respectively.

Surrender, contract and all other charges are included within Net unit transactions on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2020, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class B
	2020		0.30%	3.20%	$9.82	$38.54	1,585,528	$38,814,294	34.67%	38.67%	0.45%
	2019		0.30%	3.20%	7.19	28.22	1,703,174	30,561,980	25.72%	29.39%	0.15%
	2018		0.30%	3.20%	5.64	22.15	2,185,761	27,872,937	-12.82%	-10.25%	0.00%
	2017		0.30%	3.20%	6.38	25.07	2,049,491	31,775,509	32.07%	35.41%	0.28%
	2016		0.65%	3.15%	4.77	18.73	2,134,613	24,562,976	-3.76%	-1.52%	0.00%
AB VPS International Value Portfolio - Class B
	2020		1.25%	1.25%	8.51	8.51	120	1,018	0.96%	0.96%	1.60%
	2019		1.25%	1.25%	8.43	8.43	123	1,034	15.33%	15.33%	0.82%
	2018		1.25%	1.25%	7.30	7.30	125	916	-23.93%	-23.93%	1.14%
	2017		1.25%	1.25%	9.60	9.60	128	1,232	23.56%	23.56%	1.23%
	2016		1.55%	1.55%	7.53	7.53	326	2,454	-2.31%	-2.31%	0.74%
AB VPS Large Cap Growth Portfolio - Class B
	2020		1.30%	2.80%	23.51	57.18	377,027	11,755,837	31.42%	33.40%	0.00%
	2019		1.30%	2.80%	17.72	42.86	402,252	9,392,883	30.66%	32.63%	0.00%
	2018		1.30%	2.80%	13.42	32.32	469,902	8,454,833	-0.50%	1.00%	0.00%
	2017		1.30%	2.80%	13.36	32.00	579,076	10,225,500	28.04%	29.97%	0.00%
	2016		1.30%	2.80%	10.33	24.62	698,118	9,426,032	-0.47%	1.03%	0.00%
AB VPS Small/Mid Cap Value Portfolio - Class A
	2020		0.35%	0.80%	13.23	14.44	68,698	935,945	2.55%	3.01%	1.19%
	2019		0.35%	0.80%	12.84	14.03	64,185	852,143	19.14%	19.68%	0.61%
	2018		0.35%	0.80%	10.73	11.73	57,086	636,204	-15.71%	-15.32%	0.41%
	2017		0.35%	0.80%	13.66	13.86	33,383	458,767	12.25%	12.70%	0.46%
	2016		0.40%	0.80%	12.30	12.30	31,088	382,005	24.59%	24.59%	0.71%
AB VPS Small/Mid Cap Value Portfolio - Class B
	2020		0.10%	3.30%	11.49	46.31	6,751,352	208,398,187	-0.29%	2.95%	0.82%
	2019		0.10%	3.30%	11.83	45.57	6,383,433	200,074,400	16.01%	19.78%	0.32%
	2018		0.10%	3.30%	10.29	38.54	6,488,398	173,964,293	-18.01%	-15.38%	0.23%
	2017		0.10%	3.25%	13.59	46.14	6,451,753	212,389,129	9.30%	12.51%	0.24%
	2016		0.30%	3.20%	12.25	41.47	6,394,531	191,725,194	20.86%	24.42%	0.32%
ALPS/Alerian Energy Infrastructure Portfolio - Class I
	2020		0.35%	0.40%	6.54	7.96	92,335	728,968	-25.16%	-25.12%	4.42%
	2019		0.35%	0.40%	8.74	10.63	44,988	467,521	20.26%	20.32%	2.07%
	2018		0.35%	0.40%	7.27	8.83	39,507	342,445	-18.90%	-18.86%	1.90%
	2017		0.35%	0.80%	8.83	8.96	54,209	546,169	-1.28%	-0.88%	4.31%
	2016		0.40%	0.80%	8.95	9.04	26,684	241,029	40.26%	40.83%	2.24%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ALPS/Alerian Energy Infrastructure Portfolio - Class III
	2020		0.10%	1.65%	$5.87	$7.90	1,400,938	$9,809,663	-26.35%	-25.20%	7.01%
	2019		0.10%	1.65%	7.97	10.56	583,669	4,962,021	18.44%	20.29%	1.57%
	2018		0.10%	1.65%	6.73	8.78	604,625	4,262,403	-20.28%	-19.04%	1.76%
	2017		0.10%	1.65%	8.44	8.87	647,095	5,663,293	-2.46%	-1.14%	1.93%
	2016		0.30%	1.65%	8.65	8.97	624,350	5,468,502	38.49%	40.37%	2.41%
ALPS/Red Rocks Global Opportunity Portfolio - Class I
	2020		0.35%	0.80%	16.23	17.46	13,185	225,476	8.69%	9.19%	11.12%
	2019		0.35%	0.80%	14.93	15.99	10,534	163,800	39.22%	39.85%	0.00%
	2018		0.35%	0.80%	10.72	11.43	10,588	117,665	-12.92%	-12.52%	7.11%
	2017		0.35%	0.80%	12.31	12.45	4,379	54,484	24.50%	25.00%	3.09%
	2016	3/7/16	0.40%	0.80%	9.89	9.96	2,705	26,876	7.06%	12.99%	3.90%
ALPS/Red Rocks Global Opportunity Portfolio - Class III
	2020		0.10%	1.65%	12.74	17.17	927,691	13,889,927	7.46%	9.14%	11.26%
	2019		0.10%	1.65%	11.82	15.73	1,079,967	15,216,380	37.55%	39.70%	0.00%
	2018		0.10%	1.65%	10.27	11.26	978,824	10,118,893	-13.96%	-12.62%	5.67%
	2017		0.10%	1.65%	11.94	12.38	768,031	9,257,493	22.92%	24.58%	2.78%
	2016		0.30%	1.65%	9.72	9.94	556,329	5,435,000	6.21%	7.65%	0.82%
ALPS/Stadion Core ETF Portfolio - Class I
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.11%
	2018		0.40%	0.75%	11.28	11.28	25,539	281,972	-6.11%	-6.11%	0.56%
	2017		0.40%	0.80%	11.84	12.01	5,042	59,905	12.93%	13.38%	0.27%
	2016		0.40%	0.80%	10.59	10.59	5,276	55,445	11.01%	11.01%	0.00%
ALPS/Stadion Core ETF Portfolio - Class III
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.95%
	2018		0.10%	2.90%	9.59	11.34	1,378,731	13,855,847	-8.76%	-6.21%	0.53%
	2017		0.10%	2.85%	11.35	11.93	917,171	10,143,127	11.71%	13.23%	0.19%
	2016		0.30%	1.65%	10.16	10.33	439,298	4,509,989	9.00%	9.60%	0.00%
ALPS/Stadion Tactical Growth Portfolio - Class III
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.32%
	2018		0.10%	1.65%	10.50	11.47	449,844	4,799,165	-5.84%	-4.37%	0.17%
	2017		0.10%	1.65%	11.15	11.56	439,837	4,962,374	10.35%	11.85%	0.30%
	2016		0.30%	1.65%	10.10	10.33	390,479	3,972,301	7.43%	8.89%	0.33%
American Century VP Balanced Fund - Class I
	2020		0.35%	1.10%	14.37	14.63	41,430	601,320	11.30%	12.13%	1.39%
	2019		0.35%	1.10%	12.91	13.04	21,589	279,986	18.54%	19.43%	1.55%
	2018		0.35%	1.10%	10.92	10.92	19,435	211,885	-4.17%	-4.17%	1.57%
	2017	3/28/17	0.35%	0.35%	11.40	11.40	6,291	71,687	9.44%	9.44%	1.24%
American Century VP Balanced Fund - Class II
	2020		0.10%	3.25%	13.21	15.01	8,888,857	126,659,194	8.68%	12.16%	0.97%
	2019		0.10%	3.25%	12.22	13.43	7,659,272	98,855,604	15.74%	19.27%	1.31%
	2018		0.10%	3.10%	10.56	11.31	6,237,374	68,545,174	-6.87%	-4.03%	1.23%
	2017		0.10%	3.30%	11.35	11.87	4,327,370	50,309,821	10.21%	13.28%	1.41%
	2016	5/25/16	0.30%	3.05%	10.29	10.48	1,761,279	18,291,592	-1.16%	6.73%	0.79%
American Century VP Inflation Protection Fund - Class II
	2020		2.15%	2.15%	13.15	13.15	1,716	22,568	7.22%	7.22%	1.33%
	2019		2.15%	2.15%	12.26	12.26	1,850	22,685	6.59%	6.59%	2.33%
	2018		2.15%	2.15%	11.50	11.50	1,989	22,881	-4.89%	-4.89%	2.76%
	2017		2.15%	2.15%	12.10	12.10	2,133	25,803	1.47%	1.47%	2.51%
	2016	1/22/16	2.15%	2.15%	11.92	11.92	2,283	27,225	-2.86%	-2.86%	1.66%
American Century VP Large Company Value Fund - Class I
	2020		0.35%	2.05%	11.99	12.66	352,175	4,422,020	0.74%	2.26%	1.98%
	2019		0.35%	1.85%	11.90	12.38	243,136	2,996,408	25.14%	27.03%	2.19%
	2018		0.35%	1.85%	9.72	9.74	106,814	1,037,025	-8.50%	-8.36%	1.98%
	2017	6/27/17	0.35%	0.70%	10.61	10.63	33,184	352,509	2.34%	6.58%	0.65%
American Century VP Large Company Value Fund - Class II
	2020		0.10%	3.00%	11.44	12.71	3,741,067	44,915,364	-0.54%	2.39%	1.61%
	2019		0.10%	3.10%	11.37	12.42	3,005,353	35,860,873	23.55%	27.18%	1.92%
	2018		0.10%	3.00%	9.31	9.76	1,512,106	14,387,793	-10.90%	-8.28%	1.81%
	2017	6/7/17	0.10%	3.00%	10.45	10.64	358,793	3,784,362	-0.34%	7.74%	0.89%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Asset Allocation Fund - Class 1
	2020		0.40%	1.95%	$17.27	$23.61	1,119,622	$23,122,488	10.54%	12.26%	1.92%
	2019		0.40%	1.95%	15.38	21.08	1,099,634	20,205,687	19.20%	21.06%	2.16%
	2018		0.40%	1.95%	12.71	17.44	1,126,689	17,154,823	-6.20%	-4.73%	1.88%
	2017		0.40%	1.95%	13.34	18.35	1,175,826	18,849,926	14.26%	16.04%	1.78%
	2016		0.40%	1.95%	11.49	15.84	944,992	13,813,111	7.57%	9.25%	3.09%
American Funds Asset Allocation Fund - Class 1A
	2020		0.35%	1.85%	13.86	14.72	989,334	14,485,246	10.37%	12.04%	1.83%
	2019		0.35%	1.85%	12.56	13.14	814,765	10,654,834	18.97%	20.77%	2.13%
	2018		0.35%	1.85%	10.79	10.88	632,290	6,856,689	-5.30%	-4.92%	1.98%
	2017	4/13/17	0.35%	0.75%	11.39	11.44	358,300	4,093,365	1.37%	10.40%	2.05%
American Funds Asset Allocation Fund - Class 4
	2020		0.00%	1.65%	12.32	16.82	14,431,809	211,800,551	10.32%	12.05%	1.45%
	2019		0.10%	1.65%	11.14	15.04	14,427,833	197,384,725	18.95%	20.80%	1.86%
	2018		0.10%	1.65%	11.29	12.47	11,372,540	134,834,301	-6.39%	-4.93%	1.54%
	2017		0.10%	1.65%	12.52	13.15	9,854,185	125,099,749	14.01%	15.56%	1.45%
	2016		0.30%	1.65%	10.98	11.38	7,898,429	87,672,209	7.38%	8.84%	1.58%
American Funds Blue Chip Income and Growth Fund - Class 1
	2020		0.40%	2.25%	15.37	25.95	191,706	4,075,784	6.62%	8.61%	1.98%
	2019		0.40%	2.25%	14.42	23.94	201,616	3,989,698	18.96%	21.18%	2.27%
	2018		0.40%	2.25%	12.12	19.80	217,870	3,579,695	-10.49%	-8.82%	2.05%
	2017		0.40%	2.25%	14.54	21.75	245,762	4,489,873	15.09%	16.83%	2.26%
	2016		0.40%	1.90%	12.63	18.66	215,617	3,345,018	16.82%	18.58%	2.32%
American Funds Blue Chip Income and Growth Fund - Class 1A
	2020		0.35%	2.05%	12.80	13.70	785,859	10,651,917	6.59%	8.41%	2.06%
	2019		0.35%	2.05%	12.08	12.64	642,137	8,070,736	19.13%	20.93%	2.57%
	2018		0.35%	1.85%	10.14	10.45	302,782	3,151,192	-10.34%	-8.99%	2.73%
	2017	2/24/17	0.35%	1.85%	11.31	11.48	53,961	618,727	5.58%	11.54%	3.87%
American Funds Blue Chip Income and Growth Fund - Class 4
	2020		0.00%	1.65%	11.50	17.25	4,349,925	61,597,418	6.70%	8.36%	1.73%
	2019		0.10%	1.65%	10.75	15.95	3,313,216	46,599,969	19.05%	20.91%	2.08%
	2018		0.10%	1.65%	11.29	13.22	2,576,000	31,919,266	-10.41%	-9.01%	1.98%
	2017		0.10%	1.65%	13.86	14.55	2,122,791	29,875,527	14.79%	16.35%	2.05%
	2016		0.30%	1.65%	12.07	12.51	1,606,020	19,617,556	16.56%	18.14%	2.14%
American Funds Bond Fund - Class 1
	2020		0.60%	2.25%	11.34	13.85	528,521	7,187,090	7.51%	9.30%	2.29%
	2019		0.60%	2.25%	10.55	12.67	558,051	6,957,268	7.26%	9.05%	2.83%
	2018		0.60%	2.25%	9.84	11.62	554,866	6,353,029	-2.66%	-1.04%	2.61%
	2017		0.60%	2.25%	10.77	11.74	549,238	6,361,687	1.92%	3.26%	2.29%
	2016		0.60%	1.90%	10.57	11.37	323,939	3,654,693	1.33%	2.65%	2.06%
American Funds Bond Fund - Class 1A
	2020		0.40%	2.05%	11.37	12.14	659,682	7,917,809	7.45%	9.24%	2.33%
	2019		0.40%	2.05%	10.64	11.11	490,693	5,397,755	7.35%	8.92%	3.05%
	2018		0.40%	1.85%	9.91	10.18	317,437	3,222,604	-2.42%	-1.09%	3.24%
	2017	3/20/17	0.50%	1.85%	10.16	10.29	103,217	1,061,558	-0.11%	2.77%	4.05%
American Funds Capital Income Builder® - Class 1
	2020		0.40%	0.90%	12.62	13.05	77,855	1,011,610	3.71%	4.23%	3.13%
	2019		0.40%	0.90%	12.17	12.52	89,180	1,113,033	17.10%	17.69%	3.16%
	2018		0.40%	0.90%	10.39	10.64	96,253	1,020,906	-7.61%	-7.14%	3.21%
	2017		0.40%	0.90%	11.25	11.46	87,875	1,004,071	12.28%	12.84%	3.02%
	2016		0.40%	1.70%	9.81	10.15	90,463	916,505	2.41%	3.75%	3.55%
American Funds Capital Income Builder® - Class 1A
	2020		0.35%	1.85%	12.24	12.61	487,347	6,114,017	3.24%	4.02%	2.93%
	2019		0.35%	1.10%	11.85	12.12	471,656	5,697,611	16.61%	17.48%	2.95%
	2018		0.35%	1.10%	10.25	10.32	259,735	2,675,912	-7.66%	-7.33%	2.92%
	2017	2/24/17	0.35%	0.70%	11.10	11.13	40,881	454,380	2.13%	9.22%	2.86%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Capital Income Builder® - Class 4
	2020		0.00%	1.65%	$11.12	$12.88	3,891,761	$45,738,644	2.41%	4.01%	2.62%
	2019		0.10%	1.65%	10.83	12.38	4,226,743	48,420,144	15.69%	17.50%	2.67%
	2018		0.10%	1.65%	9.80	10.54	3,831,685	38,062,876	-8.77%	-7.34%	2.73%
	2017		0.10%	1.65%	10.75	11.29	3,196,968	34,882,122	10.81%	12.31%	2.57%
	2016		0.30%	1.65%	9.70	10.05	2,709,830	26,593,272	2.09%	3.47%	2.92%
American Funds Capital World Bond Fund - Class 1
	2020		0.60%	2.15%	10.86	12.61	245,126	3,011,504	7.83%	9.51%	1.42%
	2019		0.60%	2.15%	10.08	11.52	270,386	3,042,027	5.78%	7.43%	1.83%
	2018		0.60%	2.15%	9.53	10.72	269,938	2,831,460	-3.24%	-1.73%	2.36%
	2017		0.60%	2.15%	9.85	10.91	263,558	2,829,781	4.84%	6.47%	0.58%
	2016		0.60%	2.15%	9.39	10.25	219,952	2,222,585	0.73%	2.31%	0.82%
American Funds Capital World Bond Fund - Class 1A
	2020		0.40%	0.90%	12.07	12.26	56,389	690,555	8.90%	9.34%	1.38%
	2019		0.50%	0.90%	11.15	11.21	39,652	444,358	7.00%	7.22%	1.63%
	2018		0.50%	0.70%	10.46	10.46	37,325	390,245	-1.79%	-1.79%	2.85%
	2017	6/27/17	0.50%	0.50%	10.65	10.65	6,006	63,963	1.31%	1.31%	0.96%
American Funds Global Balanced Fund - Class 1
	2020		0.60%	1.90%	18.41	18.49	44,432	815,403	9.82%	9.87%	1.39%
	2019		0.60%	0.65%	16.76	16.83	42,469	711,904	20.00%	20.06%	1.71%
	2018		0.60%	0.65%	13.97	14.02	37,117	518,492	-6.42%	-6.37%	1.54%
	2017		0.60%	0.65%	14.92	14.97	37,258	556,175	19.14%	19.20%	1.11%
	2016		0.60%	0.65%	12.53	12.56	44,349	555,860	4.05%	4.11%	2.23%
American Funds Global Balanced Fund - Class 1A
	2020		0.50%	1.85%	13.77	14.53	162,633	2,358,492	8.23%	9.70%	1.13%
	2019		0.50%	1.85%	13.01	13.25	171,664	2,270,504	19.22%	19.93%	1.29%
	2018		0.50%	1.10%	11.04	11.04	177,417	1,958,576	-6.50%	-6.50%	2.45%
	2017	7/25/17	0.50%	0.50%	11.81	11.81	20,221	238,878	5.60%	5.60%	2.40%
American Funds Global Growth and Income Fund - Class 1
	2020		0.60%	1.90%	20.54	23.28	68,263	1,536,873	6.98%	8.38%	1.49%
	2019		0.60%	1.90%	19.20	21.48	75,278	1,571,104	28.92%	30.60%	2.17%
	2018		0.60%	1.90%	14.89	16.44	81,409	1,303,938	-11.06%	-9.90%	1.90%
	2017		0.60%	1.90%	16.74	18.25	79,422	1,415,352	24.03%	25.65%	2.18%
	2016		0.60%	1.90%	13.50	14.53	102,601	1,471,459	5.59%	6.97%	2.57%
American Funds Global Growth and Income Fund - Class 1A
	2020		0.40%	0.70%	15.60	15.79	151,028	2,375,561	8.01%	8.34%	1.44%
	2019		0.40%	0.70%	14.45	14.53	130,018	1,889,440	30.13%	30.39%	2.30%
	2018		0.50%	0.70%	11.15	11.15	82,192	916,018	-10.07%	-10.07%	2.37%
	2017	7/28/17	0.50%	0.50%	12.39	12.39	9,631	119,368	6.84%	6.84%	2.20%
American Funds Global Growth Fund - Class 1
	2020		0.40%	1.95%	22.72	46.33	78,530	2,517,988	28.26%	30.26%	0.58%
	2019		0.40%	1.95%	17.51	35.64	95,290	2,477,551	32.99%	35.07%	1.39%
	2018		0.40%	1.95%	13.02	26.44	98,245	1,947,426	-10.58%	-9.18%	0.92%
	2017		0.40%	1.95%	14.39	29.17	100,452	2,230,705	29.37%	31.28%	0.87%
	2016		0.40%	1.90%	11.00	22.26	120,828	2,168,663	-1.03%	0.47%	1.14%
American Funds Global Growth Fund - Class 1A
	2020		0.35%	2.05%	19.10	20.44	515,212	10,430,259	27.84%	30.03%	0.37%
	2019		0.35%	2.05%	15.03	15.72	420,030	6,560,863	32.74%	34.74%	1.22%
	2018		0.35%	1.85%	11.63	11.67	393,739	4,575,458	-9.48%	-9.34%	0.88%
	2017	2/24/17	0.35%	1.75%	12.69	12.87	134,709	1,729,281	0.00%	23.46%	1.69%
American Funds Global Growth Fund - Class 2
	2020		0.60%	3.45%	17.81	47.51	8,121,738	328,767,271	26.04%	29.69%	0.35%
	2019		0.60%	3.45%	14.13	36.89	9,402,590	296,684,633	30.69%	34.47%	1.08%
	2018		0.60%	3.45%	10.81	27.63	10,747,038	254,965,014	-12.13%	-9.63%	0.65%
	2017		0.65%	3.45%	17.26	30.77	11,616,271	308,500,828	27.40%	30.62%	0.64%
	2016		0.65%	3.15%	13.55	23.71	13,247,007	273,063,601	-2.50%	-0.03%	0.83%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Global Growth Fund - Class 4
	2020		0.00%	1.65%	$14.67	$22.71	4,705,276	$89,354,404	28.04%	30.04%	0.15%
	2019		0.10%	1.65%	11.42	17.50	4,428,445	67,752,680	32.67%	34.74%	1.00%
	2018		0.10%	1.65%	10.03	13.01	3,751,451	44,520,431	-10.72%	-9.33%	0.56%
	2017		0.10%	1.65%	13.69	14.38	2,754,870	37,676,270	28.97%	30.72%	0.73%
	2016		0.30%	1.65%	10.62	11.00	1,566,169	16,824,684	-1.27%	0.07%	0.69%
American Funds Global Small Capitalization Fund - Class 1
	2020		0.40%	1.85%	19.30	38.99	57,975	1,593,283	27.66%	29.53%	0.21%
	2019		0.40%	1.90%	14.96	30.16	63,858	1,426,291	29.36%	31.32%	0.39%
	2018		0.40%	1.90%	11.44	23.01	71,760	1,246,968	-11.99%	-10.66%	0.33%
	2017		0.40%	1.90%	12.85	25.81	74,101	1,447,426	23.84%	25.71%	0.67%
	2016		0.40%	1.90%	10.26	20.57	72,209	1,145,718	0.42%	1.94%	0.61%
American Funds Global Small Capitalization Fund - Class 1A
	2020		0.35%	0.90%	18.25	18.55	57,833	1,066,841	28.75%	29.27%	0.15%
	2019		0.35%	0.75%	14.17	14.35	39,157	560,250	30.58%	31.10%	0.23%
	2018		0.35%	0.75%	10.91	10.94	31,343	342,208	-11.00%	-10.87%	0.20%
	2017	2/24/17	0.35%	0.50%	12.26	12.28	14,797	181,646	9.37%	17.98%	0.59%
American Funds Global Small Capitalization Fund - Class 2
	2020		0.60%	3.15%	18.55	59.98	12,394,754	400,773,897	25.70%	28.94%	0.17%
	2019		0.60%	3.15%	14.76	47.10	14,687,683	370,661,349	27.44%	30.73%	0.15%
	2018		0.60%	3.15%	11.58	36.48	16,962,993	329,926,725	-13.32%	-11.08%	0.08%
	2017		0.60%	3.15%	13.36	41.54	18,496,006	407,453,214	21.99%	25.14%	0.43%
	2016		0.60%	3.15%	10.95	33.61	21,300,578	378,822,041	-1.07%	1.49%	0.22%
American Funds Global Small Capitalization Fund - Class 4
	2020		0.00%	1.65%	13.89	19.30	1,438,941	24,502,816	27.27%	29.26%	0.13%
	2019		0.10%	1.65%	10.88	14.96	1,468,651	19,936,374	29.10%	31.11%	0.01%
	2018		0.10%	1.65%	9.90	11.43	1,183,675	12,535,795	-12.27%	-10.89%	0.02%
	2017		0.10%	1.65%	12.24	12.86	819,439	10,114,015	23.57%	25.25%	0.41%
	2016		0.30%	1.65%	9.91	10.26	505,637	5,070,326	0.18%	1.54%	0.10%
American Funds Growth Fund - Class 1
	2020		0.40%	2.15%	31.04	67.77	197,631	9,634,841	49.22%	51.85%	0.55%
	2019		0.40%	2.15%	20.52	44.72	271,461	9,338,393	28.32%	30.59%	0.89%
	2018		0.40%	2.15%	15.78	34.31	349,324	9,570,818	-2.14%	-0.41%	0.67%
	2017		0.40%	2.15%	15.91	34.52	385,667	10,602,163	25.89%	28.11%	0.77%
	2016		0.40%	2.15%	12.47	27.00	385,511	8,098,393	7.43%	9.32%	1.04%
American Funds Growth Fund - Class 1A
	2020		0.35%	2.05%	23.13	24.55	1,141,537	27,810,972	49.29%	51.55%	0.43%
	2019		0.35%	1.85%	15.49	16.20	1,107,759	17,858,910	28.39%	30.33%	0.88%
	2018		0.35%	1.85%	12.07	12.43	791,356	9,802,175	-2.08%	-0.60%	0.77%
	2017	2/24/17	0.35%	1.85%	12.32	12.51	224,696	2,802,955	-0.44%	19.14%	1.04%
American Funds Growth Fund - Class 2
	2020		0.60%	3.45%	22.53	74.16	31,350,897	1,733,105,964	46.95%	51.17%	0.32%
	2019		0.60%	3.45%	15.33	49.67	38,306,738	1,416,333,512	26.35%	29.99%	0.73%
	2018		0.60%	3.45%	12.14	38.69	44,109,360	1,267,496,698	-3.63%	-0.84%	0.42%
	2017		0.60%	3.45%	19.59	39.51	51,003,242	1,493,960,160	24.26%	27.51%	0.49%
	2016		0.60%	3.20%	15.70	31.38	59,105,003	1,372,744,558	6.04%	8.83%	0.70%
American Funds Growth Fund - Class 4
	2020		0.00%	1.65%	17.56	31.05	12,416,995	296,951,326	49.23%	51.56%	0.20%
	2019		0.10%	1.65%	11.73	20.53	10,917,149	185,182,775	28.31%	30.31%	0.60%
	2018		0.10%	1.65%	10.95	15.78	8,748,859	124,321,986	-2.13%	-0.60%	0.27%
	2017		0.10%	1.65%	15.15	15.91	6,957,967	105,324,817	25.89%	27.60%	0.51%
	2016		0.30%	1.65%	12.03	12.47	4,279,096	52,085,976	7.43%	8.89%	0.62%
American Funds Growth-Income Fund - Class 1
	2020		0.40%	1.90%	20.73	43.94	99,943	3,474,571	11.67%	13.36%	1.42%
	2019		0.40%	1.90%	18.29	38.84	185,596	6,371,454	24.08%	25.95%	1.80%
	2018		0.40%	1.90%	14.52	30.90	215,892	5,971,590	-3.40%	-1.94%	1.59%
	2017		0.40%	1.90%	14.81	31.58	235,978	6,646,314	20.38%	22.20%	1.68%
	2016		0.40%	1.90%	12.12	25.89	192,831	4,355,827	9.70%	11.36%	1.80%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth-Income Fund - Class 1A
	2020		0.35%	2.05%	$15.66	$16.62	961,175	$15,869,990	11.46%	13.15%	1.53%
	2019		0.35%	1.85%	14.05	14.69	744,729	10,886,758	23.83%	25.70%	1.89%
	2018		0.35%	1.85%	11.60	11.69	577,164	6,721,333	-2.52%	-2.13%	1.99%
	2017	2/24/17	0.35%	1.75%	11.78	11.94	181,077	2,157,415	-0.18%	15.03%	3.36%
American Funds Growth-Income Fund - Class 2
	2020		0.60%	3.45%	15.34	43.98	54,356,601	1,840,036,011	9.69%	12.87%	1.35%
	2019		0.60%	3.45%	13.99	39.46	60,288,517	1,826,193,558	21.86%	25.38%	1.63%
	2018		0.60%	3.45%	11.48	31.87	68,099,973	1,659,852,936	-5.12%	-2.37%	1.36%
	2017		0.60%	3.45%	18.01	33.05	77,508,047	1,952,345,244	18.53%	21.65%	1.36%
	2016		0.60%	3.20%	15.13	27.51	88,817,914	1,856,720,868	8.01%	10.86%	1.33%
American Funds Growth-Income Fund - Class 4
	2020		0.00%	1.65%	12.76	20.19	10,521,302	169,967,904	11.39%	13.13%	1.21%
	2019		0.10%	1.65%	11.42	17.88	9,227,140	138,659,193	23.79%	25.73%	1.62%
	2018		0.10%	1.65%	10.79	14.25	7,216,043	92,548,686	-3.66%	-2.15%	1.37%
	2017		0.10%	1.65%	13.89	14.59	5,017,789	69,160,604	20.08%	21.71%	1.56%
	2016		0.30%	1.65%	11.57	11.99	2,971,117	34,742,603	9.44%	10.92%	1.38%
American Funds High-Income Bond Fund - Class 1
	2020		0.60%	1.90%	13.88	15.74	111,432	1,719,537	6.17%	7.56%	8.50%
	2019		0.60%	1.90%	13.08	14.63	125,829	1,811,097	10.72%	12.17%	6.52%
	2018		0.60%	1.90%	11.81	13.04	129,505	1,664,145	-3.99%	-2.73%	6.20%
	2017		0.60%	1.90%	12.30	13.41	130,925	1,732,060	5.23%	6.61%	6.92%
	2016		0.60%	1.90%	11.69	12.58	105,363	1,306,921	15.61%	17.13%	6.43%
American Funds High-Income Bond Fund - Class 1A
	2020		0.40%	2.05%	11.69	12.38	82,399	997,819	5.97%	7.51%	9.15%
	2019		0.40%	1.85%	11.03	11.52	63,140	714,767	10.55%	12.16%	6.57%
	2018		0.40%	1.85%	10.21	10.25	62,422	633,995	-3.04%	-2.84%	6.27%
	2017	2/10/17	0.50%	1.75%	10.42	10.55	36,971	387,351	0.13%	4.49%	8.90%
American Funds International Fund - Class 1
	2020		0.40%	2.25%	13.60	25.14	206,280	3,635,678	11.73%	13.82%	0.83%
	2019		0.40%	2.25%	12.18	22.13	338,987	6,135,817	20.47%	22.72%	1.66%
	2018		0.40%	2.25%	10.11	18.07	355,404	5,435,637	-14.88%	-13.29%	1.94%
	2017		0.40%	2.25%	12.30	20.88	359,096	6,189,789	29.97%	31.93%	1.59%
	2016		0.40%	1.90%	9.36	15.86	275,577	3,500,191	2.03%	3.37%	1.63%
American Funds International Fund - Class 1A
	2020		0.35%	2.05%	14.52	15.54	636,791	9,848,169	11.64%	13.56%	0.75%
	2019		0.35%	2.05%	13.08	13.68	515,537	7,027,247	20.64%	22.47%	1.63%
	2018		0.35%	1.85%	10.84	11.17	441,720	4,925,460	-14.70%	-13.41%	2.49%
	2017	2/21/17	0.35%	1.85%	12.71	12.90	126,000	1,624,060	1.94%	23.39%	2.38%
American Funds International Fund - Class 2
	2020		0.60%	3.30%	12.68	37.19	26,341,075	625,565,430	10.27%	13.23%	0.66%
	2019		0.65%	3.30%	11.47	33.06	28,646,295	605,722,874	18.89%	22.09%	1.41%
	2018		0.65%	3.30%	10.37	27.35	32,477,750	567,543,328	-15.95%	-13.70%	1.67%
	2017		0.65%	3.30%	12.71	32.08	34,577,849	706,147,538	28.05%	31.29%	1.22%
	2016		0.65%	3.15%	9.93	24.73	40,061,459	629,030,458	0.32%	2.86%	1.24%
American Funds International Fund - Class 4
	2020		0.00%	1.65%	11.23	15.66	4,167,295	55,421,067	11.80%	13.55%	0.43%
	2019		0.10%	1.65%	10.01	13.79	4,110,408	49,361,239	20.66%	22.55%	1.33%
	2018		0.10%	1.65%	9.60	11.26	3,732,578	37,598,225	-14.83%	-13.49%	1.67%
	2017		0.10%	1.65%	11.71	12.30	2,685,612	31,981,989	29.74%	31.50%	1.61%
	2016		0.30%	1.65%	9.03	9.35	1,691,788	15,447,183	1.53%	2.91%	1.33%
American Funds International Growth and Income Fund - Class 1
	2020		0.60%	2.25%	11.53	15.82	87,483	1,321,659	3.87%	5.60%	1.54%
	2019		0.60%	2.25%	11.10	14.98	123,565	1,798,773	20.32%	22.32%	2.65%
	2018		0.60%	2.25%	9.23	12.25	138,762	1,657,631	-12.98%	-11.53%	2.40%
	2017		0.60%	2.25%	12.49	13.85	128,565	1,740,107	22.64%	24.56%	2.41%
	2016		0.60%	2.15%	10.19	11.12	129,412	1,418,750	-0.45%	1.10%	2.55%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds International Growth and Income Fund - Class 1A
	2020		0.50%	2.05%	$13.23	$13.96	100,726	$1,403,975	4.04%	5.45%	1.86%
	2019		0.50%	1.85%	12.72	13.24	43,432	573,714	20.51%	22.15%	2.62%
	2018		0.50%	1.85%	10.80	10.84	39,651	429,049	-11.86%	-11.68%	2.00%
	2017	3/30/17	0.50%	0.70%	12.25	12.28	54,088	663,781	2.35%	15.58%	7.59%
American Funds Managed Risk Asset Allocation Fund - Class P1
	2020		0.50%	1.85%	13.81	17.79	378,377	5,316,558	4.16%	5.57%	1.57%
	2019		0.50%	1.85%	13.08	16.87	157,224	2,173,822	16.08%	17.66%	0.27%
	2018		0.50%	1.85%	11.12	14.36	132,388	1,595,848	-6.38%	-5.11%	1.69%
	2017		0.50%	1.85%	15.16	15.20	65,270	883,305	14.32%	14.37%	0.27%
	2016		0.60%	1.70%	12.70	13.26	91,744	1,208,325	5.76%	6.87%	1.52%
American Funds Managed Risk Asset Allocation Fund - Class P2
	2020		1.30%	2.90%	12.24	16.54	9,422,340	153,669,364	2.86%	4.51%	1.51%
	2019		1.30%	2.90%	11.90	15.82	9,379,628	146,541,365	14.61%	16.46%	2.33%
	2018		1.30%	2.90%	12.35	13.59	8,892,264	119,374,797	-7.57%	-6.12%	1.36%
	2017		1.30%	2.85%	13.37	14.47	7,435,798	106,572,503	11.58%	13.32%	0.76%
	2016		1.30%	2.85%	12.00	12.77	5,432,934	68,793,798	4.31%	5.89%	1.22%
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P1
	2020		0.50%	1.90%	12.60	14.65	107,317	1,385,543	-2.80%	-1.43%	2.38%
	2019		0.50%	1.90%	12.78	14.87	49,224	664,350	12.05%	13.57%	2.01%
	2018		0.50%	1.85%	12.32	13.11	29,489	368,514	-8.55%	-7.54%	5.91%
	2017		0.60%	1.70%	13.47	14.18	6,120	84,409	13.54%	14.79%	1.28%
	2016		0.60%	1.70%	11.87	12.35	12,154	147,587	11.86%	13.09%	1.74%
American Funds Managed Risk Growth Fund - Class P1
	2020		0.50%	1.85%	20.41	23.09	233,523	4,822,948	30.03%	31.79%	0.76%
	2019		0.50%	1.85%	15.52	17.54	120,112	1,894,399	19.77%	21.40%	1.41%
	2018		0.50%	1.85%	14.22	14.46	33,775	455,797	-0.93%	-0.63%	0.23%
	2017		0.60%	0.90%	14.35	14.55	7,301	105,305	25.10%	25.47%	0.59%
	2016		0.60%	0.90%	11.60	11.60	10,212	117,497	2.27%	2.27%	0.49%
American Funds Managed Risk Growth-Income Fund - Class P1
	2020		0.50%	1.70%	15.80	16.62	62,617	989,240	8.00%	9.30%	2.18%
	2019		0.50%	1.70%	14.46	15.39	26,914	390,065	17.13%	18.54%	0.76%
	2018		0.50%	1.70%	13.14	13.14	3,577	44,756	-3.32%	-3.32%	1.77%
	2017		0.65%	1.70%	13.59	14.27	1,895	26,139	18.61%	19.86%	1.03%
	2016		0.65%	1.70%	11.46	11.91	2,079	24,076	4.70%	5.81%	1.34%
American Funds Managed Risk International Fund - Class P1
	2020		0.50%	1.85%	11.37	13.66	106,533	1,404,385	1.24%	2.62%	1.75%
	2019		0.50%	1.85%	11.23	13.31	44,650	553,978	15.75%	17.32%	1.75%
	2018		0.50%	1.85%	10.42	10.42	26,349	269,048	-10.65%	-10.65%	3.80%
	2017		0.60%	0.60%	11.66	11.66	1,359	15,845	28.52%	28.52%	0.36%
	2016		0.60%	0.90%	9.07	9.07	4,732	42,593	-3.17%	-3.17%	1.03%
American Funds Mortgage Fund - Class 1
	2020		0.40%	1.70%	11.34	12.55	52,841	622,370	5.17%	6.55%	1.54%
	2019		0.40%	1.70%	10.79	11.81	48,507	538,369	3.52%	4.88%	2.54%
	2018		0.40%	1.90%	10.26	11.29	52,514	561,280	-1.30%	0.18%	2.32%
	2017		0.40%	1.90%	10.40	11.33	38,322	417,491	-0.43%	1.07%	1.72%
	2016		0.40%	1.90%	10.44	11.20	34,430	373,841	0.57%	2.09%	2.10%
American Funds Mortgage Fund - Class 1A
	2020		0.35%	0.90%	11.06	11.24	103,784	1,160,488	5.83%	6.26%	1.72%
	2019		0.35%	0.75%	10.45	10.57	45,715	482,435	4.30%	4.72%	2.04%
	2018		0.35%	0.75%	10.03	10.03	72,321	728,861	-0.34%	-0.34%	3.05%
	2017	2/10/17	0.70%	0.70%	10.06	10.06	9,313	93,723	0.12%	0.12%	1.52%
American Funds Mortgage Fund - Class 4
	2020		0.10%	1.65%	10.69	11.13	606,351	6,648,927	4.64%	6.28%	1.07%
	2019		0.10%	1.65%	10.21	10.56	451,045	4,702,349	3.09%	4.70%	2.26%
	2018		0.10%	1.65%	9.91	10.16	528,328	5,319,919	-1.57%	-1.03%	1.96%
	2017		1.10%	1.65%	10.06	10.27	497,409	5,067,464	-0.68%	-0.13%	1.29%
	2016		0.30%	1.65%	10.13	10.50	450,667	4,621,446	0.34%	1.70%	1.19%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds New World Fund® - Class 1
	2020		0.40%	2.15%	$15.61	$18.12	230,350	$3,963,286	21.26%	23.40%	0.25%
	2019		0.40%	2.15%	12.87	14.72	296,755	4,187,579	26.72%	28.95%	1.14%
	2018		0.40%	2.15%	10.12	11.44	354,530	3,894,860	-15.66%	-14.17%	1.13%
	2017		0.40%	2.15%	11.84	13.35	324,197	4,162,323	26.98%	29.22%	1.17%
	2016		0.40%	2.15%	9.20	10.35	297,012	2,941,699	3.35%	5.17%	1.07%
American Funds New World Fund® - Class 1A
	2020		0.35%	0.90%	16.88	17.15	345,025	5,900,684	22.70%	23.19%	0.13%
	2019		0.35%	0.75%	13.76	13.92	260,941	3,624,935	28.15%	28.66%	1.14%
	2018		0.35%	0.75%	10.73	10.82	158,747	1,716,447	-14.67%	-14.33%	1.24%
	2017	2/10/17	0.35%	0.75%	12.58	12.63	51,429	649,430	0.43%	21.86%	2.28%
American Funds New World Fund® - Class 4
	2020		0.00%	1.65%	12.98	17.10	3,072,593	45,215,404	21.28%	23.17%	0.04%
	2019		0.10%	1.65%	10.67	13.88	3,084,884	37,548,744	26.71%	28.69%	0.81%
	2018		0.10%	1.65%	9.51	10.79	2,659,100	25,784,149	-15.65%	-14.33%	0.73%
	2017		0.10%	1.65%	11.28	11.85	2,096,083	24,088,587	26.95%	28.67%	0.89%
	2016		0.30%	1.65%	8.88	9.21	1,618,886	14,556,375	3.32%	4.73%	0.66%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1
	2020		0.60%	1.05%	12.53	12.89	23,509	301,397	9.11%	9.43%	2.20%
	2019		0.60%	1.70%	10.72	11.78	14,558	167,785	3.91%	5.06%	1.87%
	2018		0.60%	1.90%	10.16	11.21	15,360	168,731	-1.00%	0.31%	1.99%
	2017		0.60%	1.90%	10.26	11.18	17,147	188,333	-0.08%	1.22%	1.41%
	2016		0.60%	1.90%	10.27	11.04	22,590	246,784	-0.47%	0.83%	1.69%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1A
	2020		0.40%	1.85%	11.01	11.62	310,953	3,584,298	7.73%	9.20%	1.93%
	2019		0.50%	1.85%	10.22	10.64	233,398	2,463,841	3.48%	4.89%	2.44%
	2018		0.50%	1.85%	10.10	10.14	148,594	1,500,422	-0.01%	0.20%	2.77%
	2017	5/30/17	0.50%	1.75%	10.00	10.12	29,181	292,918	-0.64%	-0.06%	1.23%
BlackRock Global Allocation V.I. Fund - Class I
	2020		0.35%	1.90%	14.85	23.33	336,543	5,626,458	18.73%	20.59%	1.47%
	2019		0.35%	1.90%	12.34	19.28	289,199	4,111,675	15.77%	17.58%	1.29%
	2018		0.35%	1.90%	10.51	16.45	287,005	3,497,197	-9.08%	-7.66%	0.78%
	2017		0.35%	1.90%	11.70	17.95	327,723	4,965,721	11.72%	13.40%	1.43%
	2016		0.40%	1.90%	10.32	15.86	264,557	3,731,880	2.15%	3.70%	1.34%
BlackRock Global Allocation V.I. Fund - Class III
	2020		0.10%	3.45%	12.55	22.70	54,131,251	1,064,894,620	16.62%	20.59%	1.26%
	2019		0.10%	3.50%	10.66	18.92	60,577,052	1,006,367,860	13.76%	17.64%	1.24%
	2018		0.10%	3.45%	9.40	16.08	66,760,581	960,556,537	-10.71%	-7.67%	0.83%
	2017		0.10%	3.45%	10.56	17.52	72,296,105	1,146,566,986	10.13%	13.37%	1.26%
	2016		0.30%	3.20%	10.28	15.51	78,755,721	1,118,809,230	0.54%	3.49%	1.10%
BlackRock iShares® Alternative Strategies V.I. Fund - Class I
	2017		0.35%	0.40%	11.25	11.25	1,340	14,954	12.29%	12.29%	3.32%
	2016	3/16/16	0.40%	0.40%	10.02	10.02	931	9,323	2.07%	2.07%	2.49%
BlackRock iShares® Alternative Strategies V.I. Fund - Class III
	2017		0.30%	1.65%	10.81	11.21	407,399	4,445,200	10.61%	12.11%	2.80%
	2016		0.30%	1.65%	9.77	10.00	338,852	3,328,776	4.48%	5.90%	4.59%
ClearBridge Variable Aggressive Growth Portfolio - Class I
	2020		0.35%	0.40%	15.50	17.14	23,796	396,304	17.55%	17.61%	0.82%
	2019		0.35%	0.40%	13.18	14.58	24,385	344,891	24.57%	24.63%	1.00%
	2018		0.35%	0.40%	10.57	11.70	24,481	277,866	-8.71%	-8.66%	0.62%
	2017		0.35%	0.40%	12.82	12.82	24,945	309,595	15.83%	15.83%	0.58%
	2016		0.40%	0.40%	11.07	11.07	17,917	198,293	0.80%	0.80%	0.61%
ClearBridge Variable Aggressive Growth Portfolio - Class II
	2020		0.10%	1.65%	12.61	16.96	1,453,706	22,968,264	15.80%	17.61%	0.57%
	2019		0.10%	1.65%	10.86	14.45	1,693,977	23,133,641	22.70%	24.62%	0.76%
	2018		0.10%	1.65%	10.91	11.62	1,795,427	19,994,300	-10.06%	-8.66%	0.38%
	2017		0.10%	1.65%	12.14	12.75	1,803,465	22,255,867	14.09%	15.64%	0.27%
	2016		0.30%	1.65%	10.64	11.02	1,769,468	19,053,014	-0.72%	0.63%	0.40%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ClearBridge Variable Large Cap Growth Portfolio - Class I
	2020		0.35%	2.05%	$18.32	$19.49	180,057	$3,478,216	28.09%	30.28%	0.02%
	2019		0.35%	2.05%	14.38	14.96	151,829	2,257,432	29.73%	31.70%	0.38%
	2018		0.35%	1.85%	11.29	11.33	136,890	1,549,364	-0.68%	-0.48%	0.52%
	2017	7/6/17	0.50%	0.70%	11.37	11.39	29,520	336,085	3.70%	13.04%	0.32%
ClearBridge Variable Large Cap Growth Portfolio - Class II
	2020		0.10%	3.25%	15.41	19.50	11,763,154	216,429,808	26.25%	30.28%	0.02%
	2019		0.10%	3.25%	11.98	14.97	10,282,081	147,206,219	27.68%	31.71%	0.15%
	2018		0.10%	3.20%	10.86	11.36	5,454,006	60,226,500	-3.08%	-0.33%	0.20%
	2017	5/25/17	0.10%	2.90%	11.20	11.40	1,230,082	13,890,453	-0.61%	12.40%	0.30%
ClearBridge Variable Mid Cap Portfolio - Class I
	2020		0.35%	1.05%	15.93	17.58	82,592	1,329,604	14.55%	14.95%	0.33%
	2019		0.35%	0.70%	13.88	15.30	64,015	921,235	32.02%	32.48%	0.75%
	2018		0.35%	0.70%	10.49	11.56	44,526	489,592	-13.09%	-12.82%	0.54%
	2017		0.35%	0.65%	13.15	13.27	41,864	533,192	12.07%	12.35%	0.50%
	2016		0.40%	0.65%	11.73	11.81	26,700	313,621	8.63%	8.90%	1.03%
ClearBridge Variable Mid Cap Portfolio - Class II
	2020		0.10%	3.05%	14.50	17.41	3,332,435	53,861,508	11.65%	14.99%	0.04%
	2019		0.10%	3.05%	12.99	15.17	3,428,885	48,796,806	28.65%	32.52%	0.40%
	2018		0.10%	3.05%	10.10	11.47	2,947,774	32,132,683	-15.42%	-12.89%	0.19%
	2017		0.10%	3.05%	12.11	13.19	2,463,944	31,264,072	9.61%	12.21%	0.22%
	2016		0.30%	2.80%	11.01	11.76	1,886,352	21,578,620	6.09%	8.78%	0.37%
Columbia VP Commodity Strategy Fund - Class 1
	2020		0.35%	0.75%	9.44	9.60	26,313	252,246	-2.03%	-1.64%	21.70%
	2019		0.35%	0.75%	9.64	9.76	23,676	230,870	7.00%	7.42%	1.20%
	2018		0.35%	0.75%	9.09	9.09	21,625	196,336	-14.07%	-14.07%	0.13%
	2017	2/16/17	0.35%	0.35%	10.57	10.57	15,610	165,052	4.15%	4.15%	1.62%
Columbia VP Commodity Strategy Fund - Class 2
	2020		0.10%	1.65%	9.01	9.61	63,247	586,564	-3.16%	-1.65%	21.61%
	2019		0.10%	1.65%	9.30	9.82	78,244	742,820	6.02%	7.67%	0.95%
	2018		0.10%	1.65%	8.80	9.07	81,083	722,024	-15.45%	-14.25%	0.00%
	2017	2/6/17	0.10%	1.50%	10.41	10.58	46,856	490,574	0.10%	6.64%	4.03%
Columbia VP Emerging Markets Bond Fund - Class 1
	2020		0.35%	0.75%	11.99	12.01	39,528	474,561	7.00%	7.05%	3.68%
	2019		0.35%	0.40%	11.20	11.22	32,888	369,068	11.91%	11.96%	5.06%
	2018		0.35%	0.40%	10.02	10.02	30,793	308,643	-7.37%	-7.37%	5.16%
	2017	4/6/17	0.35%	0.35%	10.82	10.82	23,667	256,096	0.54%	0.54%	3.34%
Columbia VP Emerging Markets Bond Fund - Class 2
	2020		0.10%	1.65%	11.26	12.01	238,754	2,754,884	5.41%	7.06%	3.19%
	2019		0.10%	1.65%	10.68	11.22	267,664	2,909,625	10.25%	11.97%	4.83%
	2018		0.10%	1.65%	9.69	10.02	186,573	1,827,866	-8.90%	-7.47%	4.31%
	2017	1/12/17	0.10%	1.65%	10.64	10.83	108,726	1,163,501	0.58%	8.87%	4.81%
Columbia VP Strategic Income Fund - Class 1
	2020		0.35%	0.75%	12.08	12.28	132,968	1,631,438	6.02%	6.44%	3.67%
	2019		0.35%	0.75%	11.39	11.54	100,811	1,161,872	9.55%	9.99%	4.40%
	2018	4/9/18	0.35%	0.75%	10.40	10.49	73,772	772,987	-1.20%	-0.64%	3.02%
Columbia VP Strategic Income Fund - Class 2
	2020		0.00%	1.65%	11.42	12.31	972,660	11,456,604	4.88%	6.52%	3.29%
	2019		0.10%	1.65%	10.85	11.56	1,014,407	11,370,029	8.41%	10.11%	3.81%
	2018		0.10%	1.65%	10.16	10.50	420,973	4,324,540	-2.27%	-0.74%	3.23%
	2017	1/11/17	0.10%	1.65%	10.39	10.58	280,373	2,922,021	1.59%	4.10%	3.12%
Delaware VIP® Diversified Income Series - Service Class
	2020		0.00%	3.45%	10.21	19.73	123,884,798	2,161,748,531	6.94%	10.58%	2.43%
	2019		0.10%	3.45%	9.53	18.06	125,698,979	2,017,168,236	6.35%	9.97%	2.62%
	2018		0.10%	3.50%	8.94	16.62	126,029,978	1,874,432,584	-5.60%	-2.38%	2.99%
	2017		0.10%	3.45%	9.96	17.23	130,151,769	2,015,655,856	1.59%	4.58%	2.40%
	2016		0.30%	3.20%	9.80	16.64	117,428,902	1,764,684,263	0.03%	2.97%	2.85%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® Diversified Income Series - Standard Class
	2020		0.35%	2.15%	$11.95	$18.40	1,230,935	$17,523,075	8.68%	10.65%	2.52%
	2019		0.35%	2.15%	10.84	16.67	1,105,630	14,407,947	8.09%	10.05%	2.79%
	2018		0.35%	2.15%	9.89	15.18	925,099	11,348,746	-4.21%	-2.47%	2.59%
	2017		0.35%	2.15%	10.63	15.61	524,734	6,538,451	2.98%	4.80%	2.47%
	2016		0.40%	2.15%	10.19	14.92	354,250	4,519,408	1.32%	3.11%	2.67%
Delaware VIP® Emerging Markets Series - Service Class
	2020		0.00%	3.20%	12.16	69.36	11,969,697	322,522,115	20.76%	24.57%	0.50%
	2019		0.10%	3.20%	10.07	56.67	14,065,283	309,720,808	18.40%	22.13%	0.40%
	2018		0.10%	3.20%	8.50	47.22	15,437,755	283,921,470	-18.67%	-16.11%	3.13%
	2017		0.10%	3.20%	10.46	57.28	15,125,947	340,675,270	35.82%	39.81%	0.39%
	2016		0.30%	3.20%	7.70	41.61	16,679,830	275,922,577	10.10%	13.00%	0.78%
Delaware VIP® Emerging Markets Series - Standard Class
	2020		0.35%	0.80%	15.26	17.78	70,070	1,177,042	24.09%	24.65%	0.76%
	2019		0.35%	0.80%	12.30	14.26	52,106	686,362	21.65%	22.20%	0.68%
	2018		0.35%	0.80%	10.11	11.67	55,184	594,189	-16.48%	-16.10%	3.46%
	2017		0.35%	0.80%	12.11	12.29	41,673	522,700	39.43%	39.99%	0.55%
	2016	1/5/16	0.40%	0.80%	8.68	8.78	27,744	243,307	0.43%	16.93%	0.10%
Delaware VIP® High Yield Series - Service Class
	2020		0.65%	3.15%	12.68	31.39	4,185,060	100,370,821	3.58%	6.20%	5.82%
	2019		0.65%	3.15%	12.24	29.79	4,601,707	105,163,601	12.52%	15.37%	6.52%
	2018		0.65%	3.15%	10.88	26.01	5,042,988	101,238,021	-7.72%	-5.38%	6.08%
	2017		0.65%	3.15%	11.79	27.70	5,990,655	129,079,479	3.92%	6.56%	5.79%
	2016		0.65%	3.15%	11.34	26.19	6,863,398	140,179,193	9.41%	12.18%	6.42%
Delaware VIP® High Yield Series - Standard Class
	2020		1.40%	2.35%	23.82	32.47	87,116	2,115,634	4.75%	5.75%	6.11%
	2019		1.40%	2.35%	22.52	30.85	97,844	2,248,162	13.73%	14.81%	6.80%
	2018		1.40%	2.35%	19.62	26.99	111,578	2,230,839	-6.69%	-5.80%	6.29%
	2017		1.40%	2.35%	20.83	28.78	136,190	2,886,230	4.99%	5.99%	4.76%
	2016		1.40%	2.35%	19.65	27.28	268,686	5,329,426	10.53%	11.59%	6.80%
Delaware VIP® International Series - Standard Class
	2020	12/11/20	1.40%	1.65%	22.27	23.59	3,133	69,855	1.71%	1.73%	0.00%
Delaware VIP® International Value Equity Series - Standard Class
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.02%
	2019		1.40%	1.65%	21.11	22.43	3,627	76,663	17.35%	17.65%	2.19%
	2018		1.40%	1.65%	17.95	19.11	3,820	68,628	-18.98%	-18.79%	2.68%
	2017		1.40%	1.65%	22.10	23.59	5,355	118,444	20.50%	20.81%	1.56%
	2016		1.40%	1.65%	18.29	19.57	6,600	120,819	2.45%	2.74%	1.70%
Delaware VIP® Limited-Term Diversified Income Series - Service Class
	2020		0.20%	3.30%	8.64	13.46	99,339,834	1,174,651,648	0.74%	3.91%	1.50%
	2019		0.20%	3.30%	8.57	13.01	100,715,772	1,158,773,216	1.40%	4.59%	2.42%
	2018		0.20%	3.30%	8.44	12.49	104,947,521	1,167,280,295	-3.20%	-0.15%	2.42%
	2017		0.20%	3.30%	8.71	12.56	112,070,194	1,262,196,657	-1.29%	1.31%	1.80%
	2016		0.60%	3.20%	8.83	12.39	113,723,592	1,274,183,683	-1.47%	1.12%	1.30%
Delaware VIP® Limited-Term Diversified Income Series - Standard Class
	2020		0.50%	2.15%	9.87	12.87	297,266	3,341,303	2.09%	3.79%	1.78%
	2019		0.50%	2.15%	9.67	12.41	251,130	2,740,252	2.97%	4.68%	2.71%
	2018		0.50%	2.15%	9.39	11.87	196,006	2,049,513	-1.88%	-0.25%	2.73%
	2017		0.40%	2.15%	9.57	11.91	135,319	1,446,066	0.00%	1.56%	2.05%
	2016		0.60%	2.15%	9.57	11.73	103,856	1,115,783	-0.08%	1.48%	1.52%
Delaware VIP® REIT Series - Service Class
	2020		0.10%	3.20%	9.34	38.78	5,899,213	127,936,193	-13.46%	-10.73%	1.66%
	2019		0.10%	3.20%	10.60	44.01	5,875,954	147,878,160	22.52%	26.37%	1.87%
	2018		0.10%	3.20%	8.73	35.28	6,015,844	126,148,179	-10.43%	-7.61%	1.87%
	2017		0.10%	3.20%	12.08	38.68	6,667,910	155,232,449	-1.92%	0.96%	1.35%
	2016		0.30%	3.20%	12.14	38.74	7,211,037	171,756,550	2.29%	5.30%	0.93%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® REIT Series - Standard Class
	2020		0.35%	2.35%	$9.73	$47.78	208,862	$3,566,752	-12.49%	-10.72%	1.98%
	2019		0.35%	2.35%	10.94	54.08	174,141	3,831,186	23.86%	26.37%	2.07%
	2018		0.35%	2.35%	8.69	43.25	139,931	3,008,503	-9.38%	-7.54%	2.09%
	2017		0.35%	2.35%	12.15	47.27	99,492	3,127,670	-0.82%	1.13%	1.60%
	2016		0.40%	2.35%	12.19	47.22	93,339	3,461,597	3.41%	5.45%	1.46%
Delaware VIP® Small Cap Value Series - Service Class
	2020		0.00%	3.30%	11.07	51.79	15,945,578	456,544,703	-5.35%	-2.27%	1.03%
	2019		0.10%	3.30%	11.38	53.69	14,512,780	439,559,144	23.57%	27.59%	0.75%
	2018		0.10%	3.30%	8.96	42.63	13,877,293	341,699,725	-19.64%	-17.03%	0.60%
	2017		0.10%	3.30%	13.89	52.05	12,995,334	399,897,769	8.24%	11.42%	0.63%
	2016		0.30%	3.20%	12.47	47.23	12,790,973	364,314,405	26.96%	30.69%	0.68%
Delaware VIP® Small Cap Value Series - Standard Class
	2020		0.35%	3.00%	11.96	52.60	265,660	7,234,899	-4.80%	-2.25%	1.38%
	2019		0.35%	3.00%	12.56	54.38	274,883	8,139,766	24.35%	27.69%	1.06%
	2018		0.35%	3.00%	10.15	43.04	260,978	6,544,434	-19.02%	-17.01%	0.81%
	2017		0.35%	2.80%	13.77	52.40	162,616	7,202,342	9.45%	11.60%	0.86%
	2016		0.40%	2.35%	12.39	47.43	171,918	7,337,236	28.36%	30.88%	0.90%
Delaware VIP® Smid Cap Core Series - Service Class
	2020		0.10%	3.20%	14.36	50.03	4,935,662	177,852,620	7.25%	10.63%	0.29%
	2019		0.10%	3.20%	13.15	46.02	5,297,746	177,161,600	25.18%	29.12%	0.30%
	2018		0.10%	3.20%	10.60	36.27	5,815,367	154,997,052	-15.16%	-12.49%	0.00%
	2017		0.10%	3.20%	14.89	42.18	6,009,878	189,006,646	14.65%	18.03%	0.09%
	2016		0.30%	3.20%	12.80	36.29	6,538,038	176,907,561	4.67%	7.69%	0.00%
Delaware VIP® Smid Cap Core Series - Standard Class
	2020		0.35%	2.50%	15.24	56.93	139,295	6,304,349	8.34%	10.70%	0.57%
	2019		0.35%	2.50%	13.77	51.97	165,314	6,597,353	26.43%	29.18%	0.57%
	2018		0.35%	2.50%	10.66	40.66	178,235	5,996,203	-14.29%	-12.43%	0.17%
	2017		0.35%	2.50%	14.97	46.91	164,897	7,246,071	15.72%	18.17%	0.32%
	2016		0.40%	2.50%	12.71	40.10	191,484	7,381,828	5.62%	7.86%	0.22%
Delaware VIP® U.S. Growth Series - Service Class
	2020		0.10%	3.30%	19.69	48.81	8,848,845	361,244,123	39.03%	43.54%	0.00%
	2019		0.10%	3.30%	14.16	34.41	10,831,828	311,253,627	22.76%	26.75%	0.00%
	2018		0.10%	3.30%	11.74	27.48	12,173,185	278,937,112	-6.29%	-3.58%	0.00%
	2017		0.30%	3.15%	14.16	28.78	13,731,531	329,367,419	24.13%	27.72%	0.00%
	2016		0.30%	3.15%	11.09	22.76	16,337,364	309,410,670	-8.43%	-5.78%	0.38%
Delaware VIP® U.S. Growth Series - Standard Class
	2020		0.35%	0.75%	21.74	21.74	7,512	163,704	43.63%	43.63%	0.00%
	2019		0.35%	0.35%	15.14	15.14	9,711	146,999	26.81%	26.81%	0.00%
	2018	10/9/18	0.35%	0.35%	11.94	11.94	4,726	56,412	-10.13%	-10.13%	0.00%
Delaware VIP® Value Series - Service Class
	2020		0.00%	3.45%	12.63	36.54	11,384,589	303,318,474	-3.26%	0.03%	1.85%
	2019		0.10%	3.45%	12.79	37.17	12,345,942	336,344,731	15.54%	19.48%	1.48%
	2018		0.10%	3.45%	11.14	31.66	12,427,115	292,557,742	-6.06%	-3.10%	1.40%
	2017		0.10%	3.20%	13.76	33.25	12,651,706	315,482,010	9.96%	13.19%	1.49%
	2016		0.30%	3.20%	12.33	29.83	13,979,863	313,973,328	10.72%	13.98%	1.55%
Delaware VIP® Value Series - Standard Class
	2020		0.35%	3.00%	11.93	38.24	332,397	7,948,921	-2.56%	0.06%	1.97%
	2019		0.35%	3.00%	12.24	38.79	327,719	7,545,400	16.43%	19.55%	1.76%
	2018		0.35%	3.00%	10.56	32.94	340,862	6,718,394	-5.42%	-3.07%	1.60%
	2017		0.35%	2.80%	13.84	34.50	301,625	6,859,946	11.16%	13.34%	1.66%
	2016		0.40%	2.35%	12.26	30.88	298,300	6,917,723	11.98%	14.19%	1.74%
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2020		0.35%	2.15%	10.57	15.84	140,127	1,765,033	3.46%	5.34%	2.88%
	2019		0.35%	2.15%	10.22	15.07	131,573	1,605,304	12.25%	14.28%	3.77%
	2018		0.35%	2.15%	9.10	13.22	130,790	1,423,903	-11.07%	-9.46%	2.16%
	2017		0.35%	2.15%	10.23	14.64	100,462	1,263,779	5.13%	6.98%	2.27%
	2016		0.40%	2.15%	9.71	13.71	82,784	1,023,156	3.06%	4.88%	2.07%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
DWS Alternative Asset Allocation VIP Portfolio - Class B
	2020		0.10%	3.20%	$9.23	$15.24	3,245,554	$43,922,109	2.00%	5.22%	2.44%
	2019		0.10%	3.20%	9.05	14.56	3,531,090	46,189,814	10.75%	14.23%	3.59%
	2018		0.10%	3.20%	8.17	12.82	3,915,118	45,538,756	-12.23%	-9.44%	1.92%
	2017		0.10%	3.20%	9.31	14.23	4,202,999	54,822,983	3.67%	6.69%	2.05%
	2016		0.30%	3.20%	8.98	13.39	4,305,326	53,342,762	1.68%	4.68%	1.80%
DWS Equity 500 Index VIP Portfolio - Class A
	2020		1.30%	2.65%	25.09	44.35	213,508	6,871,980	15.01%	16.57%	1.68%
	2019		1.30%	2.65%	21.63	38.05	229,813	6,382,046	27.76%	29.49%	2.01%
	2018		1.30%	2.65%	16.79	29.38	231,343	4,987,545	-7.15%	-5.88%	1.68%
	2017		1.30%	2.65%	17.93	31.22	251,209	5,802,183	18.36%	19.97%	1.82%
	2016		1.30%	2.65%	15.02	26.02	314,478	5,985,795	8.70%	10.17%	1.93%
DWS Small Cap Index VIP Portfolio - Class A
	2020		1.30%	2.70%	24.05	48.98	69,643	3,041,237	16.25%	17.89%	1.11%
	2019		1.30%	2.70%	20.65	41.78	78,447	2,924,463	21.89%	23.61%	1.06%
	2018		1.30%	2.70%	16.90	33.99	88,315	2,668,032	-13.60%	-12.38%	0.99%
	2017		1.30%	2.70%	19.53	39.00	104,861	3,639,672	11.28%	12.85%	0.94%
	2016		1.30%	2.70%	17.51	34.75	117,462	3,623,104	17.86%	19.46%	1.02%
Eaton Vance VT Floating-Rate Income Fund - ADV Class
	2020		0.35%	0.80%	11.42	12.04	148,477	1,738,666	1.46%	1.91%	3.65%
	2019		0.35%	0.80%	11.25	11.82	366,791	4,229,636	6.61%	7.11%	4.56%
	2018		0.35%	0.80%	10.54	11.05	349,424	3,771,341	-0.73%	-0.28%	4.03%
	2017		0.35%	0.80%	10.92	11.08	323,395	3,542,426	2.86%	3.27%	3.53%
	2016		0.40%	0.80%	10.62	10.73	207,642	2,228,046	8.34%	8.77%	3.42%
Eaton Vance VT Floating-Rate Income Fund - Initial Class
	2020		0.10%	1.65%	10.35	11.92	3,102,671	34,403,696	0.34%	1.91%	3.30%
	2019		0.10%	1.65%	10.28	11.72	2,475,696	27,231,876	5.38%	7.02%	4.31%
	2018		0.10%	1.65%	10.30	10.97	2,249,181	23,547,360	-1.71%	-0.17%	3.80%
	2017		0.10%	1.65%	10.48	11.01	1,635,116	17,392,170	1.73%	3.12%	3.28%
	2016		0.30%	1.65%	10.31	10.68	1,106,306	11,525,735	7.16%	8.62%	3.15%
Fidelity® VIP Balanced Portfolio - Initial Class
	2020		0.35%	0.50%	13.60	13.65	133,330	1,814,503	21.78%	21.96%	2.29%
	2019	8/6/19	0.35%	0.50%	11.15	11.21	31,112	347,250	7.19%	9.58%	1.71%
Fidelity® VIP Balanced Portfolio - Service Class 2
	2020		0.00%	3.20%	13.02	13.69	11,232,024	150,143,640	18.34%	22.00%	1.57%
	2019	5/23/19	0.10%	3.15%	11.01	11.22	3,292,818	36,582,102	2.97%	12.72%	2.36%
Fidelity® VIP Contrafund® Portfolio - Initial Class
	2020		0.35%	0.80%	19.50	22.73	378,342	7,715,029	29.53%	30.11%	0.24%
	2019		0.35%	0.80%	15.05	17.48	239,284	3,823,811	30.53%	31.12%	0.49%
	2018		0.35%	0.80%	11.64	13.34	185,975	2,333,377	-7.12%	-6.70%	0.79%
	2017		0.35%	0.80%	14.10	14.31	124,900	1,754,755	20.90%	21.39%	1.03%
	2016		0.40%	0.80%	11.66	11.78	113,901	1,341,965	7.14%	7.57%	0.95%
Fidelity® VIP Contrafund® Portfolio - Service Class 2
	2020		0.00%	3.45%	17.29	54.37	34,159,884	1,406,189,791	25.82%	30.10%	0.08%
	2019		0.10%	3.45%	13.44	42.30	38,215,142	1,237,669,901	26.82%	31.14%	0.22%
	2018		0.10%	3.45%	10.27	32.64	39,507,929	1,003,924,856	-9.63%	-6.73%	0.44%
	2017		0.10%	3.25%	14.23	35.42	40,386,161	1,133,923,370	17.76%	21.22%	0.78%
	2016		0.30%	3.20%	11.74	29.51	42,901,310	1,016,765,625	4.34%	7.41%	0.56%
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class
	2020		0.35%	1.85%	13.62	14.50	56,588	806,416	11.89%	13.58%	1.08%
	2019		0.35%	1.85%	12.18	12.70	62,687	789,129	15.73%	17.30%	2.31%
	2018	5/17/18	0.50%	1.85%	10.52	10.83	45,439	486,992	-7.08%	-5.90%	0.81%
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2
	2020		0.30%	2.90%	12.15	14.44	1,911,228	26,065,280	10.63%	13.55%	1.03%
	2019		0.30%	2.90%	10.81	12.72	1,713,771	20,866,844	14.33%	17.34%	1.75%
	2018		0.30%	2.90%	10.26	10.84	1,240,685	13,070,030	-8.03%	-5.66%	1.64%
	2017	1/17/17	0.30%	2.85%	11.16	11.49	535,374	6,058,541	3.45%	11.03%	1.78%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Growth Portfolio - Initial Class
	2020		0.35%	2.50%	$24.95	$60.12	242,213	$8,906,376	40.35%	43.39%	0.07%
	2019		0.35%	2.50%	17.47	42.56	233,494	6,288,142	30.98%	33.84%	0.26%
	2018		0.35%	2.50%	13.11	32.28	231,858	4,917,907	-2.64%	-0.52%	0.25%
	2017		0.35%	2.50%	15.67	32.93	216,809	4,933,313	31.81%	34.59%	0.22%
	2016		0.40%	2.50%	11.64	24.82	220,923	3,955,951	-1.69%	0.40%	0.03%
Fidelity® VIP Growth Portfolio - Service Class 2
	2020		0.00%	3.15%	21.55	57.99	7,601,079	330,640,979	39.10%	43.41%	0.04%
	2019		0.10%	3.15%	15.06	40.93	7,977,868	251,667,952	29.82%	33.84%	0.06%
	2018		0.10%	3.15%	11.27	30.98	8,482,235	206,318,870	-3.53%	-0.53%	0.04%
	2017		0.10%	3.15%	14.33	31.70	8,868,563	221,914,221	30.65%	34.41%	0.08%
	2016		0.30%	3.15%	10.82	23.95	8,568,945	161,344,919	-2.57%	0.25%	0.00%
Fidelity® VIP Mid Cap Portfolio - Initial Class
	2020		0.35%	0.80%	15.35	17.13	197,642	3,186,666	17.25%	17.78%	0.74%
	2019		0.35%	0.80%	13.09	14.55	158,179	2,188,212	22.46%	23.02%	0.91%
	2018		0.35%	0.80%	10.78	11.84	133,888	1,537,676	-15.22%	-14.84%	0.64%
	2017		0.35%	0.80%	13.71	13.90	139,425	1,896,503	19.85%	20.33%	0.79%
	2016		0.40%	0.80%	11.44	11.56	98,925	1,142,422	11.34%	11.79%	0.52%
Fidelity® VIP Mid Cap Portfolio - Service Class 2
	2020		0.00%	3.30%	12.00	32.67	21,435,347	624,686,326	14.04%	17.75%	0.39%
	2019		0.10%	3.30%	10.32	28.06	22,835,648	576,800,583	19.17%	23.05%	0.68%
	2018		0.10%	3.30%	10.13	23.07	23,027,627	482,402,220	-17.54%	-14.86%	0.41%
	2017		0.10%	3.30%	13.63	27.41	23,254,716	583,214,185	16.74%	20.18%	0.49%
	2016		0.30%	3.20%	11.39	23.02	24,449,161	518,501,410	8.40%	11.59%	0.29%
Fidelity® VIP Strategic Income Portfolio - Initial Class
	2020		0.35%	0.75%	12.11	12.68	246,010	3,031,663	6.71%	7.14%	4.46%
	2019		0.35%	0.75%	11.35	11.84	162,197	1,868,659	10.06%	10.50%	3.23%
	2018		0.35%	0.75%	10.31	10.72	161,543	1,687,646	-3.30%	-2.91%	5.11%
	2017		0.35%	0.75%	11.05	11.05	55,269	605,430	7.36%	7.36%	3.40%
	2016		0.40%	0.40%	10.29	10.29	44,522	458,257	7.84%	7.84%	5.29%
Fidelity® VIP Strategic Income Portfolio - Service Class 2
	2020		0.10%	1.65%	11.20	12.56	1,987,790	23,533,905	5.41%	7.05%	3.18%
	2019		0.10%	1.65%	10.60	11.76	2,005,379	22,458,743	8.84%	10.54%	3.39%
	2018		0.10%	1.65%	10.14	10.66	1,732,722	17,817,027	-4.41%	-2.92%	3.82%
	2017		0.10%	1.65%	10.61	11.00	1,452,008	15,571,124	5.79%	7.22%	3.81%
	2016		0.30%	1.65%	10.03	10.26	777,159	7,854,444	6.25%	7.69%	4.74%
First Trust Capital Strength Portfolio - Class I
	2020	5/19/20	0.10%	3.05%	11.73	11.95	1,233,699	14,630,774	2.48%	18.48%	0.39%
First Trust Capital Strength Portfolio - Class II
	2020	6/5/20	0.35%	0.50%	11.94	11.95	47,473	566,907	13.75%	14.26%	0.46%
First Trust Dorsey Wright Tactical Core Portfolio - Class I
	2020		0.10%	1.65%	11.35	14.97	786,724	10,242,778	9.27%	10.98%	0.50%
	2019		0.10%	1.65%	10.35	13.49	825,592	9,938,685	19.01%	20.87%	0.64%
	2018		0.10%	1.65%	10.20	11.16	791,445	8,059,640	-9.59%	-8.18%	0.37%
	2017		0.10%	1.65%	11.32	11.61	420,699	4,797,488	15.74%	17.14%	0.68%
	2016	3/11/16	0.30%	1.50%	9.78	9.91	196,582	1,928,167	4.03%	6.04%	0.85%
First Trust Dorsey Wright Tactical Core Portfolio - Class II
	2020		0.35%	0.35%	14.47	14.47	2,081	30,116	10.57%	10.57%	0.65%
	2019		0.35%	0.35%	13.09	13.09	3,283	42,970	20.86%	20.86%	0.90%
	2018	5/21/18	0.35%	0.35%	10.83	10.83	2,723	29,491	-12.86%	-12.86%	0.53%
First Trust International Developed Capital Strength Portfolio - Class I
	2020	6/30/20	0.95%	1.35%	13.12	13.15	39,739	522,061	6.23%	18.56%	0.86%
First Trust International Developed Capital Strength Portfolio - Class II
	2020	8/4/20	0.35%	0.40%	13.23	13.23	4,642	61,412	8.52%	13.72%	0.79%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
First Trust Multi Income Allocation Portfolio - Class I
	2020		0.10%	1.65%	$11.20	$12.70	620,636	$7,432,467	0.81%	2.38%	2.25%
	2019		0.10%	1.65%	11.07	12.48	610,843	7,280,654	14.48%	16.26%	2.48%
	2018		0.10%	1.65%	10.32	10.80	569,142	5,933,801	-6.00%	-4.53%	2.32%
	2017		0.10%	1.65%	10.99	11.54	502,593	5,591,237	4.31%	5.74%	2.63%
	2016		0.30%	1.65%	10.53	10.92	477,982	5,078,137	7.51%	8.96%	2.29%
First Trust Multi Income Allocation Portfolio - Class II
	2019		0.75%	0.75%	11.58	11.58	2,912	33,731	15.70%	15.70%	2.53%
	2018		0.75%	0.75%	10.01	10.01	4,008	40,117	-4.82%	-4.82%	0.72%
	2017		0.80%	0.80%	11.43	11.43	4,292	49,057	5.38%	5.38%	2.78%
	2016	11/28/16	0.80%	0.80%	10.84	10.84	4,551	49,364	1.79%	1.79%	1.46%
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I
	2020		0.10%	3.30%	12.07	16.45	14,602,856	201,041,734	4.31%	7.70%	1.52%
	2019		0.10%	3.50%	11.35	15.31	13,930,199	181,711,700	16.85%	20.65%	1.65%
	2018		0.10%	3.30%	10.44	12.71	11,721,892	129,518,622	-8.00%	-5.10%	1.73%
	2017		0.20%	3.30%	12.77	13.41	7,202,721	86,187,711	11.62%	13.13%	1.75%
	2016		0.30%	1.65%	11.44	11.85	1,449,656	16,730,278	9.91%	11.40%	1.03%
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II
	2020		0.35%	1.85%	13.66	16.64	104,706	1,511,108	6.14%	7.75%	1.77%
	2019		0.35%	1.85%	12.87	15.45	97,430	1,305,508	18.80%	20.53%	5.00%
	2018		0.40%	1.85%	11.15	12.82	2,873	32,956	-5.07%	-4.98%	1.01%
	2017		0.40%	0.70%	13.49	13.49	16,142	190,458	13.30%	13.30%	7.14%
	2016		0.40%	0.40%	11.91	11.91	514	6,136	11.63%	11.63%	1.14%
Franklin Allocation VIP Fund - Class 1
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.77%
	2018	8/3/18	0.35%	0.35%	10.75	10.75	3,571	38,377	-11.41%	-11.41%	0.00%
Franklin Allocation VIP Fund - Class 4
	2020		0.80%	2.65%	11.52	13.02	1,077,880	13,333,617	8.83%	10.69%	1.35%
	2019		0.95%	2.85%	10.53	11.78	750,145	8,669,118	17.61%	18.43%	3.28%
	2018		0.30%	1.65%	9.71	10.34	740,202	7,304,811	-11.06%	-9.85%	2.77%
	2017		0.30%	1.65%	10.92	11.47	732,709	8,112,121	9.95%	11.45%	2.47%
	2016		0.30%	1.65%	9.93	10.29	624,012	6,262,072	11.07%	12.58%	3.36%
Franklin Income VIP Fund - Class 1
	2020		0.35%	0.40%	12.65	12.80	28,069	357,333	0.57%	0.62%	6.93%
	2019		0.35%	0.40%	12.58	12.72	25,083	315,920	15.96%	16.01%	6.02%
	2018		0.35%	0.40%	10.85	10.97	19,153	207,839	-4.48%	-4.43%	4.93%
	2017		0.35%	0.40%	11.35	11.35	14,320	162,608	9.50%	9.50%	4.11%
	2016		0.40%	0.40%	10.37	10.37	10,100	104,717	13.88%	13.88%	4.48%
Franklin Income VIP Fund - Class 2
	2020		0.60%	3.30%	10.23	18.82	25,321,024	446,642,199	-2.58%	0.09%	5.86%
	2019		0.60%	3.30%	10.50	18.92	27,183,377	483,947,543	12.29%	15.37%	5.38%
	2018		0.60%	3.30%	9.43	16.51	30,278,073	471,959,619	-7.32%	-4.87%	4.81%
	2017		0.60%	3.20%	12.99	17.77	34,344,379	567,940,664	6.22%	9.01%	4.14%
	2016		0.60%	3.20%	12.23	16.69	37,309,015	571,348,724	10.43%	13.34%	4.55%
Franklin Income VIP Fund - Class 4
	2020		0.10%	3.05%	10.71	12.73	9,016,042	107,144,516	-2.44%	0.48%	5.60%
	2019		0.10%	3.05%	10.80	12.67	8,805,135	105,390,148	12.73%	15.93%	5.09%
	2018		0.10%	2.90%	10.07	10.93	6,771,298	70,769,556	-7.15%	-4.51%	4.54%
	2017		0.10%	2.90%	10.71	11.25	4,684,359	51,699,616	7.76%	9.22%	3.70%
	2016		0.30%	1.65%	9.94	10.30	2,486,241	24,996,694	12.01%	13.53%	4.24%
Franklin Mutual Shares VIP Fund - Class 1
	2020		0.35%	0.80%	12.05	12.83	59,178	736,952	-5.61%	-5.18%	3.08%
	2019		0.35%	0.80%	12.76	13.53	54,224	715,481	21.94%	22.49%	2.10%
	2018		0.35%	0.80%	10.56	11.05	53,834	582,190	-9.22%	-9.17%	2.33%
	2017		0.35%	0.40%	12.18	12.18	71,025	860,472	8.20%	8.20%	2.52%
	2016		0.40%	0.40%	11.25	11.25	56,610	637,050	15.89%	15.89%	2.89%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Franklin Mutual Shares VIP Fund - Class 2
	2020		0.60%	3.25%	$10.51	$20.03	37,068,582	$619,818,323	-8.08%	-5.61%	2.92%
	2019		0.60%	3.25%	11.42	21.22	36,127,419	643,775,979	18.65%	21.84%	1.81%
	2018		0.60%	3.25%	9.61	17.42	40,190,663	591,454,706	-11.97%	-9.61%	2.34%
	2017		0.60%	3.25%	13.59	19.64	44,497,302	728,816,598	4.94%	7.70%	2.24%
	2016		0.60%	3.20%	12.90	18.67	47,911,586	732,978,896	12.40%	15.36%	1.83%
Franklin Mutual Shares VIP Fund - Class 4
	2020		0.10%	3.10%	10.17	12.61	3,280,167	37,669,699	-8.07%	-5.26%	2.91%
	2019		0.10%	3.10%	10.87	13.34	2,882,792	35,459,669	18.70%	22.31%	1.86%
	2018		0.10%	3.10%	9.78	10.92	2,301,086	23,524,946	-11.94%	-9.25%	2.61%
	2017		0.10%	3.10%	11.48	12.06	1,435,367	16,484,322	6.48%	7.93%	2.42%
	2016		0.30%	1.65%	10.79	11.18	504,067	5,503,180	14.04%	15.59%	1.71%
Franklin Rising Dividends VIP Fund - Class 1
	2020		0.35%	0.75%	17.37	20.18	64,229	1,217,135	15.76%	15.82%	1.41%
	2019		0.35%	0.40%	15.00	17.43	53,275	883,704	29.07%	29.13%	1.48%
	2018		0.35%	0.40%	11.61	13.51	45,370	601,230	-5.22%	-5.17%	1.55%
	2017		0.35%	0.40%	14.25	14.25	49,056	693,179	20.37%	20.37%	1.76%
	2016		0.40%	0.80%	11.84	11.84	54,805	648,697	15.86%	15.86%	1.41%
Franklin Rising Dividends VIP Fund - Class 4
	2020		0.00%	1.65%	13.65	19.87	2,165,046	36,745,313	13.95%	15.73%	1.21%
	2019		0.10%	1.65%	11.94	17.20	2,162,980	32,977,397	27.04%	29.03%	1.13%
	2018		0.10%	1.65%	11.79	13.36	1,708,026	21,457,458	-6.72%	-5.26%	1.16%
	2017		0.10%	1.65%	13.45	14.13	1,650,892	22,517,549	18.43%	20.04%	1.48%
	2016		0.30%	1.65%	11.35	11.77	1,393,866	16,009,437	14.04%	15.59%	1.12%
Franklin Small Cap Value VIP Fund - Class 1
	2020		0.35%	0.40%	14.22	15.17	58,221	850,613	4.99%	5.04%	1.67%
	2019		0.35%	0.75%	13.36	14.45	43,860	615,116	25.78%	26.28%	1.31%
	2018		0.35%	0.75%	10.72	11.45	33,254	373,521	-13.04%	-12.99%	1.16%
	2017		0.35%	0.80%	12.98	13.17	47,120	616,408	10.03%	10.47%	0.79%
	2016		0.40%	0.80%	11.92	11.92	32,106	382,591	30.02%	30.02%	0.96%
Franklin Small Cap Value VIP Fund - Class 4
	2020		0.10%	1.65%	10.99	15.08	759,726	10,073,132	3.41%	5.03%	1.36%
	2019		0.10%	1.65%	10.60	14.41	717,767	9,346,379	24.16%	26.10%	0.91%
	2018		0.10%	1.65%	10.63	11.48	593,847	6,370,979	-14.43%	-13.09%	0.73%
	2017		0.10%	1.65%	12.43	13.05	570,206	7,200,733	8.75%	10.23%	0.43%
	2016		0.30%	1.65%	11.43	11.84	515,803	5,963,669	27.99%	29.73%	0.56%
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	2020		0.35%	0.75%	22.58	25.39	65,997	1,538,967	54.36%	54.98%	0.00%
	2019		0.35%	0.75%	14.83	16.39	48,238	730,956	31.28%	31.34%	0.00%
	2018		0.35%	0.40%	11.29	12.48	32,393	382,682	-5.53%	-5.49%	0.00%
	2017		0.35%	0.80%	13.03	13.22	18,010	234,958	20.78%	21.26%	0.00%
	2016		0.40%	0.80%	10.90	10.90	18,342	199,812	3.99%	3.99%	0.00%
Franklin Small-Mid Cap Growth VIP Fund - Class 4
	2020		0.10%	1.65%	17.51	24.97	630,879	13,631,540	52.47%	54.85%	0.00%
	2019		0.10%	1.65%	11.45	16.16	555,448	7,984,799	29.12%	31.13%	0.00%
	2018		0.10%	1.65%	11.60	12.35	477,717	5,536,817	-7.01%	-5.55%	0.00%
	2017		0.10%	1.65%	12.47	13.10	431,083	5,462,010	19.32%	20.94%	0.00%
	2016		0.30%	1.65%	10.45	10.83	305,816	3,236,354	2.33%	3.72%	0.00%
Goldman Sachs VIT Government Money Market Fund - Institutional Shares
	2020		0.40%	0.80%	10.00	10.27	31,244	318,585	-0.37%	0.03%	0.50%
	2019		0.40%	0.80%	10.04	10.27	47,589	486,543	1.30%	1.71%	2.09%
	2018		0.40%	0.80%	9.91	10.10	62,918	633,355	0.92%	1.33%	1.73%
	2017		0.40%	0.80%	9.82	9.96	45,870	456,074	-0.04%	0.36%	0.75%
	2016		0.40%	0.80%	9.93	9.93	145,114	1,434,296	-0.11%	-0.11%	0.29%
Goldman Sachs VIT Government Money Market Fund - Service Shares
	2020		0.30%	1.65%	9.34	10.22	2,756,876	26,767,743	-1.38%	-0.04%	0.23%
	2019		0.30%	1.65%	9.47	10.22	2,491,076	24,395,322	0.20%	1.56%	1.84%
	2018		0.30%	1.65%	9.45	10.06	2,387,748	23,299,366	-0.18%	1.18%	1.46%
	2017		0.30%	1.65%	9.47	9.95	3,611,288	34,978,630	-1.13%	0.21%	0.49%
	2016		0.30%	1.65%	9.58	9.93	4,889,010	47,465,080	-1.60%	-0.26%	0.04%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Goldman Sachs VIT Large Cap Value Fund - Service Shares
	2020		0.60%	2.60%	$18.69	$28.86	5,431,793	$142,101,185	1.08%	3.13%	1.17%
	2019		0.60%	2.60%	18.48	27.99	5,538,746	141,063,268	22.39%	24.86%	1.21%
	2018		0.60%	2.60%	15.09	22.42	6,191,236	126,845,108	-11.08%	-9.27%	1.00%
	2017		0.60%	2.60%	16.96	24.59	6,809,713	154,363,612	6.76%	8.85%	1.40%
	2016		0.65%	2.60%	15.88	22.59	7,309,129	152,708,651	8.43%	10.56%	1.70%
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares
	2020		0.95%	1.65%	9.50	10.66	241,213	2,417,479	4.84%	5.57%	1.84%
	2019		0.95%	1.65%	9.06	10.10	249,085	2,333,418	6.83%	7.58%	2.61%
	2018		0.95%	1.65%	8.48	8.70	249,024	2,161,499	-8.62%	-8.11%	2.22%
	2017		1.10%	1.65%	9.28	9.47	257,412	2,427,961	3.42%	3.99%	2.03%
	2016		0.30%	1.65%	8.97	9.10	282,396	2,561,128	-1.37%	-0.82%	0.72%
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares
	2020		0.35%	0.75%	10.60	11.29	79,700	894,929	6.27%	6.69%	2.33%
	2019		0.35%	0.75%	9.94	10.58	68,465	720,081	8.29%	8.73%	4.63%
	2018		0.35%	0.75%	9.14	9.73	21,054	202,565	-7.44%	-7.06%	3.47%
	2017		0.35%	0.80%	9.70	9.84	10,683	107,351	4.76%	5.18%	3.00%
	2016		0.40%	0.80%	9.36	9.36	6,083	56,608	0.12%	0.12%	1.90%
Goldman Sachs VIT Strategic Income Fund - Advisor Shares
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.17%
	2017		0.10%	1.65%	8.96	9.41	536,343	4,879,730	-3.92%	-2.62%	0.77%
	2016		0.30%	1.65%	9.33	9.46	536,717	5,058,570	-0.91%	-0.36%	1.96%
Goldman Sachs VIT Strategic Income Fund - Institutional Shares
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.66%
	2017		0.40%	0.40%	9.52	9.52	2,368	22,542	-2.43%	-2.43%	1.04%
	2016	9/28/16	0.40%	0.40%	9.75	9.75	2,517	24,556	0.75%	0.75%	1.14%
Guggenheim VT Long Short Equity
	2020		0.10%	1.65%	9.91	11.71	330,534	3,670,727	3.21%	4.82%	0.81%
	2019		0.10%	1.65%	9.58	11.19	378,329	4,043,131	3.81%	5.43%	0.57%
	2018		0.10%	1.65%	9.92	10.64	365,543	3,736,544	-14.36%	-13.02%	0.00%
	2017		0.10%	1.65%	11.67	12.25	405,110	4,812,811	12.97%	14.51%	0.34%
	2016		0.30%	1.65%	10.33	10.70	323,154	3,383,496	-0.99%	0.35%	0.00%
Guggenheim VT Multi-Hedge Strategies
	2020		0.00%	1.65%	10.53	11.52	575,291	6,299,090	5.63%	7.28%	1.35%
	2019		0.10%	1.65%	9.97	10.76	473,670	4,851,999	3.29%	4.70%	2.38%
	2018		0.30%	1.65%	9.65	10.27	477,558	4,710,177	-6.63%	-5.36%	0.00%
	2017		0.30%	1.65%	10.33	10.85	448,100	4,707,985	1.98%	3.37%	0.00%
	2016		0.30%	1.65%	10.13	10.47	403,607	4,142,436	-2.11%	-0.88%	0.08%
Hartford Capital Appreciation HLS Fund - Class IA
	2020		0.40%	0.40%	19.90	19.90	4,679	93,109	21.43%	21.43%	1.00%
	2019		0.40%	0.40%	16.39	16.39	4,672	76,568	30.76%	30.76%	1.23%
	2018		0.40%	0.40%	12.53	12.53	4,665	58,474	-7.33%	-7.33%	0.75%
	2017		0.40%	0.40%	13.52	13.52	7,331	99,163	21.65%	21.65%	1.12%
	2016		0.40%	0.40%	11.12	11.12	7,326	81,462	5.10%	5.10%	1.06%
Hartford Capital Appreciation HLS Fund - Class IC
	2020		0.10%	1.65%	13.75	19.38	958,021	16,220,407	19.33%	21.20%	0.48%
	2019		0.10%	1.65%	11.48	16.03	968,891	13,944,694	28.49%	30.50%	1.01%
	2018		0.10%	1.65%	10.24	12.30	899,996	10,465,181	-8.93%	-7.51%	0.44%
	2017		0.10%	1.65%	12.69	13.33	926,942	11,917,596	19.52%	21.14%	0.73%
	2016		0.30%	1.65%	10.62	11.00	806,703	8,649,304	3.27%	4.67%	0.76%
Invesco Oppenheimer V.I. Global Fund - Series II Shares
	2020		0.65%	2.20%	24.74	48.62	209,459	8,798,039	24.57%	26.51%	0.42%
	2019		0.65%	2.55%	19.83	38.43	258,694	8,582,552	28.60%	30.60%	0.63%
	2018		0.65%	2.20%	15.40	29.42	297,879	7,555,174	-15.28%	-13.95%	0.76%
	2017		0.65%	2.20%	18.15	34.20	304,884	9,047,815	33.36%	35.44%	0.73%
	2016		0.65%	2.20%	13.59	25.25	354,127	7,763,619	-2.33%	-0.80%	0.72%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares
	2020		0.35%	0.80%	$13.84	$15.08	92,331	$1,350,062	20.53%	21.08%	1.01%
	2019		0.35%	0.80%	11.48	12.45	67,327	803,467	27.58%	28.15%	1.04%
	2018		0.35%	0.80%	9.00	9.72	59,304	548,576	-20.06%	-19.70%	1.15%
	2017		0.35%	0.80%	11.26	11.42	123,723	1,458,185	25.29%	25.79%	1.02%
	2016		0.40%	0.80%	8.99	9.08	58,733	532,819	-2.90%	-2.51%	1.04%
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares
	2020		0.10%	1.65%	11.72	15.62	1,345,471	17,506,199	19.06%	20.92%	0.63%
	2019		0.10%	1.65%	9.81	12.91	1,475,585	16,258,622	25.86%	27.82%	0.71%
	2018		0.10%	1.65%	8.58	10.10	1,423,208	12,469,156	-20.87%	-19.63%	0.60%
	2017		0.10%	1.65%	10.85	11.39	1,242,004	13,750,691	24.38%	26.07%	1.19%
	2016		0.30%	1.65%	8.72	9.04	964,138	8,511,287	-4.31%	-3.01%	0.77%
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares
	2020		0.35%	0.75%	16.38	18.73	112,109	1,901,289	19.03%	19.51%	0.94%
	2019		0.35%	0.75%	13.76	15.68	38,838	571,950	25.53%	26.03%	0.20%
	2018		0.35%	0.75%	11.07	12.45	51,206	620,961	-10.68%	-10.64%	0.28%
	2017		0.35%	0.40%	13.93	13.93	43,802	605,697	13.70%	13.70%	0.84%
	2016		0.40%	0.40%	12.25	12.25	39,236	480,830	17.58%	17.58%	0.49%
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series II Shares
	2020		0.00%	1.65%	12.55	18.54	1,102,313	18,283,281	17.68%	19.52%	0.36%
	2019		0.10%	1.65%	10.63	15.54	1,195,112	17,135,467	24.07%	26.01%	0.00%
	2018		0.10%	1.65%	11.54	12.36	949,678	11,092,256	-12.00%	-10.63%	0.06%
	2017		0.10%	1.65%	13.19	13.86	793,691	10,623,910	12.05%	13.57%	0.62%
	2016		0.30%	1.65%	11.77	12.20	676,356	8,052,027	15.75%	17.32%	0.23%
Invesco V.I. American Franchise Fund - Series I Shares
	2020		1.40%	1.80%	13.90	23.81	141,921	3,225,824	39.55%	40.38%	0.07%
	2019		1.40%	1.80%	9.96	16.96	158,174	2,557,796	34.31%	34.86%	0.00%
	2018		1.40%	1.80%	7.41	12.58	180,290	2,134,044	-5.35%	-4.96%	0.00%
	2017		1.40%	1.80%	7.83	13.24	217,758	2,712,314	25.07%	25.57%	0.08%
	2016		1.40%	1.80%	6.26	10.54	247,786	2,457,377	0.44%	0.85%	0.00%
Invesco V.I. American Franchise Fund - Series II Shares
	2020		1.35%	2.45%	30.30	42.17	71,670	2,259,135	38.59%	40.03%	0.00%
	2019		1.35%	2.45%	21.75	30.11	74,439	1,682,864	33.14%	34.73%	0.00%
	2018		1.30%	2.45%	16.25	22.35	78,152	1,328,366	-6.18%	-5.11%	0.00%
	2017		1.35%	2.45%	17.23	23.55	83,516	1,494,190	24.33%	25.36%	0.00%
	2016		1.35%	2.15%	13.82	18.79	88,012	1,262,042	-0.15%	0.65%	0.00%
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares
	2020		0.35%	0.75%	12.64	14.00	116,574	1,502,282	9.40%	9.84%	7.89%
	2019		0.35%	0.75%	11.55	12.76	117,307	1,376,482	14.35%	14.80%	0.00%
	2018		0.35%	0.75%	10.20	11.12	64,161	657,219	-6.83%	-6.79%	1.57%
	2017		0.35%	0.40%	11.93	11.93	66,358	741,488	9.72%	9.72%	6.19%
	2016		0.40%	0.40%	10.88	10.88	16,502	179,469	11.19%	11.19%	0.39%
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares
	2020		0.30%	1.65%	11.30	13.51	973,150	12,389,796	8.19%	9.44%	7.49%
	2019		0.10%	1.65%	10.41	12.37	1,158,549	13,686,453	13.00%	14.77%	0.00%
	2018		0.10%	1.65%	10.37	10.84	1,119,612	11,799,469	-8.24%	-7.36%	1.29%
	2017		0.30%	1.65%	11.30	11.87	1,218,734	13,988,224	8.03%	9.50%	4.05%
	2016		0.30%	1.65%	10.46	10.84	1,087,000	11,500,595	9.69%	11.18%	0.19%
Invesco V.I. Comstock Fund - Series I Shares
	2020		0.35%	0.40%	14.17	14.67	25,747	369,225	-1.25%	-1.20%	2.49%
	2019		0.35%	0.40%	14.34	14.85	20,436	297,683	24.80%	24.86%	2.16%
	2018		0.35%	0.40%	11.90	11.90	12,328	145,372	-12.51%	-12.51%	1.80%
	2017		0.40%	0.40%	13.60	13.60	8,926	121,431	17.38%	17.38%	2.19%
	2016		0.40%	0.40%	11.59	11.59	10,970	127,171	16.83%	16.83%	1.75%
Invesco V.I. Comstock Fund - Series II Shares
	2020		0.10%	1.65%	10.15	14.53	561,979	7,440,826	-2.71%	-1.19%	2.05%
	2019		0.10%	1.65%	10.40	14.73	596,983	8,185,352	22.90%	24.82%	1.77%
	2018		0.10%	1.65%	11.11	11.83	548,969	6,209,675	-13.80%	-12.45%	1.57%
	2017		0.10%	1.65%	12.88	13.54	409,711	5,376,964	15.65%	17.22%	2.15%
	2016		0.30%	1.65%	11.19	11.55	319,390	3,609,131	15.25%	16.64%	1.29%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. Core Equity Fund - Series I Shares
	2020		1.40%	2.35%	$15.35	$29.96	272,343	$5,761,569	11.20%	12.27%	1.34%
	2019		1.40%	2.35%	13.73	26.88	296,838	5,603,944	25.97%	27.17%	0.92%
	2018		1.40%	2.35%	10.84	21.30	335,446	5,001,761	-11.50%	-10.66%	0.89%
	2017		1.40%	2.35%	12.18	24.02	375,246	6,275,565	10.55%	11.60%	1.01%
	2016		1.40%	2.35%	10.96	21.68	439,891	6,615,056	7.70%	8.73%	0.70%
Invesco V.I. Core Equity Fund - Series II Shares
	2020		1.30%	2.65%	22.11	30.78	54,655	1,322,183	10.60%	12.10%	1.03%
	2019		1.30%	2.65%	19.85	27.46	61,289	1,326,705	25.30%	27.00%	0.17%
	2018		1.30%	2.65%	15.73	21.62	68,621	1,170,191	-11.89%	-10.78%	0.00%
	2017		1.30%	2.55%	17.74	24.23	75,828	1,453,158	10.04%	11.42%	0.78%
	2016		1.30%	2.55%	16.03	21.75	91,692	1,584,442	7.25%	8.60%	0.45%
Invesco V.I. Diversified Dividend Fund - Series I Shares
	2020		0.35%	0.40%	12.88	15.30	47,613	620,376	-0.26%	-0.21%	2.77%
	2019		0.35%	0.40%	12.91	15.33	58,955	768,072	24.59%	24.65%	3.16%
	2018		0.35%	0.40%	10.35	12.31	37,564	394,884	-7.94%	-7.90%	3.78%
	2017		0.35%	0.40%	13.37	13.37	8,895	106,527	8.14%	8.14%	1.48%
	2016		0.40%	0.40%	12.36	12.36	2,580	31,899	14.36%	14.36%	0.84%
Invesco V.I. Diversified Dividend Fund - Series II Shares
	2020		0.10%	1.65%	11.36	15.19	1,280,565	17,952,700	-1.77%	-0.23%	2.91%
	2019		0.10%	1.65%	11.53	15.29	1,324,608	18,959,768	22.73%	24.65%	2.66%
	2018		0.10%	1.65%	10.55	12.32	1,465,453	17,127,260	-9.32%	-7.90%	2.16%
	2017		0.10%	1.65%	12.66	13.30	1,528,267	19,649,940	6.57%	8.02%	1.54%
	2016		0.30%	1.65%	11.88	12.31	1,337,202	16,087,887	12.66%	14.19%	1.29%
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares
	2020		0.35%	2.05%	15.59	18.77	346,118	5,660,570	10.68%	12.35%	1.27%
	2019		0.35%	1.85%	14.45	16.72	373,549	5,460,830	27.89%	28.34%	2.40%
	2018		0.35%	0.70%	11.26	13.03	65,725	749,917	-8.24%	-8.20%	2.25%
	2017		0.35%	0.40%	14.20	14.20	4,928	69,192	18.11%	18.11%	0.80%
	2016		0.40%	0.40%	12.02	12.02	2,387	28,707	13.79%	13.79%	0.88%
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares
	2020		0.10%	3.30%	12.68	18.59	15,202,564	236,135,426	8.77%	12.30%	1.33%
	2019		0.10%	3.30%	11.43	16.58	13,948,568	196,609,698	24.29%	28.33%	1.67%
	2018		0.10%	3.30%	10.74	12.95	9,815,299	110,864,159	-11.09%	-8.20%	1.14%
	2017		0.10%	3.30%	13.45	14.13	5,966,643	75,567,257	16.39%	17.97%	0.92%
	2016		0.30%	1.65%	11.56	11.98	1,336,793	15,623,413	12.08%	13.60%	0.41%
Invesco V.I. Equity and Income Fund - Series I Shares
	2020		0.35%	0.35%	14.23	14.23	3,342	47,570	9.57%	9.57%	2.47%
	2019		0.35%	0.35%	12.99	12.99	3,527	45,823	19.94%	19.94%	2.55%
	2018		0.35%	0.35%	10.83	10.83	3,693	39,997	-9.82%	-9.82%	2.20%
	2017		0.35%	0.35%	12.01	12.01	3,875	46,538	10.65%	10.65%	1.89%
	2016	11/11/16	0.40%	0.40%	11.79	11.79	1,537	18,139	3.99%	3.99%	0.00%
Invesco V.I. Equity and Income Fund - Series II Shares
	2020		0.10%	1.65%	11.39	14.80	811,963	11,377,077	7.86%	9.55%	2.17%
	2019		0.10%	1.65%	10.60	13.97	922,561	12,115,489	18.05%	19.89%	2.17%
	2018		0.10%	1.65%	10.64	11.67	1,199,440	13,403,180	-11.21%	-9.82%	1.98%
	2017		0.10%	1.65%	12.35	12.97	1,254,798	15,729,297	8.97%	10.45%	1.69%
	2016		0.30%	1.65%	11.33	11.74	658,431	7,539,819	12.96%	14.51%	1.59%
Invesco V.I. International Growth Fund - Series I Shares
	2020		0.35%	3.20%	12.91	36.57	141,766	2,757,658	10.40%	13.60%	2.51%
	2019		0.35%	3.20%	11.55	32.68	118,734	2,081,486	24.77%	28.13%	1.50%
	2018		0.35%	3.00%	9.14	25.89	128,582	1,837,051	-17.24%	-15.32%	2.08%
	2017		0.40%	2.70%	10.93	26.72	130,870	2,274,702	19.73%	22.51%	1.41%
	2016		0.40%	2.70%	9.04	22.09	129,560	1,937,875	-3.10%	-0.85%	1.23%
Invesco V.I. International Growth Fund - Series II Shares
	2020		0.10%	3.30%	11.56	36.05	3,307,565	82,073,552	10.05%	13.63%	2.16%
	2019		0.10%	3.30%	10.50	32.11	3,354,808	75,031,915	24.08%	28.11%	1.34%
	2018		0.10%	3.30%	8.40	25.37	2,963,605	52,694,832	-17.92%	-15.29%	1.94%
	2017		0.10%	3.25%	11.01	30.31	2,328,323	48,910,426	19.16%	22.36%	1.36%
	2016		0.30%	2.95%	9.09	25.02	1,858,589	31,241,116	-3.58%	-0.99%	1.14%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Ivy VIP Asset Strategy Portfolio - Class I
	2020		0.75%	0.75%	$14.80	$14.80	1,341	$19,852	13.31%	13.31%	3.81%
	2019		0.35%	0.35%	13.24	13.24	670	8,877	21.66%	21.66%	2.35%
	2018	8/6/18	0.35%	0.35%	10.89	10.89	708	7,705	-9.58%	-9.58%	2.00%
Ivy VIP Asset Strategy Portfolio - Class II
	2020		0.10%	1.65%	12.16	15.52	703,184	8,823,953	12.01%	13.76%	1.96%
	2019		0.10%	1.65%	10.82	11.74	849,518	9,490,457	19.79%	21.41%	2.20%
	2018		0.30%	1.65%	9.08	9.67	851,234	7,879,012	-6.99%	-5.72%	1.82%
	2017		0.30%	1.65%	9.76	10.25	915,038	9,072,599	16.34%	17.92%	1.56%
	2016		0.30%	1.65%	8.39	8.70	1,016,225	8,628,074	-4.16%	-2.87%	0.56%
Ivy VIP Energy Portfolio - Class I
	2020		0.35%	0.35%	4.23	4.23	21,306	90,111	-36.89%	-36.89%	3.74%
	2019		0.35%	0.35%	6.70	6.70	2,231	14,949	3.37%	3.37%	0.00%
	2018	9/14/18	0.35%	0.35%	6.48	6.48	4,746	30,770	-34.42%	-34.42%	0.00%
Ivy VIP Energy Portfolio - Class II
	2020		0.10%	1.65%	2.88	3.86	2,186,329	7,199,941	-37.87%	-37.02%	2.63%
	2019		0.30%	1.65%	4.64	6.17	932,942	4,513,862	1.78%	3.17%	0.00%
	2018		0.10%	1.65%	4.56	4.86	1,101,642	5,176,189	-35.22%	-34.33%	0.00%
	2017		0.30%	1.65%	7.04	7.39	920,785	6,592,006	-14.07%	-12.91%	0.81%
	2016		0.30%	1.65%	8.19	8.49	885,207	7,342,074	32.35%	34.15%	0.11%
Ivy VIP High Income Portfolio - Class I
	2020		0.35%	2.05%	11.59	12.85	111,787	1,427,988	4.14%	5.93%	7.31%
	2019		0.35%	2.05%	11.53	12.13	127,416	1,539,452	9.45%	11.11%	7.05%
	2018		0.35%	1.85%	10.53	10.92	73,028	795,402	-3.66%	-2.21%	2.58%
	2017	7/21/17	0.35%	1.85%	10.93	11.16	9,557	106,102	0.29%	1.40%	0.00%
Ivy VIP High Income Portfolio - Class II
	2020		0.10%	1.65%	11.00	12.87	2,449,277	29,455,610	4.29%	5.92%	6.60%
	2019		0.10%	1.65%	10.51	12.17	2,043,226	23,476,122	9.37%	11.08%	6.66%
	2018		0.10%	1.65%	10.31	10.98	1,835,107	19,275,895	-3.72%	-2.21%	6.24%
	2017		0.10%	1.65%	10.71	11.25	1,733,883	18,863,644	4.93%	6.36%	5.23%
	2016		0.30%	1.65%	10.21	10.58	1,227,172	12,676,987	14.29%	15.84%	6.26%
Ivy VIP Micro Cap Growth Portfolio - Class I
	2017	8/22/17	0.35%	0.35%	11.64	11.64	9,220	107,335	7.69%	7.69%	0.00%
Ivy VIP Micro Cap Growth Portfolio - Class II
	2017		0.10%	1.65%	11.27	11.84	348,136	4,000,567	7.05%	8.50%	0.00%
	2016		0.30%	1.65%	10.53	10.91	288,852	3,081,159	11.44%	12.95%	0.00%
Ivy VIP Mid Cap Growth Portfolio - Class I
	2020		0.35%	1.85%	24.01	26.61	238,971	6,098,160	46.64%	48.85%	0.00%
	2019		0.35%	1.85%	16.37	17.94	227,557	3,908,581	35.75%	37.80%	0.00%
	2018		0.35%	1.85%	12.46	12.46	167,791	2,093,134	-0.30%	-0.30%	0.00%
	2017	7/24/17	0.50%	0.50%	12.50	12.50	30,953	386,773	10.48%	10.48%	0.00%
Ivy VIP Mid Cap Growth Portfolio - Class II
	2020		0.10%	1.70%	18.20	27.48	1,084,116	25,363,036	46.49%	48.85%	0.00%
	2019		0.10%	1.70%	12.38	18.50	941,618	15,508,733	35.62%	37.80%	0.00%
	2018		0.10%	1.70%	12.54	13.45	780,829	9,897,191	-1.74%	-0.16%	0.00%
	2017		0.10%	1.70%	12.77	13.50	603,080	7,888,739	24.76%	26.52%	0.00%
	2016		0.30%	1.70%	10.23	10.67	437,303	4,559,877	4.33%	5.80%	0.00%
Ivy VIP Science and Technology Portfolio - Class I
	2020		0.35%	0.75%	25.36	25.81	82,599	2,123,737	34.69%	35.23%	0.00%
	2019		0.35%	0.75%	19.09	19.09	29,985	570,415	49.34%	49.34%	0.00%
	2018		0.35%	0.35%	12.78	12.78	22,486	287,444	-5.33%	-5.33%	0.00%
	2017	9/11/17	0.35%	0.35%	13.50	13.50	11,446	154,563	4.71%	4.71%	0.00%
Ivy VIP Science and Technology Portfolio - Class II
	2020		0.10%	1.65%	17.23	26.52	2,076,980	47,809,614	33.15%	35.23%	0.00%
	2019		0.10%	1.65%	12.90	19.61	2,059,771	36,260,046	47.04%	49.33%	0.00%
	2018		0.10%	1.65%	12.08	13.13	1,878,130	22,916,679	-6.79%	-5.33%	0.00%
	2017		0.10%	1.65%	12.96	13.62	1,597,622	21,104,987	29.96%	31.72%	0.00%
	2016		0.30%	1.65%	9.98	10.34	1,117,303	11,286,325	-0.12%	1.24%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Ivy VIP Small Cap Growth Portfolio - Class I
	2020		0.35%	0.75%	$20.66	$20.66	20,405	$420,696	37.53%	37.53%	0.00%
	2019		0.35%	0.35%	15.02	15.02	13,457	202,151	23.24%	23.24%	0.00%
	2018	11/2/18	0.35%	0.35%	12.19	12.19	13,197	160,850	-12.29%	-12.29%	0.00%
Ivy VIP Small Cap Growth Portfolio - Class II
	2020		0.10%	1.65%	15.17	20.95	446,934	8,213,947	35.41%	37.53%	0.00%
	2019		0.10%	1.65%	11.25	15.23	468,639	6,437,305	21.35%	23.25%	0.00%
	2018	11/2/18	0.10%	1.65%	9.20	12.39	437,543	5,159,425	-12.51%	-12.29%	0.00%
Janus Henderson Balanced Portfolio - Service Shares
	2020		1.30%	2.75%	21.09	36.39	436,090	14,946,703	10.94%	12.56%	1.46%
	2019		1.30%	2.75%	19.00	32.33	498,402	15,219,007	18.96%	20.69%	1.66%
	2018		1.30%	2.75%	15.96	26.79	505,687	12,820,064	-2.30%	-0.87%	1.80%
	2017		1.30%	2.75%	16.33	27.02	552,754	14,184,144	14.99%	16.61%	1.37%
	2016		1.30%	2.70%	14.20	23.18	607,858	13,427,070	1.54%	2.98%	1.79%
Janus Henderson Enterprise Portfolio - Service Shares
	2020		1.30%	2.65%	42.61	76.17	120,278	7,555,666	16.07%	17.64%	0.00%
	2019		1.30%	2.65%	36.56	64.74	132,885	7,137,194	31.63%	33.41%	0.05%
	2018		1.30%	2.65%	26.76	48.53	149,727	6,071,716	-3.26%	-1.94%	0.11%
	2017		1.30%	2.65%	27.62	49.49	165,010	6,869,000	23.79%	25.45%	0.14%
	2016		1.30%	2.65%	22.28	39.45	188,437	6,272,489	9.17%	10.66%	0.02%
Janus Henderson Global Research Portfolio - Service Shares
	2020		1.35%	2.20%	23.18	30.87	22,724	560,222	17.05%	18.15%	0.52%
	2019		1.35%	2.20%	19.73	26.13	28,434	597,262	25.83%	26.98%	0.83%
	2018		1.35%	2.20%	15.63	20.58	37,020	626,421	-9.11%	-8.33%	0.96%
	2017		1.30%	2.20%	17.16	22.66	36,620	680,597	23.93%	25.14%	0.67%
	2016		1.30%	2.20%	13.81	18.11	46,108	685,329	-0.39%	0.49%	0.88%
JPMorgan Insurance Trust Core Bond Portfolio - Class 1
	2020		0.35%	2.05%	10.84	11.64	558,724	6,468,124	5.66%	7.47%	1.99%
	2019		0.35%	2.05%	10.71	10.83	410,701	4,426,567	7.42%	7.80%	2.18%
	2018		0.35%	0.70%	9.97	10.04	190,274	1,905,578	-0.65%	-0.30%	2.20%
	2017	4/4/17	0.35%	0.70%	10.03	10.07	82,448	829,860	0.32%	2.08%	2.00%
JPMorgan Insurance Trust Core Bond Portfolio - Class 2
	2020		0.10%	3.30%	10.19	11.64	20,798,875	228,826,408	4.19%	7.57%	1.84%
	2019		0.10%	3.30%	9.78	10.85	12,977,026	134,203,891	4.37%	7.76%	2.19%
	2018		0.10%	3.30%	9.40	10.04	8,070,092	78,588,013	-3.32%	-0.33%	2.18%
	2017	1/9/17	0.10%	3.45%	9.69	10.07	4,769,037	47,244,356	-1.34%	2.35%	1.73%
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2
	2020		0.65%	2.85%	12.63	14.31	378,517	5,150,441	12.16%	14.65%	1.69%
	2019		0.30%	2.85%	11.29	12.69	432,375	5,174,838	13.36%	16.22%	2.04%
	2018		0.30%	2.95%	9.96	10.92	549,211	5,691,991	-8.90%	-6.59%	0.00%
	2017		0.30%	2.80%	10.93	11.68	524,453	5,931,871	13.63%	16.49%	1.52%
	2016		0.30%	2.80%	9.62	10.03	373,705	3,671,654	2.91%	5.53%	3.03%
JPMorgan Insurance Trust Income Builder Portfolio - Class 1
	2020		0.35%	0.35%	12.72	12.72	32,246	410,048	5.08%	5.08%	3.41%
	2019		0.35%	0.35%	12.10	12.10	28,554	345,550	14.16%	14.16%	4.51%
	2018		0.35%	0.35%	10.60	10.60	4,859	51,509	-4.97%	-4.97%	0.00%
	2017	5/10/17	0.35%	0.35%	11.15	11.15	5,016	55,956	6.39%	6.39%	3.73%
JPMorgan Insurance Trust Income Builder Portfolio - Class 2
	2020		0.10%	1.65%	11.12	12.85	394,554	4,675,388	3.49%	5.11%	3.26%
	2019		0.10%	1.65%	10.71	12.24	392,098	4,466,970	12.40%	14.15%	3.27%
	2018		0.10%	1.65%	10.22	10.74	302,417	3,101,853	-6.47%	-5.01%	0.00%
	2017		0.10%	1.65%	10.93	11.33	190,873	2,108,619	9.88%	11.37%	4.30%
	2016		0.30%	1.65%	9.95	10.18	118,680	1,187,403	4.46%	5.88%	3.93%
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1
	2016		0.40%	0.40%	11.64	11.64	13,142	152,944	11.58%	11.58%	0.43%
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 2
	2016		0.30%	1.65%	11.18	11.59	830,614	9,397,107	9.91%	11.40%	0.51%
Lincoln iShares® Fixed Income Allocation Fund - Standard Class
	2020	8/27/20	0.75%	0.75%	11.84	11.84	4,378	51,826	0.41%	0.41%	1.63%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Lincoln iShares® Global Growth Allocation Fund - Standard Class
	2020		0.75%	0.75%	$14.45	$14.45	45,407	$656,216	12.45%	12.45%	1.65%
	2019		0.75%	0.75%	12.85	12.85	45,795	588,554	21.04%	21.04%	2.64%
	2018		0.75%	0.75%	10.62	10.62	46,187	490,404	-7.17%	-7.17%	2.01%
	2017	5/30/17	0.75%	0.75%	11.44	11.44	45,978	525,864	8.32%	8.32%	1.98%
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class
	2020		0.75%	0.75%	14.31	14.31	52,088	745,490	11.32%	11.32%	1.72%
	2019		0.75%	0.75%	12.86	12.86	86,633	1,113,835	20.06%	20.06%	2.13%
	2018		0.75%	0.75%	10.71	10.71	88,973	952,775	-4.28%	-4.28%	2.02%
	2017	5/18/17	0.75%	0.75%	11.19	11.19	71,254	797,154	8.71%	8.71%	1.36%
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC
	2020		0.10%	1.65%	11.35	13.90	2,923,695	37,322,489	5.55%	7.20%	3.96%
	2019		0.10%	1.65%	10.72	13.00	3,154,345	38,351,237	11.50%	13.24%	4.40%
	2018		0.10%	1.65%	10.58	11.50	2,429,178	26,553,598	-5.59%	-4.11%	4.87%
	2017		0.10%	1.65%	11.44	12.02	1,942,368	22,552,589	7.42%	8.88%	5.00%
	2016		0.30%	1.65%	10.65	11.04	1,302,693	14,064,799	10.30%	11.80%	5.41%
Lord Abbett Series Fund Developing Growth Portfolio - Class VC
	2020		0.10%	1.65%	19.78	32.15	1,275,046	33,451,706	69.78%	72.43%	0.00%
	2019		0.10%	1.65%	11.61	18.65	1,165,687	18,429,499	29.61%	31.63%	0.00%
	2018		0.10%	1.65%	12.48	14.17	946,779	12,021,337	3.17%	4.78%	0.00%
	2017		0.10%	1.65%	12.09	12.70	575,740	7,089,100	27.80%	29.53%	0.00%
	2016		0.30%	1.65%	9.46	9.81	445,510	4,270,483	-4.20%	-2.90%	0.00%
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC
	2020		0.65%	2.55%	17.99	32.75	469,085	13,552,228	-0.79%	1.11%	1.26%
	2019		0.65%	2.55%	18.13	32.39	469,612	13,446,981	18.46%	20.73%	1.23%
	2018		0.65%	2.55%	15.31	26.83	523,001	12,464,299	-10.47%	-8.75%	1.45%
	2017		0.65%	2.55%	17.10	29.40	570,223	14,973,371	9.81%	11.85%	1.04%
	2016		0.65%	2.55%	15.57	26.28	616,910	14,504,456	12.83%	14.99%	1.04%
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC
	2020		0.10%	1.65%	10.45	11.43	3,976,118	42,929,962	1.44%	3.03%	2.78%
	2019		0.10%	1.65%	10.30	11.11	3,924,042	41,481,075	3.34%	4.95%	3.74%
	2018		0.10%	1.65%	9.97	10.61	3,308,018	33,646,714	-0.50%	1.05%	3.66%
	2017		0.10%	1.65%	10.02	10.52	2,327,055	23,717,626	0.52%	1.88%	3.96%
	2016		0.30%	1.65%	9.97	10.33	1,718,707	17,339,498	1.78%	3.16%	2.90%
LVIP American Balanced Allocation Fund - Service Class
	2020		0.10%	1.65%	12.42	15.65	4,997,719	70,890,514	14.08%	15.86%	1.72%
	2019		0.10%	1.65%	10.86	13.54	4,691,616	58,819,179	15.30%	17.10%	2.32%
	2018		0.10%	1.65%	10.88	11.58	4,091,681	45,133,934	-5.96%	-4.49%	1.83%
	2017		0.10%	1.65%	11.57	12.15	3,969,287	46,618,136	12.54%	14.07%	2.50%
	2016		0.30%	1.65%	10.28	10.65	2,397,182	24,891,285	4.10%	5.51%	2.17%
LVIP American Balanced Allocation Fund - Standard Class
	2020		0.35%	1.70%	14.57	19.56	838,421	13,590,774	14.42%	15.98%	2.13%
	2019		0.35%	1.70%	12.61	16.83	685,092	9,817,051	15.65%	17.22%	2.90%
	2018		0.35%	1.70%	10.87	14.40	534,965	6,673,855	-5.67%	-4.39%	2.13%
	2017		0.35%	1.70%	12.08	15.11	492,146	6,910,683	12.86%	14.34%	2.48%
	2016		0.40%	1.70%	10.61	13.29	431,415	5,508,061	4.41%	5.78%	1.09%
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class
	2020		0.20%	3.25%	13.09	16.55	32,313,869	500,987,004	1.47%	4.61%	0.76%
	2019		0.20%	3.25%	13.03	15.89	32,030,137	480,547,031	23.34%	27.11%	3.15%
	2018		0.20%	3.20%	11.02	12.55	28,801,703	343,993,551	-13.66%	-11.38%	0.90%
	2017		0.60%	3.20%	12.76	14.16	24,892,800	338,312,266	9.82%	12.71%	0.96%
	2016		0.60%	3.20%	11.62	12.57	19,746,245	240,375,458	13.74%	16.73%	1.41%
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
	2020		1.30%	2.85%	11.81	13.00	2,839,882	36,506,888	6.62%	8.29%	1.59%
	2019		1.30%	2.85%	11.08	12.01	2,858,788	33,991,163	12.69%	14.45%	2.28%
	2018		1.30%	2.85%	9.82	10.49	2,711,429	28,203,436	-6.06%	-4.64%	1.72%
	2017		1.30%	2.80%	10.46	11.00	2,331,383	25,476,512	8.61%	10.25%	1.87%
	2016		1.30%	2.80%	9.63	9.98	2,208,790	21,928,177	1.39%	2.92%	1.88%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class
	2020		0.65%	0.90%	$16.22	$16.58	29,267	$476,018	9.11%	9.39%	1.94%
	2019		0.65%	0.90%	14.86	15.15	30,174	449,767	15.31%	15.60%	2.55%
	2018		0.65%	0.90%	12.89	13.11	32,040	414,302	-3.93%	-3.69%	1.59%
	2017		0.65%	0.90%	13.42	13.61	53,487	718,787	11.08%	11.35%	2.19%
	2016		0.65%	0.90%	12.08	12.22	54,114	654,522	3.70%	3.96%	1.90%
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
	2020		1.30%	2.90%	11.86	13.14	6,903,068	89,697,706	7.35%	9.08%	1.16%
	2019		1.30%	2.90%	11.05	12.04	7,126,604	85,049,722	13.62%	15.45%	1.75%
	2018		1.30%	2.90%	9.77	10.45	7,001,878	72,491,760	-6.99%	-5.54%	1.23%
	2017		1.30%	2.85%	10.49	11.04	6,591,782	72,361,912	13.15%	14.86%	1.41%
	2016		1.30%	2.80%	9.27	9.61	6,605,037	63,222,610	0.10%	1.61%	1.36%
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class
	2020		0.65%	0.90%	16.85	17.22	25,788	444,004	9.91%	10.18%	1.47%
	2019		0.65%	1.70%	14.40	15.63	28,100	436,981	15.39%	16.61%	2.09%
	2018		0.65%	1.70%	12.48	13.41	28,726	383,216	-5.58%	-4.58%	1.55%
	2017		0.65%	1.70%	13.22	14.05	29,311	409,997	14.80%	16.01%	1.59%
	2016		0.65%	1.70%	11.52	12.11	55,099	665,837	1.57%	2.64%	1.29%
LVIP American Global Growth Fund - Service Class II
	2020		0.20%	3.30%	18.40	37.77	11,274,173	369,121,650	25.77%	29.73%	0.00%
	2019		0.20%	3.30%	14.63	29.23	11,691,185	304,248,747	30.40%	34.51%	1.32%
	2018		0.20%	3.30%	11.22	21.82	10,985,346	215,709,417	-12.34%	-9.57%	0.79%
	2017		0.20%	3.30%	16.73	24.22	8,541,589	189,479,395	26.87%	30.21%	0.37%
	2016		0.60%	3.20%	13.19	18.60	6,768,250	117,321,554	-2.92%	-0.37%	0.85%
LVIP American Global Small Capitalization Fund - Service Class II
	2020		0.20%	3.15%	17.82	28.56	3,188,298	81,409,181	25.22%	28.97%	0.00%
	2019		0.20%	3.20%	14.16	22.23	3,627,189	72,776,761	26.88%	30.63%	1.38%
	2018		0.30%	3.20%	10.93	17.07	4,160,325	64,907,233	-13.66%	-11.17%	0.67%
	2017		0.30%	3.15%	12.98	19.28	4,219,426	75,228,776	21.53%	24.67%	0.02%
	2016		0.60%	3.15%	10.68	15.46	4,400,791	63,532,834	-1.47%	1.07%	0.11%
LVIP American Growth Allocation Fund - Service Class
	2020		0.10%	1.65%	12.51	16.26	3,369,150	49,676,990	14.88%	16.68%	1.32%
	2019		0.10%	1.65%	10.86	13.96	3,328,354	43,219,315	17.25%	19.08%	2.06%
	2018		0.10%	1.65%	11.04	11.75	3,338,749	37,339,501	-6.89%	-5.43%	1.82%
	2017		0.10%	1.65%	11.85	12.45	2,766,360	33,355,228	15.23%	16.80%	1.80%
	2016		0.30%	1.65%	10.29	10.44	1,939,868	20,197,313	4.34%	4.92%	1.94%
LVIP American Growth Allocation Fund - Standard Class
	2020		0.35%	1.70%	15.36	20.73	368,516	5,828,665	15.24%	16.80%	1.68%
	2019		0.35%	1.70%	13.17	17.79	339,983	4,668,395	17.59%	19.19%	4.04%
	2018		0.35%	1.70%	11.06	14.96	128,037	1,572,983	-6.60%	-5.33%	2.21%
	2017		0.35%	1.70%	12.56	15.85	98,042	1,336,809	15.58%	17.09%	2.01%
	2016		0.40%	1.70%	10.73	13.56	163,494	2,122,250	4.66%	6.03%	2.18%
LVIP American Growth Fund - Service Class II
	2020		0.20%	3.30%	21.61	54.01	28,279,433	1,334,869,578	46.63%	51.24%	0.00%
	2019		0.20%	3.30%	14.34	35.85	29,873,629	952,636,064	26.07%	30.04%	1.92%
	2018		0.20%	3.30%	13.01	27.68	25,698,923	641,674,430	-3.87%	-0.84%	0.43%
	2017		0.20%	3.30%	19.60	28.03	21,103,350	543,233,094	23.80%	27.06%	0.42%
	2016		0.60%	3.20%	15.83	22.06	16,929,026	348,379,865	5.67%	8.45%	0.41%
LVIP American Growth-Income Fund - Service Class II
	2020		0.20%	3.30%	15.35	36.85	31,377,936	1,009,688,274	9.47%	12.91%	1.45%
	2019		0.20%	3.30%	13.64	32.77	28,746,622	834,035,032	21.62%	25.45%	2.80%
	2018		0.20%	3.30%	12.11	26.23	23,957,899	564,173,304	-5.33%	-2.34%	1.60%
	2017		0.20%	3.30%	19.19	26.96	18,700,432	463,148,709	18.12%	21.23%	1.28%
	2016		0.60%	3.20%	16.25	22.17	14,615,380	303,742,739	7.66%	10.43%	1.59%
LVIP American Income Allocation Fund - Standard Class
	2020		1.70%	1.85%	15.40	15.63	5,044	78,679	12.08%	12.25%	2.30%
	2019		0.65%	1.85%	13.74	15.25	5,724	80,110	12.20%	13.55%	2.42%
	2018		0.65%	1.85%	12.25	13.43	6,099	75,876	-4.35%	-3.18%	2.13%
	2017		0.65%	1.85%	12.94	13.87	6,344	82,336	8.41%	9.55%	2.59%
	2016		0.65%	1.70%	12.66	12.66	4,752	57,078	4.94%	4.94%	7.02%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP American International Fund - Service Class II
	2020		0.20%	3.30%	$12.23	$21.32	14,793,899	$278,645,484	9.88%	13.35%	0.26%
	2019		0.20%	3.30%	11.37	18.89	14,891,906	251,140,717	18.52%	22.19%	1.37%
	2018		0.20%	3.25%	9.56	15.52	14,438,870	202,542,084	-16.27%	-13.67%	2.85%
	2017		0.20%	3.25%	12.32	18.05	11,645,093	192,818,815	27.51%	30.86%	1.00%
	2016		0.60%	3.20%	9.66	13.79	10,513,716	135,114,710	-0.10%	2.53%	0.95%
LVIP American Preservation Fund - Service Class
	2020		0.10%	1.65%	9.96	11.16	2,660,087	27,890,654	3.71%	5.33%	1.58%
	2019		0.10%	1.65%	9.60	10.61	888,500	8,799,619	2.36%	3.96%	1.99%
	2018		0.10%	1.65%	9.38	10.23	809,961	7,804,507	-1.14%	0.40%	1.65%
	2017		0.10%	1.65%	9.49	10.21	748,104	7,257,311	-0.33%	1.02%	1.20%
	2016		0.30%	1.65%	9.52	10.10	745,043	7,237,995	-0.09%	1.26%	1.27%
LVIP American Preservation Fund - Standard Class
	2020		0.40%	1.90%	10.04	11.34	58,728	652,270	3.83%	5.40%	2.07%
	2019		0.40%	1.90%	9.67	10.76	21,681	221,984	2.45%	3.99%	1.79%
	2018		0.40%	1.90%	9.44	10.25	18,838	186,960	-1.04%	0.25%	1.98%
	2017		0.60%	1.90%	9.54	10.22	13,101	127,785	-0.22%	1.08%	1.56%
	2016		0.60%	1.90%	9.56	10.11	12,117	118,019	0.00%	1.31%	2.38%
LVIP AQR Enhanced Global Strategies Fund - Service Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.90%
LVIP Baron Growth Opportunities Fund - Service Class
	2020		0.00%	3.45%	18.92	45.65	8,712,878	318,627,707	29.54%	33.95%	0.00%
	2019		0.10%	3.45%	14.19	35.07	9,348,593	262,267,497	31.76%	36.25%	0.00%
	2018		0.10%	3.45%	11.29	26.48	9,056,833	190,412,417	-7.05%	-4.03%	0.00%
	2017		0.10%	3.30%	13.62	28.39	8,384,298	187,355,105	23.23%	26.86%	0.00%
	2016		0.30%	3.20%	10.74	22.98	8,462,121	151,579,853	2.25%	5.25%	0.45%
LVIP Baron Growth Opportunities Fund - Standard Class
	2020		0.35%	0.80%	21.55	23.95	75,633	1,733,926	33.34%	33.94%	0.00%
	2019		0.35%	0.80%	16.15	17.89	63,884	1,106,079	35.64%	36.25%	0.00%
	2018		0.35%	0.80%	12.02	13.14	58,096	749,952	-4.46%	-4.03%	0.00%
	2017		0.35%	0.80%	13.50	13.70	61,063	834,199	26.54%	27.05%	0.00%
	2016		0.40%	0.80%	10.67	10.78	59,546	641,310	4.99%	5.41%	0.75%
LVIP BlackRock Advantage Allocation Fund - Service Class
	2020		0.10%	3.25%	11.97	16.32	800,266	12,243,590	9.24%	12.74%	1.57%
	2019		0.10%	3.25%	10.82	14.63	689,269	9,492,636	12.66%	16.03%	2.92%
	2018		0.30%	3.25%	10.00	12.72	402,976	4,900,725	-8.62%	-5.88%	2.75%
	2017	5/30/17	0.30%	3.45%	10.73	13.63	131,268	1,703,651	0.14%	6.72%	4.69%
LVIP BlackRock Advantage Allocation Fund - Standard Class
	2020		0.35%	1.85%	13.92	15.72	37,651	504,228	11.05%	12.56%	2.60%
	2019		0.50%	1.85%	12.36	14.15	1,588	20,654	14.53%	16.08%	2.57%
	2018	1/22/18	0.50%	1.85%	10.65	12.36	1,685	18,973	-8.52%	-5.80%	2.56%
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
	2020		0.10%	3.20%	10.65	19.68	88,276,646	1,398,802,832	-2.31%	0.77%	1.91%
	2019		0.10%	3.20%	10.94	19.85	84,720,363	1,349,908,838	14.57%	18.18%	2.24%
	2018		0.10%	3.20%	11.07	17.28	61,260,076	835,504,027	-11.03%	-8.23%	2.06%
	2017		0.10%	3.20%	12.38	19.37	59,354,687	891,999,703	12.49%	15.44%	1.66%
	2016		0.60%	3.20%	10.96	17.18	56,514,717	741,763,728	8.16%	11.01%	1.73%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2020		0.35%	0.75%	13.21	26.26	28,718	484,626	0.36%	0.76%	2.00%
	2019		0.35%	0.75%	13.16	26.13	29,472	497,111	17.70%	18.18%	1.94%
	2018		0.35%	0.75%	11.18	22.16	14,163	257,271	-8.60%	-8.46%	1.60%
	2017		0.60%	0.75%	24.10	24.21	24,394	547,290	15.67%	15.73%	2.06%
	2016		0.60%	0.65%	20.83	20.92	17,937	374,870	11.24%	11.30%	2.66%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Service Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.66%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.68%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class
	2020		0.30%	3.45%	$10.39	$13.39	72,284,230	$870,741,518	6.67%	10.09%	1.59%
	2019		0.30%	3.45%	9.73	12.16	77,669,194	860,861,024	12.28%	15.88%	1.55%
	2018		0.30%	3.45%	8.90	10.50	84,715,124	820,794,992	-10.70%	-7.84%	0.00%
	2017		0.30%	3.45%	9.94	11.21	88,951,594	946,920,205	9.26%	12.13%	0.74%
	2016		0.60%	3.20%	9.10	9.98	94,897,830	910,479,083	-0.73%	1.84%	0.70%
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class
	2020		0.90%	1.70%	12.33	13.11	5,735	71,816	8.94%	9.82%	0.97%
	2019		0.60%	1.70%	11.32	12.18	13,047	154,629	14.67%	15.93%	2.28%
	2018		0.60%	1.70%	9.87	10.51	14,909	153,276	-8.80%	-7.79%	0.00%
	2017		0.60%	1.70%	10.83	11.39	15,773	176,623	11.29%	12.52%	1.06%
	2016		0.60%	1.70%	9.73	10.13	16,019	159,954	1.12%	2.24%	0.52%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class
	2020		0.20%	3.25%	11.59	13.09	35,366,087	445,342,297	-1.63%	1.42%	1.16%
	2019		0.20%	3.25%	11.79	12.96	35,100,790	441,261,497	13.88%	17.29%	1.87%
	2018		0.30%	3.25%	10.35	11.09	28,030,975	303,690,566	-6.43%	-3.63%	1.79%
	2017		0.30%	3.25%	11.08	11.54	17,324,993	196,900,660	10.41%	13.21%	1.60%
	2016	6/14/16	0.65%	3.15%	10.03	10.20	6,656,287	67,444,230	-1.95%	1.66%	1.90%
LVIP BlackRock Global Real Estate Fund - Service Class
	2020		0.10%	3.20%	8.54	19.08	8,816,878	90,210,140	-5.52%	-2.54%	5.31%
	2019		0.10%	3.20%	9.01	20.15	8,939,935	95,284,039	20.68%	24.48%	3.24%
	2018		0.10%	3.20%	7.44	16.65	10,004,550	86,836,986	-11.45%	-8.66%	3.49%
	2017		0.10%	3.20%	8.37	18.76	10,742,974	103,522,831	7.10%	10.25%	4.08%
	2016		0.30%	3.20%	7.79	17.47	11,133,444	98,412,635	-2.24%	0.64%	3.57%
LVIP BlackRock Global Real Estate Fund - Standard Class
	2020		0.35%	0.75%	10.97	12.69	177,657	2,033,936	-2.94%	-2.55%	5.91%
	2019		0.35%	0.75%	11.30	13.03	131,255	1,555,290	23.98%	24.48%	3.90%
	2018		0.35%	0.75%	9.20	10.47	118,986	1,137,599	-8.71%	-8.66%	4.99%
	2017		0.35%	0.40%	11.47	11.47	56,559	619,695	10.42%	10.42%	5.04%
	2016		0.40%	0.40%	10.39	10.39	31,155	323,593	0.78%	0.78%	3.85%
LVIP BlackRock Inflation Protected Bond Fund - Service Class
	2020		0.00%	3.50%	8.33	12.06	67,279,290	729,291,156	1.40%	4.91%	0.16%
	2019		0.10%	3.50%	8.19	11.56	69,889,718	732,840,789	2.25%	5.52%	2.00%
	2018		0.10%	3.25%	8.01	11.02	73,109,637	737,319,451	-3.18%	-0.08%	4.58%
	2017		0.10%	3.25%	8.98	11.09	77,086,771	789,456,865	-1.27%	1.63%	1.66%
	2016		0.30%	3.20%	9.10	10.95	73,298,727	748,802,675	0.07%	2.66%	0.74%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2020		0.35%	2.25%	9.69	12.43	551,729	6,251,497	2.93%	4.91%	0.18%
	2019		0.35%	2.25%	9.42	11.88	363,651	3,986,889	3.54%	5.52%	2.31%
	2018		0.35%	2.25%	9.09	11.28	369,976	3,854,552	-1.96%	-0.08%	6.34%
	2017		0.35%	2.25%	10.02	11.32	186,517	1,969,942	0.26%	1.77%	1.91%
	2016		0.40%	1.90%	9.99	11.15	77,400	846,379	1.62%	2.95%	1.25%
LVIP BlackRock Multi-Asset Income Fund - Service Class
	2018	10/3/18	0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.01%
	2017		0.10%	1.65%	10.08	10.58	780,213	7,973,058	3.94%	5.35%	3.39%
	2016		0.30%	1.65%	9.69	10.05	643,274	6,299,800	4.99%	6.42%	3.12%
LVIP BlackRock Multi-Asset Income Fund - Standard Class
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.39%
	2017		0.35%	0.80%	10.49	10.64	20,304	215,941	5.08%	5.51%	3.21%
	2016		0.40%	0.80%	10.09	10.09	25,501	257,188	6.58%	6.58%	2.72%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class
	2020		0.20%	3.20%	10.67	13.66	44,063,125	578,233,639	-0.26%	2.78%	1.12%
	2019		0.20%	3.25%	12.17	13.35	38,877,685	502,645,730	14.74%	18.24%	1.66%
	2018		0.20%	3.20%	10.60	11.34	27,163,811	300,600,475	-6.13%	-3.36%	1.30%
	2017		0.30%	3.20%	11.33	11.78	20,458,354	237,050,490	9.75%	12.36%	1.24%
	2016	6/13/16	0.65%	3.00%	10.33	10.48	11,369,232	118,376,390	-0.20%	4.03%	1.09%
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Service Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.46%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Standard Class
	2016		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	0.05%
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class
	2020		0.20%	3.25%	13.79	32.01	44,861,100	1,174,700,984	19.56%	23.27%	0.15%
	2019		0.20%	3.25%	11.20	26.27	42,054,850	906,351,894	15.87%	19.40%	0.51%
	2018		0.20%	3.20%	13.70	22.25	37,050,817	680,485,160	-7.56%	-5.12%	0.57%
	2017		0.60%	3.20%	14.82	23.63	29,637,789	582,314,071	21.86%	25.11%	0.45%
	2016		0.60%	3.20%	12.16	19.04	27,841,251	443,437,385	-4.66%	-2.15%	0.23%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2020		1.30%	3.20%	16.62	33.74	84,539	2,273,789	19.92%	22.22%	0.35%
	2019		1.30%	3.20%	13.86	27.61	100,970	2,247,802	16.16%	18.38%	0.68%
	2018		1.30%	3.20%	15.69	23.32	110,126	2,098,175	-6.96%	-5.55%	0.69%
	2017		1.30%	2.80%	16.81	24.69	114,999	2,421,970	22.65%	24.50%	0.63%
	2016		1.30%	2.80%	13.66	19.83	134,037	2,271,920	-4.04%	-2.59%	0.44%
LVIP Blended Mid Cap Managed Volatility Fund - Service Class
	2020		0.20%	3.25%	14.96	26.47	44,685,987	832,117,841	23.33%	27.15%	0.00%
	2019		0.20%	3.25%	11.84	21.40	46,940,899	695,750,916	20.67%	24.37%	0.00%
	2018		0.20%	3.20%	10.40	17.69	46,261,418	557,371,135	-3.02%	-0.47%	0.00%
	2017		0.60%	3.20%	10.68	18.19	41,804,878	509,481,841	21.30%	24.49%	0.00%
	2016		0.60%	3.20%	8.78	14.96	44,642,154	441,131,535	-1.21%	1.39%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2020		0.65%	1.10%	34.55	35.54	4,330	149,663	26.57%	26.88%	0.00%
	2019		0.65%	0.90%	27.30	28.01	3,972	109,064	23.80%	24.11%	0.00%
	2018		0.65%	0.90%	22.05	22.57	3,731	82,612	-0.54%	-0.29%	0.00%
	2017		0.65%	0.90%	22.17	22.63	3,774	83,992	24.44%	24.75%	0.00%
	2016	1/29/16	0.65%	0.90%	17.82	18.14	4,436	79,489	8.24%	10.21%	0.00%
LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.10%
	2018		0.30%	3.30%	9.53	10.45	14,461,226	146,057,785	-8.79%	-6.48%	0.83%
	2017		0.65%	3.15%	10.45	11.17	11,186,695	121,841,446	13.98%	16.87%	0.77%
	2016		0.65%	3.15%	9.17	9.56	8,814,090	82,886,555	0.22%	2.75%	0.83%
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class
	2020		0.30%	3.50%	12.94	16.75	34,397,784	540,461,904	10.52%	14.11%	0.56%
	2019		0.30%	3.50%	11.36	14.73	37,250,051	519,138,469	15.19%	18.58%	1.44%
	2018		0.30%	3.20%	10.97	12.50	23,468,956	278,943,455	-6.19%	-3.72%	0.95%
	2017		0.60%	3.20%	11.70	12.98	21,202,247	264,309,319	16.81%	19.89%	1.12%
	2016		0.60%	3.20%	10.02	10.81	20,459,234	214,840,338	5.23%	7.95%	1.10%
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class
	2020		0.65%	1.70%	15.95	17.17	4,582	76,869	12.92%	14.12%	0.93%
	2019		0.65%	1.70%	14.13	15.05	4,813	70,920	17.36%	18.60%	1.48%
	2018		0.65%	1.70%	12.04	12.69	5,101	63,548	-4.44%	-3.43%	1.21%
	2017		0.65%	1.70%	12.60	13.14	5,965	77,335	19.00%	20.25%	1.39%
	2016		0.65%	1.70%	10.59	10.92	6,499	70,270	7.19%	8.32%	1.17%
LVIP Delaware Bond Fund - Service Class
	2020		0.10%	3.50%	10.02	17.64	274,148,339	4,248,993,240	5.77%	9.37%	2.08%
	2019		0.10%	3.45%	9.46	16.21	266,540,205	3,830,010,243	5.14%	8.72%	2.81%
	2018		0.10%	3.50%	8.98	14.99	256,147,176	3,430,388,924	-4.53%	-1.28%	2.90%
	2017		0.10%	3.45%	9.87	15.33	247,917,303	3,404,290,566	0.73%	3.69%	2.61%
	2016		0.30%	3.20%	9.79	14.88	228,604,065	3,059,974,255	-0.86%	2.06%	2.27%
LVIP Delaware Bond Fund - Standard Class
	2020		0.35%	3.30%	10.49	23.34	3,691,867	68,457,406	6.30%	9.48%	2.34%
	2019		0.35%	3.30%	9.87	21.54	3,811,955	66,336,120	5.66%	8.82%	2.98%
	2018		0.35%	3.30%	9.87	20.01	3,989,069	66,531,942	-3.76%	-1.18%	3.06%
	2017		0.35%	3.00%	10.26	20.46	4,405,773	76,539,858	1.29%	3.96%	2.74%
	2016		0.40%	3.00%	10.13	19.88	4,909,179	84,517,844	-0.31%	2.31%	2.41%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Diversified Floating Rate Fund - Service Class
	2020		0.10%	3.30%	$8.24	$10.79	72,991,627	$708,395,439	-2.16%	1.02%	1.23%
	2019		0.10%	3.30%	8.41	10.72	79,904,121	778,902,189	0.95%	4.24%	2.43%
	2018		0.10%	3.30%	8.32	10.34	85,170,906	807,424,645	-3.23%	-0.08%	3.41%
	2017		0.10%	3.30%	8.59	10.40	79,945,295	768,776,356	-0.94%	1.97%	0.86%
	2016		0.30%	3.20%	8.67	10.27	73,387,272	701,113,998	-1.21%	1.70%	0.00%
LVIP Delaware Diversified Floating Rate Fund - Standard Class
	2020		0.35%	2.15%	9.39	11.12	289,047	3,045,009	-0.79%	1.01%	1.58%
	2019		0.35%	2.15%	9.47	11.04	280,535	2,937,942	2.38%	4.24%	2.74%
	2018		0.35%	2.15%	9.25	10.61	271,082	2,739,923	-1.87%	-0.08%	4.18%
	2017		0.35%	2.15%	9.42	10.65	192,061	1,963,139	0.36%	2.13%	1.20%
	2016		0.40%	2.15%	9.39	10.45	133,277	1,346,836	0.07%	1.91%	0.00%
LVIP Delaware Mid Cap Value Fund - Service Class
	2020		0.20%	3.25%	13.01	27.92	6,414,346	122,302,684	-3.04%	-0.14%	2.48%
	2019		0.30%	3.25%	13.40	28.71	5,839,500	113,150,904	25.81%	29.58%	0.93%
	2018		0.30%	3.45%	10.73	22.75	5,161,542	78,349,155	-17.76%	-15.30%	1.12%
	2017		0.20%	3.25%	15.86	27.58	4,321,647	78,489,021	13.72%	16.58%	1.05%
	2016		0.65%	3.15%	13.91	24.21	3,768,454	59,555,277	16.27%	19.21%	1.27%
LVIP Delaware Social Awareness Fund - Service Class
	2020		0.30%	3.25%	16.51	44.66	2,084,501	69,846,757	15.45%	18.91%	0.96%
	2019		0.30%	3.25%	14.28	37.95	2,268,109	65,455,651	27.31%	31.12%	1.74%
	2018		0.30%	3.25%	11.20	29.25	2,346,575	52,990,630	-7.84%	-5.20%	0.98%
	2017		0.30%	3.15%	17.44	31.17	2,465,434	59,997,330	16.06%	19.00%	0.92%
	2016		0.65%	3.15%	14.97	26.38	2,769,135	57,545,387	2.97%	5.57%	1.08%
LVIP Delaware Social Awareness Fund - Standard Class
	2020		0.35%	2.70%	17.84	47.97	173,676	6,891,094	16.50%	19.27%	1.30%
	2019		0.35%	2.70%	15.02	40.83	191,945	6,480,771	28.46%	31.52%	1.93%
	2018		0.35%	2.70%	11.57	31.51	225,365	6,038,334	-7.11%	-4.90%	1.25%
	2017		0.35%	2.70%	19.56	33.64	258,441	7,562,373	16.99%	18.64%	1.24%
	2016		0.40%	2.70%	16.68	28.51	300,322	7,450,235	3.80%	5.26%	1.38%
LVIP Delaware Wealth Builder Fund - Service Class
	2020		0.10%	3.45%	10.99	23.97	893,023	17,402,800	1.78%	5.24%	1.80%
	2019		0.10%	3.45%	10.88	23.06	874,645	16,637,639	11.69%	15.49%	2.81%
	2018		0.10%	3.45%	9.69	20.22	789,961	13,277,827	-8.30%	-5.74%	2.90%
	2017		0.30%	3.05%	13.21	21.68	714,939	13,256,234	8.87%	11.18%	2.03%
	2016		0.75%	2.85%	13.09	19.62	774,824	13,171,941	2.40%	4.57%	1.28%
LVIP Delaware Wealth Builder Fund - Standard Class
	2020		1.30%	3.20%	12.05	25.27	145,041	3,366,759	2.29%	4.25%	1.89%
	2019		1.30%	3.20%	11.78	24.24	182,307	4,097,808	12.26%	14.41%	2.76%
	2018		1.30%	3.20%	13.81	21.19	202,987	4,010,940	-7.70%	-6.44%	2.97%
	2017		0.50%	2.65%	14.94	22.65	218,079	4,613,632	9.36%	10.84%	2.24%
	2016		1.30%	2.65%	13.64	20.43	228,894	4,422,339	2.86%	4.26%	1.53%
LVIP Dimensional International Core Equity Fund - Service Class
	2020		0.00%	3.45%	9.98	13.65	9,118,581	105,627,085	3.15%	6.50%	1.63%
	2019		0.10%	3.30%	9.49	12.82	8,127,286	89,714,991	16.62%	20.41%	2.39%
	2018		0.10%	3.30%	8.79	10.65	6,340,096	59,116,387	-20.31%	-17.83%	1.93%
	2017		0.10%	3.15%	11.04	11.91	3,604,821	41,630,401	23.07%	26.63%	2.41%
	2016		0.30%	3.15%	9.00	9.40	1,118,761	10,303,692	1.21%	3.93%	2.12%
LVIP Dimensional International Core Equity Fund - Standard Class
	2020		0.35%	2.05%	11.46	13.69	1,187,798	15,556,040	4.70%	6.49%	2.15%
	2019		0.35%	2.05%	10.94	12.86	837,454	10,435,299	18.39%	20.42%	2.47%
	2018		0.35%	2.05%	9.28	10.68	812,229	8,372,725	-19.15%	-17.84%	2.75%
	2017		0.35%	1.95%	11.74	11.96	293,223	3,572,657	25.97%	26.86%	2.30%
	2016		0.40%	1.10%	9.39	9.43	159,195	1,499,132	3.83%	4.09%	3.31%
LVIP Dimensional International Equity Managed Volatility Fund - Service Class
	2020		0.10%	3.25%	8.63	11.86	56,012,929	568,989,777	-9.64%	-6.75%	1.60%
	2019		0.10%	3.25%	9.44	12.82	48,751,080	538,074,901	12.85%	16.40%	2.56%
	2018		0.10%	3.20%	8.46	11.09	44,656,486	428,199,854	-18.92%	-16.37%	1.91%
	2017		0.10%	3.20%	10.44	13.36	31,059,947	360,153,651	21.88%	25.47%	2.21%
	2016		0.30%	3.20%	8.56	10.71	27,310,098	255,372,817	-1.48%	1.11%	2.01%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
	2020		0.35%	1.85%	$10.06	$11.96	178,682	$2,020,390	-8.14%	-6.75%	1.88%
	2019		0.35%	1.85%	10.79	12.66	153,840	1,869,672	14.67%	16.35%	2.77%
	2018		0.40%	1.90%	9.28	10.92	135,044	1,401,297	-17.66%	-16.42%	2.06%
	2017		0.40%	1.90%	11.10	12.61	116,992	1,457,945	23.80%	25.66%	2.21%
	2016		0.40%	1.90%	8.83	10.05	134,949	1,340,711	0.05%	1.57%	1.84%
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
	2020		0.00%	3.45%	15.05	33.55	8,232,197	206,784,765	12.07%	15.88%	1.23%
	2019		0.10%	3.45%	13.43	29.09	7,582,625	172,010,916	25.26%	29.53%	1.74%
	2018		0.10%	3.45%	10.72	22.57	5,956,491	108,538,504	-10.74%	-7.70%	1.38%
	2017		0.10%	3.45%	13.07	25.11	4,428,948	89,522,313	16.72%	20.10%	1.29%
	2016		0.30%	3.15%	11.54	21.47	3,051,355	52,633,212	10.69%	13.33%	1.26%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2020		0.35%	2.05%	17.37	43.65	809,284	15,789,624	14.04%	15.99%	1.85%
	2019		0.35%	2.05%	15.04	37.73	559,397	9,981,488	27.47%	29.66%	2.14%
	2018		0.35%	2.05%	11.64	29.17	433,254	6,360,739	-8.99%	-7.62%	2.00%
	2017		0.35%	1.85%	13.15	31.66	231,772	4,175,636	19.92%	20.39%	1.79%
	2016		0.40%	0.80%	10.93	26.24	75,952	1,576,732	13.67%	13.95%	1.87%
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class
	2020		0.00%	3.45%	12.64	17.11	7,470,540	116,450,873	11.37%	14.93%	1.19%
	2019		0.10%	3.25%	11.13	14.88	6,765,207	93,278,460	24.40%	28.38%	1.20%
	2018		0.10%	3.25%	10.48	11.59	4,662,832	51,330,230	-12.57%	-9.95%	1.08%
	2017		0.10%	3.15%	12.02	12.89	2,944,958	36,713,343	14.58%	17.65%	1.20%
	2016		0.30%	2.95%	10.49	10.96	1,404,206	15,056,208	13.09%	16.02%	1.85%
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
	2020		0.35%	2.05%	15.65	17.19	748,596	12,538,587	13.00%	14.94%	1.51%
	2019		0.35%	2.05%	13.85	14.96	680,607	9,936,372	26.21%	28.37%	1.36%
	2018		0.35%	2.05%	11.01	11.66	651,328	7,425,451	-11.39%	-9.96%	1.58%
	2017		0.35%	1.95%	12.87	12.95	254,296	3,256,479	17.54%	17.84%	1.46%
	2016		0.40%	0.65%	10.95	10.99	115,458	1,267,876	16.00%	16.29%	1.74%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class
	2020		0.10%	3.25%	12.45	23.46	46,940,074	925,557,740	11.33%	14.89%	0.85%
	2019		0.10%	3.25%	10.88	20.57	50,885,465	884,712,324	15.46%	19.16%	0.99%
	2018		0.10%	3.25%	11.47	17.40	48,098,585	710,674,695	-10.92%	-8.11%	0.84%
	2017		0.10%	3.20%	12.50	19.07	41,366,501	673,761,572	15.13%	18.52%	0.96%
	2016		0.30%	3.20%	10.55	16.18	35,793,467	497,404,950	7.37%	10.52%	1.05%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
	2020		0.35%	1.85%	15.30	22.06	195,226	3,585,355	13.18%	14.89%	1.13%
	2019		0.35%	1.85%	13.37	19.25	208,016	3,381,598	17.38%	19.16%	1.27%
	2018		0.35%	1.90%	11.55	16.19	152,998	2,272,587	-9.53%	-8.16%	1.09%
	2017		0.40%	1.90%	12.57	17.67	139,149	2,346,796	16.93%	18.69%	0.97%
	2016		0.40%	1.90%	10.59	14.92	245,471	3,454,035	9.04%	10.69%	1.00%
LVIP Dimensional/Vanguard Total Bond Fund - Service Class
	2020		0.00%	3.45%	9.29	12.17	77,054,911	851,083,977	1.84%	5.31%	1.30%
	2019		0.10%	3.45%	9.11	11.62	71,285,726	758,441,830	3.57%	7.10%	2.42%
	2018		0.10%	3.45%	8.94	10.90	61,620,139	621,064,769	-3.53%	-0.49%	2.00%
	2017		0.10%	3.20%	9.27	11.01	55,525,545	570,913,243	-0.55%	2.38%	1.75%
	2016		0.30%	3.20%	9.32	10.79	46,575,970	473,481,546	-1.37%	1.52%	1.36%
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class
	2020		0.35%	2.05%	10.74	12.47	2,571,417	29,318,795	3.54%	5.31%	1.68%
	2019		0.35%	2.05%	10.37	11.87	1,781,221	19,494,744	5.30%	7.10%	2.76%
	2018		0.35%	2.05%	9.88	11.11	1,566,765	16,207,787	-2.03%	-0.50%	2.87%
	2017		0.35%	1.90%	10.27	11.19	794,837	8,443,753	1.01%	2.53%	2.21%
	2016		0.40%	1.90%	10.17	10.94	510,152	5,443,570	0.19%	1.70%	2.04%
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class
	2020		0.30%	3.25%	13.29	18.14	29,105,093	488,283,730	16.07%	19.49%	0.33%
	2019		0.30%	3.20%	11.12	15.23	29,299,726	416,422,262	15.85%	19.26%	0.91%
	2018		0.30%	3.20%	11.06	12.81	30,888,470	372,739,460	-9.14%	-6.74%	0.93%
	2017		0.60%	3.20%	12.18	13.73	33,438,646	436,900,060	14.89%	17.91%	2.16%
	2016		0.60%	3.20%	10.60	11.65	37,192,600	416,362,394	2.87%	5.58%	0.70%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class
	2020		0.60%	1.70%	$17.13	$18.63	6,915	$126,579	18.23%	19.54%	0.64%
	2019		0.60%	1.70%	14.49	15.59	7,770	119,198	18.02%	19.32%	1.25%
	2018		0.60%	1.70%	12.28	13.06	8,112	104,451	-7.44%	-6.41%	1.25%
	2017		0.60%	1.70%	13.27	13.96	9,642	133,178	17.03%	18.32%	2.38%
	2016		0.60%	1.70%	11.34	11.80	17,550	205,847	4.80%	5.95%	0.54%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class
	2020		0.30%	3.25%	10.07	18.50	78,711,770	950,149,287	8.79%	12.05%	0.82%
	2019		0.10%	3.25%	9.22	16.59	83,899,555	914,361,294	8.97%	12.39%	1.63%
	2018		0.10%	3.20%	8.43	14.87	83,302,219	817,020,090	-12.22%	-9.64%	1.21%
	2017		0.30%	3.20%	9.57	16.53	76,900,455	842,703,383	17.29%	20.74%	1.15%
	2016		0.30%	3.20%	8.13	13.95	78,982,769	725,286,082	-1.06%	1.86%	1.22%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2020		0.35%	0.35%	14.32	14.32	3,739	53,559	12.27%	12.27%	1.17%
	2019		0.35%	0.35%	12.76	12.76	3,675	46,883	12.40%	12.40%	1.95%
	2018	4/9/18	0.35%	0.35%	11.35	11.35	3,400	38,593	-7.40%	-7.40%	1.44%
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class
	2020		0.30%	3.25%	12.38	14.33	1,621,877	21,967,089	10.06%	13.35%	1.06%
	2019		0.30%	3.50%	11.11	12.64	1,499,784	18,079,309	14.89%	18.33%	3.10%
	2018		0.30%	3.25%	9.70	10.69	1,169,429	12,024,634	-6.55%	-4.14%	1.68%
	2017		0.30%	2.85%	10.25	10.46	687,730	7,423,670	8.66%	9.26%	3.30%
	2016		0.30%	1.65%	9.44	9.58	223,180	2,126,674	-0.57%	-0.02%	0.77%
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class
	2020		0.35%	0.50%	14.32	14.42	13,544	194,136	13.37%	13.54%	1.08%
	2019		0.35%	0.50%	12.66	12.70	18,215	229,916	18.38%	18.50%	9.40%
	2018		0.40%	0.50%	10.70	10.70	2,977	31,886	-4.10%	-4.10%	3.10%
	2017	12/19/17	0.50%	0.50%	11.15	11.15	1,204	13,429	0.00%	0.00%	2.14%
LVIP Franklin Templeton Value Managed Volatility Fund - Service Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.77%
	2018		0.30%	3.20%	9.37	10.67	26,943,586	273,264,323	-9.74%	-7.37%	2.80%
	2017		0.60%	3.20%	10.38	11.52	28,088,590	310,357,024	7.33%	10.16%	3.19%
	2016		0.60%	3.20%	9.67	10.46	25,533,930	258,576,706	7.46%	10.29%	2.42%
LVIP Franklin Templeton Value Managed Volatility Fund - Standard Class
	2018		0.65%	0.65%	10.83	10.83	991	10,736	-7.09%	-7.09%	3.15%
	2017		0.65%	0.65%	11.66	11.66	992	11,582	10.49%	10.49%	3.52%
	2016		0.65%	0.65%	10.55	10.55	979	10,336	10.64%	10.64%	2.61%
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class
	2020		0.30%	3.05%	11.27	11.93	13,394,211	156,889,787	3.08%	5.85%	1.94%
	2019		0.30%	2.95%	10.93	11.18	8,878,621	99,014,425	13.78%	16.08%	9.28%
	2018	11/21/18	0.95%	2.95%	9.61	9.63	322,277	3,103,080	-3.42%	-0.15%	2.93%
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class
	2020		0.50%	1.85%	11.94	11.94	233,468	2,781,525	5.91%	5.91%	2.15%
	2019	1/25/19	0.50%	0.50%	11.27	11.27	185,589	2,091,931	13.55%	13.55%	4.43%
LVIP Global Conservative Allocation Managed Risk Fund - Service Class
	2020		0.30%	3.35%	11.16	19.99	55,756,878	995,294,249	3.29%	6.49%	1.87%
	2019		0.30%	3.35%	11.98	18.90	60,916,864	1,035,702,012	11.11%	14.38%	2.29%
	2018		0.30%	3.20%	10.47	16.64	66,435,268	999,840,032	-7.69%	-4.98%	2.21%
	2017		0.30%	3.20%	11.91	17.63	74,111,633	1,187,595,457	6.75%	9.56%	1.97%
	2016		0.60%	3.25%	11.16	16.16	84,921,037	1,255,511,370	1.45%	4.13%	1.81%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2020		0.50%	0.65%	12.78	21.37	89,861	1,165,502	6.38%	6.54%	3.75%
	2019		0.50%	0.65%	20.08	20.08	12,476	166,261	14.27%	14.27%	1.75%
	2018		0.65%	0.70%	17.58	17.58	13,275	211,017	-5.07%	-5.07%	2.57%
	2017		0.65%	0.65%	18.52	18.52	10,262	190,014	9.78%	9.78%	2.30%
	2016		0.65%	0.65%	16.87	16.87	10,403	175,465	4.34%	4.34%	2.26%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Growth Allocation Managed Risk Fund - Service Class
	2020		0.10%	3.25%	$10.83	$17.77	449,718,201	$7,368,117,113	2.22%	5.49%	1.88%
	2019		0.10%	3.25%	10.58	17.04	500,840,410	7,885,214,352	11.92%	15.45%	2.01%
	2018		0.10%	3.35%	9.45	14.93	548,558,783	7,580,445,279	-9.50%	-6.74%	2.12%
	2017		0.20%	3.20%	12.03	16.18	577,677,484	8,675,652,133	11.71%	14.65%	2.06%
	2016		0.30%	3.20%	10.08	14.21	620,705,979	8,206,660,387	1.20%	4.17%	1.55%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2020		0.35%	1.85%	13.04	21.82	607,167	9,438,774	3.92%	5.49%	2.29%
	2019		0.35%	1.85%	12.41	20.86	584,921	8,842,285	13.73%	15.45%	2.49%
	2018		0.35%	1.85%	10.87	18.12	523,619	7,246,061	-7.91%	-6.66%	2.63%
	2017		0.35%	1.75%	17.70	19.46	454,223	7,078,462	13.69%	14.94%	3.55%
	2016		0.60%	1.70%	15.57	16.93	238,437	4,010,369	2.98%	4.12%	1.79%
LVIP Global Income Fund - Service Class
	2020		0.10%	3.20%	9.18	13.82	44,809,597	549,824,547	3.17%	6.41%	1.40%
	2019		0.10%	3.20%	8.90	13.06	48,356,004	566,003,310	3.12%	6.36%	2.29%
	2018		0.10%	3.20%	8.63	12.35	52,928,016	591,653,756	-1.55%	1.55%	3.61%
	2017		0.10%	3.20%	8.76	12.23	58,319,128	651,725,297	1.49%	4.47%	0.00%
	2016		0.30%	3.20%	8.63	11.74	54,819,986	594,206,023	-2.90%	-0.04%	0.00%
LVIP Global Income Fund - Standard Class
	2020		0.35%	0.80%	11.40	11.71	103,788	1,204,090	5.93%	6.41%	1.90%
	2019		0.35%	0.80%	10.76	11.01	72,813	793,102	5.89%	6.36%	2.91%
	2018		0.35%	0.80%	10.24	10.35	58,680	600,727	1.14%	1.55%	3.73%
	2017		0.35%	0.75%	10.20	10.20	71,455	728,688	4.63%	4.63%	0.00%
	2016		0.40%	0.40%	9.75	9.75	63,816	622,192	0.11%	0.11%	0.00%
LVIP Global Moderate Allocation Managed Risk Fund - Service Class
	2020		0.20%	3.45%	10.63	18.54	353,412,605	5,944,504,814	2.25%	5.62%	1.79%
	2019		0.20%	3.45%	10.38	17.74	385,193,206	6,217,351,488	10.84%	14.39%	2.08%
	2018		0.30%	3.45%	9.51	15.66	414,825,964	5,929,571,188	-8.87%	-5.96%	2.13%
	2017		0.30%	3.45%	11.92	16.81	437,659,078	6,740,595,886	10.45%	13.36%	1.99%
	2016		0.30%	3.20%	10.10	14.92	474,208,425	6,512,157,024	0.80%	3.76%	1.45%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2020		0.35%	1.85%	12.91	21.48	335,037	4,726,936	4.15%	5.72%	2.16%
	2019		0.35%	1.85%	12.26	20.38	335,821	4,507,772	12.91%	14.62%	3.91%
	2018		0.35%	1.85%	10.74	17.83	131,021	1,752,035	-7.03%	-5.76%	2.70%
	2017		0.35%	1.70%	11.38	18.98	77,338	1,243,353	12.39%	13.58%	2.70%
	2016		0.65%	1.70%	15.43	16.71	54,491	854,670	2.58%	3.67%	1.76%
LVIP Goldman Sachs Income Builder Fund - Service Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.24%
	2018		0.10%	3.00%	9.89	10.53	1,128,923	11,460,299	-7.47%	-4.75%	2.76%
	2017		0.10%	3.00%	10.60	11.13	890,967	9,632,896	5.89%	7.32%	3.45%
	2016		0.30%	1.65%	10.01	10.16	387,317	3,924,522	6.89%	7.48%	3.28%
LVIP Goldman Sachs Income Builder Fund - Standard Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.40%
	2018		0.35%	0.50%	10.50	10.66	49,691	520,700	-4.89%	-4.80%	4.40%
	2017		0.40%	0.50%	11.19	11.19	4,122	45,899	7.50%	7.50%	3.23%
	2016		0.40%	0.40%	10.41	10.41	2,806	29,222	8.51%	8.51%	3.24%
LVIP Government Money Market Fund - Service Class
	2020		0.00%	3.25%	7.34	10.27	50,120,192	466,052,897	-3.00%	0.11%	0.15%
	2019		0.10%	3.45%	7.54	10.26	31,687,818	296,945,500	-1.66%	1.44%	1.51%
	2018		0.10%	3.20%	7.65	10.11	28,189,945	261,559,670	-2.04%	1.04%	1.15%
	2017		0.10%	3.20%	7.79	10.04	22,932,493	212,678,122	-2.98%	-0.42%	0.18%
	2016		0.60%	3.20%	8.01	10.09	23,824,249	221,280,316	-3.12%	-0.58%	0.02%
LVIP Government Money Market Fund - Standard Class
	2020		0.35%	2.65%	7.59	10.60	4,789,395	46,766,568	-2.34%	-0.07%	0.22%
	2019		0.35%	2.70%	7.77	10.72	3,242,772	31,553,928	-0.92%	1.44%	1.76%
	2018		0.35%	2.70%	7.84	10.68	2,729,231	26,540,160	-1.31%	1.04%	1.39%
	2017		0.35%	2.70%	7.94	10.68	2,366,605	22,815,993	-2.26%	-0.24%	0.40%
	2016		0.65%	2.80%	8.11	10.78	2,704,726	26,325,639	-2.73%	-0.62%	0.03%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Service Class
	2018		0.30%	3.20%	$9.44	$10.63	27,740,363	$281,863,961	-11.98%	-9.71%	1.49%
	2017		0.60%	3.20%	10.73	11.79	27,278,604	309,727,672	7.25%	10.06%	1.08%
	2016		0.60%	3.20%	10.00	10.70	24,266,484	252,720,561	7.27%	10.04%	0.98%
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class
	2020		0.30%	3.20%	10.84	14.37	37,982,405	465,847,007	3.57%	6.62%	1.29%
	2019		0.30%	3.20%	10.57	13.48	39,928,048	465,104,275	15.51%	18.91%	1.91%
	2018		0.30%	3.20%	9.15	10.39	12,372,070	122,671,215	-12.30%	-10.03%	1.37%
	2017		0.65%	3.20%	10.43	11.55	12,523,103	139,194,685	13.96%	16.90%	1.47%
	2016		0.65%	3.20%	9.21	9.88	13,120,151	125,918,995	2.73%	5.18%	0.61%
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class
	2020		0.65%	1.70%	12.46	13.41	6,830	88,849	5.51%	6.62%	1.73%
	2019		0.65%	1.70%	11.81	12.58	6,737	82,471	17.66%	18.90%	1.56%
	2018		0.65%	1.70%	10.04	10.58	7,194	74,335	-10.66%	-9.71%	1.79%
	2017		0.65%	1.70%	11.23	11.71	6,995	80,392	16.09%	17.31%	1.75%
	2016		0.65%	1.70%	9.68	9.99	7,486	73,649	4.45%	5.55%	0.88%
LVIP JPMorgan High Yield Fund - Service Class
	2020		0.00%	3.45%	10.61	17.40	13,531,553	209,825,256	1.73%	5.19%	4.78%
	2019		0.10%	3.45%	10.64	16.63	13,536,083	202,901,408	8.88%	12.58%	5.44%
	2018		0.10%	3.45%	9.72	14.84	12,665,078	172,101,829	-6.15%	-3.19%	5.43%
	2017		0.10%	3.20%	11.12	15.41	12,727,012	181,491,008	3.16%	6.19%	5.79%
	2016		0.30%	3.20%	10.63	14.55	12,636,264	171,948,352	9.42%	12.64%	4.85%
LVIP JPMorgan High Yield Fund - Standard Class
	2020		0.35%	2.05%	12.30	17.31	231,035	2,897,385	3.42%	5.19%	5.08%
	2019		0.35%	2.05%	11.74	13.97	208,007	2,483,317	10.91%	12.58%	6.64%
	2018		0.35%	1.85%	10.53	10.98	93,948	997,596	-3.34%	-3.19%	8.40%
	2017		0.35%	0.50%	11.34	11.34	27,781	306,541	6.35%	6.35%	7.35%
	2016		0.40%	0.40%	10.67	10.67	12,688	135,347	12.81%	12.81%	6.53%
LVIP JPMorgan Retirement Income Fund - Service Class
	2020		0.10%	3.25%	11.25	14.52	1,133,991	15,427,096	5.71%	8.88%	2.44%
	2019		0.30%	3.25%	10.72	13.44	1,047,886	13,227,779	10.01%	13.30%	4.15%
	2018		0.30%	3.25%	9.79	11.92	464,547	5,132,732	-7.39%	-5.05%	4.26%
	2017	6/7/17	0.30%	2.80%	10.45	12.66	128,472	1,516,322	0.25%	4.32%	5.72%
LVIP JPMorgan Retirement Income Fund - Standard Class
	2020		0.35%	0.70%	12.83	13.16	106,890	1,364,169	8.71%	8.93%	2.84%
	2019		0.50%	0.70%	11.78	12.11	78,871	929,262	13.14%	13.37%	3.19%
	2018		0.50%	0.70%	10.39	10.70	80,708	838,927	-5.19%	-5.01%	3.01%
	2017	7/6/17	0.50%	0.70%	10.94	11.29	70,347	769,846	1.22%	5.17%	5.89%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class
	2020		0.10%	3.25%	10.06	20.00	41,740,510	581,070,036	-1.50%	1.60%	0.91%
	2019		0.10%	3.20%	10.30	20.26	42,642,298	592,794,642	12.22%	15.75%	0.99%
	2018		0.10%	3.20%	10.51	18.01	43,871,855	534,005,530	-14.79%	-12.10%	1.15%
	2017		0.10%	3.20%	12.08	21.08	44,152,217	619,609,616	10.80%	14.06%	0.82%
	2016		0.30%	3.20%	10.59	18.98	42,499,005	528,788,436	6.27%	9.39%	0.53%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2020		0.35%	1.70%	12.15	27.03	13,173	252,173	0.23%	1.59%	0.98%
	2019		0.35%	1.70%	12.01	26.67	13,646	278,411	14.21%	15.47%	1.24%
	2018		0.60%	1.70%	10.42	23.10	13,830	237,237	-13.29%	-12.33%	1.34%
	2017		0.60%	1.70%	23.96	26.34	15,058	300,920	12.76%	14.00%	1.00%
	2016		0.60%	1.70%	21.25	23.11	11,443	261,009	8.16%	9.35%	0.67%
LVIP Loomis Sayles Global Growth Fund - Service Class
	2020		0.10%	1.65%	15.31	15.89	177,996	2,751,041	32.32%	34.18%	0.16%
	2019		0.10%	1.50%	11.57	11.68	53,692	625,750	28.21%	28.91%	0.13%
	2018	6/4/18	0.95%	1.50%	9.03	9.06	7,016	63,472	-13.09%	-4.17%	0.07%
LVIP Loomis Sayles Global Growth Fund - Standard Class
	2020		0.35%	0.40%	15.93	15.93	6,370	101,446	34.30%	34.30%	0.36%
	2019		0.35%	0.35%	11.86	11.86	4,104	48,669	30.15%	30.15%	0.15%
	2018	8/8/18	0.35%	0.35%	9.11	9.11	1,153	10,505	-11.97%	-11.97%	0.20%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP MFS International Equity Managed Volatility Fund - Service Class
	2020		0.30%	3.25%	$10.95	$13.36	47,576,144	$594,262,836	-1.03%	1.94%	1.05%
	2019		0.30%	3.25%	11.10	13.15	44,423,014	550,471,700	22.09%	25.68%	1.55%
	2018		0.30%	3.20%	9.09	10.53	39,102,394	389,354,699	-11.34%	-9.01%	1.99%
	2017		0.60%	3.20%	10.25	11.57	26,368,211	290,445,820	24.56%	27.85%	1.22%
	2016		0.60%	3.20%	8.23	9.03	22,793,487	198,252,903	-4.65%	-2.19%	1.05%
LVIP MFS International Growth Fund - Service Class
	2020		0.00%	3.30%	12.26	24.05	17,682,464	270,033,014	10.54%	14.13%	0.72%
	2019		0.10%	3.30%	11.04	21.18	17,624,384	239,960,020	23.12%	27.12%	1.36%
	2018		0.10%	3.30%	8.93	16.75	17,261,570	188,443,345	-11.30%	-8.55%	1.11%
	2017		0.10%	3.15%	10.03	18.40	15,586,440	189,669,952	27.46%	31.14%	0.91%
	2016		0.30%	3.15%	7.85	13.89	16,044,331	151,467,517	-1.74%	1.10%	1.21%
LVIP MFS International Growth Fund - Standard Class
	2020		0.35%	0.75%	16.80	16.80	118,304	1,985,958	14.14%	14.14%	1.24%
	2019		0.35%	0.35%	14.72	14.72	65,741	967,899	27.12%	27.12%	2.05%
	2018		0.35%	0.40%	11.45	11.58	41,452	480,070	-8.64%	-8.56%	2.14%
	2017		0.35%	0.40%	12.53	12.53	655	8,271	31.35%	31.35%	0.33%
	2016		0.40%	0.40%	9.54	9.54	3,226	30,783	1.26%	1.26%	1.31%
LVIP MFS Value Fund - Service Class
	2020		0.10%	3.45%	11.73	28.34	51,061,521	1,073,996,761	-0.11%	3.30%	1.46%
	2019		0.10%	3.45%	11.54	27.57	49,893,389	1,039,310,388	25.13%	29.39%	1.47%
	2018		0.10%	3.45%	10.78	21.42	50,948,330	840,483,201	-13.14%	-10.31%	1.48%
	2017		0.10%	3.30%	13.91	24.00	52,202,443	977,449,408	13.64%	16.98%	1.53%
	2016		0.30%	3.20%	12.06	20.74	53,858,219	875,717,211	10.20%	13.44%	1.58%
LVIP MFS Value Fund - Standard Class
	2020		0.35%	0.75%	14.23	16.98	294,478	4,268,316	2.88%	3.30%	2.08%
	2019		0.35%	0.75%	13.83	16.44	201,851	2,834,769	28.87%	29.39%	2.09%
	2018		0.35%	0.75%	10.73	12.72	148,603	1,615,051	-10.66%	-10.31%	2.23%
	2017		0.35%	0.75%	14.18	14.18	125,807	1,528,474	17.16%	17.16%	4.52%
	2016		0.40%	0.40%	12.11	12.11	4,009	48,535	13.60%	13.60%	5.43%
LVIP Mondrian International Value Fund - Service Class
	2020		0.00%	3.45%	9.02	23.44	18,143,286	261,332,249	-8.43%	-5.31%	2.22%
	2019		0.10%	3.45%	9.99	25.06	17,208,394	265,297,173	13.96%	17.84%	3.49%
	2018		0.10%	3.45%	8.96	21.54	18,142,609	240,843,856	-14.70%	-11.79%	2.90%
	2017		0.10%	3.45%	10.32	24.72	18,524,542	283,807,930	17.23%	20.68%	3.00%
	2016		0.30%	3.20%	8.67	20.70	21,180,600	272,429,401	0.49%	3.44%	2.49%
LVIP Mondrian International Value Fund - Standard Class
	2020		0.35%	2.80%	10.71	24.97	417,944	9,037,128	-7.50%	-5.30%	2.42%
	2019		0.35%	2.70%	11.32	26.75	398,517	9,685,168	15.10%	17.83%	3.64%
	2018		0.35%	2.70%	9.61	23.04	437,295	9,232,697	-13.84%	-11.83%	3.01%
	2017		0.40%	2.70%	10.90	26.51	489,746	12,000,558	18.11%	20.86%	3.26%
	2016		0.40%	2.70%	9.02	22.26	563,743	11,558,237	1.24%	3.60%	2.65%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class
	2020		0.30%	3.05%	12.01	14.04	5,781,067	76,317,917	11.67%	14.73%	2.21%
	2019		0.30%	3.20%	10.63	12.28	5,218,256	60,772,868	15.60%	19.00%	0.40%
	2018		0.30%	3.20%	9.20	10.35	5,414,305	53,649,866	-11.44%	-9.15%	0.79%
	2017		0.65%	3.20%	10.48	11.40	3,854,785	42,403,471	16.69%	19.40%	1.53%
	2016		0.65%	2.95%	8.98	9.55	2,966,496	27,561,808	2.47%	4.85%	1.34%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
	2020		0.35%	0.65%	14.37	14.61	3,333	48,569	14.72%	15.01%	2.47%
	2019		0.40%	0.65%	12.52	12.70	3,016	37,987	18.99%	19.29%	0.77%
	2018		0.40%	0.65%	10.53	10.53	3,016	31,892	-8.82%	-8.82%	0.32%
	2017		0.65%	0.90%	11.44	11.54	19,155	219,290	19.53%	19.83%	1.69%
	2016	10/20/16	0.65%	0.90%	9.57	9.63	19,155	183,420	3.51%	6.60%	1.56%
LVIP PIMCO Low Duration Bond Fund - Service Class
	2020		0.00%	3.50%	9.05	11.15	65,153,659	667,640,520	0.26%	3.73%	1.60%
	2019		0.10%	3.50%	9.02	10.77	52,322,641	524,421,705	-0.39%	3.01%	2.95%
	2018		0.10%	3.45%	9.14	10.48	48,400,783	477,584,323	-2.32%	0.80%	2.34%
	2017		0.10%	3.25%	9.37	10.42	40,527,858	402,456,330	-1.76%	1.13%	1.56%
	2016		0.30%	3.20%	9.54	10.30	35,691,768	354,904,492	-0.85%	2.07%	1.46%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP PIMCO Low Duration Bond Fund - Standard Class
	2020		0.35%	2.05%	$10.19	$11.26	997,025	$10,882,596	2.12%	3.73%	2.10%
	2019		0.35%	1.90%	9.98	10.86	606,276	6,393,755	1.42%	3.01%	3.18%
	2018		0.35%	1.90%	9.84	10.55	516,938	5,300,808	-0.79%	0.80%	1.89%
	2017		0.35%	1.90%	9.99	10.47	608,010	6,280,671	-0.03%	1.27%	2.07%
	2016		0.40%	1.70%	9.99	10.34	421,166	4,329,929	0.90%	2.22%	2.08%
LVIP SSGA Bond Index Fund - Service Class
	2020		0.00%	3.45%	9.87	14.83	75,367,503	970,687,072	3.59%	7.12%	1.96%
	2019		0.10%	3.45%	9.51	13.91	73,531,505	897,310,633	4.31%	7.86%	2.45%
	2018		0.10%	3.45%	8.90	12.96	77,456,544	891,156,307	-3.95%	-0.67%	2.42%
	2017		0.10%	3.45%	9.44	13.12	84,121,596	990,620,741	-0.32%	2.61%	2.20%
	2016		0.30%	3.20%	9.47	12.77	83,509,614	973,288,022	-1.18%	1.42%	1.88%
LVIP SSGA Bond Index Fund - Standard Class
	2020		0.35%	1.95%	11.24	14.45	1,302,445	15,188,183	5.41%	7.11%	2.49%
	2019		0.35%	1.95%	10.54	13.53	849,115	9,397,551	6.15%	7.86%	3.56%
	2018		0.35%	1.95%	9.81	12.57	512,198	5,295,579	-2.15%	-0.67%	3.37%
	2017		0.35%	1.85%	10.58	12.69	240,908	2,641,603	1.29%	2.77%	3.81%
	2016		0.40%	1.85%	10.44	12.37	97,988	1,137,611	0.55%	1.87%	2.25%
LVIP SSGA Conservative Index Allocation Fund - Service Class
	2020		0.20%	3.10%	11.54	17.04	5,825,326	88,140,708	8.50%	11.58%	1.91%
	2019		0.30%	3.10%	10.64	15.32	5,371,748	74,344,768	11.04%	14.20%	2.18%
	2018		0.30%	3.10%	9.58	13.47	5,294,780	65,444,107	-7.49%	-5.19%	2.06%
	2017		0.65%	3.10%	11.93	14.20	5,468,134	72,050,831	7.17%	9.72%	1.98%
	2016		0.65%	3.00%	11.13	12.94	5,673,438	68,792,985	1.65%	4.06%	1.68%
LVIP SSGA Conservative Index Allocation Fund - Standard Class
	2020		0.35%	0.75%	13.25	13.25	245,006	3,106,294	11.63%	11.63%	6.72%
	2019		0.50%	0.50%	11.87	11.87	7,729	91,756	14.26%	14.26%	2.41%
	2018	9/4/18	0.50%	0.50%	10.39	10.39	7,825	81,305	-4.90%	-4.90%	2.40%
LVIP SSGA Conservative Structured Allocation Fund - Service Class
	2020		0.10%	3.15%	12.14	16.35	10,324,762	152,778,106	6.17%	9.29%	1.85%
	2019		0.10%	3.00%	11.25	15.04	11,255,112	154,489,748	10.01%	13.25%	2.37%
	2018		0.10%	3.00%	10.43	13.35	12,532,484	154,149,212	-8.05%	-5.35%	2.50%
	2017		0.10%	3.00%	11.54	14.19	14,275,446	188,332,607	6.19%	9.10%	3.10%
	2016		0.30%	3.00%	10.58	13.05	15,154,704	185,475,352	3.42%	6.25%	1.87%
LVIP SSGA Conservative Structured Allocation Fund - Standard Class
	2020		0.35%	0.50%	13.57	13.57	66,752	888,686	9.24%	9.24%	2.17%
	2019		0.40%	0.75%	11.61	12.43	56,234	689,119	12.79%	13.19%	2.07%
	2018		0.35%	0.75%	10.39	10.98	91,376	975,261	-5.39%	-5.34%	3.57%
	2017		0.35%	0.80%	11.44	11.60	58,990	678,713	8.82%	9.26%	3.28%
	2016		0.40%	0.80%	10.62	10.62	55,420	588,244	6.41%	6.41%	2.16%
LVIP SSGA Developed International 150 Fund - Service Class
	2020		0.10%	3.45%	9.20	15.63	11,866,718	134,981,414	-7.58%	-4.43%	2.46%
	2019		0.10%	3.45%	9.92	16.47	11,717,490	141,788,782	11.23%	15.02%	3.88%
	2018		0.10%	3.45%	8.96	14.42	12,708,245	135,853,448	-18.31%	-15.53%	3.30%
	2017		0.10%	3.45%	11.49	17.19	12,699,387	163,216,281	19.61%	22.89%	4.13%
	2016		0.30%	3.00%	9.59	14.06	12,907,507	136,821,705	6.23%	9.14%	3.24%
LVIP SSGA Developed International 150 Fund - Standard Class
	2020		0.35%	1.90%	10.83	19.07	83,070	1,007,902	-5.90%	-4.43%	2.80%
	2019		0.35%	1.90%	11.38	20.00	82,751	1,086,629	13.25%	15.02%	5.10%
	2018		0.35%	1.90%	9.94	17.44	50,448	602,863	-16.83%	-15.53%	3.88%
	2017		0.35%	1.90%	11.82	20.69	38,516	589,596	21.25%	23.08%	4.71%
	2016		0.40%	1.90%	9.64	16.85	31,097	410,684	7.66%	9.29%	3.96%
LVIP SSGA Emerging Markets 100 Fund - Service Class
	2020		0.10%	3.45%	7.66	13.69	13,313,771	159,856,644	-1.07%	2.30%	3.34%
	2019		0.10%	3.45%	7.72	13.46	13,578,067	161,919,562	3.71%	7.24%	3.52%
	2018		0.10%	3.45%	7.46	12.62	14,269,233	161,169,585	-15.51%	-12.63%	4.25%
	2017		0.10%	3.45%	8.80	14.86	14,293,707	187,818,258	19.68%	23.14%	2.43%
	2016		0.30%	3.15%	7.35	12.39	14,979,878	161,977,817	11.59%	14.81%	2.32%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2020		0.35%	1.70%	$10.03	$17.67	299,913	$3,694,147	0.92%	2.30%	3.74%
	2019		0.35%	1.70%	9.84	17.32	305,040	3,695,796	5.79%	7.23%	4.16%
	2018		0.35%	1.90%	8.42	16.19	279,695	3,189,674	-13.96%	-12.62%	5.71%
	2017		0.35%	1.90%	9.79	18.57	104,709	1,455,002	21.51%	23.34%	3.66%
	2016		0.40%	1.90%	8.06	15.09	46,544	613,567	13.26%	14.97%	2.64%
LVIP SSGA Emerging Markets Equity Index Fund - Service Class
	2020		0.00%	2.85%	13.04	13.83	616,124	8,291,937	13.63%	16.80%	2.18%
	2019		0.10%	2.85%	11.63	11.73	322,497	3,766,193	15.48%	16.35%	3.65%
	2018	11/29/18	0.95%	1.70%	10.07	10.08	19,991	201,410	-3.28%	2.66%	0.00%
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class
	2020		0.35%	1.90%	13.71	13.83	76,997	1,059,447	16.33%	16.79%	2.12%
	2019	2/15/19	0.35%	0.75%	11.79	11.84	48,289	571,391	9.23%	17.18%	6.00%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class
	2020		0.10%	3.25%	10.55	16.64	49,516,854	723,636,877	3.34%	6.65%	1.57%
	2019		0.10%	3.50%	10.17	15.68	54,946,676	764,421,527	11.77%	15.35%	2.24%
	2018		0.10%	3.25%	9.07	13.66	60,617,466	741,127,737	-11.33%	-8.50%	2.53%
	2017		0.10%	3.25%	10.19	15.01	64,699,507	876,608,907	10.92%	13.84%	3.73%
	2016		0.60%	3.20%	9.65	13.16	69,737,202	837,564,233	2.04%	4.68%	1.56%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2020		0.35%	1.85%	12.84	20.30	66,639	1,064,218	5.06%	6.65%	2.42%
	2019		0.35%	1.85%	12.09	19.10	40,415	681,522	13.63%	15.35%	2.41%
	2018		0.35%	1.85%	10.59	16.60	47,991	709,882	-9.86%	-8.50%	2.95%
	2017		0.35%	1.85%	11.20	18.20	45,251	746,498	13.78%	14.07%	4.70%
	2016		0.60%	0.90%	15.67	16.02	35,235	541,568	4.68%	4.99%	1.77%
LVIP SSGA International Index Fund - Service Class
	2020		0.00%	3.45%	9.95	18.09	25,149,358	291,692,201	3.94%	7.48%	2.24%
	2019		0.10%	3.45%	9.52	16.92	26,114,737	285,999,479	17.16%	21.16%	2.30%
	2018		0.10%	3.45%	8.07	14.03	28,645,675	263,191,585	-16.84%	-14.01%	2.45%
	2017		0.10%	3.45%	9.65	16.40	27,441,468	297,443,272	20.71%	24.01%	2.39%
	2016		0.30%	3.00%	7.98	13.27	29,233,587	258,367,811	-2.24%	0.44%	2.67%
LVIP SSGA International Index Fund - Standard Class
	2020		0.35%	2.05%	12.23	20.77	609,495	8,591,569	5.66%	7.47%	3.00%
	2019		0.35%	2.05%	11.43	19.37	419,622	5,597,115	19.29%	21.16%	2.74%
	2018		0.35%	1.90%	9.65	16.03	377,158	4,186,706	-15.33%	-14.00%	3.26%
	2017		0.35%	1.90%	11.23	18.69	184,593	2,430,775	22.35%	24.19%	4.13%
	2016		0.40%	1.90%	9.04	15.08	78,843	884,263	-0.90%	0.59%	3.11%
LVIP SSGA International Managed Volatility Fund - Service Class
	2020		0.30%	3.20%	8.76	12.75	34,703,945	340,513,878	-4.33%	-1.51%	1.70%
	2019		0.30%	3.20%	9.16	12.95	34,495,436	347,884,977	14.75%	18.13%	2.10%
	2018		0.30%	3.20%	7.98	10.96	38,296,866	330,913,970	-15.19%	-12.69%	2.02%
	2017		0.30%	3.20%	9.41	12.55	37,807,569	378,840,654	20.05%	23.59%	1.97%
	2016		0.30%	3.20%	7.85	8.47	40,902,999	335,913,199	-6.79%	-4.38%	2.07%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2020		0.65%	1.90%	9.76	10.66	7,860	81,422	-2.84%	-1.62%	1.29%
	2019		0.65%	1.90%	10.05	10.83	14,351	148,264	16.55%	18.02%	2.37%
	2018		0.65%	1.90%	8.62	9.18	15,562	137,180	-13.86%	-12.77%	2.29%
	2017		0.65%	1.90%	10.01	10.52	15,347	156,282	21.93%	23.46%	2.15%
	2016	11/15/16	0.65%	1.90%	8.21	8.52	17,317	143,926	-0.49%	2.33%	1.29%
LVIP SSGA Large Cap 100 Fund - Service Class
	2020		0.10%	3.45%	13.77	32.18	12,829,795	326,782,046	-0.76%	2.62%	2.48%
	2019		0.10%	3.45%	13.85	32.27	13,230,409	335,489,909	22.68%	26.86%	2.38%
	2018		0.10%	3.45%	11.27	26.17	14,080,296	287,652,940	-14.34%	-11.42%	1.90%
	2017		0.10%	3.45%	14.76	30.40	14,865,283	350,328,436	14.79%	18.11%	2.66%
	2016		0.30%	3.15%	12.68	26.43	15,129,275	306,974,425	17.47%	20.86%	2.01%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Large Cap 100 Fund - Standard Class
	2020		0.35%	2.15%	$14.71	$43.48	329,663	$5,983,837	0.79%	2.62%	2.91%
	2019		0.35%	2.15%	14.39	42.47	291,484	5,408,616	24.59%	26.85%	3.36%
	2018		0.35%	2.15%	11.39	33.57	158,212	2,872,204	-13.00%	-11.42%	2.27%
	2017		0.35%	2.15%	14.84	37.99	132,109	2,975,978	16.23%	18.28%	3.00%
	2016		0.40%	2.15%	12.73	32.18	102,562	2,268,617	18.94%	21.04%	2.27%
LVIP SSGA Large Cap Managed Volatility Fund - Service Class
	2020		0.20%	3.25%	13.13	18.20	45,460,943	774,708,803	11.80%	15.26%	1.70%
	2019		0.20%	3.25%	11.41	15.86	46,159,937	690,589,285	17.06%	20.50%	1.38%
	2018		0.30%	3.20%	11.44	13.21	39,380,761	493,738,934	-7.88%	-5.50%	1.69%
	2017		0.60%	3.20%	12.42	14.01	27,776,939	371,051,510	16.99%	20.06%	1.68%
	2016		0.60%	3.20%	10.62	11.65	23,551,490	264,499,043	4.53%	7.23%	1.64%
LVIP SSGA Large Cap Managed Volatility Fund - Standard Class
	2017		0.90%	0.90%	13.98	13.98	2,732	38,211	20.01%	20.01%	1.77%
	2016		0.65%	0.90%	11.65	11.77	2,856	33,289	7.23%	7.56%	1.64%
LVIP SSGA Mid-Cap Index Fund - Service Class
	2020		0.00%	3.45%	11.84	15.88	8,280,057	121,479,345	9.08%	12.79%	1.45%
	2019		0.10%	3.45%	10.63	14.08	7,384,635	97,785,638	21.24%	25.37%	1.18%
	2018		0.10%	3.45%	10.51	11.23	5,756,164	62,231,119	-14.38%	-11.68%	1.63%
	2017	1/10/17	0.10%	3.20%	12.27	12.72	2,684,939	33,602,055	3.93%	13.37%	1.91%
LVIP SSGA Mid-Cap Index Fund - Standard Class
	2020		0.35%	2.25%	14.68	15.88	467,456	7,354,196	10.67%	12.79%	1.77%
	2019		0.35%	2.25%	13.26	14.08	385,213	5,379,773	23.01%	25.37%	1.47%
	2018		0.35%	2.25%	10.78	11.23	251,849	2,809,029	-13.34%	-11.68%	2.05%
	2017	1/31/17	0.35%	2.25%	12.44	12.71	98,808	1,251,408	4.01%	13.56%	2.01%
LVIP SSGA Moderate Index Allocation Fund - Service Class
	2020		0.10%	3.20%	12.33	19.42	15,301,045	266,641,121	9.97%	13.44%	1.94%
	2019		0.10%	3.50%	11.20	17.22	15,988,603	249,717,225	14.22%	17.58%	2.08%
	2018		0.30%	3.25%	9.80	14.76	15,866,273	214,581,827	-9.49%	-6.78%	1.98%
	2017		0.30%	3.25%	12.55	15.88	15,573,508	228,699,375	10.67%	13.58%	1.97%
	2016		0.60%	3.20%	11.34	13.98	15,471,018	201,980,295	3.02%	5.74%	1.71%
LVIP SSGA Moderate Index Allocation Fund - Standard Class
	2020		0.35%	0.75%	12.96	14.21	322,655	4,383,674	13.26%	13.43%	3.43%
	2019		0.35%	0.50%	12.54	12.54	124,203	1,552,417	17.65%	17.65%	2.61%
	2018		0.50%	0.50%	10.66	10.66	92,882	990,353	-6.74%	-6.74%	5.18%
	2017	11/10/17	0.40%	0.40%	11.45	11.45	2,534	29,013	0.10%	0.10%	0.78%
LVIP SSGA Moderate Structured Allocation Fund - Service Class
	2020		0.10%	3.30%	11.48	18.30	41,297,854	678,863,049	6.03%	9.48%	2.19%
	2019		0.10%	3.30%	10.82	16.80	45,057,307	687,544,662	12.50%	16.17%	2.47%
	2018		0.10%	3.30%	9.79	14.55	50,332,512	672,244,719	-10.28%	-7.45%	2.71%
	2017		0.10%	3.20%	10.88	15.80	54,924,113	805,056,033	9.31%	12.52%	3.64%
	2016		0.30%	3.20%	10.73	14.14	58,020,140	765,659,421	5.57%	8.68%	1.91%
LVIP SSGA Moderate Structured Allocation Fund - Standard Class
	2020		0.35%	0.50%	13.56	14.26	99,081	1,351,763	9.42%	9.47%	3.03%
	2019		0.35%	0.40%	12.39	13.04	74,748	934,239	16.11%	16.16%	2.63%
	2018		0.35%	0.40%	10.66	11.23	78,803	847,508	-7.49%	-7.45%	3.72%
	2017		0.35%	0.50%	12.14	12.14	15,542	186,952	12.69%	12.69%	3.59%
	2016		0.40%	0.40%	10.77	10.77	17,127	184,448	8.83%	8.83%	2.20%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class
	2020		0.10%	3.25%	12.74	20.27	12,635,048	227,795,061	10.35%	13.88%	2.17%
	2019		0.10%	3.50%	11.34	17.89	13,477,189	217,105,923	15.61%	19.31%	1.98%
	2018		0.10%	3.25%	10.76	15.08	14,587,041	196,125,727	-10.61%	-7.93%	2.01%
	2017		0.30%	3.25%	12.96	16.44	12,510,291	191,068,011	13.00%	15.92%	1.95%
	2016		0.65%	3.20%	11.47	14.18	12,371,754	164,534,401	3.73%	6.41%	1.74%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
	2020		0.35%	0.70%	13.08	14.95	305,888	4,476,658	13.48%	13.88%	2.59%
	2019		0.35%	0.70%	12.86	13.18	281,584	3,626,780	18.89%	19.13%	2.65%
	2018		0.50%	0.70%	10.79	11.08	220,084	2,381,036	-8.07%	-7.89%	2.36%
	2017	6/6/17	0.50%	0.70%	11.71	12.06	23,825	280,660	5.16%	5.25%	8.08%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class
	2020		0.10%	3.15%	$12.97	$19.07	22,118,933	$378,544,559	5.63%	8.90%	2.26%
	2019		0.10%	3.50%	12.06	17.61	25,063,322	400,521,801	13.51%	17.02%	2.52%
	2018		0.10%	3.15%	10.73	15.13	27,815,521	386,000,586	-11.27%	-8.70%	2.84%
	2017		0.30%	3.15%	12.29	16.63	29,879,947	460,977,499	11.06%	14.27%	3.89%
	2016		0.30%	3.15%	10.75	14.60	30,504,640	416,609,301	6.78%	9.87%	2.00%
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
	2020		0.35%	0.75%	13.49	14.38	179,244	2,475,931	8.46%	8.90%	2.64%
	2019		0.35%	0.75%	12.44	13.21	181,196	2,301,852	16.55%	17.02%	2.87%
	2018		0.35%	0.75%	10.67	11.30	187,679	2,041,451	-8.88%	-8.52%	2.86%
	2017		0.35%	0.75%	12.35	12.35	197,527	2,352,949	14.44%	14.44%	8.28%
	2016	3/28/16	0.40%	0.40%	10.79	10.79	59,649	643,902	9.35%	9.35%	2.17%
LVIP SSGA S&P 500 Index Fund - Service Class
	2020		0.00%	3.45%	14.19	36.56	56,438,349	1,527,934,828	13.74%	17.62%	1.41%
	2019		0.10%	3.45%	12.21	31.24	56,011,695	1,327,146,985	26.43%	30.74%	1.51%
	2018		0.10%	3.45%	11.84	24.20	53,725,853	1,009,694,677	-8.10%	-4.97%	1.60%
	2017		0.10%	3.45%	14.59	26.20	53,968,245	1,097,923,484	17.45%	20.90%	1.69%
	2016		0.30%	3.20%	12.12	22.25	53,129,556	911,586,037	7.97%	11.14%	1.67%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2020		0.35%	3.20%	16.15	47.48	3,769,835	87,912,941	14.32%	17.62%	1.73%
	2019		0.35%	3.20%	15.35	40.47	3,268,447	69,701,663	27.58%	30.74%	1.77%
	2018		0.35%	2.80%	11.79	31.03	2,924,804	51,329,907	-7.28%	-4.98%	1.97%
	2017		0.35%	2.80%	14.88	32.74	2,171,477	46,493,445	18.29%	21.09%	1.98%
	2016		0.40%	2.75%	12.29	27.09	2,040,659	38,550,462	8.72%	11.31%	2.00%
LVIP SSGA Short-Term Bond Index Fund - Service Class
	2020		0.00%	3.45%	10.01	10.90	14,630,291	154,373,662	-0.11%	3.29%	1.74%
	2019		0.10%	3.45%	10.02	10.55	9,771,857	101,119,811	0.99%	4.22%	3.04%
	2018	5/21/18	0.30%	3.45%	9.92	10.12	4,337,495	43,554,591	-0.34%	1.09%	2.62%
LVIP SSGA Short-Term Bond Index Fund - Standard Class
	2020		0.35%	1.90%	10.50	10.91	545,833	5,930,586	1.69%	3.28%	2.45%
	2019		0.35%	1.90%	10.51	10.56	256,543	2,702,294	4.06%	4.43%	3.64%
	2018	6/25/18	0.35%	0.70%	10.06	10.12	70,994	718,337	0.53%	1.06%	2.39%
LVIP SSGA Small-Cap Index Fund - Service Class
	2020		0.00%	3.45%	13.00	30.64	22,387,107	458,339,604	14.87%	18.78%	0.84%
	2019		0.10%	3.45%	11.08	26.54	22,651,805	397,700,809	20.49%	24.60%	0.76%
	2018		0.10%	3.45%	10.56	21.92	21,129,599	304,238,227	-14.59%	-11.68%	0.79%
	2017		0.10%	3.45%	13.59	25.53	18,697,055	311,264,760	10.34%	13.58%	0.78%
	2016		0.30%	3.20%	12.01	23.08	18,469,172	274,904,324	16.59%	20.02%	1.06%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2020		0.35%	2.05%	16.17	41.40	701,784	13,407,917	16.78%	18.78%	1.19%
	2019		0.35%	2.05%	13.67	34.94	595,185	10,786,861	22.68%	24.60%	1.04%
	2018		0.35%	1.90%	11.01	28.11	578,940	8,557,018	-13.04%	-11.68%	1.16%
	2017		0.35%	1.90%	13.86	31.91	335,888	6,541,645	12.06%	13.75%	1.29%
	2016		0.40%	1.90%	12.19	28.11	139,819	3,132,109	18.41%	20.20%	1.51%
LVIP SSGA Small-Mid Cap 200 Fund - Service Class
	2020		0.10%	3.45%	11.68	27.92	7,024,908	165,931,202	2.13%	5.61%	2.66%
	2019		0.10%	3.45%	11.42	26.58	6,616,792	151,249,518	15.47%	19.40%	1.83%
	2018		0.10%	3.45%	9.88	22.51	6,352,589	125,142,430	-16.60%	-13.76%	2.87%
	2017		0.10%	3.45%	12.98	26.86	6,080,391	142,582,271	2.73%	5.75%	2.33%
	2016		0.30%	3.20%	12.46	26.08	5,867,521	132,384,924	25.93%	29.37%	1.87%
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class
	2020		0.35%	2.15%	12.83	36.23	455,756	7,149,118	3.73%	5.61%	2.98%
	2019		0.35%	2.15%	12.20	34.39	352,281	5,627,931	17.28%	19.41%	2.25%
	2018		0.35%	2.15%	10.25	28.87	186,912	3,034,293	-15.30%	-13.76%	2.82%
	2017		0.35%	2.15%	13.24	33.56	181,410	3,360,719	4.07%	5.90%	2.98%
	2016		0.40%	2.15%	12.51	31.75	90,681	2,178,215	27.32%	29.57%	2.13%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class
	2020		0.20%	3.25%	$11.21	$14.80	45,116,933	$621,268,121	9.47%	12.86%	1.87%
	2019		0.20%	3.25%	9.96	13.17	44,924,394	555,084,930	10.68%	14.06%	0.63%
	2018		0.20%	3.20%	10.01	11.59	39,282,891	430,380,066	-12.22%	-9.90%	1.42%
	2017		0.60%	3.20%	11.41	12.87	29,932,926	366,876,336	10.29%	13.19%	1.21%
	2016		0.60%	3.20%	10.34	11.37	24,557,411	268,442,037	11.48%	14.42%	1.04%
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class
	2020		0.65%	1.90%	13.66	15.03	4,049	59,258	11.24%	12.63%	2.06%
	2019		0.65%	1.90%	12.45	13.34	4,717	61,647	12.63%	13.82%	0.79%
	2018		0.65%	1.70%	11.05	11.72	4,529	52,386	-10.67%	-9.73%	1.04%
	2017		0.65%	1.70%	12.37	12.99	7,334	94,376	12.23%	13.42%	1.34%
	2016		0.65%	1.70%	11.02	11.45	11,735	133,709	13.46%	14.66%	0.99%
LVIP T. Rowe Price 2010 Fund - Service Class
	2020		0.75%	2.80%	12.93	17.10	333,829	5,066,575	8.92%	11.18%	1.86%
	2019		0.75%	2.80%	11.87	15.38	391,065	5,391,098	12.25%	14.57%	2.55%
	2018		0.75%	2.80%	10.58	13.42	419,783	5,119,178	-7.10%	-5.17%	1.79%
	2017		0.75%	2.80%	11.39	14.15	448,516	5,814,930	6.34%	8.55%	1.71%
	2016		0.75%	2.80%	10.71	13.04	430,449	5,156,296	1.30%	3.39%	1.70%
LVIP T. Rowe Price 2020 Fund - Service Class
	2020		0.60%	2.80%	12.96	17.13	579,091	8,738,482	9.87%	12.14%	2.19%
	2019		0.75%	2.80%	11.80	15.28	618,831	8,395,444	15.36%	17.75%	2.49%
	2018		0.75%	2.80%	10.22	12.97	734,500	8,570,594	-8.42%	-6.52%	1.56%
	2017		0.75%	2.80%	11.16	13.88	806,673	10,174,646	8.66%	10.91%	1.63%
	2016		0.75%	2.80%	10.27	12.51	903,261	10,363,985	1.32%	3.42%	1.63%
LVIP T. Rowe Price 2030 Fund - Service Class
	2020		0.60%	2.85%	13.01	17.32	280,225	4,233,552	11.74%	14.11%	1.85%
	2019		0.75%	2.85%	11.65	15.18	323,415	4,320,349	18.42%	20.93%	2.22%
	2018		0.75%	2.85%	9.83	12.55	367,010	4,101,217	-10.41%	-8.51%	1.40%
	2017		0.75%	2.85%	10.98	13.72	414,963	5,122,956	10.01%	12.35%	1.69%
	2016		0.75%	2.85%	9.98	12.21	451,618	5,018,195	0.55%	2.68%	1.39%
LVIP T. Rowe Price 2040 Fund - Service Class
	2020		0.90%	2.85%	12.62	16.46	342,267	5,085,929	13.07%	15.29%	1.71%
	2019		0.90%	2.85%	11.16	14.28	367,238	4,749,561	20.64%	23.02%	2.02%
	2018		0.90%	2.85%	9.25	11.27	379,703	4,037,428	-11.51%	-9.99%	1.37%
	2017		1.15%	2.85%	10.46	12.52	394,944	4,703,122	11.13%	13.04%	1.85%
	2016		1.15%	2.85%	9.41	11.08	372,684	3,943,414	0.64%	2.36%	1.15%
LVIP T. Rowe Price Growth Stock Fund - Service Class
	2020		0.00%	3.20%	19.51	49.42	12,106,242	421,366,135	31.84%	35.99%	0.00%
	2019		0.10%	3.20%	16.57	36.52	13,823,585	361,991,166	26.62%	30.60%	0.00%
	2018		0.10%	3.20%	13.13	28.55	14,467,632	296,820,655	-4.48%	-1.46%	0.09%
	2017		0.10%	3.20%	16.14	29.81	14,256,459	302,611,791	29.17%	32.96%	0.00%
	2016		0.30%	3.20%	12.18	23.02	14,466,377	233,936,283	-2.04%	0.84%	0.00%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2020		0.35%	0.80%	23.15	28.77	211,891	5,179,266	35.38%	35.99%	0.00%
	2019		0.35%	0.80%	17.09	21.16	195,415	3,529,872	30.02%	30.60%	0.08%
	2018		0.35%	0.80%	13.14	16.21	159,557	2,237,503	-1.86%	-1.47%	0.22%
	2017		0.35%	0.75%	16.46	16.46	95,197	1,451,246	33.16%	33.16%	0.30%
	2016		0.40%	0.40%	12.36	12.36	55,369	684,497	0.99%	0.99%	0.13%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
	2020		0.00%	3.50%	18.67	63.28	7,668,665	352,552,658	26.85%	31.23%	0.00%
	2019		0.10%	3.50%	14.62	48.83	7,692,717	278,210,550	32.41%	36.92%	0.00%
	2018		0.10%	3.45%	10.73	36.11	6,591,240	179,669,335	-6.59%	-3.40%	0.17%
	2017		0.10%	3.45%	14.77	37.85	5,555,963	163,178,882	20.52%	24.06%	0.00%
	2016		0.30%	3.20%	12.08	30.83	4,745,656	116,828,253	3.91%	6.97%	0.05%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2020		0.35%	3.10%	21.30	66.70	156,621	5,084,044	27.67%	31.23%	0.00%
	2019		0.35%	3.10%	16.29	51.31	108,941	3,369,519	33.20%	36.92%	0.17%
	2018		0.35%	3.10%	11.95	37.83	94,511	2,576,337	-6.04%	-3.41%	0.33%
	2017		0.35%	3.10%	14.85	39.54	161,317	3,968,180	21.06%	24.25%	0.22%
	2016		0.40%	3.00%	12.13	32.11	109,223	2,922,167	4.37%	7.13%	0.27%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class
	2020		0.30%	3.15%	$11.45	$12.15	10,939,691	$129,743,309	4.96%	7.94%	1.68%
	2019		0.30%	3.50%	10.95	11.13	7,009,127	77,894,950	14.87%	16.55%	8.62%
	2018	11/20/18	1.30%	2.80%	9.53	9.55	167,248	1,597,445	-3.82%	0.57%	2.73%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class
	2020		0.50%	0.50%	12.16	12.16	71,114	865,106	7.99%	7.99%	2.06%
	2019	3/11/19	0.50%	0.50%	11.27	11.27	12,396	139,647	11.47%	11.47%	4.57%
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class
	2020		0.30%	3.45%	11.49	13.83	130,329,819	1,680,865,371	4.78%	7.91%	1.59%
	2019		0.30%	3.50%	10.99	12.82	119,595,663	1,440,535,272	13.20%	16.53%	1.55%
	2018		0.30%	3.20%	9.71	11.00	98,400,591	1,023,769,887	-7.86%	-5.14%	1.75%
	2017		0.30%	3.20%	10.54	11.28	81,839,204	905,126,333	11.32%	14.20%	1.63%
	2016		0.65%	3.20%	9.50	9.88	59,973,879	584,411,163	0.75%	3.14%	1.32%
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
	2020		0.50%	0.65%	13.51	13.86	158,680	2,198,397	7.80%	7.96%	2.10%
	2019		0.50%	0.65%	12.53	12.53	119,887	1,538,311	16.42%	16.42%	4.53%
	2018		0.65%	0.65%	10.76	10.76	2,892	31,124	-5.24%	-5.24%	1.73%
	2017		0.65%	0.65%	11.36	11.36	3,106	35,271	14.47%	14.47%	1.59%
	2016		0.65%	0.65%	9.92	9.92	3,375	33,484	3.40%	3.40%	1.18%
LVIP Vanguard Domestic Equity ETF Fund - Service Class
	2020		0.00%	3.30%	16.15	31.81	14,022,412	356,405,000	15.65%	19.41%	1.19%
	2019		0.10%	3.30%	13.59	26.84	14,024,885	304,757,104	25.87%	29.84%	1.42%
	2018		0.10%	3.20%	10.51	20.83	12,995,865	223,984,620	-8.16%	-5.27%	1.31%
	2017		0.10%	3.20%	14.33	22.15	10,582,715	198,666,969	16.10%	19.52%	1.45%
	2016		0.30%	3.20%	11.99	18.64	8,417,562	135,752,026	8.34%	11.52%	1.41%
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
	2020		0.35%	2.05%	17.86	30.02	561,413	12,620,831	17.51%	19.41%	1.75%
	2019		0.35%	1.95%	15.02	25.21	341,821	5,633,407	27.77%	29.83%	2.25%
	2018		0.35%	1.95%	11.61	19.46	178,960	2,428,702	-6.72%	-5.31%	2.29%
	2017		0.40%	1.90%	14.41	20.60	79,446	1,369,285	17.91%	19.69%	2.06%
	2016		0.40%	1.90%	12.04	17.24	37,903	615,616	10.03%	11.69%	1.63%
LVIP Vanguard International Equity ETF Fund - Service Class
	2020		0.00%	3.30%	11.08	16.06	17,488,930	240,447,642	7.02%	10.50%	2.01%
	2019		0.10%	3.30%	10.35	14.64	16,990,592	214,600,065	17.94%	21.78%	3.00%
	2018		0.10%	3.30%	8.85	12.11	14,952,968	157,874,235	-17.64%	-15.01%	2.21%
	2017		0.10%	3.25%	11.32	14.36	10,455,499	132,189,200	23.96%	27.61%	2.19%
	2016		0.30%	3.20%	9.14	11.32	7,548,952	75,748,351	0.20%	3.06%	2.05%
LVIP Vanguard International Equity ETF Fund - Standard Class
	2020		0.35%	2.05%	13.29	15.53	1,037,297	15,093,131	8.75%	10.51%	2.39%
	2019		0.35%	1.95%	12.07	14.09	822,879	10,896,006	19.84%	21.77%	3.53%
	2018		0.35%	1.95%	9.94	11.60	596,515	6,536,830	-16.31%	-15.05%	4.64%
	2017		0.40%	1.90%	11.92	13.68	119,058	1,536,477	25.89%	27.80%	2.80%
	2016		0.40%	1.90%	9.33	10.73	69,716	718,874	1.77%	3.30%	2.04%
LVIP Wellington Capital Growth Fund - Service Class
	2020		0.00%	3.20%	24.81	52.57	12,327,705	512,853,327	38.25%	42.53%	0.00%
	2019		0.10%	3.15%	17.63	37.14	13,601,554	409,005,671	36.66%	40.89%	0.00%
	2018		0.10%	3.15%	13.03	26.92	14,720,807	322,412,105	-2.04%	1.00%	0.00%
	2017		0.10%	3.15%	16.10	27.42	15,188,254	337,775,924	31.33%	35.12%	0.00%
	2016		0.30%	3.15%	11.92	20.84	17,647,143	293,769,550	-3.24%	-0.45%	0.00%
LVIP Wellington Capital Growth Fund - Standard Class
	2020		0.35%	0.75%	25.83	32.80	208,634	5,489,830	41.96%	42.53%	0.00%
	2019		0.35%	0.75%	18.19	23.02	79,528	1,472,386	40.35%	40.89%	0.00%
	2018		0.35%	0.75%	13.09	16.35	58,383	769,085	0.95%	1.00%	0.00%
	2017	1/26/17	0.35%	0.40%	12.96	16.19	4,143	63,372	0.78%	29.13%	0.00%
LVIP Wellington Mid-Cap Value Fund - Service Class
	2020		0.10%	3.30%	11.87	26.46	7,483,757	126,307,186	-1.78%	1.42%	0.70%
	2019		0.10%	3.30%	12.08	26.84	6,971,069	118,157,095	26.08%	30.14%	0.80%
	2018		0.10%	3.30%	9.75	21.22	6,681,109	88,479,157	-17.48%	-14.83%	0.45%
	2017		0.10%	3.45%	12.77	25.64	6,261,878	98,623,881	9.59%	12.81%	0.17%
	2016		0.30%	3.20%	11.32	23.34	6,051,525	85,409,064	9.23%	12.45%	0.25%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Wellington Mid-Cap Value Fund - Standard Class
	2020		0.35%	0.75%	$13.30	$14.41	79,861	$1,094,602	1.01%	1.42%	1.27%
	2019		0.35%	0.75%	13.17	14.22	47,527	648,005	29.62%	30.14%	0.95%
	2018		0.35%	0.75%	10.26	10.93	41,829	444,568	-14.88%	-14.83%	0.92%
	2017		0.35%	0.40%	12.84	12.84	26,709	340,987	12.98%	12.98%	0.46%
	2016	1/19/16	0.40%	0.40%	11.37	11.37	22,294	253,400	27.63%	27.63%	0.56%
LVIP Western Asset Core Bond Fund - Service Class
	2020		0.00%	3.50%	10.66	12.06	32,920,950	377,085,529	4.99%	8.62%	2.37%
	2019		0.10%	3.50%	10.17	11.10	23,700,956	253,487,365	6.47%	10.10%	3.54%
	2018		0.10%	3.45%	9.55	10.09	11,674,621	115,067,385	-4.62%	-1.37%	4.67%
	2017	5/22/17	0.10%	3.45%	10.01	10.23	3,774,989	38,242,906	-0.77%	1.72%	2.93%
LVIP Western Asset Core Bond Fund - Standard Class
	2020		0.35%	2.05%	11.34	12.06	869,160	10,437,613	6.79%	8.62%	2.60%
	2019		0.35%	2.05%	10.67	11.10	659,514	7,297,019	8.46%	10.09%	3.61%
	2018		0.35%	1.85%	9.84	10.08	392,090	3,945,714	-2.85%	-1.38%	6.63%
	2017	6/5/17	0.35%	1.85%	10.13	10.23	60,907	622,101	0.26%	1.38%	2.61%
MFS® VIT Growth Series - Initial Class
	2020		0.35%	2.35%	23.57	68.35	163,417	6,464,207	28.80%	31.40%	0.00%
	2019		0.35%	2.35%	17.94	52.94	174,517	5,298,058	34.94%	37.67%	0.00%
	2018		0.35%	2.35%	13.03	39.13	180,990	4,152,319	0.29%	2.31%	0.09%
	2017		0.35%	2.35%	15.59	38.94	141,818	3,738,538	28.37%	30.86%	0.10%
	2016		0.40%	2.35%	21.90	30.29	147,407	3,180,899	0.06%	1.02%	0.04%
MFS® VIT Growth Series - Service Class
	2020		0.10%	3.50%	20.31	69.12	6,219,425	260,005,428	27.01%	31.40%	0.00%
	2019		0.10%	3.50%	17.15	53.36	6,052,691	197,377,758	33.11%	37.64%	0.00%
	2018		0.10%	3.45%	12.97	39.45	5,223,117	128,031,063	-0.86%	2.31%	0.00%
	2017		0.10%	3.25%	13.41	39.24	4,374,619	106,010,925	26.95%	30.69%	0.00%
	2016		0.30%	3.20%	10.42	30.49	4,182,290	79,213,282	-0.79%	1.87%	0.00%
MFS® VIT Total Return Series - Initial Class
	2020		0.35%	2.35%	13.86	29.59	228,799	5,934,363	7.26%	9.43%	2.25%
	2019		0.35%	2.35%	12.68	27.33	252,142	6,204,503	17.59%	19.96%	2.42%
	2018		0.35%	2.35%	10.59	23.02	262,263	5,456,637	-7.81%	-5.94%	2.14%
	2017		0.35%	2.35%	20.44	24.73	278,559	6,619,317	9.68%	10.74%	2.22%
	2016		1.40%	2.35%	18.64	22.33	342,775	7,575,360	6.56%	7.57%	2.59%
MFS® VIT Total Return Series - Service Class
	2020		0.10%	3.30%	12.33	25.79	5,967,271	117,534,549	5.96%	9.41%	2.11%
	2019		0.10%	3.30%	11.59	23.89	5,710,379	105,278,923	16.22%	20.00%	2.22%
	2018		0.10%	3.30%	9.94	20.17	4,835,040	76,373,883	-8.93%	-5.96%	2.05%
	2017		0.10%	3.30%	10.87	21.72	3,994,646	69,526,462	8.44%	11.69%	2.38%
	2016		0.30%	3.25%	15.36	15.36	1,895,002	30,235,182	8.00%	8.00%	2.60%
MFS® VIT Utilities Series - Initial Class
	2020		0.35%	2.35%	14.41	61.08	144,958	6,100,493	3.44%	5.53%	2.48%
	2019		0.35%	2.35%	13.84	58.93	155,341	6,530,409	22.16%	24.63%	3.71%
	2018		0.35%	2.35%	11.11	48.14	170,062	6,113,663	-1.29%	0.71%	1.10%
	2017		0.35%	2.35%	11.04	48.67	193,421	7,089,885	12.17%	14.37%	4.24%
	2016		0.40%	2.35%	9.65	43.31	219,048	7,254,702	8.88%	11.03%	3.56%
MFS® VIT Utilities Series - Service Class
	2020		0.10%	3.20%	13.85	61.66	5,198,996	174,749,677	2.29%	5.52%	2.22%
	2019		0.10%	3.20%	13.29	59.47	5,569,220	183,356,573	20.87%	24.68%	3.74%
	2018		0.10%	3.20%	11.03	48.54	6,203,610	168,257,391	-2.36%	0.71%	0.84%
	2017		0.10%	3.20%	10.97	49.05	7,073,394	194,445,127	10.89%	14.15%	4.04%
	2016		0.30%	3.20%	9.61	43.64	7,967,828	195,373,173	7.73%	10.90%	3.37%
MFS® VIT II Core Equity Portfolio - Service Class
	2020		1.30%	2.65%	28.82	45.48	89,087	3,321,776	15.29%	16.86%	0.50%
	2019		1.30%	2.65%	24.96	38.92	86,446	2,780,408	29.40%	31.16%	0.56%
	2018		1.30%	2.65%	19.26	29.67	88,117	2,157,718	-6.58%	-5.31%	0.43%
	2017		1.30%	2.65%	20.58	31.33	95,676	2,491,102	21.26%	22.90%	0.71%
	2016		1.30%	2.65%	16.95	25.50	103,555	2,204,695	8.17%	9.63%	0.44%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS® VIT II International Intrinsic Value Portfolio - Initial Class
	2020		0.35%	0.80%	$16.34	$18.50	87,893	$1,481,377	19.56%	20.10%	0.99%
	2019		0.35%	0.80%	13.85	15.41	80,829	1,136,756	24.94%	25.50%	1.83%
	2018		0.35%	0.80%	11.03	12.29	80,775	926,219	-10.21%	-9.81%	0.78%
	2017		0.35%	0.80%	13.63	13.63	81,405	1,034,662	26.64%	26.64%	1.33%
	2016		0.40%	0.40%	10.76	10.76	30,083	323,804	3.63%	3.63%	1.44%
MFS® VIT II International Intrinsic Value Portfolio - Service Class
	2020		0.10%	1.65%	13.17	18.32	2,137,742	35,857,353	18.24%	20.09%	0.78%
	2019		0.10%	1.65%	11.10	15.29	2,303,336	32,814,935	23.60%	25.53%	1.46%
	2018		0.10%	1.65%	11.34	12.22	2,469,865	28,800,326	-11.20%	-9.81%	0.93%
	2017		0.10%	1.65%	12.91	13.56	2,344,915	30,758,862	24.74%	26.44%	1.39%
	2016		0.30%	1.65%	10.35	10.72	1,663,316	17,422,808	2.14%	3.53%	1.14%
Morgan Stanley VIF Global Infrastructure Portfolio - Class I
	2020		0.35%	0.75%	12.43	13.63	33,131	422,932	-1.89%	-1.50%	1.58%
	2019		0.35%	0.75%	12.67	13.84	27,698	359,931	27.35%	27.85%	2.83%
	2018		0.35%	0.75%	9.95	10.83	28,069	285,477	-8.54%	-8.17%	2.99%
	2017		0.35%	0.75%	11.80	11.80	26,362	292,297	12.51%	12.51%	2.31%
	2016		0.40%	0.40%	10.49	10.49	7,195	75,482	14.81%	14.81%	1.99%
Morgan Stanley VIF Global Infrastructure Portfolio - Class II
	2020		0.10%	1.65%	11.48	13.48	729,430	9,008,126	-3.05%	-1.53%	1.40%
	2019		0.10%	1.65%	11.81	13.72	680,415	8,783,143	25.77%	27.74%	2.51%
	2018		0.10%	1.65%	10.11	10.76	632,681	6,497,211	-9.40%	-7.98%	2.81%
	2017		0.10%	1.65%	11.15	11.72	612,519	6,941,285	10.70%	12.21%	2.00%
	2016		0.30%	1.65%	10.08	10.44	580,374	5,916,784	13.09%	14.62%	1.92%
Morgan Stanley VIF Growth Portfolio - Class II
	2020		0.65%	2.55%	66.52	160.98	33,529	4,417,089	111.32%	115.36%	0.00%
	2019		0.65%	2.55%	31.48	74.75	46,818	2,843,239	28.16%	30.62%	0.00%
	2018		0.65%	2.55%	24.56	57.23	61,025	2,702,955	4.60%	6.60%	0.00%
	2017		0.65%	2.55%	23.48	53.68	56,773	2,392,408	39.23%	41.89%	0.00%
	2016		0.65%	2.55%	21.51	37.83	51,141	1,581,220	-4.06%	-2.56%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2020		1.15%	3.15%	15.62	33.06	605,890	17,961,082	-5.64%	-3.73%	1.20%
	2019		1.15%	3.15%	16.49	34.43	642,848	19,929,374	13.12%	15.41%	0.70%
	2018		1.15%	3.15%	14.52	29.91	722,528	19,634,196	-17.90%	-16.25%	0.64%
	2017		1.15%	3.15%	17.61	35.80	842,037	27,545,955	13.12%	15.40%	0.81%
	2016		1.15%	3.15%	15.51	31.10	994,823	28,198,288	12.57%	14.84%	0.59%
PIMCO VIT All Asset All Authority Portfolio - Advisor Class
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.41%
	2019		0.10%	1.65%	9.37	10.93	407,582	3,938,719	5.04%	6.68%	2.74%
	2018		0.10%	1.65%	8.92	10.25	377,006	3,441,497	-8.22%	-6.79%	3.39%
	2017		0.10%	1.65%	9.72	9.91	319,974	3,168,388	9.16%	9.76%	5.59%
	2016		0.30%	1.65%	8.94	9.03	190,951	1,712,857	11.86%	12.31%	2.97%
PIMCO VIT All Asset All Authority Portfolio - Institutional Class
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.45%
	2019		0.35%	0.80%	9.97	11.06	10,541	109,499	6.18%	6.66%	2.89%
	2018		0.35%	0.80%	9.39	9.56	11,830	113,632	-7.08%	-6.71%	3.39%
	2017		0.40%	0.80%	10.11	10.25	11,085	113,443	10.34%	10.78%	5.36%
	2016		0.40%	0.80%	9.16	9.25	10,628	98,215	12.88%	13.33%	3.20%
PIMCO VIT All Asset Portfolio - Advisor Class
	2020	6/1/20	0.10%	1.65%	9.71	11.51	412,384	4,165,896	16.06%	17.11%	2.45%
PIMCO VIT All Asset Portfolio - Institutional Class
	2020	6/1/20	0.35%	0.80%	10.45	11.64	18,881	211,573	16.81%	17.11%	3.42%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
	2020		0.30%	2.75%	6.13	8.27	1,364,471	10,306,257	-1.52%	0.93%	6.18%
	2019		0.30%	2.85%	6.08	8.22	1,314,396	9,916,637	8.33%	11.02%	4.31%
	2018		0.30%	2.75%	5.47	7.43	1,481,154	10,169,013	-16.53%	-14.46%	1.97%
	2017		0.30%	2.75%	6.40	8.72	1,540,717	12,482,715	-0.72%	1.74%	10.86%
	2016		0.30%	2.75%	7.18	8.60	1,603,051	12,900,874	11.76%	14.13%	0.93%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class
	2020		0.40%	0.40%	$6.19	$6.19	4,601	$28,481	1.09%	1.09%	3.75%
	2019		0.40%	0.40%	6.12	6.12	3,962	24,259	11.19%	11.19%	4.18%
	2018		0.40%	0.40%	5.51	5.51	3,879	21,362	-14.39%	-14.39%	2.12%
	2017		0.40%	0.40%	6.43	6.43	5,141	33,086	1.99%	1.99%	11.28%
	2016		0.40%	0.40%	6.31	6.31	4,810	30,337	14.76%	14.76%	1.15%
PIMCO VIT Dynamic Bond Portfolio - Advisor Class
	2020		0.30%	1.65%	10.81	11.82	378,414	4,195,628	2.99%	4.39%	2.70%
	2019		0.30%	1.65%	10.49	11.32	454,063	4,861,077	3.11%	4.52%	4.29%
	2018		0.30%	1.65%	10.17	10.83	436,615	4,523,447	-0.73%	0.62%	2.77%
	2017		0.30%	1.65%	10.25	10.77	375,455	3,900,628	3.19%	4.59%	1.62%
	2016		0.30%	1.65%	9.93	10.08	351,061	3,522,085	2.92%	3.49%	1.51%
PIMCO VIT Dynamic Bond Portfolio - Institutional Class
	2020		0.40%	0.80%	11.63	11.94	8,883	105,170	4.13%	4.55%	2.92%
	2019		0.40%	0.80%	11.42	11.42	8,809	99,823	4.67%	4.67%	4.80%
	2018		0.40%	0.40%	10.91	10.91	3,983	43,435	0.77%	0.77%	3.00%
	2017		0.40%	0.40%	10.82	10.82	3,798	41,114	4.75%	4.75%	1.87%
	2016		0.40%	0.40%	10.33	10.33	3,225	33,325	4.48%	4.48%	1.70%
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class
	2020		0.30%	1.65%	12.19	13.33	231,795	2,913,307	4.85%	6.28%	4.46%
	2019		0.30%	1.65%	11.63	12.54	304,804	3,641,296	12.78%	14.31%	4.32%
	2018		0.30%	1.65%	10.31	10.97	298,988	3,149,906	-6.38%	-5.13%	4.03%
	2017		0.30%	1.65%	11.01	11.57	321,804	3,604,773	7.99%	9.46%	4.97%
	2016		0.30%	1.65%	10.20	10.35	285,943	2,951,008	11.38%	11.99%	4.71%
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class
	2020		0.40%	0.40%	13.47	13.47	3,289	44,291	6.44%	6.44%	4.67%
	2019		0.40%	0.40%	12.65	12.65	5,979	75,649	14.48%	14.48%	4.57%
	2018		0.40%	0.40%	11.05	11.05	3,906	43,169	-4.99%	-4.99%	4.29%
	2017		0.40%	0.40%	11.63	11.63	2,762	32,120	9.62%	9.62%	5.24%
	2016		0.40%	0.40%	10.61	10.61	2,220	23,565	13.06%	13.06%	5.06%
Putnam VT Equity Income Fund - Class IA
	2020		0.35%	1.85%	11.82	12.06	158,125	1,899,470	4.11%	5.69%	1.64%
	2019	11/7/19	0.35%	1.85%	11.35	11.41	17,104	195,041	2.71%	3.05%	0.00%
Putnam VT Equity Income Fund - Class IB
	2020		0.00%	3.45%	11.64	30.03	1,945,489	24,008,442	2.98%	5.49%	1.15%
	2019		0.30%	2.70%	23.56	28.80	369,951	5,004,026	27.25%	28.59%	1.57%
	2018		1.40%	2.45%	18.42	22.41	54,959	1,087,043	-10.70%	-9.76%	0.67%
	2017	5/12/17	1.40%	2.45%	20.53	24.84	55,697	1,218,866	11.45%	12.20%	0.00%
Putnam VT George Putnam Balanced Fund - Class IA
	2020		0.35%	0.50%	16.21	16.31	36,975	601,241	15.03%	15.21%	1.23%
	2019	4/3/19	0.35%	0.50%	14.09	14.16	34,085	481,594	0.14%	11.77%	0.00%
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.99%
	2017	7/17/17	0.50%	0.50%	11.78	11.78	20,106	236,862	5.67%	5.67%	0.00%
Putnam VT George Putnam Balanced Fund - Class IB
	2020		0.10%	3.45%	13.23	16.30	5,873,936	88,904,612	11.41%	15.21%	1.05%
	2019		0.10%	3.50%	11.63	14.15	4,711,553	63,064,701	20.34%	23.88%	1.14%
	2018		0.10%	3.00%	10.75	11.37	2,303,515	25,463,065	-5.91%	-3.43%	0.56%
	2017	1/12/17	0.30%	2.90%	11.43	11.77	1,224,855	14,206,850	0.60%	11.84%	0.65%
Putnam VT Global Health Care Fund - Class IA
	2020		0.35%	0.75%	15.39	15.98	55,479	880,856	15.60%	16.07%	0.40%
	2019		0.35%	0.75%	13.27	13.77	26,927	368,267	29.61%	30.13%	0.23%
	2018		0.35%	0.75%	10.20	10.58	22,014	231,406	-0.69%	-0.64%	0.95%
	2017		0.35%	0.40%	10.27	10.27	12,688	132,917	15.14%	15.14%	0.20%
	2016		0.40%	0.40%	8.92	8.92	2,153	19,211	-11.50%	-11.50%	0.00%
Putnam VT Global Health Care Fund - Class IB
	2020		0.10%	2.65%	14.28	42.42	1,038,534	19,125,984	13.24%	16.16%	0.48%
	2019		0.10%	2.65%	12.40	36.96	1,036,526	18,342,329	26.89%	30.16%	0.00%
	2018		0.10%	2.65%	9.79	28.74	1,046,171	14,596,056	-3.00%	-0.69%	1.04%
	2017		0.10%	2.45%	9.97	29.29	1,009,021	13,542,660	12.79%	14.95%	0.51%
	2016		0.30%	2.20%	8.76	25.73	643,384	8,166,716	-13.28%	-11.62%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Putnam VT Growth & Income Fund - Class IB
	2017		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	2.06%
	2016		1.40%	2.45%	17.59	21.62	65,333	1,220,820	12.35%	13.42%	1.61%
Putnam VT Income Fund - Class IA
	2020		0.35%	0.75%	12.25	12.25	122,665	1,501,564	5.64%	5.64%	4.22%
	2019		0.35%	0.40%	11.60	11.60	22,579	261,910	11.85%	11.85%	7.90%
	2018	6/7/18	0.35%	0.35%	10.37	10.37	3,809	39,502	0.36%	0.36%	0.00%
Putnam VT Income Fund - Class IB
	2020		0.10%	1.65%	11.24	12.29	845,090	9,746,142	4.00%	5.62%	4.72%
	2019		0.10%	1.65%	10.80	11.63	803,470	8,872,619	10.06%	11.78%	2.89%
	2018		0.10%	1.65%	9.82	10.41	670,350	6,686,164	-1.44%	0.10%	2.87%
	2017		0.10%	1.65%	9.96	10.32	609,805	6,139,023	3.87%	5.28%	3.64%
	2016		0.30%	1.65%	9.59	9.81	417,684	4,034,433	0.33%	1.69%	3.38%
Putnam VT Multi-Asset Absolute Return Fund - Class IA
	2020		0.35%	0.35%	9.65	9.65	4,894	47,242	-7.50%	-7.50%	0.00%
	2019		0.35%	0.35%	10.43	10.43	5,534	57,749	5.56%	5.56%	0.00%
	2018		0.35%	0.35%	9.88	9.88	129	1,277	-7.82%	-7.82%	0.67%
	2017	7/24/17	0.35%	0.35%	10.72	10.72	129	1,385	3.01%	3.01%	0.00%
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.39%
Putnam VT Multi-Asset Absolute Return Fund - Class IB
	2020		0.10%	1.65%	8.93	9.69	274,855	2,533,438	-8.89%	-7.47%	0.00%
	2019		0.10%	1.65%	9.74	10.47	259,404	2,611,357	4.18%	5.81%	0.00%
	2018		0.10%	1.65%	9.41	9.90	293,939	2,827,027	-9.35%	-7.93%	0.37%
	2017		0.10%	1.65%	10.38	10.59	276,983	2,925,608	5.23%	5.81%	0.00%
	2016		0.30%	1.65%	9.87	10.01	218,153	2,177,917	-0.95%	-0.40%	3.21%
QS Variable Conservative Growth - Class I
	2020	1/15/20	0.70%	0.70%	13.06	13.06	184	2,401	9.50%	9.50%	0.48%
QS Variable Conservative Growth - Class II
	2020		0.30%	2.90%	11.85	13.20	966,336	12,184,374	7.60%	10.44%	2.07%
	2019		0.30%	3.00%	11.18	11.96	710,393	8,211,581	13.64%	16.59%	2.47%
	2018		0.30%	2.85%	9.87	10.26	403,054	4,053,245	-7.05%	-4.84%	4.14%
	2017	6/26/17	0.30%	2.65%	10.62	10.78	90,766	970,818	2.28%	5.70%	5.25%
Rational Trend Aggregation VA Fund
	2020		1.15%	2.20%	12.48	13.81	74,242	1,007,341	-1.00%	0.04%	0.65%
	2019		1.10%	2.20%	12.61	13.87	78,522	1,068,363	4.96%	6.12%	2.73%
	2018		1.10%	2.20%	12.01	13.07	83,726	1,075,379	-6.65%	-5.61%	3.86%
	2017		1.10%	2.20%	12.87	13.84	92,981	1,268,081	-3.73%	-2.68%	3.36%
	2016		1.10%	2.20%	13.37	14.22	98,442	1,382,651	4.64%	5.80%	4.43%
SEI VP Market Growth Strategy Fund - Class II
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.28%
	2019		0.75%	0.75%	12.23	12.23	178,135	2,178,824	17.96%	17.96%	3.02%
	2018	4/13/18	0.75%	0.75%	10.37	10.37	188,413	1,953,696	-7.82%	-7.82%	2.03%
SEI VP Market Growth Strategy Fund - Class III
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.51%
	2019		0.95%	1.65%	10.72	12.21	233,048	2,748,918	16.65%	17.47%	2.79%
	2018		0.95%	1.65%	10.15	10.41	241,896	2,442,821	-9.59%	-9.09%	1.96%
	2017		1.10%	1.65%	11.22	11.45	233,687	2,647,538	11.90%	12.52%	1.58%
	2016		1.10%	1.65%	10.03	10.17	174,241	1,759,951	5.68%	6.26%	3.15%
SEI VP Market Plus Strategy Fund - Class III
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.02%
	2019		0.10%	1.50%	12.60	13.15	82,844	1,070,083	19.88%	21.57%	1.77%
	2018		0.10%	1.50%	10.51	11.11	182,935	1,953,046	-11.62%	-10.55%	1.99%
	2017		0.30%	1.50%	11.89	12.42	170,795	2,054,693	16.59%	18.00%	1.42%
	2016		0.30%	1.50%	10.20	10.53	173,755	1,786,887	6.55%	7.83%	1.86%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Templeton Foreign VIP Fund - Class 1
	2020		0.35%	0.40%	$9.48	$11.38	10,126	$106,688	-1.31%	-1.26%	3.75%
	2019		0.35%	0.40%	9.60	11.53	7,165	76,212	12.39%	12.44%	1.93%
	2018		0.35%	0.40%	8.55	8.55	4,742	43,259	-15.61%	-15.61%	3.58%
	2017		0.40%	0.40%	10.13	10.13	2,938	29,745	16.55%	16.55%	3.01%
	2016		0.40%	0.40%	8.69	8.69	2,393	20,789	7.06%	7.06%	1.98%
Templeton Foreign VIP Fund - Class 4
	2020		0.00%	1.65%	8.52	11.22	411,329	3,733,118	-2.95%	-1.44%	3.21%
	2019		0.10%	1.65%	8.78	11.39	407,191	3,723,168	10.65%	12.38%	1.50%
	2018		0.10%	1.65%	7.94	10.13	386,695	3,167,816	-16.92%	-15.62%	2.42%
	2017		0.10%	1.65%	9.55	10.04	321,266	3,135,779	14.71%	16.27%	1.72%
	2016		0.30%	1.65%	8.33	8.63	306,726	2,583,212	5.34%	6.77%	1.50%
Templeton Global Bond VIP Fund - Class 1
	2020		0.35%	0.80%	9.53	10.41	319,932	3,270,158	-5.83%	-5.41%	6.89%
	2019		0.35%	0.80%	10.12	11.01	454,295	4,870,746	1.44%	1.90%	7.04%
	2018		0.35%	0.80%	9.97	10.80	402,771	4,227,873	1.41%	1.86%	0.00%
	2017		0.35%	0.80%	9.84	9.98	233,204	2,376,982	1.34%	1.75%	0.00%
	2016		0.40%	0.80%	9.70	9.81	157,097	1,539,327	2.38%	2.80%	0.00%
Templeton Global Bond VIP Fund - Class 2
	2020		0.60%	3.15%	8.56	17.60	15,791,136	252,286,918	-8.22%	-5.85%	8.19%
	2019		0.60%	3.15%	9.33	18.69	16,275,632	279,416,362	-1.15%	1.40%	7.11%
	2018		0.60%	3.15%	9.44	18.43	17,380,143	297,732,864	-1.22%	1.33%	0.00%
	2017		0.60%	3.15%	9.55	18.23	19,516,962	333,882,359	-1.24%	1.32%	0.00%
	2016		0.60%	3.15%	9.54	18.11	20,761,360	354,728,144	-0.25%	2.32%	0.00%
Templeton Global Bond VIP Fund - Class 4
	2020		0.00%	1.65%	8.80	10.27	2,765,446	25,360,725	-6.90%	-5.45%	8.12%
	2019		0.10%	1.65%	9.45	10.86	3,157,937	30,945,969	0.19%	1.75%	6.77%
	2018		0.10%	1.65%	9.43	10.67	2,967,184	28,763,421	0.23%	1.79%	0.00%
	2017		0.10%	1.65%	9.41	9.89	2,739,153	26,207,074	0.10%	1.46%	0.00%
	2016		0.30%	1.65%	9.40	9.74	1,888,622	17,954,067	1.19%	2.56%	0.00%
Templeton Growth VIP Fund - Class 2
	2020		1.10%	3.05%	11.28	23.51	1,086,711	20,960,108	2.62%	4.64%	2.99%
	2019		1.10%	3.05%	10.96	22.51	1,190,961	22,080,782	11.69%	13.89%	2.77%
	2018		1.10%	3.05%	9.78	19.80	1,333,167	21,850,180	-17.41%	-15.78%	1.98%
	2017		1.10%	3.05%	11.81	23.58	1,534,741	30,053,571	14.94%	17.20%	1.63%
	2016		1.10%	3.05%	11.67	20.27	1,761,584	29,587,438	6.49%	8.42%	1.88%
TOPS® Moderate Growth ETF Portfolio - Service Class Shares
	2020		0.50%	1.85%	11.79	12.06	1,002,414	11,829,790	8.45%	9.93%	1.57%
	2019	6/17/19	0.50%	1.85%	10.87	10.97	1,068,343	11,618,536	6.25%	7.87%	0.22%
VanEck VIP Global Hard Assets Fund - Class S Shares
	2020		0.10%	1.65%	6.02	10.00	775,269	5,421,681	16.88%	18.71%	0.75%
	2019		0.10%	1.65%	5.15	7.52	590,280	3,189,559	9.72%	11.22%	0.00%
	2018		0.30%	1.65%	4.69	5.00	522,002	2,509,607	-29.59%	-28.64%	0.00%
	2017		0.30%	1.65%	6.66	7.00	532,159	3,604,212	-3.58%	-2.27%	0.00%
	2016		0.30%	1.65%	6.91	7.16	433,003	3,035,987	41.07%	42.98%	0.26%
VanEck VIP Global Hard Assets Fund - Initial Class Shares
	2020		0.35%	0.75%	6.65	9.80	104,500	957,154	18.64%	18.70%	0.65%
	2019		0.35%	0.40%	5.60	8.26	52,792	335,098	11.42%	11.48%	0.00%
	2018		0.35%	0.40%	5.03	7.41	53,325	298,218	-28.56%	-28.53%	0.00%
	2017		0.35%	0.40%	7.04	7.04	49,305	383,603	-2.09%	-2.09%	0.00%
	2016		0.40%	0.40%	7.19	7.19	41,596	299,092	43.14%	43.14%	0.36%
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares
	2020		0.10%	1.65%	11.22	12.66	1,368,458	16,229,446	4.79%	6.43%	3.27%
	2019		0.10%	1.65%	10.68	11.92	1,410,783	15,896,953	8.66%	10.36%	3.87%
	2018		0.10%	1.65%	10.17	10.82	1,359,597	14,052,231	-4.26%	-2.76%	4.19%
	2017		0.10%	1.65%	10.62	11.15	1,255,777	13,511,991	4.98%	6.40%	4.53%
	2016		0.30%	1.65%	10.11	10.48	1,016,832	10,380,554	7.50%	8.96%	4.56%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares
	2020		0.35%	0.75%	$12.03	$12.79	29,835	$364,421	5.98%	6.40%	2.32%
	2019		0.35%	0.75%	11.35	12.03	71,890	827,527	10.06%	10.50%	4.41%
	2018		0.35%	0.75%	10.31	10.89	52,358	545,415	-3.24%	-2.85%	3.05%
	2017		0.35%	0.75%	11.22	11.22	111,639	1,213,760	6.57%	6.57%	6.18%
	2016		0.40%	0.40%	10.52	10.52	1,263	13,293	9.15%	9.15%	4.41%
Virtus Rampart Equity Trend Series - Class A Shares
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.04%
	2017		1.10%	1.65%	10.09	10.30	141,275	1,445,650	18.47%	19.12%	0.00%
	2016		1.10%	1.65%	8.52	8.64	138,067	1,188,526	-2.59%	-2.05%	0.00%
Virtus Rampart Equity Trend Series - Class I Shares
	2017	4/4/17	0.40%	0.40%	10.66	10.66	5	51	14.72%	14.72%	0.00%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2020:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class B	$7,078,745	$6,638,457
AB VPS International Value Portfolio - Class B	12	32
AB VPS Large Cap Growth Portfolio - Class B	1,430,056	1,347,416
AB VPS Small/Mid Cap Value Portfolio - Class A	459,844	431,520
AB VPS Small/Mid Cap Value Portfolio - Class B	34,214,935	27,890,235
ALPS/Alerian Energy Infrastructure Portfolio - Class I	490,761	111,584
ALPS/Alerian Energy Infrastructure Portfolio - Class III	8,312,933	1,732,725
ALPS/Red Rocks Global Opportunity Portfolio - Class I	128,283	56,905
ALPS/Red Rocks Global Opportunity Portfolio - Class III	3,662,096	4,419,120
American Century VP Balanced Fund - Class I	312,301	40,198

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Century VP Balanced Fund - Class II	$28,717,247	$9,822,581
American Century VP Inflation Protection Fund - Class II	299	2,210
American Century VP Large Company Value Fund - Class I	1,879,059	662,079
American Century VP Large Company Value Fund - Class II	11,921,934	4,112,066
American Funds Asset Allocation Fund - Class 1	1,398,310	537,300
American Funds Asset Allocation Fund - Class 1A	4,439,326	1,848,365
American Funds Asset Allocation Fund - Class 4	44,676,093	48,822,312
American Funds Blue Chip Income and Growth Fund - Class 1	311,754	445,816
American Funds Blue Chip Income and Growth Fund - Class 1A	3,980,748	2,320,857
American Funds Blue Chip Income and Growth Fund - Class 4	17,666,134	7,308,686
American Funds Bond Fund - Class 1	1,001,447	1,201,665
American Funds Bond Fund - Class 1A	3,484,536	1,343,065
American Funds Capital Income Builder® - Class 1	86,376	194,279
American Funds Capital Income Builder® - Class 1A	646,335	327,374
American Funds Capital Income Builder® - Class 4	7,016,800	9,706,322
American Funds Capital World Bond Fund - Class 1	306,570	518,961
American Funds Capital World Bond Fund - Class 1A	340,938	134,792
American Funds Global Balanced Fund - Class 1	91,054	29,274
American Funds Global Balanced Fund - Class 1A	149,951	168,647
American Funds Global Growth and Income Fund - Class 1	159,967	262,054
American Funds Global Growth and Income Fund - Class 1A	554,326	251,674
American Funds Global Growth Fund - Class 1	618,569	1,056,713
American Funds Global Growth Fund - Class 1A	4,482,483	2,192,108
American Funds Global Growth Fund - Class 2	13,616,135	52,039,540
American Funds Global Growth Fund - Class 4	21,399,271	17,626,273
American Funds Global Small Capitalization Fund - Class 1	293,026	411,116
American Funds Global Small Capitalization Fund - Class 1A	562,180	253,228
American Funds Global Small Capitalization Fund - Class 2	36,139,093	82,578,892
American Funds Global Small Capitalization Fund - Class 4	5,126,750	4,501,758
American Funds Growth Fund - Class 1	1,008,087	4,075,858
American Funds Growth Fund - Class 1A	6,583,868	5,371,221
American Funds Growth Fund - Class 2	43,997,361	326,476,537
American Funds Growth Fund - Class 4	60,370,441	39,913,459
American Funds Growth-Income Fund - Class 1	354,789	3,414,616
American Funds Growth-Income Fund - Class 1A	5,077,464	1,460,098
American Funds Growth-Income Fund - Class 2	80,940,752	221,451,677
American Funds Growth-Income Fund - Class 4	35,891,112	18,705,365
American Funds High-Income Bond Fund - Class 1	278,203	341,508
American Funds High-Income Bond Fund - Class 1A	486,086	208,213
American Funds International Fund - Class 1	504,894	3,215,428
American Funds International Fund - Class 1A	2,779,970	1,345,303
American Funds International Fund - Class 2	24,223,479	81,375,204
American Funds International Fund - Class 4	10,560,223	11,451,017
American Funds International Growth and Income Fund - Class 1	110,481	530,203
American Funds International Growth and Income Fund - Class 1A	717,730	118,701
American Funds Managed Risk Asset Allocation Fund - Class P1	3,478,767	621,465
American Funds Managed Risk Asset Allocation Fund - Class P2	17,214,293	10,923,903
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P1	1,006,221	241,504
American Funds Managed Risk Growth Fund - Class P1	2,768,956	805,468
American Funds Managed Risk Growth-Income Fund - Class P1	891,658	320,836
American Funds Managed Risk International Fund - Class P1	1,091,905	311,523
American Funds Mortgage Fund - Class 1	148,903	92,584
American Funds Mortgage Fund - Class 1A	913,747	262,428
American Funds Mortgage Fund - Class 4	12,632,828	11,050,538
American Funds New World Fund® - Class 1	290,282	1,240,752
American Funds New World Fund® - Class 1A	2,700,498	1,411,222
American Funds New World Fund® - Class 4	5,522,136	5,592,213
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	198,194	71,870
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1A	3,504,428	2,514,092
BlackRock Global Allocation V.I. Fund - Class I	1,512,596	583,172
BlackRock Global Allocation V.I. Fund - Class III	75,734,522	131,036,137

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
ClearBridge Variable Aggressive Growth Portfolio - Class I	$109,721	$83,750
ClearBridge Variable Aggressive Growth Portfolio - Class II	2,848,700	4,433,799
ClearBridge Variable Large Cap Growth Portfolio - Class I	1,901,526	1,399,152
ClearBridge Variable Large Cap Growth Portfolio - Class II	54,786,706	28,228,828
ClearBridge Variable Mid Cap Portfolio - Class I	787,913	565,012
ClearBridge Variable Mid Cap Portfolio - Class II	5,911,862	7,431,604
Columbia VP Commodity Strategy Fund - Class 1	148,142	78,420
Columbia VP Commodity Strategy Fund - Class 2	1,863,201	1,850,933
Columbia VP Emerging Markets Bond Fund - Class 1	286,784	200,843
Columbia VP Emerging Markets Bond Fund - Class 2	1,133,350	1,343,150
Columbia VP Strategic Income Fund - Class 1	888,493	452,434
Columbia VP Strategic Income Fund - Class 2	4,166,523	4,128,697
Delaware VIP® Diversified Income Series - Service Class	210,170,785	216,761,473
Delaware VIP® Diversified Income Series - Standard Class	4,777,169	2,867,991
Delaware VIP® Emerging Markets Series - Service Class	19,033,606	66,693,784
Delaware VIP® Emerging Markets Series - Standard Class	588,976	335,873
Delaware VIP® High Yield Series - Service Class	28,528,537	33,754,767
Delaware VIP® High Yield Series - Standard Class	149,482	294,261
Delaware VIP® International Series - Standard Class	68,689	75
Delaware VIP® International Value Equity Series - Standard Class	3,103	75,687
Delaware VIP® Limited-Term Diversified Income Series - Service Class	135,924,312	147,623,631
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	1,437,902	900,186
Delaware VIP® REIT Series - Service Class	19,886,120	15,441,846
Delaware VIP® REIT Series - Standard Class	881,048	500,390
Delaware VIP® Small Cap Value Series - Service Class	87,421,544	52,678,984
Delaware VIP® Small Cap Value Series - Standard Class	863,931	1,054,357
Delaware VIP® Smid Cap Core Series - Service Class	14,236,268	27,862,918
Delaware VIP® Smid Cap Core Series - Standard Class	735,252	1,513,860
Delaware VIP® U.S. Growth Series - Service Class	26,387,960	78,761,634
Delaware VIP® U.S. Growth Series - Standard Class	223,240	283,310
Delaware VIP® Value Series - Service Class	31,787,395	42,920,673
Delaware VIP® Value Series - Standard Class	2,398,757	1,710,764
DWS Alternative Asset Allocation VIP Portfolio - Class A	443,492	345,846
DWS Alternative Asset Allocation VIP Portfolio - Class B	3,253,038	6,526,709
DWS Equity 500 Index VIP Portfolio - Class A	926,812	1,008,748
DWS Small Cap Index VIP Portfolio - Class A	419,451	492,722
Eaton Vance VT Floating-Rate Income Fund - ADV Class	716,609	2,990,499
Eaton Vance VT Floating-Rate Income Fund - Initial Class	29,525,125	22,209,507
Fidelity® VIP Balanced Portfolio - Initial Class	1,401,138	87,683
Fidelity® VIP Balanced Portfolio - Service Class 2	100,621,191	8,829,165
Fidelity® VIP Contrafund® Portfolio - Initial Class	3,181,904	1,141,162
Fidelity® VIP Contrafund® Portfolio - Service Class 2	31,640,084	197,407,578
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	259,846	314,820
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	4,732,271	2,061,052
Fidelity® VIP Growth Portfolio - Initial Class	2,246,549	1,755,171
Fidelity® VIP Growth Portfolio - Service Class 2	58,620,990	55,361,923
Fidelity® VIP Mid Cap Portfolio - Initial Class	758,569	195,990
Fidelity® VIP Mid Cap Portfolio - Service Class 2	39,890,799	96,694,053
Fidelity® VIP Strategic Income Portfolio - Initial Class	2,211,145	1,098,071
Fidelity® VIP Strategic Income Portfolio - Service Class 2	5,482,073	4,987,736
First Trust Capital Strength Portfolio - Class I	15,485,990	1,493,872
First Trust Capital Strength Portfolio - Class II	567,348	37,513
First Trust Dorsey Wright Tactical Core Portfolio - Class I	1,895,539	2,547,703
First Trust Dorsey Wright Tactical Core Portfolio - Class II	19,257	30,257
First Trust International Developed Capital Strength Portfolio - Class I	580,693	64,238
First Trust International Developed Capital Strength Portfolio - Class II	73,055	14,635
First Trust Multi Income Allocation Portfolio - Class I	1,675,010	1,415,583
First Trust Multi Income Allocation Portfolio - Class II	27,193	58,451
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	38,341,350	25,769,998
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	495,497	334,758
Franklin Allocation VIP Fund - Class 4	7,382,200	1,198,472

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Franklin Income VIP Fund - Class 1	$202,352	$157,405
Franklin Income VIP Fund - Class 2	41,333,352	53,577,149
Franklin Income VIP Fund - Class 4	16,933,864	10,062,138
Franklin Mutual Shares VIP Fund - Class 1	128,100	26,112
Franklin Mutual Shares VIP Fund - Class 2	93,115,897	57,096,165
Franklin Mutual Shares VIP Fund - Class 4	9,435,928	3,864,118
Franklin Rising Dividends VIP Fund - Class 1	367,860	151,024
Franklin Rising Dividends VIP Fund - Class 4	6,422,037	5,535,243
Franklin Small Cap Value VIP Fund - Class 1	348,391	98,738
Franklin Small Cap Value VIP Fund - Class 4	3,035,247	2,201,841
Franklin Small-Mid Cap Growth VIP Fund - Class 1	664,483	233,665
Franklin Small-Mid Cap Growth VIP Fund - Class 4	5,769,271	3,422,004
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	253,874	421,832
Goldman Sachs VIT Government Money Market Fund - Service Shares	16,359,826	13,987,405
Goldman Sachs VIT Large Cap Value Fund - Service Shares	13,524,925	15,764,519
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	645,641	661,143
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	416,743	284,738
Guggenheim VT Long Short Equity	863,808	1,436,970
Guggenheim VT Multi-Hedge Strategies	3,820,582	2,671,930
Hartford Capital Appreciation HLS Fund - Class IA	6,854	301
Hartford Capital Appreciation HLS Fund - Class IC	4,426,143	3,979,292
Invesco Oppenheimer V.I. Global Fund - Series II Shares	739,725	2,291,944
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	413,534	45,134
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	2,329,954	3,891,707
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	1,237,072	288,198
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series II Shares	2,495,759	4,289,313
Invesco V.I. American Franchise Fund - Series I Shares	288,543	426,973
Invesco V.I. American Franchise Fund - Series II Shares	255,446	208,391
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	262,803	104,598
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	2,575,552	3,377,731
Invesco V.I. Comstock Fund - Series I Shares	163,704	70,833
Invesco V.I. Comstock Fund - Series II Shares	1,528,574	1,787,469
Invesco V.I. Core Equity Fund - Series I Shares	1,299,076	560,691
Invesco V.I. Core Equity Fund - Series II Shares	316,874	194,780
Invesco V.I. Diversified Dividend Fund - Series I Shares	124,211	228,111
Invesco V.I. Diversified Dividend Fund - Series II Shares	2,567,029	2,584,736
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	4,734,278	4,192,226
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	38,067,356	22,090,144
Invesco V.I. Equity and Income Fund - Series I Shares	2,940	2,459
Invesco V.I. Equity and Income Fund - Series II Shares	1,548,232	2,423,653
Invesco V.I. International Growth Fund - Series I Shares	938,350	539,409
Invesco V.I. International Growth Fund - Series II Shares	10,675,340	10,535,644
Ivy VIP Asset Strategy Portfolio - Class I	18,631	9,434
Ivy VIP Asset Strategy Portfolio - Class II	808,061	2,208,211
Ivy VIP Energy Portfolio - Class I	91,882	20,957
Ivy VIP Energy Portfolio - Class II	4,721,939	1,000,364
Ivy VIP High Income Portfolio - Class I	314,470	407,634
Ivy VIP High Income Portfolio - Class II	12,427,804	6,549,729
Ivy VIP Mid Cap Growth Portfolio - Class I	2,451,466	1,735,912
Ivy VIP Mid Cap Growth Portfolio - Class II	7,512,808	4,566,279
Ivy VIP Science and Technology Portfolio - Class I	1,556,377	314,224
Ivy VIP Science and Technology Portfolio - Class II	18,986,710	15,524,664
Ivy VIP Small Cap Growth Portfolio - Class I	129,613	9,499
Ivy VIP Small Cap Growth Portfolio - Class II	1,279,818	1,719,737
Janus Henderson Balanced Portfolio - Service Shares	1,309,205	3,101,115
Janus Henderson Enterprise Portfolio - Service Shares	738,560	1,026,140
Janus Henderson Global Research Portfolio - Service Shares	63,620	140,321
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	4,712,493	2,946,558
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	107,631,419	22,651,035
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	488,771	1,100,992
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	57,757	2,784

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	$672,697	$546,815
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	53,464	897
Lincoln iShares® Global Growth Allocation Fund - Standard Class	13,142	9,313
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	17,085	421,878
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	8,342,948	9,833,159
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	11,796,856	7,608,418
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	1,301,834	1,463,986
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	19,679,467	18,096,042
LVIP American Balanced Allocation Fund - Service Class	15,704,975	9,887,806
LVIP American Balanced Allocation Fund - Standard Class	3,020,126	668,516
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	80,042,923	54,519,084
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	3,757,619	2,977,361
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	21,338	18,408
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	5,754,517	7,040,743
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	15,972	38,981
LVIP American Global Growth Fund - Service Class II	35,178,103	44,508,332
LVIP American Global Small Capitalization Fund - Service Class II	8,423,502	15,450,406
LVIP American Growth Allocation Fund - Service Class	8,099,852	6,461,556
LVIP American Growth Allocation Fund - Standard Class	1,400,369	809,454
LVIP American Growth Fund - Service Class II	142,584,486	159,409,154
LVIP American Growth-Income Fund - Service Class II	164,420,664	40,101,299
LVIP American Income Allocation Fund - Standard Class	6,673	15,162
LVIP American International Fund - Service Class II	22,828,005	25,702,372
LVIP American Preservation Fund - Service Class	31,704,631	13,319,014
LVIP American Preservation Fund - Standard Class	534,324	116,505
LVIP Baron Growth Opportunities Fund - Service Class	24,833,981	49,680,310
LVIP Baron Growth Opportunities Fund - Standard Class	464,145	267,541
LVIP BlackRock Advantage Allocation Fund - Service Class	3,864,647	1,605,465
LVIP BlackRock Advantage Allocation Fund - Standard Class	477,797	18,265
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	137,465,760	87,213,232
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	155,935	150,925
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	22,693,459	81,657,910
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	2,428	95,017
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	41,378,830	39,377,986
LVIP BlackRock Global Real Estate Fund - Service Class	14,941,690	10,911,615
LVIP BlackRock Global Real Estate Fund - Standard Class	738,818	131,286
LVIP BlackRock Inflation Protected Bond Fund - Service Class	57,324,163	92,973,448
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	3,517,316	1,515,187
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	88,932,733	26,361,946
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	132,588,743	65,246,201
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	78,908	467,103
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	33,204,719	79,482,927
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	35,098	25,258
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class	30,209,330	56,026,343
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	36,474	37,985
LVIP Delaware Bond Fund - Service Class	630,685,515	393,154,943
LVIP Delaware Bond Fund - Standard Class	6,833,520	7,977,929
LVIP Delaware Diversified Floating Rate Fund - Service Class	44,213,537	111,436,317
LVIP Delaware Diversified Floating Rate Fund - Standard Class	1,148,980	1,027,867
LVIP Delaware Mid Cap Value Fund - Service Class	22,134,985	14,068,004
LVIP Delaware Social Awareness Fund - Service Class	7,893,537	10,362,208
LVIP Delaware Social Awareness Fund - Standard Class	540,160	799,094
LVIP Delaware Wealth Builder Fund - Service Class	4,139,603	3,701,811
LVIP Delaware Wealth Builder Fund - Standard Class	163,083	929,649
LVIP Dimensional International Core Equity Fund - Service Class	16,192,448	8,088,359
LVIP Dimensional International Core Equity Fund - Standard Class	6,480,959	2,770,654
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	104,993,215	51,332,678
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	1,245,045	950,977
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	35,524,568	23,259,777
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	6,946,627	2,852,876
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	18,814,759	12,360,533

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	$4,234,475	$3,675,195
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	31,925,747	107,841,041
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	628,320	862,714
LVIP Dimensional/Vanguard Total Bond Fund - Service Class	139,177,026	75,823,394
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	14,778,818	5,850,601
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	51,217,526	46,345,560
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	4,852	16,330
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	29,552,810	92,486,353
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	58,494	52,850
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	4,102,787	2,297,166
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	22,911	77,781
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	57,586,373	8,637,240
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	674,582	145,437
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	52,718,492	118,647,137
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	948,443	6,671
LVIP Global Growth Allocation Managed Risk Fund - Service Class	191,984,224	873,800,830
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,679,947	1,336,762
LVIP Global Income Fund - Service Class	43,572,235	84,766,910
LVIP Global Income Fund - Standard Class	444,762	79,027
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	190,466,145	597,793,065
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	707,953	610,747
LVIP Government Money Market Fund - Service Class	474,036,325	304,928,928
LVIP Government Money Market Fund - Standard Class	50,026,855	34,814,215
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	36,368,226	52,229,112
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	9,889	8,053
LVIP JPMorgan High Yield Fund - Service Class	63,623,885	58,163,301
LVIP JPMorgan High Yield Fund - Standard Class	1,309,118	886,552
LVIP JPMorgan Retirement Income Fund - Service Class	3,763,651	2,289,465
LVIP JPMorgan Retirement Income Fund - Standard Class	374,710	14,465
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	42,646,647	63,304,771
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	142,264	184,935
LVIP Loomis Sayles Global Growth Fund - Service Class	2,279,169	577,433
LVIP Loomis Sayles Global Growth Fund - Standard Class	91,965	50,245
LVIP MFS International Equity Managed Volatility Fund - Service Class	80,443,949	40,606,629
LVIP MFS International Growth Fund - Service Class	20,487,143	21,624,192
LVIP MFS International Growth Fund - Standard Class	1,359,099	618,497
LVIP MFS Value Fund - Service Class	74,055,994	69,705,909
LVIP MFS Value Fund - Standard Class	1,678,930	394,554
LVIP Mondrian International Value Fund - Service Class	39,308,234	23,377,140
LVIP Mondrian International Value Fund - Standard Class	1,176,326	1,007,807
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	14,257,303	7,129,203
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	4,535	212
LVIP PIMCO Low Duration Bond Fund - Service Class	199,253,656	65,228,300
LVIP PIMCO Low Duration Bond Fund - Standard Class	8,645,241	4,219,159
LVIP SSGA Bond Index Fund - Service Class	142,288,037	113,889,379
LVIP SSGA Bond Index Fund - Standard Class	7,635,627	2,326,355
LVIP SSGA Conservative Index Allocation Fund - Service Class	22,782,366	15,684,603
LVIP SSGA Conservative Index Allocation Fund - Standard Class	3,276,438	350,756
LVIP SSGA Conservative Structured Allocation Fund - Service Class	13,281,170	21,894,346
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	315,829	163,437
LVIP SSGA Developed International 150 Fund - Service Class	16,199,949	16,291,293
LVIP SSGA Developed International 150 Fund - Standard Class	266,928	283,274
LVIP SSGA Emerging Markets 100 Fund - Service Class	14,772,990	17,227,904
LVIP SSGA Emerging Markets 100 Fund - Standard Class	787,781	812,256
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	4,818,579	1,396,458
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	611,662	343,857
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	38,846,377	87,383,750
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	383,310	30,496
LVIP SSGA International Index Fund - Service Class	19,939,952	30,802,424
LVIP SSGA International Index Fund - Standard Class	3,260,638	967,905
LVIP SSGA International Managed Volatility Fund - Service Class	33,718,327	35,265,762

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP SSGA International Managed Volatility Fund - Standard Class	$37,617	$93,314
LVIP SSGA Large Cap 100 Fund - Service Class	42,076,347	51,011,654
LVIP SSGA Large Cap 100 Fund - Standard Class	1,571,918	976,393
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	67,449,237	55,509,105
LVIP SSGA Mid-Cap Index Fund - Service Class	24,500,525	10,924,983
LVIP SSGA Mid-Cap Index Fund - Standard Class	2,731,089	1,440,031
LVIP SSGA Moderate Index Allocation Fund - Service Class	22,705,425	29,402,361
LVIP SSGA Moderate Index Allocation Fund - Standard Class	2,597,735	97,962
LVIP SSGA Moderate Structured Allocation Fund - Service Class	34,734,308	71,091,929
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	411,272	64,636
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	21,355,657	29,840,767
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	484,322	41,485
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	23,163,101	56,691,714
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	353,893	269,821
LVIP SSGA S&P 500 Index Fund - Service Class	140,365,752	137,396,541
LVIP SSGA S&P 500 Index Fund - Standard Class	15,728,074	8,748,333
LVIP SSGA Short-Term Bond Index Fund - Service Class	131,788,198	79,970,562
LVIP SSGA Short-Term Bond Index Fund - Standard Class	5,611,097	2,410,472
LVIP SSGA Small-Cap Index Fund - Service Class	53,753,406	57,044,741
LVIP SSGA Small-Cap Index Fund - Standard Class	4,966,299	4,392,121
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	32,079,531	30,902,737
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	2,223,413	1,281,276
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	65,472,912	73,827,267
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	20,446	29,790
LVIP T. Rowe Price 2010 Fund - Service Class	489,102	1,177,977
LVIP T. Rowe Price 2020 Fund - Service Class	914,048	1,195,739
LVIP T. Rowe Price 2030 Fund - Service Class	468,396	983,887
LVIP T. Rowe Price 2040 Fund - Service Class	621,479	914,289
LVIP T. Rowe Price Growth Stock Fund - Service Class	29,740,077	71,801,047
LVIP T. Rowe Price Growth Stock Fund - Standard Class	1,199,006	716,988
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	47,278,044	40,364,780
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	1,947,759	1,184,879
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	50,975,387	8,807,091
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	742,031	45,123
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	186,838,199	46,456,322
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	665,964	144,278
LVIP Vanguard Domestic Equity ETF Fund - Service Class	34,432,485	38,072,441
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	7,161,049	2,261,834
LVIP Vanguard International Equity ETF Fund - Service Class	24,076,972	19,327,552
LVIP Vanguard International Equity ETF Fund - Standard Class	4,590,465	2,037,082
LVIP Wellington Capital Growth Fund - Service Class	75,017,196	92,714,858
LVIP Wellington Capital Growth Fund - Standard Class	4,306,685	1,116,746
LVIP Wellington Mid-Cap Value Fund - Service Class	24,938,663	14,369,002
LVIP Wellington Mid-Cap Value Fund - Standard Class	701,854	239,346
LVIP Western Asset Core Bond Fund - Service Class	128,919,269	22,418,464
LVIP Western Asset Core Bond Fund - Standard Class	4,043,844	1,392,566
MFS® VIT Growth Series - Initial Class	787,920	884,530
MFS® VIT Growth Series - Service Class	41,017,308	25,380,662
MFS® VIT Total Return Series - Initial Class	402,804	903,541
MFS® VIT Total Return Series - Service Class	15,273,062	8,200,379
MFS® VIT Utilities Series - Initial Class	633,665	1,057,415
MFS® VIT Utilities Series - Service Class	16,994,982	26,593,506
MFS® VIT II Core Equity Portfolio - Service Class	479,262	284,454
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	686,197	544,813
MFS® VIT II International Intrinsic Value Portfolio - Service Class	4,229,161	6,164,402
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	107,507	33,683
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	2,506,657	1,928,065
Morgan Stanley VIF Growth Portfolio - Class II	1,980,583	2,810,373
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,658,582	2,829,333
PIMCO VIT All Asset All Authority Portfolio - Advisor Class	311,942	3,788,563
PIMCO VIT All Asset All Authority Portfolio - Institutional Class	1,455	98,225

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
PIMCO VIT All Asset Portfolio - Advisor Class	$3,970,804	$315,195
PIMCO VIT All Asset Portfolio - Institutional Class	203,812	4,713
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	2,561,418	1,880,258
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	88,375	81,497
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	697,378	1,428,311
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	13,517	9,945
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	873,180	1,540,716
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	143,670	174,225
Putnam VT Equity Income Fund - Class IA	2,037,363	535,283
Putnam VT Equity Income Fund - Class IB	19,055,544	2,049,716
Putnam VT George Putnam Balanced Fund - Class IA	228,675	174,063
Putnam VT George Putnam Balanced Fund - Class IB	27,865,341	9,484,162
Putnam VT Global Health Care Fund - Class IA	715,104	283,464
Putnam VT Global Health Care Fund - Class IB	7,571,324	7,631,882
Putnam VT Income Fund - Class IA	1,326,820	88,984
Putnam VT Income Fund - Class IB	3,743,596	2,848,506
Putnam VT Multi-Asset Absolute Return Fund - Class IA	2,753	9,273
Putnam VT Multi-Asset Absolute Return Fund - Class IB	689,091	580,999
QS Variable Conservative Growth - Class I	184,851	175,658
QS Variable Conservative Growth - Class II	4,612,565	1,482,450
Rational Trend Aggregation VA Fund	73,831	142,991
SEI VP Market Growth Strategy Fund - Class II	41,316	2,171,268
SEI VP Market Growth Strategy Fund - Class III	42,908	2,375,094
SEI VP Market Plus Strategy Fund - Class III	32,388	884,607
Templeton Foreign VIP Fund - Class 1	36,770	7,377
Templeton Foreign VIP Fund - Class 4	953,395	802,757
Templeton Global Bond VIP Fund - Class 1	1,053,044	2,171,718
Templeton Global Bond VIP Fund - Class 2	38,985,706	31,057,062
Templeton Global Bond VIP Fund - Class 4	6,664,939	8,363,242
Templeton Growth VIP Fund - Class 2	2,428,659	3,944,278
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	134,644	824,280
VanEck VIP Global Hard Assets Fund - Class S Shares	3,179,238	1,633,131
VanEck VIP Global Hard Assets Fund - Initial Class Shares	1,115,466	684,317
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	3,308,569	3,382,090
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	70,483	526,192

5. Investments

The following is a summary of investments owned at December 31, 2020:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class B	957,432	$40.54	$38,814,294	$25,632,728
AB VPS International Value Portfolio - Class B	71	14.34	1,018	1,055
AB VPS Large Cap Growth Portfolio - Class B	164,394	71.51	11,755,837	7,865,420
AB VPS Small/Mid Cap Value Portfolio - Class A	53,821	17.39	935,945	947,276
AB VPS Small/Mid Cap Value Portfolio - Class B	12,123,222	17.19	208,398,187	207,360,063
ALPS/Alerian Energy Infrastructure Portfolio - Class I	111,805	6.52	728,968	834,815
ALPS/Alerian Energy Infrastructure Portfolio - Class III	1,502,245	6.53	9,809,663	11,081,705
ALPS/Red Rocks Global Opportunity Portfolio - Class I	16,198	13.92	225,476	210,031
ALPS/Red Rocks Global Opportunity Portfolio - Class III	948,118	14.65	13,889,927	12,029,499
American Century VP Balanced Fund - Class I	68,880	8.73	601,320	536,042
American Century VP Balanced Fund - Class II	14,508,499	8.73	126,659,194	110,135,594
American Century VP Inflation Protection Fund - Class II	2,035	11.09	22,568	21,155
American Century VP Large Company Value Fund - Class I	272,292	16.24	4,422,020	3,986,435
American Century VP Large Company Value Fund - Class II	2,718,848	16.52	44,915,364	40,797,464
American Funds Asset Allocation Fund - Class 1	872,547	26.50	23,122,488	19,289,925
American Funds Asset Allocation Fund - Class 1A	548,268	26.42	14,485,246	12,850,987
American Funds Asset Allocation Fund - Class 4	8,127,419	26.06	211,800,551	184,059,340
American Funds Blue Chip Income and Growth Fund - Class 1	284,027	14.35	4,075,784	3,783,570

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds Blue Chip Income and Growth Fund - Class 1A	745,933	$14.28	$10,651,917	$9,711,380
American Funds Blue Chip Income and Growth Fund - Class 4	4,381,040	14.06	61,597,418	56,675,837
American Funds Bond Fund - Class 1	604,465	11.89	7,187,090	6,672,742
American Funds Bond Fund - Class 1A	668,734	11.84	7,917,809	7,450,838
American Funds Capital Income Builder® - Class 1	93,064	10.87	1,011,610	913,948
American Funds Capital Income Builder® - Class 1A	562,985	10.86	6,114,017	5,687,030
American Funds Capital Income Builder® - Class 4	4,215,543	10.85	45,738,644	41,943,235
American Funds Capital World Bond Fund - Class 1	232,728	12.94	3,011,504	2,757,681
American Funds Capital World Bond Fund - Class 1A	53,490	12.91	690,555	643,330
American Funds Global Balanced Fund - Class 1	57,463	14.19	815,403	683,427
American Funds Global Balanced Fund - Class 1A	166,560	14.16	2,358,492	2,150,284
American Funds Global Growth and Income Fund - Class 1	92,194	16.67	1,536,873	1,254,010
American Funds Global Growth and Income Fund - Class 1A	142,934	16.62	2,375,561	2,102,161
American Funds Global Growth Fund - Class 1	61,176	41.16	2,517,988	1,867,210
American Funds Global Growth Fund - Class 1A	254,273	41.02	10,430,259	8,234,683
American Funds Global Growth Fund - Class 2	8,073,852	40.72	328,767,271	207,287,110
American Funds Global Growth Fund - Class 4	2,209,009	40.45	89,354,404	66,294,762
American Funds Global Small Capitalization Fund - Class 1	48,814	32.64	1,593,283	1,165,071
American Funds Global Small Capitalization Fund - Class 1A	32,836	32.49	1,066,841	852,605
American Funds Global Small Capitalization Fund - Class 2	12,698,793	31.56	400,773,897	267,785,604
American Funds Global Small Capitalization Fund - Class 4	773,692	31.67	24,502,816	18,845,334
American Funds Growth Fund - Class 1	80,150	120.21	9,634,841	6,130,005
American Funds Growth Fund - Class 1A	232,553	119.59	27,810,972	18,992,786
American Funds Growth Fund - Class 2	14,543,140	119.17	1,733,105,964	944,709,219
American Funds Growth Fund - Class 4	2,532,850	117.24	296,951,326	199,562,379
American Funds Growth-Income Fund - Class 1	62,741	55.38	3,474,571	3,018,782
American Funds Growth-Income Fund - Class 1A	287,708	55.16	15,869,990	14,259,382
American Funds Growth-Income Fund - Class 2	33,663,301	54.66	1,840,036,011	1,403,263,478
American Funds Growth-Income Fund - Class 4	3,148,137	53.99	169,967,904	150,129,291
American Funds High-Income Bond Fund - Class 1	175,463	9.80	1,719,537	1,808,074
American Funds High-Income Bond Fund - Class 1A	102,026	9.78	997,819	1,003,924
American Funds International Fund - Class 1	153,793	23.64	3,635,678	2,984,309
American Funds International Fund - Class 1A	418,181	23.55	9,848,169	8,302,646
American Funds International Fund - Class 2	26,574,572	23.54	625,565,430	486,519,808
American Funds International Fund - Class 4	2,383,702	23.25	55,421,067	46,476,603
American Funds International Growth and Income Fund - Class 1	69,524	19.01	1,321,659	1,161,766
American Funds International Growth and Income Fund - Class 1A	74,010	18.97	1,403,975	1,144,410
American Funds Managed Risk Asset Allocation Fund - Class P1	384,144	13.84	5,316,558	4,912,042
American Funds Managed Risk Asset Allocation Fund - Class P2	11,425,231	13.45	153,669,364	142,603,459
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P1	123,269	11.24	1,385,543	1,405,779
American Funds Managed Risk Growth Fund - Class P1	279,591	17.25	4,822,948	3,809,942
American Funds Managed Risk Growth-Income Fund - Class P1	70,610	14.01	989,240	928,600
American Funds Managed Risk International Fund - Class P1	126,864	11.07	1,404,385	1,303,407
American Funds Mortgage Fund - Class 1	56,019	11.11	622,370	597,409
American Funds Mortgage Fund - Class 1A	104,737	11.08	1,160,488	1,140,460
American Funds Mortgage Fund - Class 4	606,101	10.97	6,648,927	6,527,775
American Funds New World Fund® - Class 1	125,460	31.59	3,963,286	2,804,876
American Funds New World Fund® - Class 1A	187,741	31.43	5,900,684	4,673,454
American Funds New World Fund® - Class 4	1,456,682	31.04	45,215,404	33,264,727
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	23,113	13.04	301,397	298,468
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1A	275,715	13.00	3,584,298	3,506,014
BlackRock Global Allocation V.I. Fund - Class I	288,684	19.49	5,626,458	4,973,101
BlackRock Global Allocation V.I. Fund - Class III	65,371,063	16.29	1,064,894,620	933,711,159
ClearBridge Variable Aggressive Growth Portfolio - Class I	13,193	30.04	396,304	372,401
ClearBridge Variable Aggressive Growth Portfolio - Class II	778,849	29.49	22,968,264	21,538,089
ClearBridge Variable Large Cap Growth Portfolio - Class I	92,211	37.72	3,478,216	2,722,913
ClearBridge Variable Large Cap Growth Portfolio - Class II	5,774,541	37.48	216,429,808	166,430,308
ClearBridge Variable Mid Cap Portfolio - Class I	51,897	25.62	1,329,604	1,064,555
ClearBridge Variable Mid Cap Portfolio - Class II	2,113,874	25.48	53,861,508	41,735,499
Columbia VP Commodity Strategy Fund - Class 1	58,255	4.33	252,246	296,639
Columbia VP Commodity Strategy Fund - Class 2	137,048	4.28	586,564	688,697

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Columbia VP Emerging Markets Bond Fund - Class 1	47,599	$9.97	$474,561	$452,015
Columbia VP Emerging Markets Bond Fund - Class 2	276,595	9.96	2,754,884	2,656,224
Columbia VP Strategic Income Fund - Class 1	370,781	4.40	1,631,438	1,571,609
Columbia VP Strategic Income Fund - Class 2	2,627,662	4.36	11,456,604	10,893,589
Delaware VIP® Diversified Income Series - Service Class	188,469,793	11.47	2,161,748,531	1,987,017,579
Delaware VIP® Diversified Income Series - Standard Class	1,515,837	11.56	17,523,075	15,914,088
Delaware VIP® Emerging Markets Series - Service Class	11,003,825	29.31	322,522,115	222,387,151
Delaware VIP® Emerging Markets Series - Standard Class	40,008	29.42	1,177,042	923,038
Delaware VIP® High Yield Series - Service Class	19,758,036	5.08	100,370,821	100,961,025
Delaware VIP® High Yield Series - Standard Class	414,830	5.10	2,115,634	2,095,491
Delaware VIP® International Series - Standard Class	3,646	19.16	69,855	68,615
Delaware VIP® Limited-Term Diversified Income Series - Service Class	117,465,165	10.00	1,174,651,648	1,159,100,004
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	332,137	10.06	3,341,303	3,275,153
Delaware VIP® REIT Series - Service Class	10,590,744	12.08	127,936,193	137,203,113
Delaware VIP® REIT Series - Standard Class	295,017	12.09	3,566,752	3,770,900
Delaware VIP® Small Cap Value Series - Service Class	13,435,689	33.98	456,544,703	432,363,165
Delaware VIP® Small Cap Value Series - Standard Class	211,794	34.16	7,234,899	7,543,991
Delaware VIP® Smid Cap Core Series - Service Class	7,817,698	22.75	177,852,620	173,974,216
Delaware VIP® Smid Cap Core Series - Standard Class	254,824	24.74	6,304,349	5,691,321
Delaware VIP® U.S. Growth Series - Service Class	27,618,052	13.08	361,244,123	261,406,766
Delaware VIP® U.S. Growth Series - Standard Class	11,888	13.77	163,704	126,576
Delaware VIP® Value Series - Service Class	10,568,588	28.70	303,318,474	275,876,103
Delaware VIP® Value Series - Standard Class	275,908	28.81	7,948,921	7,602,858
DWS Alternative Asset Allocation VIP Portfolio - Class A	128,835	13.70	1,765,033	1,674,414
DWS Alternative Asset Allocation VIP Portfolio - Class B	3,210,680	13.68	43,922,109	42,476,197
DWS Equity 500 Index VIP Portfolio - Class A	275,209	24.97	6,871,980	4,776,928
DWS Small Cap Index VIP Portfolio - Class A	174,884	17.39	3,041,237	2,364,038
Eaton Vance VT Floating-Rate Income Fund - ADV Class	192,330	9.04	1,738,666	1,753,428
Eaton Vance VT Floating-Rate Income Fund - Initial Class	3,809,933	9.03	34,403,696	33,815,477
Fidelity® VIP Balanced Portfolio - Initial Class	77,909	23.29	1,814,503	1,652,039
Fidelity® VIP Balanced Portfolio - Service Class 2	6,631,786	22.64	150,143,640	127,831,252
Fidelity® VIP Contrafund® Portfolio - Initial Class	160,163	48.17	7,715,029	5,810,443
Fidelity® VIP Contrafund® Portfolio - Service Class 2	30,091,800	46.73	1,406,189,791	907,868,173
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	59,470	13.56	806,416	741,147
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	1,929,332	13.51	26,065,280	23,595,131
Fidelity® VIP Growth Portfolio - Initial Class	86,470	103.00	8,906,376	6,248,993
Fidelity® VIP Growth Portfolio - Service Class 2	3,287,343	100.58	330,640,979	216,910,118
Fidelity® VIP Mid Cap Portfolio - Initial Class	82,300	38.72	3,186,666	2,731,309
Fidelity® VIP Mid Cap Portfolio - Service Class 2	16,752,114	37.29	624,686,326	513,291,455
Fidelity® VIP Strategic Income Portfolio - Initial Class	256,703	11.81	3,031,663	2,967,035
Fidelity® VIP Strategic Income Portfolio - Service Class 2	2,014,889	11.68	23,533,905	22,855,651
First Trust Capital Strength Portfolio - Class I	1,213,165	12.06	14,630,774	14,101,002
First Trust Capital Strength Portfolio - Class II	47,007	12.06	566,907	530,860
First Trust Dorsey Wright Tactical Core Portfolio - Class I	748,741	13.68	10,242,778	8,558,394
First Trust Dorsey Wright Tactical Core Portfolio - Class II	2,210	13.63	30,116	26,160
First Trust International Developed Capital Strength Portfolio - Class I	41,172	12.68	522,061	516,731
First Trust International Developed Capital Strength Portfolio - Class II	4,839	12.69	61,412	58,754
First Trust Multi Income Allocation Portfolio - Class I	649,691	11.44	7,432,467	6,952,689
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	13,340,526	15.07	201,041,734	182,489,328
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	100,007	15.11	1,511,108	1,435,538
Franklin Allocation VIP Fund - Class 4	2,372,530	5.62	13,333,617	14,726,640
Franklin Income VIP Fund - Class 1	22,833	15.65	357,333	342,385
Franklin Income VIP Fund - Class 2	29,696,955	15.04	446,642,199	444,100,874
Franklin Income VIP Fund - Class 4	6,934,920	15.45	107,144,516	108,426,912
Franklin Mutual Shares VIP Fund - Class 1	43,529	16.93	736,952	849,167
Franklin Mutual Shares VIP Fund - Class 2	37,360,960	16.59	619,818,323	636,371,302
Franklin Mutual Shares VIP Fund - Class 4	2,248,937	16.75	37,669,699	41,271,477
Franklin Rising Dividends VIP Fund - Class 1	40,343	30.17	1,217,135	1,069,711
Franklin Rising Dividends VIP Fund - Class 4	1,257,540	29.22	36,745,313	32,480,739
Franklin Small Cap Value VIP Fund - Class 1	55,961	15.20	850,613	877,096
Franklin Small Cap Value VIP Fund - Class 4	671,990	14.99	10,073,132	10,136,077

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Franklin Small-Mid Cap Growth VIP Fund - Class 1	57,020	$26.99	$1,538,967	$1,179,031
Franklin Small-Mid Cap Growth VIP Fund - Class 4	561,894	24.26	13,631,540	10,644,098
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	318,585	1.00	318,585	318,585
Goldman Sachs VIT Government Money Market Fund - Service Shares	26,767,743	1.00	26,767,743	26,767,744
Goldman Sachs VIT Large Cap Value Fund - Service Shares	15,329,146	9.27	142,101,185	144,394,246
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	256,633	9.42	2,417,479	2,375,701
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	94,601	9.46	894,929	857,243
Guggenheim VT Long Short Equity	254,912	14.40	3,670,727	3,758,495
Guggenheim VT Multi-Hedge Strategies	245,962	25.61	6,299,090	6,069,250
Hartford Capital Appreciation HLS Fund - Class IA	1,796	51.85	93,109	89,116
Hartford Capital Appreciation HLS Fund - Class IC	317,549	51.08	16,220,407	14,532,022
Invesco Oppenheimer V.I. Global Fund - Series II Shares	171,301	51.36	8,798,039	6,050,881
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	463,939	2.91	1,350,062	1,118,919
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	5,758,618	3.04	17,506,199	13,979,361
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	69,340	27.42	1,901,289	1,543,252
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series II Shares	679,423	26.91	18,283,281	15,137,567
Invesco V.I. American Franchise Fund - Series I Shares	36,205	89.10	3,225,824	1,841,172
Invesco V.I. American Franchise Fund - Series II Shares	26,796	84.31	2,259,135	1,399,926
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	143,348	10.48	1,502,282	1,503,174
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	1,204,062	10.29	12,389,796	12,766,574
Invesco V.I. Comstock Fund - Series I Shares	22,891	16.13	369,225	377,483
Invesco V.I. Comstock Fund - Series II Shares	463,026	16.07	7,440,826	8,044,517
Invesco V.I. Core Equity Fund - Series I Shares	189,338	30.43	5,761,569	5,519,959
Invesco V.I. Core Equity Fund - Series II Shares	43,665	30.28	1,322,183	1,253,911
Invesco V.I. Diversified Dividend Fund - Series I Shares	24,120	25.72	620,376	624,233
Invesco V.I. Diversified Dividend Fund - Series II Shares	703,476	25.52	17,952,700	17,620,031
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	233,522	24.24	5,660,570	4,962,295
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	10,069,741	23.45	236,135,426	193,373,552
Invesco V.I. Equity and Income Fund - Series I Shares	2,653	17.93	47,570	47,534
Invesco V.I. Equity and Income Fund - Series II Shares	638,444	17.82	11,377,077	11,148,131
Invesco V.I. International Growth Fund - Series I Shares	64,856	42.52	2,757,658	2,343,841
Invesco V.I. International Growth Fund - Series II Shares	1,959,731	41.88	82,073,552	70,718,771
Ivy VIP Asset Strategy Portfolio - Class I	1,900	10.45	19,852	18,457
Ivy VIP Asset Strategy Portfolio - Class II	845,012	10.44	8,823,953	8,026,172
Ivy VIP Energy Portfolio - Class I	36,284	2.48	90,111	82,391
Ivy VIP Energy Portfolio - Class II	2,902,149	2.48	7,199,941	9,044,041
Ivy VIP High Income Portfolio - Class I	419,269	3.41	1,427,988	1,426,811
Ivy VIP High Income Portfolio - Class II	8,675,663	3.40	29,455,610	29,050,235
Ivy VIP Mid Cap Growth Portfolio - Class I	346,400	17.60	6,098,160	4,448,154
Ivy VIP Mid Cap Growth Portfolio - Class II	1,450,643	17.48	25,363,036	17,916,870
Ivy VIP Science and Technology Portfolio - Class I	58,780	36.13	2,123,737	1,810,858
Ivy VIP Science and Technology Portfolio - Class II	1,332,776	35.87	47,809,614	37,814,152
Ivy VIP Small Cap Growth Portfolio - Class I	34,631	12.15	420,696	322,484
Ivy VIP Small Cap Growth Portfolio - Class II	679,963	12.08	8,213,947	6,085,805
Janus Henderson Balanced Portfolio - Service Shares	324,223	46.10	14,946,703	10,425,589
Janus Henderson Enterprise Portfolio - Service Shares	86,390	87.46	7,555,666	4,579,994
Janus Henderson Global Research Portfolio - Service Shares	9,036	62.00	560,222	324,393
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	544,455	11.88	6,468,124	6,203,445
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	19,524,438	11.72	228,826,408	217,282,857
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	261,046	19.73	5,150,441	4,173,742
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	36,191	11.33	410,048	389,567
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	414,118	11.29	4,675,388	4,283,754
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	4,703	11.02	51,826	52,568
Lincoln iShares® Global Growth Allocation Fund - Standard Class	47,638	13.78	656,216	541,819
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	54,707	13.63	745,490	598,185
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	2,988,190	12.49	37,322,489	36,241,576
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	709,023	47.18	33,451,706	23,827,632
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	815,908	16.61	13,552,228	13,273,160
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	2,997,902	14.32	42,929,962	43,264,517
LVIP American Balanced Allocation Fund - Service Class	4,911,016	14.44	70,890,514	63,268,655
LVIP American Balanced Allocation Fund - Standard Class	940,538	14.45	13,590,774	11,885,746

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	36,705,034	$13.65	$500,987,004	$457,370,764
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	2,955,066	12.35	36,506,888	33,700,282
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	38,510	12.36	476,018	423,967
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	6,773,728	13.24	89,697,706	80,025,727
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	33,510	13.25	444,004	385,848
LVIP American Global Growth Fund - Service Class II	13,664,087	27.01	369,121,650	258,266,464
LVIP American Global Small Capitalization Fund - Service Class II	3,925,036	20.74	81,409,181	57,002,346
LVIP American Growth Allocation Fund - Service Class	3,327,773	14.93	49,676,990	43,761,486
LVIP American Growth Allocation Fund - Standard Class	390,008	14.95	5,828,665	5,231,305
LVIP American Growth Fund - Service Class II	40,901,752	32.64	1,334,869,578	837,971,547
LVIP American Growth-Income Fund - Service Class II	43,800,463	23.05	1,009,688,274	857,609,803
LVIP American Income Allocation Fund - Standard Class	6,145	12.80	78,679	71,020
LVIP American International Fund - Service Class II	16,616,702	16.77	278,645,484	227,208,599
LVIP American Preservation Fund - Service Class	2,704,155	10.31	27,890,654	27,480,342
LVIP American Preservation Fund - Standard Class	63,229	10.32	652,270	642,341
LVIP Baron Growth Opportunities Fund - Service Class	4,037,555	78.92	318,627,707	193,091,187
LVIP Baron Growth Opportunities Fund - Standard Class	21,190	81.83	1,733,926	1,159,612
LVIP BlackRock Advantage Allocation Fund - Service Class	906,731	13.50	12,243,590	12,258,188
LVIP BlackRock Advantage Allocation Fund - Standard Class	38,700	13.03	504,228	483,150
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	67,791,162	20.63	1,398,802,832	1,277,020,450
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	23,422	20.69	484,626	461,720
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	71,430,805	12.19	870,741,518	744,271,145
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	5,852	12.27	71,816	62,339
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	35,431,800	12.57	445,342,297	402,185,459
LVIP BlackRock Global Real Estate Fund - Service Class	10,487,112	8.60	90,210,140	89,233,405
LVIP BlackRock Global Real Estate Fund - Standard Class	233,464	8.71	2,033,936	2,096,368
LVIP BlackRock Inflation Protected Bond Fund - Service Class	69,218,978	10.54	729,291,156	730,242,091
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	591,942	10.56	6,251,497	6,050,434
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	43,669,937	13.24	578,233,639	512,901,882
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	26,464,382	44.39	1,174,700,984	895,672,723
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	50,068	45.41	2,273,789	1,505,207
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	39,504,265	21.06	832,117,841	541,090,676
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	6,834	21.90	149,663	91,452
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class	36,272,611	14.90	540,461,904	429,349,997
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	5,149	14.93	76,869	59,681
LVIP Delaware Bond Fund - Service Class	295,109,963	14.40	4,248,993,240	4,088,463,355
LVIP Delaware Bond Fund - Standard Class	4,752,666	14.40	68,457,406	65,147,349
LVIP Delaware Diversified Floating Rate Fund - Service Class	70,945,963	9.99	708,395,439	716,460,071
LVIP Delaware Diversified Floating Rate Fund - Standard Class	304,867	9.99	3,045,009	3,078,910
LVIP Delaware Mid Cap Value Fund - Service Class	3,484,208	35.10	122,302,684	122,461,759
LVIP Delaware Social Awareness Fund - Service Class	1,542,552	45.28	69,846,757	58,358,094
LVIP Delaware Social Awareness Fund - Standard Class	151,124	45.60	6,891,094	5,380,196
LVIP Delaware Wealth Builder Fund - Service Class	1,441,942	12.07	17,402,800	18,013,556
LVIP Delaware Wealth Builder Fund - Standard Class	278,337	12.10	3,366,759	3,669,204
LVIP Dimensional International Core Equity Fund - Service Class	9,167,426	11.52	105,627,085	93,757,667
LVIP Dimensional International Core Equity Fund - Standard Class	1,348,127	11.54	15,556,040	13,765,060
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	61,122,546	9.31	568,989,777	571,979,681
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	216,850	9.32	2,020,390	1,924,089
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	5,451,028	37.94	206,784,765	172,413,656
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	413,330	38.20	15,789,624	13,497,800
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	7,122,813	16.35	116,450,873	89,018,819
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	765,996	16.37	12,538,587	9,786,819
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	49,252,753	18.79	925,557,740	691,033,961
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	190,558	18.82	3,585,355	2,741,860
LVIP Dimensional/Vanguard Total Bond Fund - Service Class	75,982,857	11.20	851,083,977	812,402,063
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	2,616,348	11.21	29,318,795	28,358,240
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	31,976,669	15.27	488,283,730	390,278,892
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	8,279	15.29	126,579	97,818
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	24,030,078	39.54	950,149,287	780,762,526
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,354	39.55	53,559	53,688
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	1,793,525	12.25	21,967,089	18,902,248

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	15,843	$12.25	$194,136	$172,882
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	14,040,611	11.17	156,889,787	145,266,212
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	248,417	11.20	2,781,525	2,505,270
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	68,622,052	14.50	995,294,249	919,411,399
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	80,324	14.51	1,165,502	1,101,690
LVIP Global Growth Allocation Managed Risk Fund - Service Class	492,389,542	14.96	7,368,117,113	6,433,407,145
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	630,765	14.96	9,438,774	8,890,482
LVIP Global Income Fund - Service Class	45,795,814	12.01	549,824,547	523,965,352
LVIP Global Income Fund - Standard Class	99,627	12.09	1,204,090	1,150,228
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	389,573,682	15.26	5,944,504,814	5,264,714,754
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	309,679	15.26	4,726,936	4,574,955
LVIP Government Money Market Fund - Service Class	46,605,290	10.00	466,052,897	466,052,897
LVIP Government Money Market Fund - Standard Class	4,676,657	10.00	46,766,568	46,766,567
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	37,757,092	12.34	465,847,007	406,194,704
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	7,191	12.36	88,849	75,346
LVIP JPMorgan High Yield Fund - Service Class	19,759,418	10.62	209,825,256	211,124,359
LVIP JPMorgan High Yield Fund - Standard Class	272,721	10.62	2,897,385	2,888,436
LVIP JPMorgan Retirement Income Fund - Service Class	1,163,782	13.26	15,427,096	14,684,006
LVIP JPMorgan Retirement Income Fund - Standard Class	102,824	13.27	1,364,169	1,391,348
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	33,190,726	17.51	581,070,036	494,168,160
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	14,296	17.64	252,173	220,915
LVIP Loomis Sayles Global Growth Fund - Service Class	175,853	15.64	2,751,041	2,387,254
LVIP Loomis Sayles Global Growth Fund - Standard Class	6,447	15.74	101,446	81,712
LVIP MFS International Equity Managed Volatility Fund - Service Class	46,434,039	12.80	594,262,836	506,663,086
LVIP MFS International Growth Fund - Service Class	12,405,615	21.77	270,033,014	193,464,895
LVIP MFS International Growth Fund - Standard Class	91,308	21.75	1,985,958	1,726,366
LVIP MFS Value Fund - Service Class	22,677,775	47.36	1,073,996,761	736,939,824
LVIP MFS Value Fund - Standard Class	90,036	47.41	4,268,316	3,871,567
LVIP Mondrian International Value Fund - Service Class	17,050,450	15.33	261,332,249	273,298,757
LVIP Mondrian International Value Fund - Standard Class	589,083	15.34	9,037,128	9,399,284
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	6,245,840	12.22	76,317,917	65,067,539
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	3,969	12.24	48,569	39,210
LVIP PIMCO Low Duration Bond Fund - Service Class	66,234,179	10.08	667,640,520	666,088,654
LVIP PIMCO Low Duration Bond Fund - Standard Class	1,079,087	10.09	10,882,596	10,917,963
LVIP SSGA Bond Index Fund - Service Class	80,481,475	12.06	970,687,072	913,014,591
LVIP SSGA Bond Index Fund - Standard Class	1,259,698	12.06	15,188,183	14,827,004
LVIP SSGA Conservative Index Allocation Fund - Service Class	5,985,380	14.73	88,140,708	76,165,836
LVIP SSGA Conservative Index Allocation Fund - Standard Class	210,839	14.73	3,106,294	3,022,726
LVIP SSGA Conservative Structured Allocation Fund - Service Class	12,142,593	12.58	152,778,106	139,604,947
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	70,615	12.59	888,686	844,461
LVIP SSGA Developed International 150 Fund - Service Class	17,686,244	7.63	134,981,414	139,217,584
LVIP SSGA Developed International 150 Fund - Standard Class	132,097	7.63	1,007,902	1,039,878
LVIP SSGA Emerging Markets 100 Fund - Service Class	18,740,521	8.53	159,856,644	168,239,062
LVIP SSGA Emerging Markets 100 Fund - Standard Class	433,179	8.53	3,694,147	3,799,513
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	627,464	13.22	8,291,937	7,020,116
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	79,988	13.25	1,059,447	844,837
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	58,142,124	12.45	723,636,877	667,395,077
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	85,507	12.45	1,064,218	1,007,918
LVIP SSGA International Index Fund - Service Class	28,114,911	10.38	291,692,201	237,240,954
LVIP SSGA International Index Fund - Standard Class	828,183	10.37	8,591,569	7,696,254
LVIP SSGA International Managed Volatility Fund - Service Class	35,326,681	9.64	340,513,878	306,162,386
LVIP SSGA International Managed Volatility Fund - Standard Class	8,452	9.63	81,422	72,344
LVIP SSGA Large Cap 100 Fund - Service Class	25,351,594	12.89	326,782,046	306,984,926
LVIP SSGA Large Cap 100 Fund - Standard Class	463,253	12.92	5,983,837	5,872,941
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	47,531,063	16.30	774,708,803	622,069,884
LVIP SSGA Mid-Cap Index Fund - Service Class	9,538,265	12.74	121,479,345	112,923,503
LVIP SSGA Mid-Cap Index Fund - Standard Class	576,212	12.76	7,354,196	6,704,784
LVIP SSGA Moderate Index Allocation Fund - Service Class	15,800,955	16.88	266,641,121	211,232,241
LVIP SSGA Moderate Index Allocation Fund - Standard Class	259,589	16.89	4,383,674	4,001,539
LVIP SSGA Moderate Structured Allocation Fund - Service Class	50,115,388	13.55	678,863,049	600,973,852
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	99,732	13.55	1,351,763	1,274,118

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	13,059,397	$17.44	$227,795,061	$176,689,584
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	256,058	17.48	4,476,658	3,893,067
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	27,052,423	13.99	378,544,559	331,121,213
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	176,827	14.00	2,475,931	2,317,752
LVIP SSGA S&P 500 Index Fund - Service Class	63,491,994	24.07	1,527,934,828	1,010,045,428
LVIP SSGA S&P 500 Index Fund - Standard Class	3,649,809	24.09	87,912,941	64,219,810
LVIP SSGA Short-Term Bond Index Fund - Service Class	14,832,212	10.41	154,373,662	153,441,272
LVIP SSGA Short-Term Bond Index Fund - Standard Class	568,663	10.43	5,930,586	5,931,083
LVIP SSGA Small-Cap Index Fund - Service Class	12,782,074	35.86	458,339,604	339,241,306
LVIP SSGA Small-Cap Index Fund - Standard Class	373,386	35.91	13,407,917	10,936,192
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	12,601,094	13.17	165,931,202	148,951,710
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	542,010	13.19	7,149,118	6,379,539
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	42,955,688	14.46	621,268,121	515,895,678
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	4,093	14.48	59,258	47,450
LVIP T. Rowe Price 2010 Fund - Service Class	484,423	10.46	5,066,575	5,159,125
LVIP T. Rowe Price 2020 Fund - Service Class	802,505	10.89	8,738,482	8,145,495
LVIP T. Rowe Price 2030 Fund - Service Class	353,710	11.97	4,233,552	3,707,420
LVIP T. Rowe Price 2040 Fund - Service Class	440,264	11.55	5,085,929	4,211,476
LVIP T. Rowe Price Growth Stock Fund - Service Class	6,719,389	62.71	421,366,135	254,641,125
LVIP T. Rowe Price Growth Stock Fund - Standard Class	80,169	64.60	5,179,266	3,915,292
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	10,090,519	34.94	352,552,658	247,148,908
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	138,726	36.65	5,084,044	3,558,503
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	11,322,394	11.46	129,743,309	117,873,993
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	75,371	11.48	865,106	830,739
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	139,132,967	12.08	1,680,865,371	1,463,006,987
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	181,806	12.09	2,198,397	2,038,459
LVIP Vanguard Domestic Equity ETF Fund - Service Class	13,572,163	26.26	356,405,000	241,261,963
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	479,971	26.30	12,620,831	10,186,988
LVIP Vanguard International Equity ETF Fund - Service Class	19,328,589	12.44	240,447,642	203,574,764
LVIP Vanguard International Equity ETF Fund - Standard Class	1,211,910	12.45	15,093,131	13,006,362
LVIP Wellington Capital Growth Fund - Service Class	7,120,589	72.02	512,853,327	307,032,906
LVIP Wellington Capital Growth Fund - Standard Class	73,413	74.78	5,489,830	4,681,643
LVIP Wellington Mid-Cap Value Fund - Service Class	4,898,475	25.79	126,307,186	109,713,394
LVIP Wellington Mid-Cap Value Fund - Standard Class	42,253	25.91	1,094,602	1,025,891
LVIP Western Asset Core Bond Fund - Service Class	35,019,087	10.77	377,085,529	357,014,581
LVIP Western Asset Core Bond Fund - Standard Class	968,059	10.78	10,437,613	9,816,410
MFS® VIT Growth Series - Initial Class	87,579	73.81	6,464,207	4,457,457
MFS® VIT Growth Series - Service Class	3,702,199	70.23	260,005,428	185,763,181
MFS® VIT Total Return Series - Initial Class	228,069	26.02	5,934,363	5,531,160
MFS® VIT Total Return Series - Service Class	4,609,198	25.50	117,534,549	107,917,502
MFS® VIT Utilities Series - Initial Class	172,672	35.33	6,100,493	5,394,501
MFS® VIT Utilities Series - Service Class	5,037,465	34.69	174,749,677	145,145,236
MFS® VIT II Core Equity Portfolio - Service Class	120,792	27.50	3,321,776	2,801,356
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	42,265	35.05	1,481,377	1,215,031
MFS® VIT II International Intrinsic Value Portfolio - Service Class	1,040,248	34.47	35,857,353	27,242,387
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	54,502	7.76	422,932	424,338
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	1,169,886	7.70	9,008,126	8,973,008
Morgan Stanley VIF Growth Portfolio - Class II	67,872	65.08	4,417,089	2,443,047
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,166,304	15.40	17,961,082	16,988,434
PIMCO VIT All Asset Portfolio - Advisor Class	371,623	11.21	4,165,896	3,675,831
PIMCO VIT All Asset Portfolio - Institutional Class	18,890	11.20	211,573	203,826
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	1,681,282	6.13	10,306,257	13,286,585
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	4,723	6.03	28,481	25,312
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	396,188	10.59	4,195,628	4,077,297
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	9,931	10.59	105,170	102,977
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	216,764	13.44	2,913,307	2,763,781
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	3,295	13.44	44,291	42,364
Putnam VT Equity Income Fund - Class IA	73,651	25.79	1,899,470	1,693,467
Putnam VT Equity Income Fund - Class IB	941,138	25.51	24,008,442	21,722,473
Putnam VT George Putnam Balanced Fund - Class IA	42,551	14.13	601,241	508,046
Putnam VT George Putnam Balanced Fund - Class IB	6,327,730	14.05	88,904,612	76,330,352

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Putnam VT Global Health Care Fund - Class IA	49,018	$17.97	$880,856	$774,720
Putnam VT Global Health Care Fund - Class IB	1,107,469	17.27	19,125,984	17,032,037
Putnam VT Income Fund - Class IA	129,445	11.60	1,501,564	1,494,449
Putnam VT Income Fund - Class IB	850,449	11.46	9,746,142	9,435,622
Putnam VT Multi-Asset Absolute Return Fund - Class IA	4,999	9.45	47,242	50,701
Putnam VT Multi-Asset Absolute Return Fund - Class IB	272,706	9.29	2,533,438	2,742,949
QS Variable Conservative Growth - Class I	151	15.86	2,401	2,269
QS Variable Conservative Growth - Class II	770,675	15.81	12,184,374	11,178,555
Rational Trend Aggregation VA Fund	89,462	11.26	1,007,341	1,017,375
Templeton Foreign VIP Fund - Class 1	7,862	13.57	106,688	107,156
Templeton Foreign VIP Fund - Class 4	275,710	13.54	3,733,118	3,754,760
Templeton Global Bond VIP Fund - Class 1	225,684	14.49	3,270,158	3,747,409
Templeton Global Bond VIP Fund - Class 2	18,255,204	13.82	252,286,918	300,049,725
Templeton Global Bond VIP Fund - Class 4	1,789,748	14.17	25,360,725	29,187,988
Templeton Growth VIP Fund - Class 2	1,876,464	11.17	20,960,108	22,673,125
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	890,797	13.28	11,829,790	10,479,883
VanEck VIP Global Hard Assets Fund - Class S Shares	251,586	21.55	5,421,681	4,775,365
VanEck VIP Global Hard Assets Fund - Initial Class Shares	42,578	22.48	957,154	820,301
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	1,695,867	9.57	16,229,446	15,756,146
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	38,080	9.57	364,421	355,832

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2020, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	206,069	(323,715)	(117,646)
AB VPS International Value Portfolio - Class B	—	(3)	(3)
AB VPS Large Cap Growth Portfolio - Class B	17,724	(42,949)	(25,225)
AB VPS Small/Mid Cap Value Portfolio - Class A	39,279	(34,766)	4,513
AB VPS Small/Mid Cap Value Portfolio - Class B	1,280,557	(912,638)	367,919
ALPS/Alerian Energy Infrastructure Portfolio - Class I	63,550	(16,203)	47,347
ALPS/Alerian Energy Infrastructure Portfolio - Class III	1,076,017	(258,748)	817,269
ALPS/Red Rocks Global Opportunity Portfolio - Class I	6,473	(3,822)	2,651
ALPS/Red Rocks Global Opportunity Portfolio - Class III	170,973	(323,249)	(152,276)
American Century VP Balanced Fund - Class I	22,702	(2,861)	19,841
American Century VP Balanced Fund - Class II	1,958,443	(728,858)	1,229,585
American Century VP Inflation Protection Fund - Class II	—	(134)	(134)
American Century VP Large Company Value Fund - Class I	165,994	(56,955)	109,039
American Century VP Large Company Value Fund - Class II	1,092,629	(356,915)	735,714
American Funds Asset Allocation Fund - Class 1	41,028	(21,040)	19,988
American Funds Asset Allocation Fund - Class 1A	317,829	(143,260)	174,569
American Funds Asset Allocation Fund - Class 4	3,460,784	(3,456,808)	3,976
American Funds Blue Chip Income and Growth Fund - Class 1	10,370	(20,280)	(9,910)
American Funds Blue Chip Income and Growth Fund - Class 1A	335,489	(191,767)	143,722
American Funds Blue Chip Income and Growth Fund - Class 4	1,537,943	(501,234)	1,036,709
American Funds Bond Fund - Class 1	60,549	(90,079)	(29,530)
American Funds Bond Fund - Class 1A	291,092	(122,103)	168,989
American Funds Capital Income Builder® - Class 1	4,469	(15,794)	(11,325)
American Funds Capital Income Builder® - Class 1A	43,022	(27,331)	15,691
American Funds Capital Income Builder® - Class 4	578,131	(913,113)	(334,982)
American Funds Capital World Bond Fund - Class 1	19,542	(44,802)	(25,260)
American Funds Capital World Bond Fund - Class 1A	28,259	(11,522)	16,737
American Funds Global Balanced Fund - Class 1	3,378	(1,415)	1,963
American Funds Global Balanced Fund - Class 1A	2,959	(11,990)	(9,031)
American Funds Global Growth and Income Fund - Class 1	5,821	(12,836)	(7,015)
American Funds Global Growth and Income Fund - Class 1A	38,288	(17,278)	21,010
American Funds Global Growth Fund - Class 1	23,078	(39,838)	(16,760)
American Funds Global Growth Fund - Class 1A	248,614	(153,432)	95,182
American Funds Global Growth Fund - Class 2	160,685	(1,441,537)	(1,280,852)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Global Growth Fund - Class 4	1,413,586	(1,136,755)	276,831
American Funds Global Small Capitalization Fund - Class 1	10,582	(16,465)	(5,883)
American Funds Global Small Capitalization Fund - Class 1A	34,910	(16,234)	18,676
American Funds Global Small Capitalization Fund - Class 2	746,116	(3,039,045)	(2,292,929)
American Funds Global Small Capitalization Fund - Class 4	310,491	(340,201)	(29,710)
American Funds Growth Fund - Class 1	36,468	(110,298)	(73,830)
American Funds Growth Fund - Class 1A	325,462	(291,684)	33,778
American Funds Growth Fund - Class 2	214,000	(7,169,841)	(6,955,841)
American Funds Growth Fund - Class 4	3,576,214	(2,076,368)	1,499,846
American Funds Growth-Income Fund - Class 1	12,518	(98,171)	(85,653)
American Funds Growth-Income Fund - Class 1A	316,367	(99,921)	216,446
American Funds Growth-Income Fund - Class 2	706,703	(6,638,619)	(5,931,916)
American Funds Growth-Income Fund - Class 4	2,479,507	(1,185,345)	1,294,162
American Funds High-Income Bond Fund - Class 1	9,878	(24,275)	(14,397)
American Funds High-Income Bond Fund - Class 1A	37,433	(18,174)	19,259
American Funds International Fund - Class 1	31,051	(163,758)	(132,707)
American Funds International Fund - Class 1A	225,739	(104,485)	121,254
American Funds International Fund - Class 2	1,325,178	(3,630,398)	(2,305,220)
American Funds International Fund - Class 4	1,083,467	(1,026,580)	56,887
American Funds International Growth and Income Fund - Class 1	7,858	(43,940)	(36,082)
American Funds International Growth and Income Fund - Class 1A	67,068	(9,774)	57,294
American Funds Managed Risk Asset Allocation Fund - Class P1	265,195	(44,042)	221,153
American Funds Managed Risk Asset Allocation Fund - Class P2	678,338	(635,626)	42,712
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P1	78,036	(19,943)	58,093
American Funds Managed Risk Growth Fund - Class P1	159,850	(46,439)	113,411
American Funds Managed Risk Growth-Income Fund - Class P1	57,260	(21,557)	35,703
American Funds Managed Risk International Fund - Class P1	87,224	(25,341)	61,883
American Funds Mortgage Fund - Class 1	11,897	(7,563)	4,334
American Funds Mortgage Fund - Class 1A	81,463	(23,394)	58,069
American Funds Mortgage Fund - Class 4	1,155,796	(1,000,490)	155,306
American Funds New World Fund® - Class 1	22,613	(89,018)	(66,405)
American Funds New World Fund® - Class 1A	195,150	(111,066)	84,084
American Funds New World Fund® - Class 4	454,186	(466,477)	(12,291)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	14,852	(5,901)	8,951
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1A	298,556	(221,001)	77,555
BlackRock Global Allocation V.I. Fund - Class I	86,682	(39,338)	47,344
BlackRock Global Allocation V.I. Fund - Class III	348,919	(6,794,720)	(6,445,801)
ClearBridge Variable Aggressive Growth Portfolio - Class I	5,575	(6,164)	(589)
ClearBridge Variable Aggressive Growth Portfolio - Class II	71,754	(312,025)	(240,271)
ClearBridge Variable Large Cap Growth Portfolio - Class I	115,336	(87,108)	28,228
ClearBridge Variable Large Cap Growth Portfolio - Class II	3,214,927	(1,733,854)	1,481,073
ClearBridge Variable Mid Cap Portfolio - Class I	60,691	(42,114)	18,577
ClearBridge Variable Mid Cap Portfolio - Class II	444,757	(541,207)	(96,450)
Columbia VP Commodity Strategy Fund - Class 1	13,291	(10,654)	2,637
Columbia VP Commodity Strategy Fund - Class 2	192,029	(207,026)	(14,997)
Columbia VP Emerging Markets Bond Fund - Class 1	24,710	(18,070)	6,640
Columbia VP Emerging Markets Bond Fund - Class 2	95,068	(123,978)	(28,910)
Columbia VP Strategic Income Fund - Class 1	71,050	(38,893)	32,157
Columbia VP Strategic Income Fund - Class 2	354,954	(396,701)	(41,747)
Delaware VIP® Diversified Income Series - Service Class	11,066,967	(12,881,148)	(1,814,181)
Delaware VIP® Diversified Income Series - Standard Class	352,855	(227,550)	125,305
Delaware VIP® Emerging Markets Series - Service Class	769,054	(2,864,640)	(2,095,586)
Delaware VIP® Emerging Markets Series - Standard Class	41,462	(23,498)	17,964
Delaware VIP® High Yield Series - Service Class	1,085,508	(1,502,155)	(416,647)
Delaware VIP® High Yield Series - Standard Class	1,023	(11,751)	(10,728)
Delaware VIP® International Series - Standard Class	3,134	(1)	3,133
Delaware VIP® International Value Equity Series - Standard Class	85	(3,712)	(3,627)
Delaware VIP® Limited-Term Diversified Income Series - Service Class	10,998,030	(12,373,968)	(1,375,938)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	128,717	(82,581)	46,136
Delaware VIP® REIT Series - Service Class	736,239	(712,980)	23,259
Delaware VIP® REIT Series - Standard Class	64,076	(29,355)	34,721
Delaware VIP® Small Cap Value Series - Service Class	3,298,231	(1,865,433)	1,432,798

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware VIP® Small Cap Value Series - Standard Class	29,077	(38,300)	(9,223)
Delaware VIP® Smid Cap Core Series - Service Class	458,365	(820,449)	(362,084)
Delaware VIP® Smid Cap Core Series - Standard Class	46,095	(72,114)	(26,019)
Delaware VIP® U.S. Growth Series - Service Class	258,399	(2,241,382)	(1,982,983)
Delaware VIP® U.S. Growth Series - Standard Class	11,773	(13,972)	(2,199)
Delaware VIP® Value Series - Service Class	731,558	(1,692,911)	(961,353)
Delaware VIP® Value Series - Standard Class	104,478	(99,800)	4,678
DWS Alternative Asset Allocation VIP Portfolio - Class A	35,133	(26,579)	8,554
DWS Alternative Asset Allocation VIP Portfolio - Class B	216,422	(501,958)	(285,536)
DWS Equity 500 Index VIP Portfolio - Class A	15,710	(32,015)	(16,305)
DWS Small Cap Index VIP Portfolio - Class A	4,963	(13,767)	(8,804)
Eaton Vance VT Floating-Rate Income Fund - ADV Class	57,000	(275,314)	(218,314)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	2,730,441	(2,103,466)	626,975
Fidelity® VIP Balanced Portfolio - Initial Class	109,203	(6,985)	102,218
Fidelity® VIP Balanced Portfolio - Service Class 2	8,701,099	(761,893)	7,939,206
Fidelity® VIP Contrafund® Portfolio - Initial Class	202,675	(63,617)	139,058
Fidelity® VIP Contrafund® Portfolio - Service Class 2	880,609	(4,935,867)	(4,055,258)
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	18,007	(24,106)	(6,099)
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	345,922	(148,465)	197,457
Fidelity® VIP Growth Portfolio - Initial Class	75,696	(66,977)	8,719
Fidelity® VIP Growth Portfolio - Service Class 2	1,156,618	(1,533,407)	(376,789)
Fidelity® VIP Mid Cap Portfolio - Initial Class	55,789	(16,326)	39,463
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,232,642	(3,632,943)	(1,400,301)
Fidelity® VIP Strategic Income Portfolio - Initial Class	181,037	(97,224)	83,813
Fidelity® VIP Strategic Income Portfolio - Service Class 2	426,731	(444,320)	(17,589)
First Trust Capital Strength Portfolio - Class I	1,364,519	(130,820)	1,233,699
First Trust Capital Strength Portfolio - Class II	50,766	(3,293)	47,473
First Trust Dorsey Wright Tactical Core Portfolio - Class I	178,296	(217,164)	(38,868)
First Trust Dorsey Wright Tactical Core Portfolio - Class II	1,527	(2,729)	(1,202)
First Trust International Developed Capital Strength Portfolio - Class I	45,326	(5,587)	39,739
First Trust International Developed Capital Strength Portfolio - Class II	5,741	(1,099)	4,642
First Trust Multi Income Allocation Portfolio - Class I	137,864	(128,071)	9,793
First Trust Multi Income Allocation Portfolio - Class II	2,852	(5,764)	(2,912)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	2,609,020	(1,936,363)	672,657
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	33,088	(25,812)	7,276
Franklin Allocation VIP Fund - Class 4	429,696	(101,961)	327,735
Franklin Income VIP Fund - Class 1	15,908	(12,922)	2,986
Franklin Income VIP Fund - Class 2	1,091,571	(2,953,924)	(1,862,353)
Franklin Income VIP Fund - Class 4	1,099,919	(889,012)	210,907
Franklin Mutual Shares VIP Fund - Class 1	7,023	(2,069)	4,954
Franklin Mutual Shares VIP Fund - Class 2	4,291,425	(3,350,262)	941,163
Franklin Mutual Shares VIP Fund - Class 4	766,088	(368,713)	397,375
Franklin Rising Dividends VIP Fund - Class 1	20,371	(9,417)	10,954
Franklin Rising Dividends VIP Fund - Class 4	354,311	(352,245)	2,066
Franklin Small Cap Value VIP Fund - Class 1	24,448	(10,087)	14,361
Franklin Small Cap Value VIP Fund - Class 4	237,853	(195,894)	41,959
Franklin Small-Mid Cap Growth VIP Fund - Class 1	30,185	(12,426)	17,759
Franklin Small-Mid Cap Growth VIP Fund - Class 4	273,998	(198,567)	75,431
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	24,528	(40,873)	(16,345)
Goldman Sachs VIT Government Money Market Fund - Service Shares	1,681,174	(1,415,374)	265,800
Goldman Sachs VIT Large Cap Value Fund - Service Shares	513,730	(620,683)	(106,953)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	62,389	(70,261)	(7,872)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	38,068	(26,833)	11,235
Guggenheim VT Long Short Equity	90,837	(138,632)	(47,795)
Guggenheim VT Multi-Hedge Strategies	348,504	(246,883)	101,621
Hartford Capital Appreciation HLS Fund - Class IA	7	—	7
Hartford Capital Appreciation HLS Fund - Class IC	290,358	(301,228)	(10,870)
Invesco Oppenheimer V.I. Global Fund - Series II Shares	17,396	(66,631)	(49,235)
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	28,832	(3,828)	25,004
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	203,735	(333,849)	(130,114)
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	92,928	(19,657)	73,271
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series II Shares	212,092	(304,891)	(92,799)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. American Franchise Fund - Series I Shares	4,537	(20,790)	(16,253)
Invesco V.I. American Franchise Fund - Series II Shares	3,605	(6,374)	(2,769)
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	7,858	(8,591)	(733)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	101,893	(287,292)	(185,399)
Invesco V.I. Comstock Fund - Series I Shares	11,661	(6,350)	5,311
Invesco V.I. Comstock Fund - Series II Shares	113,391	(148,395)	(35,004)
Invesco V.I. Core Equity Fund - Series I Shares	1,009	(25,504)	(24,495)
Invesco V.I. Core Equity Fund - Series II Shares	1,066	(7,700)	(6,634)
Invesco V.I. Diversified Dividend Fund - Series I Shares	8,053	(19,395)	(11,342)
Invesco V.I. Diversified Dividend Fund - Series II Shares	149,896	(193,939)	(44,043)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	329,929	(357,360)	(27,431)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	2,804,608	(1,550,612)	1,253,996
Invesco V.I. Equity and Income Fund - Series I Shares	—	(185)	(185)
Invesco V.I. Equity and Income Fund - Series II Shares	82,944	(193,542)	(110,598)
Invesco V.I. International Growth Fund - Series I Shares	61,057	(38,025)	23,032
Invesco V.I. International Growth Fund - Series II Shares	422,285	(469,528)	(47,243)
Ivy VIP Asset Strategy Portfolio - Class I	1,356	(685)	671
Ivy VIP Asset Strategy Portfolio - Class II	48,038	(194,372)	(146,334)
Ivy VIP Energy Portfolio - Class I	24,968	(5,893)	19,075
Ivy VIP Energy Portfolio - Class II	1,610,467	(357,080)	1,253,387
Ivy VIP High Income Portfolio - Class I	18,697	(34,326)	(15,629)
Ivy VIP High Income Portfolio - Class II	1,002,768	(596,717)	406,051
Ivy VIP Mid Cap Growth Portfolio - Class I	113,784	(102,370)	11,414
Ivy VIP Mid Cap Growth Portfolio - Class II	373,798	(231,300)	142,498
Ivy VIP Science and Technology Portfolio - Class I	67,538	(14,924)	52,614
Ivy VIP Science and Technology Portfolio - Class II	914,229	(897,020)	17,209
Ivy VIP Small Cap Growth Portfolio - Class I	7,489	(541)	6,948
Ivy VIP Small Cap Growth Portfolio - Class II	94,255	(115,960)	(21,705)
Janus Henderson Balanced Portfolio - Service Shares	29,863	(92,175)	(62,312)
Janus Henderson Enterprise Portfolio - Service Shares	4,890	(17,497)	(12,607)
Janus Henderson Global Research Portfolio - Service Shares	1,758	(7,468)	(5,710)
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	409,706	(261,683)	148,023
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	9,880,842	(2,058,993)	7,821,849
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	33,018	(86,876)	(53,858)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	3,833	(141)	3,692
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	51,431	(48,975)	2,456
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	4,443	(65)	4,378
Lincoln iShares® Global Growth Allocation Fund - Standard Class	—	(388)	(388)
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	—	(34,545)	(34,545)
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	605,754	(836,404)	(230,650)
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	555,167	(445,808)	109,359
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	53,663	(54,190)	(527)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	1,766,855	(1,714,779)	52,076
LVIP American Balanced Allocation Fund - Service Class	1,045,023	(738,920)	306,103
LVIP American Balanced Allocation Fund - Standard Class	199,817	(46,488)	153,329
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	3,913,102	(3,629,370)	283,732
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	204,819	(223,725)	(18,906)
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	15	(922)	(907)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	291,792	(515,328)	(223,536)
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	80	(2,392)	(2,312)
LVIP American Global Growth Fund - Service Class II	1,077,400	(1,494,412)	(417,012)
LVIP American Global Small Capitalization Fund - Service Class II	328,820	(767,711)	(438,891)
LVIP American Growth Allocation Fund - Service Class	512,173	(471,377)	40,796
LVIP American Growth Allocation Fund - Standard Class	81,137	(52,604)	28,533
LVIP American Growth Fund - Service Class II	2,274,845	(3,869,041)	(1,594,196)
LVIP American Growth-Income Fund - Service Class II	3,863,128	(1,231,814)	2,631,314
LVIP American Income Allocation Fund - Standard Class	222	(902)	(680)
LVIP American International Fund - Service Class II	1,378,922	(1,476,929)	(98,007)
LVIP American Preservation Fund - Service Class	3,037,812	(1,266,225)	1,771,587
LVIP American Preservation Fund - Standard Class	47,374	(10,327)	37,047
LVIP Baron Growth Opportunities Fund - Service Class	975,140	(1,610,855)	(635,715)
LVIP Baron Growth Opportunities Fund - Standard Class	28,129	(16,380)	11,749

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP BlackRock Advantage Allocation Fund - Service Class	224,544	(113,547)	110,997
LVIP BlackRock Advantage Allocation Fund - Standard Class	37,348	(1,285)	36,063
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	8,981,919	(5,425,636)	3,556,283
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	9,663	(10,417)	(754)
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	1,148,037	(6,533,001)	(5,384,964)
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	106	(7,418)	(7,312)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	3,298,077	(3,032,780)	265,297
LVIP BlackRock Global Real Estate Fund - Service Class	937,429	(1,060,486)	(123,057)
LVIP BlackRock Global Real Estate Fund - Standard Class	58,343	(11,941)	46,402
LVIP BlackRock Inflation Protected Bond Fund - Service Class	5,876,429	(8,486,857)	(2,610,428)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	322,735	(134,657)	188,078
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	7,137,675	(1,952,235)	5,185,440
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	5,366,752	(2,560,502)	2,806,250
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,771	(18,202)	(16,431)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	2,325,019	(4,579,931)	(2,254,912)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,191	(833)	358
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class	808,871	(3,661,138)	(2,852,267)
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	2,308	(2,539)	(231)
LVIP Delaware Bond Fund - Service Class	33,276,567	(25,668,433)	7,608,134
LVIP Delaware Bond Fund - Standard Class	295,017	(415,105)	(120,088)
LVIP Delaware Diversified Floating Rate Fund - Service Class	4,177,729	(11,090,223)	(6,912,494)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	105,065	(96,553)	8,512
LVIP Delaware Mid Cap Value Fund - Service Class	1,370,947	(796,101)	574,846
LVIP Delaware Social Awareness Fund - Service Class	162,274	(345,882)	(183,608)
LVIP Delaware Social Awareness Fund - Standard Class	2,184	(20,453)	(18,269)
LVIP Delaware Wealth Builder Fund - Service Class	212,826	(194,448)	18,378
LVIP Delaware Wealth Builder Fund - Standard Class	3,223	(40,489)	(37,266)
LVIP Dimensional International Core Equity Fund - Service Class	1,732,650	(741,355)	991,295
LVIP Dimensional International Core Equity Fund - Standard Class	579,317	(228,973)	350,344
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	12,501,424	(5,239,575)	7,261,849
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	122,971	(98,129)	24,842
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	1,606,113	(956,541)	649,572
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	404,529	(154,642)	249,887
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	1,542,991	(837,658)	705,333
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	308,710	(240,721)	67,989
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	1,741,532	(5,686,923)	(3,945,391)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	43,235	(56,025)	(12,790)
LVIP Dimensional/Vanguard Total Bond Fund - Service Class	12,475,189	(6,706,004)	5,769,185
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	1,314,168	(523,972)	790,196
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	2,734,991	(2,929,624)	(194,633)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	69	(924)	(855)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	2,611,307	(7,799,092)	(5,187,785)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	4,149	(4,085)	64
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	302,827	(180,734)	122,093
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	1,465	(6,136)	(4,671)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	5,284,100	(768,510)	4,515,590
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	60,126	(12,247)	47,879
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	1,211,720	(6,371,706)	(5,159,986)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	77,590	(205)	77,385
LVIP Global Growth Allocation Managed Risk Fund - Service Class	12,174	(51,134,383)	(51,122,209)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	117,918	(95,672)	22,246
LVIP Global Income Fund - Service Class	3,320,602	(6,867,009)	(3,546,407)
LVIP Global Income Fund - Standard Class	38,061	(7,086)	30,975
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	1,329,133	(33,109,734)	(31,780,601)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	36,361	(37,145)	(784)
LVIP Government Money Market Fund - Service Class	50,558,159	(32,125,785)	18,432,374
LVIP Government Money Market Fund - Standard Class	4,994,950	(3,448,327)	1,546,623
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	2,365,226	(4,310,869)	(1,945,643)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	687	(594)	93
LVIP JPMorgan High Yield Fund - Service Class	4,085,327	(4,089,857)	(4,530)
LVIP JPMorgan High Yield Fund - Standard Class	100,388	(77,360)	23,028
LVIP JPMorgan Retirement Income Fund - Service Class	264,475	(178,370)	86,105

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP JPMorgan Retirement Income Fund - Standard Class	28,805	(786)	28,019
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	3,674,400	(4,576,188)	(901,788)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	14,230	(14,703)	(473)
LVIP Loomis Sayles Global Growth Fund - Service Class	165,577	(41,273)	124,304
LVIP Loomis Sayles Global Growth Fund - Standard Class	6,629	(4,363)	2,266
LVIP MFS International Equity Managed Volatility Fund - Service Class	6,424,221	(3,271,091)	3,153,130
LVIP MFS International Growth Fund - Service Class	1,546,989	(1,488,909)	58,080
LVIP MFS International Growth Fund - Standard Class	91,419	(38,856)	52,563
LVIP MFS Value Fund - Service Class	4,296,064	(3,127,932)	1,168,132
LVIP MFS Value Fund - Standard Class	121,237	(28,610)	92,627
LVIP Mondrian International Value Fund - Service Class	2,524,303	(1,589,411)	934,892
LVIP Mondrian International Value Fund - Standard Class	62,094	(42,667)	19,427
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	1,140,193	(577,382)	562,811
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	317	—	317
LVIP PIMCO Low Duration Bond Fund - Service Class	19,197,542	(6,366,524)	12,831,018
LVIP PIMCO Low Duration Bond Fund - Standard Class	780,523	(389,774)	390,749
LVIP SSGA Bond Index Fund - Service Class	10,459,509	(8,623,511)	1,835,998
LVIP SSGA Bond Index Fund - Standard Class	651,856	(198,526)	453,330
LVIP SSGA Conservative Index Allocation Fund - Service Class	1,555,158	(1,101,580)	453,578
LVIP SSGA Conservative Index Allocation Fund - Standard Class	266,660	(29,383)	237,277
LVIP SSGA Conservative Structured Allocation Fund - Service Class	611,256	(1,541,606)	(930,350)
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	23,946	(13,428)	10,518
LVIP SSGA Developed International 150 Fund - Service Class	1,621,644	(1,472,416)	149,228
LVIP SSGA Developed International 150 Fund - Standard Class	24,251	(23,932)	319
LVIP SSGA Emerging Markets 100 Fund - Service Class	1,232,062	(1,496,358)	(264,296)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	68,862	(73,989)	(5,127)
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	418,495	(124,868)	293,627
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	56,869	(28,161)	28,708
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	481,583	(5,911,405)	(5,429,822)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	28,200	(1,976)	26,224
LVIP SSGA International Index Fund - Service Class	1,784,370	(2,749,749)	(965,379)
LVIP SSGA International Index Fund - Standard Class	263,808	(73,935)	189,873
LVIP SSGA International Managed Volatility Fund - Service Class	3,840,534	(3,632,025)	208,509
LVIP SSGA International Managed Volatility Fund - Standard Class	4,234	(10,725)	(6,491)
LVIP SSGA Large Cap 100 Fund - Service Class	1,696,611	(2,097,225)	(400,614)
LVIP SSGA Large Cap 100 Fund - Standard Class	99,070	(60,891)	38,179
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	2,562,513	(3,261,507)	(698,994)
LVIP SSGA Mid-Cap Index Fund - Service Class	1,718,231	(822,809)	895,422
LVIP SSGA Mid-Cap Index Fund - Standard Class	193,871	(111,628)	82,243
LVIP SSGA Moderate Index Allocation Fund - Service Class	1,059,397	(1,746,955)	(687,558)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	205,262	(6,810)	198,452
LVIP SSGA Moderate Structured Allocation Fund - Service Class	458,043	(4,217,496)	(3,759,453)
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	29,186	(4,853)	24,333
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	1,023,251	(1,865,392)	(842,141)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	26,159	(1,855)	24,304
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	477,477	(3,421,866)	(2,944,389)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	19,125	(21,077)	(1,952)
LVIP SSGA S&P 500 Index Fund - Service Class	5,661,108	(5,234,454)	426,654
LVIP SSGA S&P 500 Index Fund - Standard Class	899,744	(398,356)	501,388
LVIP SSGA Short-Term Bond Index Fund - Service Class	12,545,326	(7,686,892)	4,858,434
LVIP SSGA Short-Term Bond Index Fund - Standard Class	511,857	(222,567)	289,290
LVIP SSGA Small-Cap Index Fund - Service Class	2,847,999	(3,112,697)	(264,698)
LVIP SSGA Small-Cap Index Fund - Standard Class	346,784	(240,185)	106,599
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	1,912,685	(1,504,569)	408,116
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	199,389	(95,914)	103,475
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	5,840,586	(5,648,047)	192,539
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	1,770	(2,438)	(668)
LVIP T. Rowe Price 2010 Fund - Service Class	21,773	(79,009)	(57,236)
LVIP T. Rowe Price 2020 Fund - Service Class	42,470	(82,210)	(39,740)
LVIP T. Rowe Price 2030 Fund - Service Class	25,933	(69,123)	(43,190)
LVIP T. Rowe Price 2040 Fund - Service Class	34,830	(59,801)	(24,971)
LVIP T. Rowe Price Growth Stock Fund - Service Class	646,581	(2,363,924)	(1,717,343)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	52,306	(35,830)	16,476
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	916,868	(940,920)	(24,052)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	92,973	(45,293)	47,680
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	4,700,862	(770,298)	3,930,564
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	62,545	(3,827)	58,718
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	14,054,665	(3,320,509)	10,734,156
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	49,436	(10,643)	38,793
LVIP Vanguard Domestic Equity ETF Fund - Service Class	1,760,082	(1,762,555)	(2,473)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	346,739	(127,147)	219,592
LVIP Vanguard International Equity ETF Fund - Service Class	1,993,217	(1,494,879)	498,338
LVIP Vanguard International Equity ETF Fund - Standard Class	374,279	(159,861)	214,418
LVIP Wellington Capital Growth Fund - Service Class	1,284,073	(2,557,922)	(1,273,849)
LVIP Wellington Capital Growth Fund - Standard Class	180,139	(51,033)	129,106
LVIP Wellington Mid-Cap Value Fund - Service Class	1,446,538	(933,850)	512,688
LVIP Wellington Mid-Cap Value Fund - Standard Class	56,131	(23,797)	32,334
LVIP Western Asset Core Bond Fund - Service Class	11,248,305	(2,028,311)	9,219,994
LVIP Western Asset Core Bond Fund - Standard Class	331,279	(121,633)	209,646
MFS® VIT Growth Series - Initial Class	21,796	(32,896)	(11,100)
MFS® VIT Growth Series - Service Class	862,716	(695,982)	166,734
MFS® VIT Total Return Series - Initial Class	9,426	(32,769)	(23,343)
MFS® VIT Total Return Series - Service Class	684,579	(427,687)	256,892
MFS® VIT Utilities Series - Initial Class	22,071	(32,454)	(10,383)
MFS® VIT Utilities Series - Service Class	476,527	(846,751)	(370,224)
MFS® VIT II Core Equity Portfolio - Service Class	10,286	(7,645)	2,641
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	44,224	(37,160)	7,064
MFS® VIT II International Intrinsic Value Portfolio - Service Class	248,603	(414,197)	(165,594)
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	8,012	(2,579)	5,433
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	200,251	(151,236)	49,015
Morgan Stanley VIF Growth Portfolio - Class II	21,111	(34,400)	(13,289)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	71,482	(108,440)	(36,958)
PIMCO VIT All Asset All Authority Portfolio - Advisor Class	28,988	(436,570)	(407,582)
PIMCO VIT All Asset All Authority Portfolio - Institutional Class	5	(10,546)	(10,541)
PIMCO VIT All Asset Portfolio - Advisor Class	444,258	(31,874)	412,384
PIMCO VIT All Asset Portfolio - Institutional Class	19,215	(334)	18,881
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	325,109	(275,034)	50,075
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	16,785	(16,146)	639
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	57,549	(133,198)	(75,649)
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	926	(852)	74
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	67,055	(140,064)	(73,009)
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	11,497	(14,187)	(2,690)
Putnam VT Equity Income Fund - Class IA	191,582	(50,561)	141,021
Putnam VT Equity Income Fund - Class IB	1,735,521	(159,983)	1,575,538
Putnam VT George Putnam Balanced Fund - Class IA	14,927	(12,037)	2,890
Putnam VT George Putnam Balanced Fund - Class IB	1,995,616	(833,233)	1,162,383
Putnam VT Global Health Care Fund - Class IA	48,515	(19,963)	28,552
Putnam VT Global Health Care Fund - Class IB	400,301	(398,293)	2,008
Putnam VT Income Fund - Class IA	107,365	(7,279)	100,086
Putnam VT Income Fund - Class IB	288,334	(246,714)	41,620
Putnam VT Multi-Asset Absolute Return Fund - Class IA	282	(922)	(640)
Putnam VT Multi-Asset Absolute Return Fund - Class IB	74,651	(59,200)	15,451
QS Variable Conservative Growth - Class I	14,821	(14,637)	184
QS Variable Conservative Growth - Class II	377,566	(121,623)	255,943
Rational Trend Aggregation VA Fund	5,962	(10,242)	(4,280)
SEI VP Market Growth Strategy Fund - Class II	198	(178,333)	(178,135)
SEI VP Market Growth Strategy Fund - Class III	3,908	(236,956)	(233,048)
SEI VP Market Plus Strategy Fund - Class III	2,185	(85,029)	(82,844)
Templeton Foreign VIP Fund - Class 1	3,683	(722)	2,961
Templeton Foreign VIP Fund - Class 4	103,909	(99,771)	4,138
Templeton Global Bond VIP Fund - Class 1	77,246	(211,609)	(134,363)
Templeton Global Bond VIP Fund - Class 2	1,255,324	(1,739,820)	(484,496)
Templeton Global Bond VIP Fund - Class 4	475,779	(868,270)	(392,491)
Templeton Growth VIP Fund - Class 2	121,179	(225,429)	(104,250)
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	—	(65,929)	(65,929)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
VanEck VIP Global Hard Assets Fund - Class S Shares	524,388	(339,399)	184,989
VanEck VIP Global Hard Assets Fund - Initial Class Shares	148,798	(97,090)	51,708
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	254,477	(296,802)	(42,325)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	5,103	(47,158)	(42,055)

The change in units outstanding for the year ended December 31, 2019, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	467,661	(950,248)	(482,587)
AB VPS International Value Portfolio - Class B	—	(2)	(2)
AB VPS Large Cap Growth Portfolio - Class B	23,664	(91,314)	(67,650)
AB VPS Small/Mid Cap Value Portfolio - Class A	17,997	(10,898)	7,099
AB VPS Small/Mid Cap Value Portfolio - Class B	405,748	(510,713)	(104,965)
ALPS/Alerian Energy Infrastructure Portfolio - Class I	7,182	(1,701)	5,481
ALPS/Alerian Energy Infrastructure Portfolio - Class III	148,682	(169,638)	(20,956)
ALPS/Red Rocks Global Opportunity Portfolio - Class I	1,332	(1,386)	(54)
ALPS/Red Rocks Global Opportunity Portfolio - Class III	230,447	(129,304)	101,143
ALPS/Stadion Core ETF Portfolio - Class I	839	(26,378)	(25,539)
ALPS/Stadion Core ETF Portfolio - Class III	245,285	(1,624,016)	(1,378,731)
ALPS/Stadion Tactical Growth Portfolio - Class III	46,449	(496,293)	(449,844)
American Century VP Balanced Fund - Class I	23,678	(21,524)	2,154
American Century VP Balanced Fund - Class II	2,173,746	(751,848)	1,421,898
American Century VP Inflation Protection Fund - Class II	—	(139)	(139)
American Century VP Large Company Value Fund - Class I	161,075	(24,753)	136,322
American Century VP Large Company Value Fund - Class II	1,994,137	(500,890)	1,493,247
American Funds Asset Allocation Fund - Class 1	9,791	(36,846)	(27,055)
American Funds Asset Allocation Fund - Class 1A	230,000	(47,525)	182,475
American Funds Asset Allocation Fund - Class 4	3,661,076	(605,783)	3,055,293
American Funds Blue Chip Income and Growth Fund - Class 1	8,075	(24,329)	(16,254)
American Funds Blue Chip Income and Growth Fund - Class 1A	376,750	(37,395)	339,355
American Funds Blue Chip Income and Growth Fund - Class 4	894,913	(157,697)	737,216
American Funds Bond Fund - Class 1	70,192	(67,007)	3,185
American Funds Bond Fund - Class 1A	235,372	(62,116)	173,256
American Funds Capital Income Builder® - Class 1	7,667	(14,740)	(7,073)
American Funds Capital Income Builder® - Class 1A	241,229	(29,308)	211,921
American Funds Capital Income Builder® - Class 4	798,387	(403,329)	395,058
American Funds Capital World Bond Fund - Class 1	31,712	(31,264)	448
American Funds Capital World Bond Fund - Class 1A	7,547	(5,220)	2,327
American Funds Global Balanced Fund - Class 1	6,939	(1,587)	5,352
American Funds Global Balanced Fund - Class 1A	8,513	(14,266)	(5,753)
American Funds Global Growth and Income Fund - Class 1	76	(6,207)	(6,131)
American Funds Global Growth and Income Fund - Class 1A	57,955	(10,129)	47,826
American Funds Global Growth Fund - Class 1	16,311	(19,266)	(2,955)
American Funds Global Growth Fund - Class 1A	65,558	(39,267)	26,291
American Funds Global Growth Fund - Class 2	155,781	(1,500,229)	(1,344,448)
American Funds Global Growth Fund - Class 4	1,010,588	(333,594)	676,994
American Funds Global Small Capitalization Fund - Class 1	3,047	(10,949)	(7,902)
American Funds Global Small Capitalization Fund - Class 1A	14,980	(7,166)	7,814
American Funds Global Small Capitalization Fund - Class 2	87,607	(2,362,917)	(2,275,310)
American Funds Global Small Capitalization Fund - Class 4	424,424	(139,448)	284,976
American Funds Growth Fund - Class 1	6,071	(83,934)	(77,863)
American Funds Growth Fund - Class 1A	421,683	(105,280)	316,403
American Funds Growth Fund - Class 2	41,843	(5,844,465)	(5,802,622)
American Funds Growth Fund - Class 4	2,883,251	(714,961)	2,168,290
American Funds Growth-Income Fund - Class 1	2,839	(33,135)	(30,296)
American Funds Growth-Income Fund - Class 1A	234,564	(66,999)	167,565
American Funds Growth-Income Fund - Class 2	130,657	(7,942,113)	(7,811,456)
American Funds Growth-Income Fund - Class 4	2,570,203	(559,106)	2,011,097
American Funds High-Income Bond Fund - Class 1	3,981	(7,657)	(3,676)
American Funds High-Income Bond Fund - Class 1A	32,131	(31,413)	718

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds International Fund - Class 1	37,428	(53,845)	(16,417)
American Funds International Fund - Class 1A	165,606	(91,789)	73,817
American Funds International Fund - Class 2	357,899	(4,189,354)	(3,831,455)
American Funds International Fund - Class 4	822,104	(444,274)	377,830
American Funds International Growth and Income Fund - Class 1	5,851	(21,048)	(15,197)
American Funds International Growth and Income Fund - Class 1A	9,659	(5,878)	3,781
American Funds Managed Risk Asset Allocation Fund - Class P1	47,444	(22,608)	24,836
American Funds Managed Risk Asset Allocation Fund - Class P2	1,051,186	(563,822)	487,364
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P1	43,567	(23,832)	19,735
American Funds Managed Risk Growth Fund - Class P1	108,830	(22,493)	86,337
American Funds Managed Risk Growth-Income Fund - Class P1	26,196	(2,859)	23,337
American Funds Managed Risk International Fund - Class P1	30,012	(11,711)	18,301
American Funds Mortgage Fund - Class 1	20,950	(24,957)	(4,007)
American Funds Mortgage Fund - Class 1A	16,090	(42,696)	(26,606)
American Funds Mortgage Fund - Class 4	118,375	(195,658)	(77,283)
American Funds New World Fund® - Class 1	14,465	(72,240)	(57,775)
American Funds New World Fund® - Class 1A	133,521	(31,327)	102,194
American Funds New World Fund® - Class 4	627,061	(201,277)	425,784
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	41,689	(42,491)	(802)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1A	130,719	(45,915)	84,804
BlackRock Global Allocation V.I. Fund - Class I	28,113	(25,919)	2,194
BlackRock Global Allocation V.I. Fund - Class III	906,890	(7,090,419)	(6,183,529)
ClearBridge Variable Aggressive Growth Portfolio - Class I	18	(114)	(96)
ClearBridge Variable Aggressive Growth Portfolio - Class II	135,964	(237,414)	(101,450)
ClearBridge Variable Large Cap Growth Portfolio - Class I	72,812	(57,873)	14,939
ClearBridge Variable Large Cap Growth Portfolio - Class II	5,106,869	(278,794)	4,828,075
ClearBridge Variable Mid Cap Portfolio - Class I	37,559	(18,070)	19,489
ClearBridge Variable Mid Cap Portfolio - Class II	693,267	(212,156)	481,111
Columbia VP Commodity Strategy Fund - Class 1	3,097	(1,046)	2,051
Columbia VP Commodity Strategy Fund - Class 2	12,547	(15,386)	(2,839)
Columbia VP Emerging Markets Bond Fund - Class 1	16,514	(14,419)	2,095
Columbia VP Emerging Markets Bond Fund - Class 2	149,948	(68,857)	81,091
Columbia VP Strategic Income Fund - Class 1	79,638	(52,599)	27,039
Columbia VP Strategic Income Fund - Class 2	683,497	(90,063)	593,434
Delaware VIP® Diversified Income Series - Service Class	7,918,252	(8,249,251)	(330,999)
Delaware VIP® Diversified Income Series - Standard Class	286,944	(106,413)	180,531
Delaware VIP® Emerging Markets Series - Service Class	811,454	(2,183,926)	(1,372,472)
Delaware VIP® Emerging Markets Series - Standard Class	19,804	(22,882)	(3,078)
Delaware VIP® High Yield Series - Service Class	690,464	(1,131,745)	(441,281)
Delaware VIP® High Yield Series - Standard Class	9,632	(23,366)	(13,734)
Delaware VIP® International Value Equity Series - Standard Class	6	(199)	(193)
Delaware VIP® Limited-Term Diversified Income Series - Service Class	4,540,453	(8,772,202)	(4,231,749)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	104,352	(49,228)	55,124
Delaware VIP® REIT Series - Service Class	517,014	(656,904)	(139,890)
Delaware VIP® REIT Series - Standard Class	56,719	(22,509)	34,210
Delaware VIP® Small Cap Value Series - Service Class	1,427,177	(791,690)	635,487
Delaware VIP® Small Cap Value Series - Standard Class	32,251	(18,346)	13,905
Delaware VIP® Smid Cap Core Series - Service Class	200,949	(718,570)	(517,621)
Delaware VIP® Smid Cap Core Series - Standard Class	17,671	(30,592)	(12,921)
Delaware VIP® U.S. Growth Series - Service Class	82,479	(1,423,836)	(1,341,357)
Delaware VIP® U.S. Growth Series - Standard Class	10,830	(5,845)	4,985
Delaware VIP® Value Series - Service Class	995,315	(1,076,488)	(81,173)
Delaware VIP® Value Series - Standard Class	39,358	(52,501)	(13,143)
DWS Alternative Asset Allocation VIP Portfolio - Class A	12,859	(12,076)	783
DWS Alternative Asset Allocation VIP Portfolio - Class B	128,163	(512,191)	(384,028)
DWS Equity 500 Index VIP Portfolio - Class A	21,339	(22,869)	(1,530)
DWS Small Cap Index VIP Portfolio - Class A	1,888	(11,756)	(9,868)
Eaton Vance VT Floating-Rate Income Fund - ADV Class	70,306	(52,939)	17,367
Eaton Vance VT Floating-Rate Income Fund - Initial Class	1,112,351	(885,836)	226,515
Fidelity® VIP Balanced Portfolio - Initial Class	31,165	(53)	31,112
Fidelity® VIP Balanced Portfolio - Service Class 2	3,366,486	(73,668)	3,292,818
Fidelity® VIP Contrafund® Portfolio - Initial Class	100,028	(46,719)	53,309

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,531,503	(2,824,290)	(1,292,787)
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	18,686	(1,438)	17,248
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	650,584	(177,498)	473,086
Fidelity® VIP Growth Portfolio - Initial Class	26,316	(24,680)	1,636
Fidelity® VIP Growth Portfolio - Service Class 2	503,459	(1,007,826)	(504,367)
Fidelity® VIP Mid Cap Portfolio - Initial Class	51,814	(27,523)	24,291
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,539,482	(1,731,461)	(191,979)
Fidelity® VIP Strategic Income Portfolio - Initial Class	108,974	(108,320)	654
Fidelity® VIP Strategic Income Portfolio - Service Class 2	426,804	(154,147)	272,657
First Trust Dorsey Wright Tactical Core Portfolio - Class I	175,814	(141,667)	34,147
First Trust Dorsey Wright Tactical Core Portfolio - Class II	587	(27)	560
First Trust Multi Income Allocation Portfolio - Class I	78,105	(36,404)	41,701
First Trust Multi Income Allocation Portfolio - Class II	47	(1,143)	(1,096)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	3,500,183	(1,291,876)	2,208,307
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	96,671	(2,114)	94,557
Franklin Allocation VIP Fund - Class 1	—	(3,571)	(3,571)
Franklin Allocation VIP Fund - Class 4	96,779	(86,836)	9,943
Franklin Income VIP Fund - Class 1	9,628	(3,698)	5,930
Franklin Income VIP Fund - Class 2	500,597	(3,595,293)	(3,094,696)
Franklin Income VIP Fund - Class 4	2,341,888	(308,051)	2,033,837
Franklin Mutual Shares VIP Fund - Class 1	5,805	(5,415)	390
Franklin Mutual Shares VIP Fund - Class 2	390,475	(4,453,719)	(4,063,244)
Franklin Mutual Shares VIP Fund - Class 4	777,403	(195,697)	581,706
Franklin Rising Dividends VIP Fund - Class 1	17,258	(9,353)	7,905
Franklin Rising Dividends VIP Fund - Class 4	668,580	(213,626)	454,954
Franklin Small Cap Value VIP Fund - Class 1	15,671	(5,065)	10,606
Franklin Small Cap Value VIP Fund - Class 4	253,347	(129,427)	123,920
Franklin Small-Mid Cap Growth VIP Fund - Class 1	23,531	(7,686)	15,845
Franklin Small-Mid Cap Growth VIP Fund - Class 4	166,834	(89,103)	77,731
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	66,088	(81,417)	(15,329)
Goldman Sachs VIT Government Money Market Fund - Service Shares	1,573,239	(1,469,911)	103,328
Goldman Sachs VIT Large Cap Value Fund - Service Shares	37,654	(690,144)	(652,490)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	52,422	(52,361)	61
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	55,282	(7,871)	47,411
Guggenheim VT Long Short Equity	66,450	(53,664)	12,786
Guggenheim VT Multi-Hedge Strategies	69,281	(73,169)	(3,888)
Hartford Capital Appreciation HLS Fund - Class IA	7	—	7
Hartford Capital Appreciation HLS Fund - Class IC	204,809	(135,914)	68,895
Invesco Oppenheimer V.I. Global Fund - Series II Shares	10,438	(49,623)	(39,185)
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	10,010	(1,987)	8,023
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	243,100	(190,723)	52,377
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	25,566	(37,934)	(12,368)
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series II Shares	439,518	(194,084)	245,434
Invesco V.I. American Franchise Fund - Series I Shares	420	(22,536)	(22,116)
Invesco V.I. American Franchise Fund - Series II Shares	96	(3,809)	(3,713)
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	56,561	(3,415)	53,146
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	239,253	(200,316)	38,937
Invesco V.I. Comstock Fund - Series I Shares	13,273	(5,165)	8,108
Invesco V.I. Comstock Fund - Series II Shares	87,707	(39,693)	48,014
Invesco V.I. Core Equity Fund - Series I Shares	2,132	(40,740)	(38,608)
Invesco V.I. Core Equity Fund - Series II Shares	106	(7,438)	(7,332)
Invesco V.I. Diversified Dividend Fund - Series I Shares	31,694	(10,303)	21,391
Invesco V.I. Diversified Dividend Fund - Series II Shares	192,236	(333,081)	(140,845)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	326,256	(18,432)	307,824
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	4,605,252	(471,983)	4,133,269
Invesco V.I. Equity and Income Fund - Series I Shares	—	(166)	(166)
Invesco V.I. Equity and Income Fund - Series II Shares	180,447	(457,326)	(276,879)
Invesco V.I. International Growth Fund - Series I Shares	9,459	(19,307)	(9,848)
Invesco V.I. International Growth Fund - Series II Shares	628,067	(236,864)	391,203
Ivy VIP Asset Strategy Portfolio - Class I	—	(38)	(38)
Ivy VIP Asset Strategy Portfolio - Class II	116,097	(117,813)	(1,716)
Ivy VIP Energy Portfolio - Class I	2,740	(5,255)	(2,515)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Ivy VIP Energy Portfolio - Class II	331,010	(499,710)	(168,700)
Ivy VIP High Income Portfolio - Class I	81,257	(26,869)	54,388
Ivy VIP High Income Portfolio - Class II	542,185	(334,066)	208,119
Ivy VIP Mid Cap Growth Portfolio - Class I	70,361	(10,595)	59,766
Ivy VIP Mid Cap Growth Portfolio - Class II	342,827	(182,038)	160,789
Ivy VIP Science and Technology Portfolio - Class I	8,364	(865)	7,499
Ivy VIP Science and Technology Portfolio - Class II	432,972	(251,331)	181,641
Ivy VIP Small Cap Growth Portfolio - Class I	1,073	(813)	260
Ivy VIP Small Cap Growth Portfolio - Class II	146,749	(115,653)	31,096
Janus Henderson Balanced Portfolio - Service Shares	53,132	(60,417)	(7,285)
Janus Henderson Enterprise Portfolio - Service Shares	7,977	(24,819)	(16,842)
Janus Henderson Global Research Portfolio - Service Shares	144	(8,730)	(8,586)
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	243,597	(23,170)	220,427
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	5,925,262	(1,018,328)	4,906,934
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	80,645	(197,481)	(116,836)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	23,833	(138)	23,695
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	111,839	(22,158)	89,681
Lincoln iShares® Global Growth Allocation Fund - Standard Class	—	(392)	(392)
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	—	(2,340)	(2,340)
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	1,304,887	(579,720)	725,167
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	411,411	(192,503)	218,908
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	10,907	(64,296)	(53,389)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	1,292,505	(676,481)	616,024
LVIP American Balanced Allocation Fund - Service Class	929,311	(329,376)	599,935
LVIP American Balanced Allocation Fund - Standard Class	179,941	(29,814)	150,127
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	4,396,168	(1,167,734)	3,228,434
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	351,148	(203,789)	147,359
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	8	(1,874)	(1,866)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	637,078	(512,352)	124,726
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	4	(630)	(626)
LVIP American Global Growth Fund - Service Class II	1,440,296	(734,457)	705,839
LVIP American Global Small Capitalization Fund - Service Class II	113,794	(646,930)	(533,136)
LVIP American Growth Allocation Fund - Service Class	318,620	(329,015)	(10,395)
LVIP American Growth Allocation Fund - Standard Class	217,937	(5,991)	211,946
LVIP American Growth Fund - Service Class II	4,810,090	(635,384)	4,174,706
LVIP American Growth-Income Fund - Service Class II	5,297,975	(509,252)	4,788,723
LVIP American Income Allocation Fund - Standard Class	79	(454)	(375)
LVIP American International Fund - Service Class II	1,496,742	(1,043,706)	453,036
LVIP American Preservation Fund - Service Class	250,559	(172,020)	78,539
LVIP American Preservation Fund - Standard Class	180,279	(177,436)	2,843
LVIP Baron Growth Opportunities Fund - Service Class	984,273	(692,513)	291,760
LVIP Baron Growth Opportunities Fund - Standard Class	15,392	(9,604)	5,788
LVIP BlackRock Advantage Allocation Fund - Service Class	336,298	(50,005)	286,293
LVIP BlackRock Advantage Allocation Fund - Standard Class	19	(116)	(97)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	45,288,900	(21,828,613)	23,460,287
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	20,554	(5,245)	15,309
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	1,551,650	(8,597,580)	(7,045,930)
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	57	(1,919)	(1,862)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	8,188,913	(1,119,098)	7,069,815
LVIP BlackRock Global Real Estate Fund - Service Class	294,289	(1,358,904)	(1,064,615)
LVIP BlackRock Global Real Estate Fund - Standard Class	39,833	(27,564)	12,269
LVIP BlackRock Inflation Protected Bond Fund - Service Class	3,109,628	(6,329,547)	(3,219,919)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	75,016	(81,341)	(6,325)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	12,061,576	(347,702)	11,713,874
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	5,747,062	(743,029)	5,004,033
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	7,282	(16,438)	(9,156)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	3,723,954	(3,044,473)	679,481
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	320	(79)	241
LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class	1,376,979	(15,838,205)	(14,461,226)
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class	15,613,945	(1,832,850)	13,781,095
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	26	(314)	(288)
LVIP Delaware Bond Fund - Service Class	21,181,398	(10,788,369)	10,393,029

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Delaware Bond Fund - Standard Class	309,166	(486,280)	(177,114)
LVIP Delaware Diversified Floating Rate Fund - Service Class	3,558,005	(8,824,790)	(5,266,785)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	123,535	(114,082)	9,453
LVIP Delaware Mid Cap Value Fund - Service Class	1,007,217	(329,259)	677,958
LVIP Delaware Social Awareness Fund - Service Class	163,056	(241,522)	(78,466)
LVIP Delaware Social Awareness Fund - Standard Class	10,817	(44,237)	(33,420)
LVIP Delaware Wealth Builder Fund - Service Class	297,161	(212,477)	84,684
LVIP Delaware Wealth Builder Fund - Standard Class	6,018	(26,698)	(20,680)
LVIP Dimensional International Core Equity Fund - Service Class	2,081,145	(293,955)	1,787,190
LVIP Dimensional International Core Equity Fund - Standard Class	208,765	(183,540)	25,225
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	5,740,867	(1,646,273)	4,094,594
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	35,460	(16,664)	18,796
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	1,950,925	(324,791)	1,626,134
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	188,025	(61,882)	126,143
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	2,327,935	(225,560)	2,102,375
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	151,947	(122,668)	29,279
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	4,675,822	(1,888,942)	2,786,880
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	91,276	(36,258)	55,018
LVIP Dimensional/Vanguard Total Bond Fund - Service Class	11,919,550	(2,253,963)	9,665,587
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	462,298	(247,842)	214,456
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	1,191,488	(2,780,232)	(1,588,744)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	67	(409)	(342)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	5,284,173	(4,686,837)	597,336
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	275	—	275
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	464,086	(133,731)	330,355
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	19,176	(3,938)	15,238
LVIP Franklin Templeton Value Managed Volatility Fund - Service Class	1,244,164	(28,187,750)	(26,943,586)
LVIP Franklin Templeton Value Managed Volatility Fund - Standard Class	975	(1,966)	(991)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	8,794,337	(237,993)	8,556,344
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	194,773	(9,184)	185,589
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	1,053,500	(6,571,904)	(5,518,404)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	13,895	(14,694)	(799)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	3,229,375	(50,947,748)	(47,718,373)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	112,909	(51,607)	61,302
LVIP Global Income Fund - Service Class	1,811,714	(6,383,726)	(4,572,012)
LVIP Global Income Fund - Standard Class	21,269	(7,136)	14,133
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	3,928,248	(33,561,006)	(29,632,758)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	214,853	(10,053)	204,800
LVIP Goldman Sachs Income Builder Fund - Service Class	530,204	(1,659,127)	(1,128,923)
LVIP Goldman Sachs Income Builder Fund - Standard Class	6,574	(56,265)	(49,691)
LVIP Government Money Market Fund - Service Class	20,493,360	(16,995,487)	3,497,873
LVIP Government Money Market Fund - Standard Class	2,597,760	(2,084,219)	513,541
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Service Class	740,779	(28,481,142)	(27,740,363)
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	30,287,937	(2,731,959)	27,555,978
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	2,550	(3,007)	(457)
LVIP JPMorgan High Yield Fund - Service Class	3,065,584	(2,194,579)	871,005
LVIP JPMorgan High Yield Fund - Standard Class	151,372	(37,313)	114,059
LVIP JPMorgan Retirement Income Fund - Service Class	742,763	(159,424)	583,339
LVIP JPMorgan Retirement Income Fund - Standard Class	3,430	(5,267)	(1,837)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	1,867,220	(3,096,777)	(1,229,557)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	4,032	(4,216)	(184)
LVIP Loomis Sayles Global Growth Fund - Service Class	79,342	(32,666)	46,676
LVIP Loomis Sayles Global Growth Fund - Standard Class	12,501	(9,550)	2,951
LVIP MFS International Equity Managed Volatility Fund - Service Class	6,681,882	(1,361,262)	5,320,620
LVIP MFS International Growth Fund - Service Class	1,561,370	(1,198,556)	362,814
LVIP MFS International Growth Fund - Standard Class	28,027	(3,738)	24,289
LVIP MFS Value Fund - Service Class	2,041,746	(3,096,687)	(1,054,941)
LVIP MFS Value Fund - Standard Class	58,247	(4,999)	53,248
LVIP Mondrian International Value Fund - Service Class	1,033,249	(1,967,464)	(934,215)
LVIP Mondrian International Value Fund - Standard Class	13,328	(52,106)	(38,778)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	637,709	(833,758)	(196,049)
LVIP PIMCO Low Duration Bond Fund - Service Class	9,553,398	(5,631,540)	3,921,858

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP PIMCO Low Duration Bond Fund - Standard Class	237,543	(148,205)	89,338
LVIP SSGA Bond Index Fund - Service Class	4,045,489	(7,970,528)	(3,925,039)
LVIP SSGA Bond Index Fund - Standard Class	881,101	(544,184)	336,917
LVIP SSGA Conservative Index Allocation Fund - Service Class	851,098	(774,130)	76,968
LVIP SSGA Conservative Index Allocation Fund - Standard Class	—	(96)	(96)
LVIP SSGA Conservative Structured Allocation Fund - Service Class	648,042	(1,925,414)	(1,277,372)
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	84	(35,226)	(35,142)
LVIP SSGA Developed International 150 Fund - Service Class	677,946	(1,668,701)	(990,755)
LVIP SSGA Developed International 150 Fund - Standard Class	40,254	(7,951)	32,303
LVIP SSGA Emerging Markets 100 Fund - Service Class	883,276	(1,574,442)	(691,166)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	65,216	(39,871)	25,345
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	400,652	(98,146)	302,506
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	49,667	(1,378)	48,289
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	455,220	(6,126,010)	(5,670,790)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	269	(7,845)	(7,576)
LVIP SSGA International Index Fund - Service Class	873,066	(3,404,004)	(2,530,938)
LVIP SSGA International Index Fund - Standard Class	80,755	(38,291)	42,464
LVIP SSGA International Managed Volatility Fund - Service Class	674,010	(4,475,440)	(3,801,430)
LVIP SSGA International Managed Volatility Fund - Standard Class	327	(1,538)	(1,211)
LVIP SSGA Large Cap 100 Fund - Service Class	724,967	(1,574,854)	(849,887)
LVIP SSGA Large Cap 100 Fund - Standard Class	156,726	(23,454)	133,272
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	7,989,057	(1,209,881)	6,779,176
LVIP SSGA Large Cap Managed Volatility Fund - Standard Class	5,464	(5,464)	—
LVIP SSGA Mid-Cap Index Fund - Service Class	2,071,708	(443,237)	1,628,471
LVIP SSGA Mid-Cap Index Fund - Standard Class	182,632	(49,268)	133,364
LVIP SSGA Moderate Index Allocation Fund - Service Class	1,751,723	(1,629,393)	122,330
LVIP SSGA Moderate Index Allocation Fund - Standard Class	31,738	(417)	31,321
LVIP SSGA Moderate Structured Allocation Fund - Service Class	847,969	(6,123,174)	(5,275,205)
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	11,944	(15,999)	(4,055)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	1,616,475	(2,726,327)	(1,109,852)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	62,332	(832)	61,500
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	635,780	(3,387,979)	(2,752,199)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	163	(6,646)	(6,483)
LVIP SSGA S&P 500 Index Fund - Service Class	6,391,309	(4,105,467)	2,285,842
LVIP SSGA S&P 500 Index Fund - Standard Class	1,063,270	(719,627)	343,643
LVIP SSGA Short-Term Bond Index Fund - Service Class	7,360,879	(1,926,517)	5,434,362
LVIP SSGA Short-Term Bond Index Fund - Standard Class	235,286	(49,737)	185,549
LVIP SSGA Small-Cap Index Fund - Service Class	2,714,909	(1,192,703)	1,522,206
LVIP SSGA Small-Cap Index Fund - Standard Class	191,493	(175,248)	16,245
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	892,454	(628,251)	264,203
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	201,957	(36,588)	165,369
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	6,817,251	(1,175,748)	5,641,503
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	2,145	(1,957)	188
LVIP T. Rowe Price 2010 Fund - Service Class	172,341	(201,059)	(28,718)
LVIP T. Rowe Price 2020 Fund - Service Class	40,305	(155,974)	(115,669)
LVIP T. Rowe Price 2030 Fund - Service Class	57,395	(100,990)	(43,595)
LVIP T. Rowe Price 2040 Fund - Service Class	188,011	(200,476)	(12,465)
LVIP T. Rowe Price Growth Stock Fund - Service Class	1,215,081	(1,859,128)	(644,047)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	51,567	(15,709)	35,858
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	1,387,240	(285,763)	1,101,477
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	35,276	(20,846)	14,430
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	6,951,567	(109,688)	6,841,879
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	15,425	(3,029)	12,396
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	22,279,163	(1,084,091)	21,195,072
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	123,124	(6,129)	116,995
LVIP Vanguard Domestic Equity ETF Fund - Service Class	2,067,726	(1,038,706)	1,029,020
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	213,172	(50,311)	162,861
LVIP Vanguard International Equity ETF Fund - Service Class	2,843,184	(805,560)	2,037,624
LVIP Vanguard International Equity ETF Fund - Standard Class	280,687	(54,323)	226,364
LVIP Wellington Capital Growth Fund - Service Class	659,646	(1,778,899)	(1,119,253)
LVIP Wellington Capital Growth Fund - Standard Class	33,491	(12,346)	21,145
LVIP Wellington Mid-Cap Value Fund - Service Class	790,891	(500,931)	289,960

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Wellington Mid-Cap Value Fund - Standard Class	18,233	(12,535)	5,698
LVIP Western Asset Core Bond Fund - Service Class	12,687,249	(660,914)	12,026,335
LVIP Western Asset Core Bond Fund - Standard Class	307,527	(40,103)	267,424
MFS® VIT Growth Series - Initial Class	29,946	(36,419)	(6,473)
MFS® VIT Growth Series - Service Class	1,237,222	(407,648)	829,574
MFS® VIT Total Return Series - Initial Class	20,133	(30,254)	(10,121)
MFS® VIT Total Return Series - Service Class	1,273,113	(397,774)	875,339
MFS® VIT Utilities Series - Initial Class	60,591	(75,312)	(14,721)
MFS® VIT Utilities Series - Service Class	140,093	(774,483)	(634,390)
MFS® VIT II Core Equity Portfolio - Service Class	6,198	(7,869)	(1,671)
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	28,695	(28,641)	54
MFS® VIT II International Intrinsic Value Portfolio - Service Class	461,172	(627,701)	(166,529)
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	3,278	(3,649)	(371)
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	131,721	(83,987)	47,734
Morgan Stanley VIF Growth Portfolio - Class II	16,669	(30,876)	(14,207)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	50,736	(130,416)	(79,680)
PIMCO VIT All Asset All Authority Portfolio - Advisor Class	113,779	(83,203)	30,576
PIMCO VIT All Asset All Authority Portfolio - Institutional Class	2,144	(3,433)	(1,289)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	67,179	(233,937)	(166,758)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	5,917	(5,834)	83
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	101,904	(84,456)	17,448
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	5,461	(635)	4,826
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	72,956	(67,140)	5,816
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	5,379	(3,306)	2,073
Putnam VT Equity Income Fund - Class IA	19,478	(2,374)	17,104
Putnam VT Equity Income Fund - Class IB	331,452	(16,460)	314,992
Putnam VT George Putnam Balanced Fund - Class IA	34,273	(188)	34,085
Putnam VT George Putnam Balanced Fund - Class IB	2,976,896	(568,858)	2,408,038
Putnam VT Global Health Care Fund - Class IA	7,385	(2,472)	4,913
Putnam VT Global Health Care Fund - Class IB	337,770	(347,415)	(9,645)
Putnam VT Income Fund - Class IA	50,811	(32,041)	18,770
Putnam VT Income Fund - Class IB	400,373	(267,253)	133,120
Putnam VT Multi-Asset Absolute Return Fund - Class IA	5,409	(4)	5,405
Putnam VT Multi-Asset Absolute Return Fund - Class IB	31,895	(66,430)	(34,535)
QS Variable Conservative Growth - Class II	389,463	(82,124)	307,339
Rational Trend Aggregation VA Fund	3,581	(8,785)	(5,204)
SEI VP Market Growth Strategy Fund - Class II	281	(10,559)	(10,278)
SEI VP Market Growth Strategy Fund - Class III	19,903	(28,751)	(8,848)
SEI VP Market Plus Strategy Fund - Class III	2,266	(102,357)	(100,091)
Templeton Foreign VIP Fund - Class 1	4,651	(2,228)	2,423
Templeton Foreign VIP Fund - Class 4	51,141	(30,645)	20,496
Templeton Global Bond VIP Fund - Class 1	87,837	(36,313)	51,524
Templeton Global Bond VIP Fund - Class 2	481,466	(1,585,977)	(1,104,511)
Templeton Global Bond VIP Fund - Class 4	586,460	(395,707)	190,753
Templeton Growth VIP Fund - Class 2	120,269	(262,475)	(142,206)
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	1,082,598	(14,255)	1,068,343
VanEck VIP Global Hard Assets Fund - Class S Shares	175,764	(107,486)	68,278
VanEck VIP Global Hard Assets Fund - Initial Class Shares	6,111	(6,644)	(533)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	179,827	(128,641)	51,186
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	20,102	(570)	19,532

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Variable Annuity Account N

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Variable Annuity Account N ("Variable Account"), as of December 31, 2020, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young

We have served as the Variable Account's Auditor since 1998.
Philadelphia, Pennsylvania

April 15, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class B	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
AB VPS International Value Portfolio - Class B	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
AB VPS Large Cap Growth Portfolio - Class B	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
AB VPS Small/Mid Cap Value Portfolio - Class B	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
ALPS/Alerian Energy Infrastructure Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
ALPS/Alerian Energy Infrastructure Portfolio - Class III	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
ALPS/Red Rocks Global Opportunity Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
ALPS/Red Rocks Global Opportunity Portfolio - Class III	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
ALPS/Stadion Core ETF Portfolio - Class I	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	For the year ended December 31, 2019 (the fund ceased to be available as an investment option to Variable Account contract owners during 2019)
ALPS/Stadion Core ETF Portfolio - Class III	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	For the year ended December 31, 2019 (the fund ceased to be available as an investment option to Variable Account contract owners during 2019)
ALPS/Stadion Tactical Growth Portfolio - Class III	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	For the year ended December 31, 2019 (the fund ceased to be available as an investment option to Variable Account contract owners during 2019)
American Century VP Balanced Fund - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Century VP Balanced Fund - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Century VP Inflation Protection Fund - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Century VP Large Company Value Fund - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Century VP Large Company Value Fund - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Asset Allocation Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Asset Allocation Fund - Class 1A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Asset Allocation Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Blue Chip Income and Growth Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Blue Chip Income and Growth Fund - Class 1A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds Blue Chip Income and Growth Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Bond Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Bond Fund - Class 1A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Capital Income Builder® - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Capital Income Builder® - Class 1A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Capital Income Builder® - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Capital World Bond Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Capital World Bond Fund - Class 1A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Balanced Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Balanced Fund - Class 1A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Growth and Income Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Growth and Income Fund - Class 1A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Growth Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Growth Fund - Class 1A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Growth Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Growth Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Small Capitalization Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Small Capitalization Fund - Class 1A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Small Capitalization Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Growth Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Growth Fund - Class 1A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Growth Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Growth Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds Growth-Income Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Growth-Income Fund - Class 1A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Growth-Income Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Growth-Income Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds High-Income Bond Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds High-Income Bond Fund - Class 1A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds International Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds International Fund - Class 1A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds International Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds International Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds International Growth and Income Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds International Growth and Income Fund - Class 1A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Managed Risk Asset Allocation Fund - Class P1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Managed Risk Asset Allocation Fund - Class P2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Managed Risk Growth Fund - Class P1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Managed Risk Growth-Income Fund - Class P1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Managed Risk International Fund - Class P1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Mortgage Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Mortgage Fund - Class 1A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Mortgage Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds New World Fund® - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds New World Fund® - Class 1A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds New World Fund® - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
BlackRock Global Allocation V.I. Fund - Class III	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
ClearBridge Variable Aggressive Growth Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
ClearBridge Variable Aggressive Growth Portfolio - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
ClearBridge Variable Large Cap Growth Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
ClearBridge Variable Large Cap Growth Portfolio - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
ClearBridge Variable Mid Cap Portfolio - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Columbia VP Commodity Strategy Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Columbia VP Commodity Strategy Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Columbia VP Emerging Markets Bond Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Columbia VP Emerging Markets Bond Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Columbia VP Strategic Income Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Columbia VP Strategic Income Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Diversified Income Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Diversified Income Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Emerging Markets Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Emerging Markets Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® High Yield Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® High Yield Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® International Series - Standard Class	As of December 31, 2020	For the period from December 11, 2020 through December 31, 2020	For the period from December 11, 2020 through December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Delaware VIP® International Value Equity Series - Standard Class	N/A - the fund merged into Delaware VIP® International Series - Standard Class during 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020 (the fund merged into Delaware VIP® International Series - Standard Class during 2020)
Delaware VIP® Limited-Term Diversified Income Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® REIT Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® REIT Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Small Cap Value Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Small Cap Value Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Smid Cap Core Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Smid Cap Core Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® U.S. Growth Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® U.S. Growth Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Value Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Value Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
DWS Alternative Asset Allocation VIP Portfolio - Class B	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Eaton Vance VT Floating-Rate Income Fund - ADV Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Eaton Vance VT Floating-Rate Income Fund - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Balanced Portfolio - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from August 6, 2019 (commencement of operations) through December 31, 2019
Fidelity® VIP Balanced Portfolio - Service Class 2	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from May 23, 2019 (commencement of operations) through December 31, 2019
Fidelity® VIP Contrafund® Portfolio - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Growth Portfolio - Service Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Mid Cap Portfolio - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Mid Cap Portfolio - Service Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Strategic Income Portfolio - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Strategic Income Portfolio - Service Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
First Trust Capital Strength Portfolio - Class I	As of December 31, 2020	For the period from May 19, 2020 through December 31, 2020	For the period from May 19, 2020 through December 31, 2020
First Trust Capital Strength Portfolio - Class II	As of December 31, 2020	For the period from June 5, 2020 through December 31, 2020	For the period from June 5, 2020 through December 31, 2020
First Trust Dorsey Wright Tactical Core Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
First Trust Dorsey Wright Tactical Core Portfolio - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
First Trust International Developed Capital Strength Portfolio - Class I	As of December 31, 2020	For the period from June 30, 2020 through December 31, 2020	For the period from June 30, 2020 through December 31, 2020
First Trust International Developed Capital Strength Portfolio - Class II	As of December 31, 2020	For the period from August 4, 2020 through December 31, 2020	For the period from August 4, 2020 through December 31, 2020
First Trust Multi Income Allocation Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
First Trust Multi Income Allocation Portfolio - Class II	Available fund with no money invested at December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Allocation VIP Fund - Class 1	Available fund with no money invested at December 31, 2020	Available fund with no activity in the Statements of Operations at December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Allocation VIP Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Income VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Franklin Income VIP Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Income VIP Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Mutual Shares VIP Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Mutual Shares VIP Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Rising Dividends VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Rising Dividends VIP Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Small Cap Value VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Small Cap Value VIP Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Small-Mid Cap Growth VIP Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT Government Money Market Fund - Service Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT Large Cap Value Fund - Service Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Guggenheim VT Long Short Equity	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Guggenheim VT Multi-Hedge Strategies	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Hartford Capital Appreciation HLS Fund - Class IA	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Hartford Capital Appreciation HLS Fund - Class IC	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Global Fund - Series II Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series II Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. American Franchise Fund - Series II Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. Comstock Fund - Series I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. Comstock Fund - Series II Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. Core Equity Fund - Series II Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. Diversified Dividend Fund - Series I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. Diversified Dividend Fund - Series II Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. Equity and Income Fund - Series I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. Equity and Income Fund - Series II Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. International Growth Fund - Series I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. International Growth Fund - Series II Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Ivy VIP Asset Strategy Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Ivy VIP Asset Strategy Portfolio - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Ivy VIP Energy Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Ivy VIP Energy Portfolio - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Ivy VIP High Income Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Ivy VIP High Income Portfolio - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Ivy VIP Mid Cap Growth Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Ivy VIP Mid Cap Growth Portfolio - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Ivy VIP Science and Technology Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Ivy VIP Science and Technology Portfolio - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Ivy VIP Small Cap Growth Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Ivy VIP Small Cap Growth Portfolio - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	As of December 31, 2020	For the period from August 27, 2020 through December 31, 2020	For the period from August 27, 2020 through December 31, 2020
Lincoln iShares® Global Growth Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Balanced Allocation Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP American Balanced Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Global Growth Fund - Service Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Global Small Capitalization Fund - Service Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Growth Allocation Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Growth Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Growth Fund - Service Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Growth-Income Fund - Service Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Income Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American International Fund - Service Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Preservation Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP American Preservation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Advantage Allocation Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Advantage Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Global Real Estate Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Global Real Estate Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Inflation Protected Bond Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class	N/A - the fund merged into LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class during 2019	N/A - the fund merged into LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class during 2019	For the year ended December 31, 2019 (the fund merged into LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class during 2019)
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Bond Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Diversified Floating Rate Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Diversified Floating Rate Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Mid Cap Value Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Social Awareness Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Wealth Builder Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional International Core Equity Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional International Core Equity Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional/Vanguard Total Bond Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Franklin Templeton Value Managed Volatility Fund - Service Class	N/A - the fund merged into LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class during 2019	N/A - the fund merged into LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class during 2019	For the year ended December 31, 2019 (the fund merged into LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class during 2019)
LVIP Franklin Templeton Value Managed Volatility Fund - Standard Class	N/A - the fund merged into LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class during 2019	N/A - the fund merged into LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class during 2019	For the year ended December 31, 2019 (the fund merged into LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class during 2019)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from January 25, 2019 (commencement of operations) through December 31, 2019
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Income Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Income Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Goldman Sachs Income Builder Fund - Service Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	For the year ended December 31, 2019 (the fund ceased to be available as an investment option to Variable Account contract owners during 2019)
LVIP Goldman Sachs Income Builder Fund - Standard Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	For the year ended December 31, 2019 (the fund ceased to be available as an investment option to Variable Account contract owners during 2019)
LVIP Government Money Market Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Government Money Market Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Service Class	N/A - the fund merged into LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class during 2019	N/A - the fund merged into LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class during 2019	For the year ended December 31, 2019 (the fund merged into LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class during 2019)
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP JPMorgan High Yield Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP JPMorgan Retirement Income Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Loomis Sayles Global Growth Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Loomis Sayles Global Growth Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP MFS International Equity Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP MFS International Growth Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP MFS Value Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP MFS Value Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Mondrian International Value Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP PIMCO Low Duration Bond Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP PIMCO Low Duration Bond Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Bond Index Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA Conservative Index Allocation Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Conservative Structured Allocation Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Developed International 150 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Developed International 150 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Emerging Markets 100 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from February 15, 2019 (commencement of operations) through December 31, 2019
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class0	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA International Index Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA International Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Large Cap 100 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Large Cap 100 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Large Cap Managed Volatility Fund - Standard Class	Available fund with no money invested at December 31, 2020	Available fund with no activity in the Statements of Operations at December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Mid-Cap Index Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Moderate Index Allocation Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Moderate Structured Allocation Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA S&P 500 Index Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Short-Term Bond Index Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Short-Term Bond Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Small-Cap Index Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2010 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2020 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2030 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2040 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price Growth Stock Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from March 11, 2019 (commencement of operations) through December 31, 2019
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Vanguard Domestic Equity ETF Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Vanguard International Equity ETF Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Wellington Capital Growth Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Wellington Capital Growth Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Wellington Mid-Cap Value Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Wellington Mid-Cap Value Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Western Asset Core Bond Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Western Asset Core Bond Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT Growth Series - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT Growth Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT Total Return Series - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT Total Return Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT Utilities Series - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT Utilities Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT II Core Equity Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT II International Intrinsic Value Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Morgan Stanley VIF Growth Portfolio - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
PIMCO VIT All Asset All Authority Portfolio - Advisor Class	N/A - the fund merged into PIMCO VIT All Asset Portfolio - Advisor Class during 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020 (the fund merged into PIMCO VIT All Asset Portfolio - Advisor Class during 2020)
PIMCO VIT All Asset All Authority Portfolio - Institutional Class	N/A - the fund merged into PIMCO VIT All Asset Portfolio - Institutional Class during 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020 (the fund merged into PIMCO VIT All Asset Portfolio - Institutional Class during 2020)
PIMCO VIT All Asset Portfolio - Advisor Class	As of December 31, 2020	For the period from June 1, 2020 through December 31, 2020	For the period from June 1, 2020 through December 31, 2020
PIMCO VIT All Asset Portfolio - Institutional Class	As of December 31, 2020	For the period from June 1, 2020 through December 31, 2020	For the period from June 1, 2020 through December 31, 2020
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Putnam VT Equity Income Fund - Class IA	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from November 7, 2019 (commencement of operations) through December 31, 2019
Putnam VT Equity Income Fund - Class IB	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Putnam VT George Putnam Balanced Fund - Class IA	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from April 3, 2019 (commencement of operations) through December 31, 2019
Putnam VT George Putnam Balanced Fund - Class IB	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Putnam VT Global Health Care Fund - Class IA	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Putnam VT Income Fund - Class IA	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Putnam VT Income Fund - Class IB	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Putnam VT Multi-Asset Absolute Return Fund - Class IA	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Putnam VT Multi-Asset Absolute Return Fund - Class IB	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
QS Variable Conservative Growth - Class I	As of December 31, 2020	For the period from January 15, 2020 through December 31, 2020	For each of the two years in the period ended December 31, 2020
QS Variable Conservative Growth - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Rational Trend Aggregation VA Fund	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
SEI VP Market Growth Strategy Fund - Class II	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020 (the fund ceased to be available as an investment option to Variable Account contract owners during 2020)
SEI VP Market Growth Strategy Fund - Class III	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020 (the fund ceased to be available as an investment option to Variable Account contract owners during 2020)
SEI VP Market Plus Strategy Fund - Class III	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020 (the fund ceased to be available as an investment option to Variable Account contract owners during 2020)
Templeton Foreign VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Templeton Foreign VIP Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Templeton Global Bond VIP Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Templeton Global Bond VIP Fund - Class 4	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Templeton Growth VIP Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from June 17, 2019 (commencement of operations) through December 31, 2019
VanEck VIP Global Hard Assets Fund - Class S Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
VanEck VIP Global Hard Assets Fund - Initial Class Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020